UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Criteo S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement

Criteo S.A.
32 Rue Blanche
75009 Paris
France

Criteo S.A. | 32 Rue Blanche | 75009 Paris | France
+33 1 4040 2290 | criteo.com | IR@Criteo.com

To Our Shareholders:

What:	Our 2020 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”)
When:	June 25, 2020 at 2:00 p.m., local time
Where:	32 Rue Blanche, 75009 Paris, France*
Why:	At this Annual General Meeting, shareholders of Criteo S.A. (the “Company”) will be asked to:
Within the authority of the Ordinary Shareholders’ Meeting:
	1.	Renew the term of office of Mr. Jean-Baptiste Rudelle as Director;
	2.	Renew the term of office of Mr. James Warner as Director;
	3.	Renew the term of office of Mr. Edmond Mesrobian as Director;
	4.	Renew the term of office of Ms. Marie Lalleman as Director;
	5.	Approve, on a non-binding advisory basis, the compensation for the named executive officers of the Company;
	6.	Approve the statutory financial statements for the fiscal year ended December 31, 2019;
	7.	Approve the consolidated financial statements for the fiscal year ended December 31, 2019;
	8.	Approve the allocation of profits for the fiscal year ended December 31, 2019;
	9.	Approve an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Marie Lalleman);
	10.	Approve an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Megan Clarken);
	11.	Approve an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Consultancy agreement entered into with the company Rocabella);
	12.	Delegate authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code;
Within the authority of the Extraordinary Shareholders’ Meeting:
13.
Delegate authority to the board of directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the board of directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

14.
Authorize the board of directors to reduce the Company’s shares capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code;

	15.	Delegate authority to the board of directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock;
16.
Authorize the board of directors to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders' preferential subscription right;

17.
Authorize the board of directors to grant time-based restricted stock units to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right;

18.
Authorize the board of directors to grant performance-based restricted stock units from time to time to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right;

	19.	Approve the maximum number of shares that may be issued or acquired pursuant to the authorizations and delegations pursuant to items 16 to 18 above;
20.
Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights;

21.
Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights;

22.
Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

23.
Delegate authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase with or without shareholders’ preferential subscription rights pursuant to items 20 to 22 above, and pursuant to the delegation adopted by the 24th Resolution of the Shareholders’ Meeting held on May 16, 2019;

24.
Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise);

25.	Approve the overall limits on the amount of ordinary shares to be issued pursuant to items 20 to 22 and 24 above and to item 27 below;
26.	Delegate authority to the board of directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code;
27.
Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares or securities giving access to the Company’s share capital in the scope of a merger-absorption decided by the board of directors pursuant to item 26 above;

28.
Approve amendment of Article 12 of the by-laws “Board of Directors’ meetings” to comply with the new legal provisions of the French Commercial Code to provide to the board of directors the faculty to take certain decisions by written consultation;

29.	Approve amendment of Article 13 of the by-laws “powers of the Board of Directors” to comply with the new provisions of the “Loi Pacte” relating to the attribution of the board of directors;
30.
Approve amendment of Article 19 of the by-laws “general shareholders’ meetings” to comply with the new legal provisions of the French Commercial Code relating to the methods of determination of the required majority for the adoption of resolutions by general shareholder’ meetings; and

transact such other business as may properly come before the Annual General Meeting or any adjournment or postponement of the Annual General Meeting.
This notice of the Annual General Meeting and accompanying proxy materials are first being mailed to you, as a holder of record of Criteo S.A. Ordinary Shares as of May 8, 2020, on or about May 8, 2020. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares, each of which represents one Ordinary Share of the Company (“ADSs”).
If you are a holder of Ordinary Shares at 12:00 a.m., Paris time, on June 23, 2020, you will be eligible to vote at the Annual General Meeting. You may (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union. If you vote in advance of the Annual General Meeting by submitting your proxy card, you will not be able to change your vote and you will not be able to vote in person at the meeting.
If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 3, 2020. If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.
Your vote is important. Please read the proxy statement and the accompanying materials. Whether or not you plan to attend the Annual General Meeting in person, and no matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

By order of the Board of Directors

Jean-Baptiste Rudelle
Chairman of the Board of Directors
Paris, France
*IMPORTANT NOTICE REGARDING COVID-19: We intend to hold the Annual General Meeting in person. However, we are sensitive to the public health and travel concerns our management, directors and shareholders may have regarding the evolving COVID-19 pandemic and the related protocols that French authorities may impose. As a result, we may decide to hold the Annual General Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting such as videoconference). Any such change will be announced as soon as reasonably practicable before the Annual Meeting on our website, http://criteo.investorroom.com, via a press release and in an additional soliciting material and/or the convening notice filed with the U.S. Securities and Exchange Commission. We encourage you to check our website prior to the meeting if you plan to attend.

RESOLUTION 16: OSAs	101
RESOLUTION 17: RSUs	102
RESOLUTION 18: PSUs	103
RESOLUTION 19: OVERALL SHARE LIMITS	104
RESOLUTIONS 20 TO 25: FINANCIAL AUTHORIZATIONS	105
RESOLUTION 20: SHARE CAPITAL INCREASE WITH PREFERENTIAL RIGHTS	107
RESOLUTION 21: SHARE CAPITAL INCREASE THROUGH A PUBLIC OFFERING	108
RESOLUTION 22: SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING	110
RESOLUTION 23: OVER-ALLOTMENT OPTION	112
RESOLUTION 24: SHARE CAPITAL INCREASE FOR COMPANY SAVINGS PLAN	113
RESOLUTION 25: APPROVAL OF OVERALL LIMITS PURSUANT TO RESOLUTIONS 20 TO 22, 24 ABOVE AND 27 BELOW	114
RESOLUTION 26: DELEGATION OF AUTHORITY TO DECIDE ON MERGERS	115
RESOLUTION 27: DELEGATION OF AUTHORITY TO INCREASE SHARE CAPITAL BY ISSUING SHARES OR SECURITIES GIVEN ACCESS TO THE SHARE CAPITAL IN THE SCOPE OF A MERGER	116
RESOLUTION 28: AMENDMENT TO ARTICLE 12 OF THE BY-LAWS	118
RESOLUTION 29: AMENDMENT TO ARTICLE 13 OF THE BY-LAWS	119
RESOLUTION 30: AMENDMENT TO ARTICLE 19 OF THE BY-LAWS	120
SHAREHOLDER RESOLUTIONS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS	121
INCORPORATION BY REFERENCE	121
OTHER MATTERS	121
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS	123
ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	Annex A-1
ANNEX B: ENGLISH TRANSLATION OF FRENCH GAAP STATUTORY FINANCIAL STATEMENTS	Annex B-1
ANNEX C: ENGLISH TRANSLATION OF IFRS CONSOLIDATED FINANCIAL STATEMENTS	Annex C-1
APPENDIX A: 2016 STOCK OPTION PLAN	Appendix A-1
APPENDIX B: 2015 TIME-BASED RSU PLAN	Appendix B-1
APPENDIX C: 2015 PERFORMANCE-BASED RSU PLAN	Appendix C-1

Criteo S.A.
32 Rue Blanche
75009 Paris, France

PROXY STATEMENT

FOR THE ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 25, 2020

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 25, 2020:

The proxy statement and annual report are available at
http://criteo.investorroom.com/annuals

This proxy statement is being furnished to you by the board of directors of Criteo S.A. (the “Company,” “Criteo,” “our,” “us,” or “we”) to solicit your proxy to vote your ordinary shares at our 2020 Annual General Meeting of Shareholders (the “Annual General Meeting”). The Annual General Meeting will be held on June 25, 2020 at 2:00 p.m., local time, at 32 Rue Blanche, 75009 Paris, France. As a result of the evolving COVID-19 pandemic and related French protocols, however, we may decide to hold the Annual General Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). This proxy statement and the accompanying proxy card are first being mailed on or about May 8, 2020 to holders of our ordinary shares, nominal value €0.025 per share (“Ordinary Shares”), as of May 8, 2020. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares, each representing one Ordinary Share, nominal value €0.025 per share (“ADSs”).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
Who is entitled to vote at the Annual General Meeting?
As of March 31, 2020, 61,669,231 Ordinary Shares were outstanding, of which 60,475,448 were represented by ADSs.
Holders of record of Ordinary Shares at 12:00 a.m., Paris time, on June 23, 2020 will be eligible to vote at the Annual General Meeting. A holder of ADSs registered in such holder’s name on the books of the Depositary (a “registered holder of ADSs”) may instruct the Depositary to vote the Ordinary Shares underlying its ADSs, so long as the Depositary receives such holder’s voting instructions by 5:00 p.m., Eastern Time, on June 19, 2020. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 3, 2020.
What matters will be voted on at the Annual General Meeting?
There are 30 resolutions scheduled to be considered and voted on at the Annual General Meeting:

Within the authority of the Ordinary Shareholders’ Meeting
1.	Renew the term of office of Mr. Jean-Baptiste Rudelle as Director;
2.	Renew the term of office of Mr. James Warner as Director;
3.	Renew the term of office of Mr. Edmond Mesrobian as Director;
4.	Renew the term of office of Ms. Marie Lalleman as Director;
5.	Approve, on a non-binding advisory basis, the compensation for the named executive officers of the Company;
6.	Approve the statutory financial statements for the fiscal year ended December 31, 2019;
7.	Approve the consolidated financial statements for the fiscal year ended December 31, 2019;
8.	Approve the allocation of profits for the fiscal year ended December 31, 2019;
9.	Approve an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Marie Lalleman);
10.	Approve an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Megan Clarken);
11.	Approve an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Consultancy agreement entered into with the company Rocabella);
12.	Delegate authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code;
Within the authority of the Extraordinary Shareholders’ Meeting
13.
Delegate authority to the board of directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the board of directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

14.
Authorize the board of directors to reduce the Company’s shares capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code;

15.	Delegate authority to the board of directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock;
16.
Authorize the board of directors to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders' preferential subscription right;

17.
Authorize the board of directors to grant time-based restricted stock units to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right;

18.
Authorize the board of directors to grant performance-based restricted stock units from time to time to employees and corporate officers of the Company and employees of its subsidiaries, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right;

19.	Approve the maximum number of shares that may be issued or acquired pursuant to the authorizations and delegations pursuant to items 16 to 18 above;
20.
Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights;

21.
Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights;

22.
Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

23.
Delegate authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase with or without shareholders’ preferential subscription rights pursuant to items 20 to 22 above, and pursuant to the delegation adopted by the 24th Resolution of the Shareholders’ Meeting held on May 16, 2019;

24.
Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise);

25.	Approve the overall limits on the amount of ordinary shares to be issued pursuant to items 20 to 22 and 24 above and to item 27 below;
26.	Delegate authority to the board of directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code;
27.
Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares or securities giving access to the Company’s share capital in the scope of a merger-absorption decided by the board of directors pursuant to item 26 above;

28.
Approve amendment of Article 12 of the by-laws “Board of Directors’ meetings” to comply with the new legal provisions of the French Commercial Code to provide to the board of directors the faculty to take certain decisions by written consultation;

29.	Approve amendment of Article 13 of the by-laws “powers of the Board of Directors” to comply with the new provisions of the “Loi Pacte” relating to the attribution of the board of directors; and
30.
Approve amendment of Article 19 of the by-laws “general shareholders’ meetings” to comply with the new legal provisions of the French Commercial Code relating to the methods of determination of the required majority for the adoption of resolutions by general shareholder’ meetings.

We encourage you to read the English translation of the full text of the resolutions, which can be found in Annex A.

What are the board of directors’ voting recommendations?
The board of directors recommends that you vote “FOR” the nominees of the board of directors in Resolutions 1 to 4 and “FOR” each of Resolutions 5 to 30.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no other proxy materials?
We are distributing our proxy materials to holders of ADSs and Ordinary Shares via the Internet under the “Notice and Access” approach permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”). This approach expedites shareholders’ receipt of proxy materials while conserving natural resources and reducing our distribution costs. We intend that on or about May 8, 2020, we will mail to holders of ADSs and Ordinary Shares a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review the proxy materials and, for ADS holders, how to vote online. If you would prefer to receive printed copies of the proxy materials in the mail, please follow the instructions in the Notice of Internet Availability for requesting those materials.
If you hold ADSs, how do your rights differ from those who hold Ordinary Shares?
ADS holders do not have the same rights as holders of our Ordinary Shares. French law governs the rights of holders of our Ordinary Shares. The deposit agreement among the Company, the Depositary and holders of ADSs, and all other persons directly and indirectly holding ADSs, sets out the rights of ADS holders as well as the rights and obligations of the Depositary. Each ADS represents one Ordinary Share (or a right to receive one Ordinary Share) deposited with the principal Paris office of BNP Paribas Securities Services as custodian for the Depositary under the deposit agreement or any successor custodian. Each ADS also represents any other securities, cash or other property which may be held by the Depositary in respect of the depositary facility. The Depositary is the holder of the Ordinary Shares underlying the ADSs. The Depositary’s corporate trust office at which the ADSs are administered and the Depositary’s principal executive offices are located at 240 Greenwich Street, New York, New York 10286.
From whom will I receive proxy materials for the Annual General Meeting?
If you hold Ordinary Shares registered with our registrar, BNP Paribas Securities Services, you are considered the shareholder of record with respect to those Ordinary Shares and will receive the Notice of Internet Availability and, if requested, other proxy materials directly from us.

If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive the Notice of Internet Availability and, if requested, other proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the Notice of Internet Availability and, if requested, other proxy materials from your broker, bank or other nominee.
How can I vote my Ordinary Shares or ADSs?
If you hold Ordinary Shares, you have the right to (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, provided in each case that you are the holder of record of such Ordinary Shares at 12:00 a.m., Paris time, on June 23, 2020. You may vote in person at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting. If you would like to submit your proxy card by mail, you must first request a proxy card from BNP Paribas Securities Services. The deadline for requesting a proxy card from BNP Paribas Securities Services is June 19, 2020. Then, simply mark the proxy card in accordance with the instructions, date and sign, and return it. If you choose to vote by mail or e-mail, however, your proxy card must be received by BNP Paribas Securities Services by June 21, 2020 in order to be taken into account. If you cast your vote by appointing the chairman of the Annual General Meeting as your proxy, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the board of directors’ recommendations. If you appoint another shareholder, your spouse or your partner with whom you are in a civil union to act as your proxy, such proxy must be written and made known to the Company. Due to the ongoing COVID-19 crisis, for the safety of our shareholders, our management team and our board of directors, we highly recommend that you (or your spouse or partner, if your voting proxy is granted to such individual as detailed above) vote by submitting your proxy card to BNP Paribas Securities Services by mail, or grant your voting proxy directly to the chairman of the Annual General Meeting, as opposed to voting in-person at the Annual General Meeting.

If you are a holder of ADSs, you may give voting instructions to the Depositary or your broker, bank or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 3, 2020. If you held ADSs as of that date, you have the right to instruct the Depositary, if you held your ADSs directly, or the right to instruct your broker, bank or other nominee, if you held your ADSs through such intermediary, how to vote. So long as the Depositary receives your voting instructions by 5:00 p.m., Eastern Time, on June 19, 2020, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct. If your ADSs are held through a broker, bank or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will vote the Ordinary Shares underlying your ADSs in accordance with your instructions.
You also may exercise the right to vote the Ordinary Shares underlying your ADSs by surrendering your ADSs and withdrawing the Ordinary Shares represented by your ADSs pursuant to the terms described in the deposit agreement. However, it is possible that you may not have sufficient time to withdraw your Ordinary Shares and vote them at the upcoming Annual General Meeting as a holder of record of Ordinary Shares. Holders of ADSs may incur additional costs associated with the surrender process.
How will my Ordinary Shares be voted if I do not vote?
If you hold Ordinary Shares and do not (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.
If you hold Ordinary Shares and you vote by mail, your Ordinary Shares will be treated as abstentions (which will not be counted as a vote “FOR” or “AGAINST”) on any matters with respect to which you did not make a selection.
If you hold Ordinary Shares and grant your voting proxy directly to the chairman of the Annual General Meeting without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the board of directors’ recommendations.
How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?

If you are a registered holder of ADSs and do not provide voting instructions to the Depositary on how you would like the Ordinary Shares underlying your ADSs to be voted on one or more matters or do not return your voting instruction form, pursuant to the terms of the deposit agreement, the Depositary will deem you to have instructed the Depositary to vote such Ordinary Shares on such uninstructed matters in accordance with the board of directors’ recommendations.
If you are a beneficial holder of ADSs and do not return your voting instruction form, your broker, bank or other nominee will not have discretionary authority to provide voting instructions to the Depositary on any such matter. Further, because such intermediaries are not permitted to exercise discretionary authority, there will be no broker non-votes with respect to any matter. Therefore, pursuant to the terms of the deposit agreement, the Depositary will deem you to have instructed the Depositary to vote the Ordinary Shares underlying such ADSs in accordance with the board of directors’ recommendations. If you are a beneficial holder of ADSs and return your voting instruction form but do not provide instructions on how you would like the Ordinary Shares underlying your ADSs to be voted with respect to a particular matter or all matters, the Ordinary Shares underlying your ADSs will be voted in accordance with the board of directors’ recommendations on all matters with respect to which you have not provided voting instructions.
How will my Ordinary Shares be voted if I grant my proxy to the chairman of the Annual General Meeting?
If you are a holder of Ordinary Shares and you grant your proxy to the chairman of the Annual General Meeting, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the board of directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the board of directors in Resolutions 1 to 4 and “FOR” each of Resolutions 5 to 30.
Could other matters be decided at the Annual General Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this proxy statement, that may properly come before the Annual General Meeting.
Holders of Ordinary Shares: To address the possibility of another matter being presented at the Annual Meeting, holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting (which will not be counted as a vote “FOR” or “AGAINST”) on such matters, or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will be voted “AGAINST” such matters.
If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.
Holders of ADSs: Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.
Who may attend the Annual General Meeting?
Holders of record of Ordinary Shares as of 12:00 a.m., Paris time, on June 23, 2020 and ADS holders as of April 3, 2020, or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or may present evidence of their status as a shareholder at the Annual General Meeting as of 12:00 a.m., Paris time, on June 23, 2020.
Holders of ADSs may be asked to provide proof of ownership in order to be admitted to the Annual General Meeting, such as their most recent account statement or other similar evidence confirming their ownership as of the ADS record date.
Holders of Ordinary Shares or ADSs can obtain directions to the Annual General Meeting by contacting our Investor Relations department by phone at +33 1 40 40 22 90 or by email at InvestorRelations@criteo.com.
Please note that while we intend to hold the Annual General Meeting in person at the location set forth in this proxy statement, we are sensitive to the public health and travel concerns our management, directors and shareholders may have regarding the evolving COVID-19 pandemic and the related protocols that French authorities may impose. As a result, we may decide to hold the Annual General Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting such as videoconference). Any such change will be announced as soon as reasonably practicable before the Annual Meeting on our website, http://criteo.investorroom.com, via a press release and in an additional soliciting material and/or convening notice filed with the SEC. We encourage you to check our website prior to the meeting if you plan to attend.
Can I vote in person at the Annual General Meeting?
If you hold Ordinary Shares as of 12:00 a.m., Paris time, on June 23, 2020 you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.
If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.
As noted above, please monitor our website at http://criteo.investorroom.com in case these attendance requirements are changed in light of the COVID-19 situation.
Can I change my vote?
If you hold Ordinary Shares and submit your proxy card to vote by mail or appoint a proxy in advance of the meeting, you will not be able to change your vote.
If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the Ordinary Shares underlying your ADSs.
What is an “abstention” and how would it affect the vote?
With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter. With respect to ADSs, an “abstention” occurs when a shareholder sends proxy instructions to the Depositary to abstain from voting regarding a particular matter.
An abstention by a holder of Ordinary Shares or by a holder of ADSs will be counted toward a quorum. Because an abstention from voting is not voted affirmatively or negatively, it will have no effect on the approval of any of the proposals.
What are the quorum requirements for the resolutions?

In deciding the resolutions that are scheduled for a vote at the Annual General Meeting, each shareholder as of the record date is entitled to one vote per Ordinary Share. Under our by-laws, in order to take action on the resolutions, a quorum, consisting of the holders of 33 1/3% of the Ordinary Shares entitled to vote, must be present in person or by proxy. Abstentions and ADSs for which no voting instructions have been provided are treated as Ordinary Shares that are present for purposes of determining the presence of a quorum. If a quorum is not present, the meeting will be adjourned.
What are the voting requirements for the resolutions?
The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee named in Resolutions 1 to 4 and for the approval of each matter described in Resolutions 5 to 12. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee, and the votes cast “FOR” a resolution must exceed the aggregate of the votes cast “AGAINST” that resolution. For approval of Resolutions 13 through 30, the affirmative vote of two-thirds of the total number of votes cast is required.
Who will count the votes?
Representatives of BNP Paribas Securities Services will tabulate the votes and act as inspectors of election.
Who will conduct the proxy solicitation and how much will it cost?
We are soliciting proxies from shareholders on behalf of our board of directors and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Criteo and its subsidiaries may solicit proxies from shareholders of the Company in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses.
We have retained Innisfree M&A Incorporated (“Innisfree”), a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual General Meeting. Criteo will pay Innisfree a fee of approximately $50,000, as well as reimburse the firm for certain expenses and indemnify the firm against certain losses, costs and expenses.
We will make arrangements with the Depositary, brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of ADSs, and we will reimburse the Depositary and such intermediaries for their related expenses.
Where can I find the documents referenced in this proxy statement?
The following documents are included in this proxy statement: (i) an English translation of the statutory financial statements of the Company for the fiscal year ended December 31, 2019 prepared in accordance with generally accepted accounting principles as applied to companies in France (“French GAAP”), (ii) an English translation of the consolidated financial statements of the Company for the fiscal year ended December 31, 2019 prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the European Union, and (iii) an English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting. This proxy statement will be accompanied by the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2019 prepared under generally accepted accounting principles as applied in the United States (“U.S. GAAP”). The Company’s Annual Report on Form 10-K was filed with the SEC on March 2, 2020 and is available on our website at ir.criteo.com. In addition, once available, the Report of the Board of Directors and the Management Report will be posted on our website at ir.criteo.com and filed with the SEC. Information contained on, or that can be accessed through, any website referenced herein does not constitute a part of this proxy statement. Websites referenced herein are included solely as an inactive textual reference.

You may obtain additional information, which we make available in accordance with French law, by contacting the Company’s Investor Relations department at Criteo S.A., 32 Rue Blanche, Paris, France 75009, by telephone at +33 1 40 40 22 90 or by emailing InvestorRelations@criteo.com. Such additional information includes, but is not limited to, the statutory auditors’ reports and the report prepared by the independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code referenced in the resolutions described below.
Who can I contact if I have questions about voting my Ordinary Shares or ADSs or attending the Annual General Meeting?
If you have any questions about voting your Ordinary Shares or ADSs or attending the Annual General Meeting, please call our Legal department, in the United States at (646) 410-0400 (extension 5370) and outside the United States at +33 1 75 87 41 66, or our proxy solicitor, Innisfree, in the United States at (888) 750-5834 and outside the United States at +1 (412) 232-3651.

BOARD OF DIRECTORS
Director and Director Nominee Biographies
Jean-Baptiste Rudelle, one of our founders, has served as chairman of our board of directors since the creation of the Company. He also served as our Chief Executive Officer from April 25, 2018 until November 25, 2019, and previously from the creation of the Company until January 2016. From 1999 to 2004, he founded and was the Chief Executive Officer of K-Mobile, a mobile content provider, and in October 2016, he founded LESS, a ride-sharing startup for commuters and other short-distance riders, and served as its Chief Executive Officer. Mr. Rudelle received a degree in Engineering from Ecole Supérieure d’Électricité (Supélec). The board of directors believes that Mr. Rudelle’s extensive knowledge of the Company and his industry experience qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Nathalie Balla has served as a member of our board of directors since June 2017. Since June 2014, Ms. Balla has served as co-chairman and Chief Executive Officer of La Redoute and Relais Colis. Ms. Balla is also currently the General Manager of New R SAS, which was the sole shareholder of La Redoute until Galeries Lafayette acquired 51% of La Redoute’s outstanding shares in April 2018. From 2009 to 2014, Ms. Balla served as Chief Executive Officer of La Redoute, a subsidiary of Redcats. Ms. Balla currently serves on the board of directors of Solocal Group SA. Ms. Balla has a Bachelor’s Degree from École supérieure de commerce (ESCP-EAP) of Paris and a PhD in Business Administration from Saint Gallen University. The board of directors believes that Ms. Balla’s extensive experience as an executive of an e-commerce company qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors.
Marie Lalleman has served as a member of our board of directors since April 2019. Since 2017, Ms. Lalleman has served as Executive Vice President, Global Client Solutions at The Nielsen Company, leading commercial strategies with e-retailers and e-media clients. From 2007 until 2017, Ms. Lalleman held various other executive and leadership positions at Nielsen, including Global Client Business Partner for international retailers and brands, Member of Nielsen Europe, and Member of Nielsen Global Retailer Executive Team. Ms. Lalleman is a director of Mediametrie/Netratings SAS JV. Ms. Lalleman received a business degree from ESC business school in Marseille. The board of directors believes that Ms. Lalleman’s experience in and knowledge of the diverse markets in which we operate, understanding of our business environment from various industry perspectives, and strong strategic thinking qualify her to serve on, and will allow her to make valuable contributions to, the board of directors.
Edmond Mesrobian has served as a member of our board of directors since February 2017. Since August 2018, Mr. Mesrobian has served as Chief Technology Officer of Nordstrom, Inc., a fashion retailer. Prior to that, Mr. Mesrobian served as Chief Technology Officer of Tesco PLC, a grocery and general merchandise retailer, from June 2015 to August 2018. From January 2011 to September 2014, Mr. Mesrobian served as Chief Technology Officer of Expedia, Inc., an online travel company. Mr. Mesrobian holds a B.S. degree in math and computer science, an M.Sc. degree in computer science and a Ph.D. in artificial intelligence and computer vision, all from University of California, Los Angeles. The board of directors believes that Mr. Mesrobian’s extensive experience as an executive of companies in the technology industry and his prior service on the board of directors of Apigee Corporation, an API platform that was acquired by Google Inc. in November 2016, qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Hubert de Pesquidoux has served as a member of our board of directors and chairman of the audit committee since October 2012. Mr. de Pesquidoux is currently Executive Partner at Siris Capital, a private equity firm focused on making control investments in data/telecom, technology and technology-enabled business service companies in North America, and executive chairman of both Premiere Global Services, Inc. and Mavenir Systems (formerly Xura, Inc.). Until 2009, Mr. de Pesquidoux spent more than 20 years in various roles as a senior executive of Alcatel-Lucent S.A. His last position was Chief Financial

Officer of Alcatel-Lucent and President of its Enterprise Business Group. Mr. de Pesquidoux served as chairman of the board for Tekelec from May 2011 to January 2012 and served on the board of directors of Mavenir Systems from January 2012 to February 2015. He is currently the chairman of the audit committee and member of the board of directors of Sequans Communications S.A. and Radisys Corporation and a member of the board of directors of Transaction Network Services. The board of directors believes that Mr. de Pesquidoux’s experience and knowledge in the high-tech industry, as well as his broad financial expertise, qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Rachel Picard has served as a member of our board of directors and as chairwoman of the nomination and corporate governance committee since June 2017. From October 2014 through February 2020, Ms. Picard was the Chief Executive Officer of SNCF Voyages. Prior to that, Ms. Picard was the Chief Executive Officer of SNCF Gares & Connexions at SNCF Group from June 2012 to September 2014. From October 2010 to April 2012, Ms. Picard was with Thomas Cook Group, first as Deputy General Manager of Tour Operating and Marketing, and subsequently as Chief Executive Officer of Thomas Cook. Ms. Picard is currently a member of the board of directors of Compagnie des Alpes, a French public company, and Rocher Participations. Ms. Picard was a member of the board of directors of Unibail Rodamco for a short period in 2012. Ms. Picard has a Master’s Degree from HEC Paris. The board of directors believes that Ms. Picard’s extensive experience in developing and transforming large business entities and managing digital companies qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors.
James Warner has served as a member of our board of directors and as chairman of the compensation committee since February 2013, and as our lead independent director since December 2013. Since January 2009, he has been a Principal of Third Floor Enterprises, an advisory firm specializing in digital marketing and media. From January 2000 until December 2008, Mr. Warner served in various leadership roles at aQuantive Inc., including as Executive Vice President at Razorfish Inc. (formerly Avenue A), which was acquired by Microsoft Corporation in August 2007. Prior to aQuantive, he held leadership positions at HBO, CBS and Primedia. Mr. Warner is also a member of the board of directors for Talix, Inc. and Ansira, Inc. From 2011 to 2016, Mr. Warner served as a member of the board of directors of Merkle, Inc., and from 2012 to 2016, he served as a member of the board of directors of Zoom, Inc. From 2009 to 2015, Mr. Warner served as a member of the board of directors of Healthline Networks, Inc. From 2011 to 2012, he served as a member of the board of directors of MediaMind Technologies Inc. Mr. Warner received a Bachelor of Arts degree from Yale University and a Master in Business Administration from Harvard Business School. The board of directors believes that Mr. Warner’s experience in the consumer and digital marketing and media industries qualifies him to serve on, and allows him to make valuable contributions to, the board of directors.
Family Relationships
There are no family relationships among any of our executive officers, directors or director nominees.
Board Leadership
Mr. Rudelle serves as chairman of the board of directors. Mr. Warner has served as our lead independent director since December 2013, and it is expected that he will continue in that role.
The Company’s governance framework provides the board of directors with flexibility to select the appropriate leadership structure for the Company. The board of directors has reviewed its leadership structure in light of the Company’s operating and governance environment and determined that Mr. Rudelle should continue to serve as the chairman of our board of directors, based on the board of directors’ belief that Mr. Rudelle’s in‑depth knowledge of the Company, keen understanding of the Company’s operations, proven leadership and vision position him to provide strong and effective leadership to the board of directors.

In addition, the board of directors continues to maintain the position of lead independent director that it created in 2013. The board of directors determined that it was appropriate to have a lead independent director for so long as the chairman of the board of directors is holding an executive position, or otherwise is not an independent director. The lead independent director’s responsibilities include leading executive sessions of the board of directors; organizing topics for board of directors’ meeting agendas for review and approval; leading meetings; and coordinating with the chairman on sensitive matters of consideration by the board of directors.
The board of directors does not have a policy that requires the combination or separation of the chairman of the board of directors and Chief Executive Officer positions. Given the dynamic and competitive environment in which we operate, the board of directors continues to believe that retaining the flexibility to vary the leadership structure as appropriate based on certain circumstances over time is in the best interests of the Company and its shareholders at this time.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our employees, officers and directors, including our chief executive and senior financial officers. The Code of Conduct is available on our website at ir.criteo.com under “Corporate Governance.” The audit committee is responsible for overseeing the Code of Conduct, and our board of directors is required to approve any waivers of the Code of Conduct for employees, executive officers and directors. We expect that any amendments to the Code of Conduct or waivers of its requirements required to be disclosed under the rules of the SEC or Nasdaq will be disclosed on our website.
Anti-Hedging/Pledging Policies
Our Insider Trading Policy, which is applicable to all directors, officers and employees of Criteo and its subsidiaries, as well as certain family members of the foregoing, makes clear that all subject persons may not (i) trade in options, warrants, puts, calls or other similar derivative instruments on Company securities or sell Company securities “short,” (ii) hold Company securities in margin accounts, (iii) engage in hedging transactions and all other forms of monetization transactions (including through the use of financial instruments, such as prepaid variable forwards, equity swaps, collars and exchange funds) or (iv) pledge Company securities as collateral for loans.
Human Rights Policy
In February 2020, we adopted a Global Human Rights Policy. While governments have the primary responsibility for protecting and upholding the human rights of their citizens, Criteo recognizes our responsibility to respect internationally recognized standards of fair treatment and non-discrimination in our operations. Standards that we look to and are guided by include the United Nations (“UN”) Guiding Principles on Business and Human Rights and the UN Universal Declaration of Human Rights. Further, we are committed to respecting all internationally recognized human rights wherever we do business. The policy applies to Criteo S.A. and its subsidiaries, and applies to everyone in the Company including the board of directors and all colleagues when doing work for Criteo. Additionally, we strive to select and work with vendors, partners and suppliers who respect all relevant human rights conventions and principles.
Director Independence
Our nomination and corporate governance committee and our board of directors have undertaken a review of the independence of the directors using the current standards for “independence” established by Nasdaq and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out the responsibilities of a director. As a result of this review, our board of directors determined that Mses. Balla, Lalleman and Picard, and Messrs. de Pesquidoux, Mesrobian and Warner, who currently serve on our board of directors, are “independent directors” as that term is defined under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors also had determined that Ms. Sharon Fox Spielman, who resigned from the board of directors effective April 25, 2019, qualified as independent. In making these determinations, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities, if any. In determining that Mses. Balla and Picard are independent under Nasdaq and other applicable standards, our board of directors considered that Ms. Balla is the Co-Chief Executive Officer of La Redoute and Ms. Picard was the Chief Executive Officer of SNCF Voyages, and that each of La Redoute and SNCF Voyages is a customer of the Company and purchases retargeting and other services from the Company on arms-length terms in the ordinary course of business. For more information, see “Certain Relationships and Related Transactions—Other Relationships.”
Role of the Board in Risk Oversight
Our board of directors is primarily responsible for the oversight of our risk management activities and has delegated to the audit committee the responsibility to assist our board of directors in this task. The audit committee also monitors our system of disclosure controls and procedures and internal control over financial reporting and reviews contingent financial liabilities. The audit committee reviews and discusses with management, and, as appropriate, the Company’s auditors, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial, data privacy and cybersecurity risk exposures and the steps taken to monitor and manage those exposures and the Company’s contingent financial liabilities. For a description of the principal duties and responsibilities of the audit committee, see “— Board Committees — Audit Committee” below.
While our board of directors oversees our risk management, our management is responsible for day-to-day risk management processes. Our board of directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the board of directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.
Board Committees
The board of directors has established an audit committee, a compensation committee and a nomination and corporate governance committee, each of which operates pursuant to a separate charter adopted by our board of directors. The charters of each of the Company’s board committees and other governance materials can be accessed on our website at ir.criteo.com under “Corporate Governance.” The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our board of directors only have an advisory role and can only make recommendations to our board of directors. As a result, decisions are made by our board of directors taking into account non-binding recommendations of the relevant board committee.
Audit Committee. Our audit committee assists the board of directors in overseeing the Company’s corporate accounting and financial reporting process, the Company’s systems of internal control over financial reporting, risk management and audits of financial statements, the quality and integrity of the Company’s financial statements and reports, the qualifications, independence and performance of the Company’s independent auditor and statutory auditor, the performance of the Company’s internal audit function and the Company’s compliance program. The committee held five meetings in 2019. Messrs. de Pesquidoux and Warner and Ms. Balla currently serve on the committee, with Mr. de Pesquidoux serving as its chairman. Our board of directors has determined that each member of the committee is independent within the meaning of the applicable listing rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our board of directors has further determined that Mr. de Pesquidoux, Ms. Balla and Mr. Warner qualify as financially sophisticated under Nasdaq rules. In addition, our board of directors has determined that each of Mr. de Pesquidoux and Ms. Balla is an “audit committee financial expert” as defined by SEC rules and regulations, based, in the case of Mr. de Pesquidoux, on his extensive prior experience in the principal financial officer role during his tenure as Chief Financial Officer of Alcatel-Lucent S.A., and in the case of Ms. Balla, her extensive experience directly supervising principal financial and accounting officers as the Chief Executive Officer of La Redoute. The principal duties and responsibilities of our audit committee include:

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making recommendations on the appointment and retention of our independent registered public accounting firm to serve as independent auditor to audit our consolidated financial statements, assessing the independence and qualifications of the independent auditor, overseeing the independent auditor’s work and advising on the determination of the independent auditor’s compensation;

•	making recommendations with respect to proposed engagements of the independent auditor, including the scope of and plans for audit or non-audit services;

•	reviewing and discussing with management and our independent auditors the results of the annual audit;

•
reviewing the Company’s internal quality control procedures and conferring with management and the independent auditor regarding the adequacy and effectiveness of the Company’s internal control over financial reporting;

•
reviewing and discussing with management and, as appropriate, the auditors, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures;

•
reviewing and recommending procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
reviewing the results of management’s efforts to monitor compliance with the Company’s programs designed to ensure adherence to applicable laws and regulations, as well as the Code of Conduct, including reviewing and making recommendations with respect to related person transactions;

•	reviewing and discussing the oversight of cybersecurity and data privacy matters;

•	reviewing any critical audit matters identified by our independent auditors;

•
reviewing and making recommendations, under applicable French and U.S. rules, with respect to the financial statements proposed to be included in any of the Company’s reports to be filed with the SEC, reviewing disclosure discussing the Company’s financial performance in any reports to be filed with the SEC, reviewing earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies and preparing any reports of the audit committee as may be required by the SEC; and

•
reviewing any significant issues that arise regarding accounting principles and financial statement presentation, conflicts or disagreements between management and the independent auditor or other financial reporting issues and reporting to the board of directors with respect to related material issues.

Nasdaq rules require that the audit committee have the specific audit committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the audit committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors, establishment of procedures for complaints made and selection of consultants with respect to its duties. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full board of directors from delegating such responsibilities to the audit committee, the audit committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our audit committee may only have an advisory role and make recommendations to our board of directors. Moreover, Rule 10A-3 also provides that its audit committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors. Our shareholders renewed the term of office of Deloitte & Associés, our independent registered public accounting firm, at the 2017 Annual General Meeting, and the term of office of RBB Business Advisors at the 2018 Annual General Meeting.
Compensation Committee. Our compensation committee assists our board of directors in reviewing, making recommendations to our board of directors regarding, and overseeing matters related to the compensation of our executive officers and directors, including establishing and overseeing the Company’s compensation philosophy, policies, plans and programs. The committee held eight meetings in 2019. Messrs. Warner and Mesrobian and Ms. Picard currently serve on the committee, with Mr. Warner serving as its chairman. Our board of directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our compensation committee include:

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reviewing and making recommendations to the board of directors with respect to the overall compensation strategy and policies for the Company, including making recommendations to the board of directors regarding performance goals and objectives of the Chief Executive Officer and other senior management, reviewing regional and industry-wide compensation practices and trends and evaluating and recommending to the board of directors the compensation plans and programs, key terms of employment, severance and other compensation-related policies advisable for the Company;

•	making recommendations to the board of directors with respect to the determination and approval of the compensation and other terms of employment of the Chief Executive Officer;

•	making recommendations regarding the compensation of executive officers and certain members of senior management, as appropriate;

•	reviewing and making recommendations to the board of directors regarding the compensation paid to independent directors;

•	reviewing and making recommendations to the board of directors with respect to other personnel and compensation matters, including benefit plans and insurance coverage;

•	reviewing and evaluating risks associated with the Company’s compensation programs;

•
reviewing and discussing with management the compensation discussion and analysis and other compensation information that we may be required to include in SEC filings and preparing any reports of the compensation committee on executive compensation as may be required by the SEC; and

•
considering the results of shareholder advisory votes on executive compensation and on the frequency of such an advisory vote, as required by Section 14A of the Exchange Act and, to the extent it deems appropriate, taking such results into consideration in connection with the review and approval of executive compensation.

The charter for our compensation committee allows the compensation committee to delegate its authority to subcommittees, as appropriate.
The compensation of members of our senior management is determined by the board of directors, taking into account recommendations from our compensation committee. In the case of members of senior management other than our chairman and Chief Executive Officer, our board of directors also takes into account recommendations from our chairman and our Chief Executive Officer.
Under French law, we must obtain shareholder approval at a general meeting of shareholders in order to authorize the board of directors to grant equity compensation. Generally, we ask shareholders to give our board of directors the authority to decide on the specific terms of the grant of equity compensation, within the limits of the shareholders’ authorization. The most recent authorization to grant equity compensation was given to our board of directors at the 2017 Annual General Meeting. The compensation committee is responsible for evaluating and making recommendations to the board of directors with respect to our equity plans.
Our compensation committee engages compensation consultants from time to time to assist in evaluating the design and assessing the competitiveness of our executive compensation. For more detailed information on the role of compensation consultants, see “Executive Compensation–Compensation Discussion and Analysis – Compensation Philosophy and Objectives – Participants in the Compensation Process – Role of Compensation Consultant” elsewhere in this proxy statement.
Nomination and Corporate Governance Committee. Our nomination and corporate governance committee mainly assists our board of directors in overseeing all aspects of the Company’s corporate governance functions and making recommendations to the board of directors regarding corporate governance issues. The committee also identifies, reviews, evaluates and recommends to our board of directors candidates to serve as directors. The committee held four meetings in 2019. Ms. Lalleman, Ms. Picard and Mr. Warner currently serve on the committee, with Ms. Picard serving as its chairwoman. Our board of directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our nomination and corporate governance committee include:

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identifying, reviewing, evaluating and recommending to the board of directors the persons to be nominated for election as directors and to each of the committees of the board of directors and establishing related policies, including consideration of any potential conflicts of interest, applicable independence and experience requirements and any other relevant factors that the committee considers appropriate in the context of the needs of the board of directors;

•	reviewing and assessing the performance of management and the board of directors, including committees of the board of directors;

•	overseeing the composition of the board of directors and its committees;

•	assessing the independence of directors;

•	developing and recommending to the board of directors corporate governance principles and practices; and

•	reviewing with the Chief Executive Officer plans for succession to the offices of the Company’s executive officers.
The charter for our nomination and corporate governance committee allows the committee to delegate its authority to subcommittees, as appropriate.

Nomination of Directors
Our board of directors believes that it should be composed of directors with diverse, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and possess experience at a high level of responsibility within their chosen fields. When considering a candidate for director, the nomination and corporate governance committee considers whether the directors, both individually and collectively, can and do provide the experience, judgment, commitment, skills and expertise appropriate to lead the Company in the context of its industry. In addition, the nomination and corporate governance committee considers a nominee’s expected contribution to the diversity of skills, background, experiences and perspectives, as well as whether such nominee could provide added value to any of the committees of the board of directors, given the then existing composition of the board of directors as a whole. The nomination and corporate governance committee also provides input and guidance regarding the independence of directors, for formal review and approval by our board of directors.
Prior to nominating a sitting director for re-election at an annual meeting of shareholders, in addition to the factors described above, the nomination and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and the committees on which the director sits, as well as the director’s formal and informal contributions to the work of the board of directors and its committees. The nomination and corporate governance committee will also consider feedback received during the annual committee assessment process, as well as general, overall board assessments conducted from time to time. The nomination and corporate governance committee considers each director nominee’s experience, judgment, commitment, skills and expertise relevant to service on our board of directors.
When seeking candidates for director, the nomination and corporate governance committee may solicit suggestions from incumbent directors, management, shareholders and others. Additionally, the board of directors has in the past used and may continue to use the services of third-party search firms to assist in the identification and analysis of appropriate candidates. In 2016 and 2017, for example, Heidrick & Struggles assisted the board of directors in identifying two of our board members, Ms. Balla and Ms. Picard, both based in Europe. Ms. Lalleman, who was appointed to our board of directors effective April 26, 2019, was identified as a candidate by our lead independent director, after an initial search launched by Renovata, a search firm. After conducting an initial evaluation of a prospective candidate, members of the board of directors will interview that candidate if they believe the candidate might be suitable. The chairman of the board of directors or the lead independent director may also ask the candidate to meet with certain members of executive management. If the nomination and corporate governance committee believes a candidate would be a valuable addition to the board of directors, it may recommend to the board of directors that candidate’s appointment or election, who, in turn, can submit the candidate for consideration by the shareholders.
The nomination and corporate governance committee will consider candidates for director recommended by a shareholder or group of shareholders who meet the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code. The nomination and corporate governance committee will evaluate such recommendations applying its regular nomination criteria and considering the additional information set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are requested to send the recommendation in writing to: Board of Directors, Criteo, 32 Rue Blanche, 75009 Paris, France. The nomination and corporate governance committee will accept recommendations of director candidates throughout the year; however, in order for a recommended director candidate to be considered by the nomination and corporate governance committee for nomination to stand for election at an upcoming annual meeting of shareholders, the recommendation must be received no fewer than 25 days prior to the date of the Company’s annual meeting of shareholders. A shareholder recommendation must contain the following information:

•	the text of the resolution to appoint the director candidate;

•	a brief explanation of the reason for such recommendation;

•	information about the director nominee set forth in Article R. 225-83 5○ of the French Commercial Code; and

•	an affidavit to evidence the requisite share holdings.
In connection with its evaluation of director candidates, the nomination and corporate governance committee or the board of directors may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The nomination and corporate governance committee has discretion to decide which individuals, if any, to recommend for nomination as directors to the board of directors, provided that any such nomination will be reviewed by the full board of directors. The board of directors then makes a recommendation to the shareholders.
Executive Sessions of Non‑Management Directors
In order to promote discussion among the non‑management directors, regularly scheduled executive sessions (i.e., meetings of non‑management directors without management present) are held to review such topics as the non-management directors determine. Mr. Warner, our lead independent director, presides at our executive sessions.
Communications with the Board of Directors
The board of directors has established a process to facilitate communication between shareholders and other interested parties and our directors, including our lead independent director. All communications by shareholders and other interested parties can be sent to: General Counsel, Criteo, 32 Rue Blanche, 75009 Paris, France. Communications are distributed to the board of directors or to any specific director(s), as appropriate. Items unrelated to the duties and responsibilities of the board of directors or otherwise unsuitable for distribution to the board of directors will be redirected.
Directors’ Attendance at Board, Committee and Annual Meetings
The board of directors held eleven meetings (of which five were in-person and six were telephonic) during 2019. Each incumbent director attended at least 80% of the aggregate of the meetings of the board of directors and meetings held by all committees on which such director served during 2019, with the exception of Ms. Picard, who attended 73% of the aggregate meetings of the board of directors and Ms. Fox Spielman, who was absent and excused from one of the two meetings of the nomination and corporate governance committee that occurred prior to her departure from the board of directors. Ms. Picard did attend 100% of the in-person meetings of the board of directors, and two of the three meetings that Ms. Picard did not attend were not at regularly scheduled times. Additionally, Ms. Picard attended 100% of the meetings held by all committees on which she served during 2019. A director’s retainer fees are reduced if such director does not attend 100% of the regularly-scheduled in-person meetings held by the board of directors during the fiscal year, provided that each director is permitted to attend one such meeting telephonically or by video conference without his or her retainer fees being reduced. In addition, a director may attend a meeting telephonically or by video conference without his or her retainer fees being reduced if such director is unable to attend in person due to a change in the date or location of the physical meeting after the board of directors establishes its meeting calendar for any particular fiscal year. For more information, see “Director Compensation” elsewhere in this proxy statement.
Directors are invited but not required to attend the annual meeting of shareholders. Mr. Rudelle attended the 2019 Annual General Meeting of Shareholders.

RESOLUTIONS 1 TO 4:

ELECTION OF DIRECTORS
General
We currently have seven directors. Under French law and our by-laws, our board of directors must be composed of between three and 10 members. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with a simple majority vote of our shareholders. Currently, pursuant to our by-laws, our directors are elected for two-year terms.
Our by-laws also provide, in accordance with French law, that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant ordinary shareholders’ meeting. In addition, our by-laws provide, in accordance with French law, that any vacancy on our board of directors resulting from the death or resignation of a director may be filled by vote of a majority of our directors then in office, provided there are at least three directors remaining, and provided further that there has been no shareholders’ meeting since such death or resignation. Directors chosen or appointed to fill a vacancy are elected by the board of directors for the remaining duration of the current term of the replaced director. The appointment must be ratified at the shareholders’ general meeting following such election by the board of directors. In the event the board of directors is composed of less than three directors as a result of vacancies, the remaining directors shall immediately convene a shareholders’ general meeting to elect one or several new directors in order for there to be at least three directors serving on the board of directors at any given time, in accordance with French law.
As of January 1, 2017, French law requires that our board of directors be composed of no less than 40% men or women, respectively. During 2017 and until April 2018, we availed ourselves of an exception to this rule applicable to French companies with boards of directors with eight or fewer members. Under the applicable exception, our board of directors is required to have a difference of no more than two members between the number of men and women. Since April 2018, we have been in compliance with this rule without resorting to the exception.

The following table sets forth information regarding each continuing director and director nominee, including his or her age, as of March 31, 2020.

Name	Age	Current Position	Director Since	Term Expiration Year
Jean-Baptiste Rudelle	50	Chairman	2006	2020
Nathalie Balla(1)	52	Director	2017	2021
Marie Lalleman (2)(4)	55	Director	2019	2020
Edmond Mesrobian(3)	59	Director	2017	2020
Hubert de Pesquidoux(1)	54	Director	2012	2021
Rachel Picard(2)(3)	53	Director	2017	2021
James Warner(1)(2)(3)	67	Lead Independent Director	2013	2020

(1)	Member of the audit committee.
(2)	Member of the nomination and corporate governance committee.
(3)	Member of the compensation committee.
(4)
Ms. Lalleman was appointed by the board of directors effective April 2019 (as ratified by the Company’s shareholders at our 2019 Annual General Meeting) for the remainder of Ms. Fox Spielman’s two-year term in office, expiring in 2020.

In addition, in compliance with French labor law, in 2011, the Company formed a Comité d’Entreprise, or Works’ Council, composed of representatives elected from among the employees. In May 2019, pursuant to French ordinance no. 2017-1386, Criteo formed a social and economic committee (comité social et économique) that includes the employer and a staff delegation composed of representatives elected among the employees, in replacement of the Works’ Council. Two of these representatives are entitled to attend all meetings of the board of directors and meetings of the shareholders in an observer capacity.
Director Nominees
The board of directors, based on the recommendation of the nomination and corporate governance committee, has nominated Mr. Rudelle, Mr. Warner, Mr. Mesrobian and Ms. Lalleman to be elected directors at the Annual General Meeting.
Each of the nominees for director to be elected at the Annual General Meeting currently serves as a director of the Company. Each director elected at the Annual General Meeting will hold office until the 2022 Annual General Meeting. Each director elected at the Annual General Meeting will serve until his or her successor is duly elected and qualified.
If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, then the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.
Given the unique and indispensable skills and expertise, and the dedication and value that each of Mr. Rudelle, Mr. Warner, Mr. Mesrobian and Ms. Lalleman bring to our board of directors, we request that, pursuant to Resolutions 1 through 4, you approve:
•the renewal of the term of office of Mr. Rudelle;
•the renewal of the term of office of Mr. Warner;
•the renewal of the term of office of Mr. Mesrobian; and

•the renewal of the term of office of Ms. Lalleman.
For the full text of Resolutions 1 to 4, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 1 TO 4.

DIRECTOR COMPENSATION
Director Compensation Table
The following table sets forth compensation information for each person who served as a non-employee member of our board of directors during 2019. Mr. Rudelle, who serves as chairman of our board of directors, and served as our Chief Executive Officer until November 25, 2019, is not included in this table, as he was an executive officer of the Company for the periods in 2019 during which he served. The compensation received by Mr. Rudelle for 2019 is described under “Executive Compensation—Compensation Discussion and Analysis–Elements of Executive Compensation Program” and under “Executive Compensation–Summary Compensation Table” and the tables that follow.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Warrant Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Nathalie Balla(1)	47,960	—	199,999	—	—	36,398	284,357
Sharon Fox(4)	15,696	—	—	—	—	2,304	18,000
Edmond Mesrobian	44,472	—	199,999	—	—	35,886	280,357
Hubert de Pesquidoux	56,680	—	199,999	—	—	37,678	294,357
Rachel Picard	242,700	—	—	—	—	104,014	346,714
James Warner	81,096	—	199,999	—	—	41,262	322,357
Marie Lalleman(5)	146,775	—	—	—	—	62,904	209,679

(1)
The cash portion of Ms. Balla’s remuneration for her service as a director was paid in euros rather than U.S. dollars. For purposes of this disclosure, such amount has been converted from euros to U.S. dollars at a rate of €1.00 = $1.1416, €1.00 = $1.1123, €1.00 = $1.1115, €1.00 = $1.0982, €1.00 = $1.1128 and €1.00 = $1.1107, which represent the respective exchange rates on the dates of payment of Ms. Balla’s remuneration.

(2)
In accordance with French law, the acquisition of warrants by our directors is subject to the payment of a subscription price that must be at least equal to the fair market value of such warrants on the date of grant. The amounts reported in the Warrant Awards column reflect the subscription price of the warrants, which is equal to the aggregate grant date fair value of such warrants, computed in accordance with FASB ASC Topic 718 Compensation - Stock Compensation (“ASC Topic 718”). To account for the required subscription price, the independent directors received additional compensation from the Company equivalent in value to $200,000 as grossed up to account for withholding taxes and social contributions, and eligible to offset the subscription price for the warrants up to the amount shown. See “Independent Director Compensation” below. For information regarding the assumptions used in determining the fair value of a warrant, please refer to Note 20 of the Company’s Annual Report on Form 10-K as filed with the SEC on March 2, 2020.
All of our directors chose to subscribe for warrants in 2019 other than Ms. Picard and Ms. Lalleman, who elected to take the cash and invest an amount equal to the subscription price of the warrants they would have otherwise received in Criteo securities purchased on the open market and to hold such securities for a period of time mirroring the vesting of the warrants, i.e., a four-year period. The total number of shares purchased by Ms. Picard and Ms. Lalleman as a result were 9,610 and 6,250, respectively.

The aggregate number of warrants held by each independent director as of December 31, 2019 was as follows:

Name	Number of Warrants
Nathalie Balla	55,335
Sharon Fox	—
Edmond Mesrobian	62,245
Hubert de Pesquidoux	105,160
Rachel Picard	5,875
James Warner	122,410
Marie Lalleman	—

(3)
The amounts reported in the “All Other Compensation” column reflect gross-ups to the cash amounts paid to the directors on account of withholding taxes in the total amount of $7,040 for Ms. Balla, $2,304 for Ms. Fox, $6,528 for Mr. Mesrobian, $8,320 for Mr. de Pesquidoux, $44,379 for Ms. Picard, $11,904 for Mr. Warner and $26,839 for Ms. Lalleman, and gross-ups in respect of social contributions in the amount of $59,635 for Ms. Picard and $36,065 for Ms. Lalleman. In addition, the “All Other Compensation” column reflects Company-paid taxes in respect of the subscription price of the warrants in the total amount of $29,358 for each of Ms. Balla, Mr. Mesrobian, Mr. de Pesquidoux and Mr. Warner. No such taxes were paid by the Company on behalf of Ms. Picard and of Ms. Lalleman for 2019 because they did not subscribe for warrants. See “-Independent Director Compensation” below for a discussion of the warrants granted to non-employee members of our board of directors in 2019.

(4)	Ms. Fox resigned from our board of directors effective April 25, 2019.
(5)	Ms. Lalleman joined our board of directors effective April 26, 2019.
Independent Director Compensation
Directors (other than the chairman) who are not independent receive no remuneration for service as a member of our board of directors or any committee of the board, but are reimbursed for reasonable expenses incurred in connection with attending board and committee meetings.
The compensation committee is responsible for reviewing and recommending the compensation for the non-employee members of our board of directors for approval. The compensation committee reviews our independent director compensation annually and, with the assistance of its independent compensation consultant, designs and updates director compensation to maintain competitive compensation levels and structures.
In making decisions regarding independent director compensation, the compensation committee considers data provided by its compensation consultant regarding independent director compensation at the companies in our compensation peer group (the composition of our compensation peer group is described below under “Executive Compensation–Compensation Discussion and Analysis”). Total average compensation for each of our independent directors is generally targeted at the median of our peer group total average director compensation.
For fiscal year 2019, Compensia, Inc. (“Compensia”), the compensation committee’s compensation consultant, conducted a review of our independent director compensation compared to the competitive market. Compensia’s analysis showed that overall compensation for our independent directors was generally below or in line with the median for our peer group, as shown in the chart below. See “Executive Compensation—Compensation Discussion and Analysis” for details on the composition of our compensation peer group.

For fiscal year 2019, we maintained the same director compensation arrangements that were in place for 2018. The components of independent director compensation were as follows:

Compensation Element	Director Compensation
Annual cash remuneration(1)	$45,000
Annual equity award(2)	$200,000(3) in warrants that vest over four years, or in shares purchased on the open market that must be held for four years(4)
Committee membership remuneration(1)	$10,000 for audit committee $6,000 for compensation committee $3,000 for nomination and corporate governance committee
Committee Chair remuneration(1)	$20,000 for audit committee $15,000 for compensation committee $10,000 for nomination and corporate governance committee
Lead Independent Director remuneration(1)	$20,000
New director equity award (one-time grant)(5)	$200,000(3) in warrants that vest over four years, or in shares purchased on the open market that must be held for four years(4)
(1)    Cash remuneration paid to directors is contingent, subject to limited exceptions described below, on in-person attendance at 100% of the scheduled ordinary in-person board of directors’ meetings and four scheduled ordinary in-person committee meetings and are reduced pro-rata to the extent of any absence from such meetings; provided (i) directors are allowed to attend one meeting per year (where in-person attendance otherwise would be required) by telephone or video conference without their 100% participation rate being affected, and (ii) in the event that a regularly scheduled in-person board of directors’ meeting is changed during the course of the year, a director’s attendance at such meeting by telephone or video conference will not affect his or her 100% participation rate.

(2) Directors do not receive the annual equity attendance remuneration for the year that they join the board of directors.
(3)    The equity attendance remuneration (both the initial grant and annual grant) can be used to subscribe for warrants or, alternatively, purchase shares on the open market that must be held for four years. The amount shown is grossed up to take into account: (i) when allocated to non-French residents, a withholding tax of 12.8% payable by the Company; and (ii) when allocated to French residents, a withholding tax of 12.8% (prélèvements obligatoires) and social contributions of 17.2% (contributions sociales) payable by the Company (i.e., 30% in total).

(4)    One quarter of the warrant award vests on the first anniversary of the date of grant and the remainder vests in 12 equal quarterly installments thereafter. If a director elects to receive their equity award in cash and use such cash to purchase Company shares on the open market, such shares must be held for a period equal to the vesting period of the warrants the director would have otherwise received, i.e., a four-year period.

(5)    Prorated for directors who join during the year, upon discretion of the board of directors. If a director resigns or is removed from the board of directors before the first anniversary of his or her new director equity award, the entire award is forfeited.

The compensation committee believes that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with our industry’s practice. Pursuant to French law, non-employee directors may not be granted stock options or RSU awards. As a result, we grant warrants to our directors. We believe the additional remuneration that we pay to directors to facilitate their investment in Company securities, in the form of Company shares or warrants, is a key element of our independent director compensation aligned with our strategy to remain competitive against our peers in the advertising technology and broader technology industries. However, in connection with our commitment against dilution, we are committing to no longer issuing warrants after the Annual General Meeting. For additional information, see “Resolutions 16-19: Equity Resolutions”.
Non-employee directors are entitled to receive additional remuneration amounting to approximately $200,000 (assuming 100% attendance at the regularly scheduled in-person board meetings for the applicable fiscal year), grossed up for any applicable withholding tax and social security charges, which currently may be used to subscribe for warrants or, alternatively, to purchase Criteo shares on the open market. The payment of this additional remuneration constitutes taxable compensation to these directors.
Each non-employee member of our board of directors currently receives (i) an initial grant of the right to subscribe for $200,000 in warrants upon being appointed and (ii) an annual grant of the right to subscribe for $200,000 in warrants for each subsequent fiscal year, conditioned on the independent director having attended at least 80% of the board’s scheduled in-person meetings for that year, both reduced proportionately for any scheduled in-person meetings during that fiscal year that they do not attend. Independent directors can either (i) subscribe for warrants (in which case they may use their grants of additional remuneration to offset the subscription price of the warrants, which must be at least equal to the fair market value of the warrants on the date of grant) or (ii) commit to purchase Company securities on the open market and hold them for periods paralleling the vesting of the warrants.
Any warrants subscribed for by the independent directors are subject to a four-year vesting period and can thereafter be exercised by the holder by paying the corresponding exercise price. The amounts reported in the column titled “Warrant Awards” in the Director Compensation table above reflect the amount of the subscription price of the warrants, which is equal to the aggregate grant date fair value of such warrants. Each independent director who chooses to subscribe for warrants and to offset the subscription price against his or her additional remuneration may nonetheless elect to receive up to 25% of such remuneration in cash to pay his or her personal taxes or social security charges that arise in connection with such remuneration and therefore to subscribe only to a portion of the warrants granted for the remaining amount of cash received.
Alternatively, if a director elects to not subscribe for all of the warrants granted to him or her by way of set-off (other than to the extent due to the director’s decision to receive remuneration in cash to pay personal taxes or social security charges) and instead chooses to be wired his or her additional remuneration in cash, he or she commits to invest an amount at least equal to the subscription price of such warrants in Company shares bought on the open market and hold them for a period that would be equal to the vesting period of the warrants that he or she would have otherwise received. We intend to utilize this approach as opposed to the granting of warrants beginning after the Annual General Meeting. As a result, our directors will continue to acquire Criteo equity but without any resulting shareholder dilution.

EXECUTIVE OFFICERS
The following table sets forth information regarding our current executive officers, including their ages, as of March 31, 2020:

Name	Age	Position(s)
Megan Clarken(1)	53	Chief Executive Officer
Benoit Fouilland(2)	55	Chief Financial Officer
Ryan Damon	47	Executive Vice President, General Counsel and Secretary

(1)	On November 25, 2019, Ms. Clarken assumed the role of Chief Executive Officer. Mr. Rudelle ceased serving as our Chief Executive Officer on that same date.
(2)	As previously announced, Mr. Fouilland will leave his position as our Chief Financial Officer effective June 30, 2020.
Megan Clarken was appointed as our Chief Executive Officer effective November 25, 2019. From 2004 to 2019, Ms. Clarken held numerous senior positions at Nielsen in both commercial and product leadership, including Chief Commercial Officer of Nielsen Global Media, President of Watch, Nielsen’s Media Measurement services, and President of Product Leadership. Ms. Clarken’s previous roles at Nielsen include Managing Director of Media Client Services in Asia Pacific, Middle East and Africa and Managing Director of Nielsen’s digital business across the Asia Pacific region. Prior to Nielsen, she held senior leadership positions for large publishers and online technology providers, including Akamai Technologies and ninemsn in Australia.
Benoit Fouilland has served as our Chief Financial Officer since March 2012. From September 2009 to March 2012, he served as Senior Vice President and Chief Financial Officer for the Europe, Middle East and Africa (EMEA) region of SAP SE (formerly SAP AG), a multinational software corporation. From April 2008 to September 2009, Mr. Fouilland was the Chief Financial Officer of Business Objects S.A., an enterprise software company which was acquired by SAP SE in 2007. Mr. Fouilland received a Master in Business Administration degree from INSEAD, a Diplôme d’Études Supérieures Spécialisées degree in Financial Audit from Université Paris Dauphine and a Business degree from the ESLSCA Graduate School of Business in Paris.
Ryan Damon has served as our Executive Vice President, General Counsel and Secretary since August 2018. Prior to joining Criteo, Mr. Damon was with Riverbed Technology, where he served as Senior Vice President, General Counsel and Secretary from April 2015 through July 2018, and served in other senior legal roles from July 2007 through April 2015. Mr. Damon has also held senior legal roles at Charles Schwab and was an attorney with the law firm of Gunderson Dettmer in Silicon Valley, representing start-up technology companies and venture capital investors. Mr. Damon received a B.A. in Geography with a Specialization in Computing from the University of California at Los Angeles and a J.D. from the University of California, Hastings.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The following compensation discussion and analysis provides comprehensive information and analysis regarding our executive compensation program for 2019 for our named executive officers and provides context for the decisions underlying the compensation reported in the executive compensation tables in this proxy statement. For 2019, our named executive officers included (i) our principal executive officers during 2019; (ii) our principal financial officer; (iii) our other executive officer, other than the principal executive officer and the principal financial officer, who was serving as of the end of the fiscal year and (iv) our two former executive officers who served during 2019. Unless otherwise noted, titles referred to in this section are as of December 31, 2019. For the year ended December 31, 2019, our named executive officers were:

Megan Clarken	Chief Executive Officer (principal executive officer)
Jean-Baptiste Rudelle	Former Chief Executive Officer
Benoit Fouilland	Chief Financial Officer (principal financial officer)
Ryan Damon	General Counsel & Corporate Secretary
Mary Spilman	Former Chief Operating Officer
Dan Teodosiu	Former Chief Technology Officer
Certain amounts in this Compensation Discussion and Analysis relating to compensation in 2019 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.119574, which represents the average exchange rate for the year ended December 31, 2019, and certain amounts relating to compensation in 2018 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.181026, which represents the average exchange rate for the year ended December 31, 2018.
We believe that we have a strong team of executives who have the ability to execute our strategic and operational priorities. The combination of strong executive leadership and highly talented and motivated employees played a key role in our solid financial performance in 2019 in a challenging context, as described below.
2019 Financial and Operating Highlights
We are a global technology company powering the world's marketers with trusted and impactful advertising. We strive to deliver measurable business results at scale across multiple marketing goals for retailers and brands, through our self-service Criteo Platform. Using shopping data, artificial intelligence ("AI") technology and extensive consumer reach, we help marketers drive Awareness, Consideration and Conversion for their products and services1 and help retailers generate advertising revenues from consumer brands. Our data is pooled among our clients and offers deep insights into consumer intent and purchasing habits. To drive trusted and impactful advertising for marketers, we activate our data assets in a privacy-by-design way through proprietary AI technology to engage consumers in real time by designing, pricing and delivering highly relevant digital advertisements ("ads") across devices and environments. We price our offering on a range of pricing models and measure our value based on clear, well-defined performance metrics, making our impact on the business of our clients both transparent and easy to measure.
1 Driving Awareness for an advertiser means exposing its brand name to consumers who have not been in touch with the advertiser before, thereby creating brand awareness from such consumers. Driving Consideration for an advertiser's products or services means attracting prospective new consumers to consider engaging with and/or buying this advertiser's products or services. Driving Conversion for an advertiser's products or services means triggering a purchase by consumers who have already engaged with this advertiser's products or services in the past.

Our mission is to power the world's marketers, brands, retailers, publishers, content creators, and agencies with trusted and impactful advertising. We enable our clients to address multiple goals across the marketing funnel through the Criteo Platform. Our vision is to build the leading advertising platform for the open Internet.
Leadership Transition:
Effective November 25, 2019, Megan Clarken became our Chief Executive Officer. On the same date, Jean-Baptiste Rudelle stepped down from his position as our Chief Executive Officer, a position he had held since April 25, 2018, and previously from the founding of our Company until January 1, 2016. Mr. Rudelle retained his role as chairman of our board of directors.
For more information on the specific elements of compensation paid to each of our named executive officers, including Mr. Rudelle, please see “Elements of Executive Compensation” below and “Compensation Tables—Summary Compensation Table.”
2019 Financial Highlights:
Our 2019 financial results include:

•	Revenue declined 2%, or increased 1% at constant currency, from $2,300 million in 2018 to $2,262 million in 2019;

•
Revenue excluding traffic acquisition costs, which we refer to as Revenue ex-TAC, which is a non-GAAP financial measure, decreased 2%, or increased 0.3% at constant currency, from $966 million in 2018 to $947 million in 2019;

•	Net income was $96 million in 2019, flat compared to the prior year; and

•	Adjusted EBITDA, which is a non-GAAP financial measure, decreased 7%, or 3% at constant currency, from $321 million in 2018 to $299 million in 2019.
Revenue ex-TAC and Adjusted EBITDA are non-GAAP measures. We define Revenue ex-TAC as our revenue excluding traffic acquisition costs. We define Adjusted EBITDA as our consolidated earnings before interest, taxes, depreciation and amortization, adjusted to eliminate the impact of equity awards compensation expense, pension service costs, restructuring costs, acquisition-related costs and deferred price consideration. Traffic acquisition costs consist of purchases of impressions from publishers. We purchase impressions directly from publishers or third-party intermediaries, such as advertising exchanges. We recognize cost of revenue on a publisher by publisher basis as incurred. Costs owed to publishers but not yet paid are recorded in our consolidated statements of financial position as accounts payable and accrued expenses. Please refer to footnotes 3, 4 and 5 to the “Other Financial and Operating Data” table in “Item 6. Selected Financial Data” of our Annual Report on Form 10-K for a reconciliation of Revenue ex-TAC to revenue and Adjusted EBITDA to net income, in each case the most directly comparable financial measure calculated and presented in accordance with GAAP. Constant currency measures exclude the impact of foreign currency fluctuations and is computed by applying the 2018 average exchange rates for the relevant period to 2019 figures.
The following charts show the growth of our revenue, Revenue ex-TAC, net income, Adjusted EBITDA and cash flow from operating activities over the past three years:

2019 Operating Highlights:

•
We added 828 net new clients, ending the year with more than 20,200 clients globally, a 4% increase year-over-year, while maintaining an average client retention rate of approximately 90%[2] over the past three years;

2 Average client retention rate is measured on a quarterly basis.

•	New solutions, which include all solutions outside of retargeting, grew 54% year-over-year to 12% of total Revenue ex-TAC, including 16% in the fourth quarter of 2019;

•	Our retargeting business declined slightly, in particular with large customers;

•	At the end of 2019, 800 clients were already live with our Consideration products priced on cost-per-impression (or CPM) basis just one quarter after beta launch in the third quarter of 2019; and

•	Our direct header-bidding technology connects to over 4,500 publishers across Web and App.

2019 Executive Compensation Highlights
Highlights of our executive compensation program for 2019 include:

•
We continue to maintain rigorous short- and long-term incentive compensation programs for our executive officers to ensure fair ongoing pay-for-performance outcomes and strong alignment with our shareholders:

◦
We paid annual incentive bonuses to our named executive officers with funding at 79.4% of target (with the exception of Megan Clarken, whose bonus was granted at 100% of target, prorated for the period from November 25, 2019 through the end of the fiscal year in accordance with her management agreement), reflecting the rigor of our incentive compensation program and its strenuous Company performance targets, despite high overall achievement of our executives’ individual goals, as described below under the heading “—Elements of Executive Compensation Program—Annual Incentive Bonus”;

◦
50% of the performance stock units (“PSUs”) granted to certain of our named executive officers in 2019 were earned, as we met the target of our Free Cash Flow performance goals but did not meet the threshold for our Gross Revenue performance goals for 2019. As a result, target PSU awards with a total grant date fair value of $1,806,299.30 to our named executive officers in 2019 were forfeited;

◦
The PSUs and restricted stock units (“RSUs”) granted in 2019 to Mary Spilman, our former Chief Operating Officer, and Dan Teodosiu, our former Chief Technology Officer, were forfeited when they left the Company; and

◦
The stock options granted to Megan Clarken in 2019 will only deliver realizable value over time if our stock price appreciates from the date of grant. The exercise price of Ms. Clarken’s stock options is €15.67 ($17.54 at a rate of €1.00 = $1.119574, which represents the average exchange rate for the year ended December 31, 2019).

◦	Ms. Clarken has not yet realized value from these grants. No other named executive officers received stock options in 2019.

•
We updated our compensation peer groups to maintain alignment with key attributes of the Company (including our industry, market capitalization and certain financial attributes, such as annual revenue and annual revenue growth), and to reflect the Company’s position in the market and determined executive compensation levels with reference, in part, to these reasonable comparator groups;

•
We continued the practice by which a majority of our executive officers’ target total direct compensation opportunity is paid in the form of long-term performance-based equity incentives, including PSUs, RSUs, and stock options, each of which vest over four years, and generally only provide realizable pay opportunities for executives with demonstrated growth in Company value over time or achievement of measurable, objective, pre-determined performance goals; and

•
We maintained performance targets for executive bonuses that give more importance to quantitative measures of Company performance over qualitative performance goals for our named executive officers, in order to align our executives’ interests even more closely with those of our shareholders.

Executive Compensation Policies and Practices
We maintain several policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy:

What We Do	What We Don’t Do
•    Clawback policy allows recoupment of incentive compensation paid to executive officers if our financial statements are the subject of a restatement or in the event of misconduct
•    Performance-based equity incentives
•    Performance-based annual incentive bonus
•    Caps on performance-based cash and equity compensation
•    Annual compensation program review and, where appropriate, alignment with our compensation peer group; review of external competitive market data when making compensation decisions
•    Significant portion of executive compensation contingent upon corporate performance, which directly influences stockholder return
•    Four-year equity award vesting periods, including a one-year performance period and a two-year initial vesting cliff for PSUs
•    Prohibition on short sales, hedging of stock ownership positions and transactions involving derivatives of our ADSs
•    Limited executive perquisites
•    Independent compensation consultant engaged by our compensation committee
•    Annual board and committee self-evaluations
•    Established market practice chairman and Section 16 executive officer share ownership requirement guidelines (new for 2019)

•    No “single-trigger” change of control benefits
•    No post-termination retirement or pension non-cash benefits or perquisites for our executive officers that are not available to our employees generally
•    No tax “gross-ups” for change of control benefits
•    No employment agreements with executive officers that contain guaranteed salary increases or equity compensation
•    No discounted stock options or option re-pricings without shareholder approval
•    No payment or accrual of dividends on unvested stock option, PSU or RSU awards

Executive Pay Mix for 2019
The charts below show the target total pay mix for 2019 of each of Ms. Clarken, our current Chief Executive Officer, Mr. Rudelle, our former Chief Executive Officer, and Mr. Fouilland, our Chief Financial Officer. The chart for Ms. Clarken excludes her $300,000 sign-on bonus received when she joined the Company in November 2019, but includes her full annual salary and target bonus. The chart illustrates the predominance of performance-based compensation and variable (as opposed to fixed) long-term incentive compensation through equity awards in our executive compensation program. We believe that this weighting of components allows us to reward our executives for achieving or exceeding our financial, operational and strategic performance goals, and align our executives’ long-term interests with those of our shareholders.
For more information on the pay mix for our named executive officers, please see “Compensation Tables—Summary Compensation Table.”
Realizable Pay for 2019
Because our compensation committee aims to align executives’ incentives with shareholder value creation, the majority of our named executive officers’ compensation is composed of equity awards, the value of which is significantly impacted by both stock-based performance and Company financial performance. There is no assurance that the grant date fair values reported in the Summary Compensation Table for these equity awards will be reflective of their actual economic value or that comparable amounts will ever be realized by our named executive officers. For example, we granted PSUs to Messrs. Rudelle, Fouilland and Teodosiu, and Ms. Spilman, in 2019 that were scheduled to vest in April 2021 based on achievement of our pre-determined Gross Revenue and Free Cash Flow goals, but, as a result of Company financial performance against established targets over the measurement period, only 50% of these PSUs were earned (as described further below). Similarly, the stock options granted to Ms. Clarken in 2019 were “out-of-the-money” at fiscal year-end and will only deliver actual value to her with future stock price appreciation above the exercise price of such stock options.
The chart below compares 2019 target total compensation provided to each of Mr. Rudelle, our former Chief Executive Officer for the 2019 fiscal year until November 25, 2019, and Mr. Fouilland, our Chief Financial Officer, to the value of the pay realizable for each pay component by Messrs. Rudelle and Fouilland as of fiscal year end 2019. We have not included Mr. Damon in the chart because Mr. Damon first became a named executive officer in 2019, and his 2019 compensation was not decided by the compensation committee. Target total compensation for the chart below represents: (1) base salary, (2) 2019 target cash bonus opportunity (100% of base salary in the case of Mr. Rudelle, and 75% of base salary in the case of Mr. Fouilland), and (3) the aggregate grant date fair values of PSUs and RSUs (including special supplemental RSUs, as described below) granted to each of Mr. Rudelle and Mr. Fouilland in 2019 (as reflected in the Stock Awards and Option Awards columns of the Summary Compensation Table included below under the heading “Compensation Tables”). Mr. Rudelle’s total target compensation for fiscal year 2019 was $9,254,767, and Mr. Fouilland’s total target compensation for fiscal year 2019 was $4,589,610. For more information, please see “Compensation Tables—Summary Compensation Table.”

Total realizable compensation for the chart below represents: (1) each executive’s base salary, (2) each executive’s actual earned cash bonus for 2019 (as disclosed in the Summary Compensation Table), and (3) the actual intrinsic value of the equity awards, as of December 31, 2019, granted to each of Mr. Rudelle and Mr. Fouilland in 2019. For PSUs, this amount is calculated by multiplying the number of shares earned by each executive in 2019 by our closing stock price on December 31, 2019. For RSUs, this amount is calculated by multiplying the number of RSUs allocated to each executive in 2019 by our closing price on December 31, 2019. In addition, we have shown realizable compensation using our closing stock price on March 20, 2020.
Mr. Rudelle’s realizable pay for fiscal 2019 was approximately $7,909,699, or approximately 85% of his fiscal 2019 target total pay using our closing stock price on December 31, 2019, and approximately $3,187,000, or approximately 34% of his fiscal 2019 target total pay using our closing stock price on March 20, 2020. Mr. Fouilland’s realizable pay for fiscal 2019 was approximately $3,945,309, or approximately 86% of his fiscal 2019 target total pay using our closing stock price on December 31, 2019, and approximately $1,738,000, or approximately 38% of his fiscal 2019 target total pay using our closing stock price on March 20, 2020.
Former Chief Executive Officer             Chief Financial Officer

Base Salary
Bonus
RSU
PSU
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$9,256
$2,459
$5,677
$555
$555
= 85% of target
$7,911
$1,230
$5,677
$441
$555
= 34% of target
$3,187
$390
$1,801
$441
$555
FY19 Target Total Pay
FY19 Realizable Total Pay
FY19 Realizable Total Pay (3/20 closing price)

Base Salary
Bonus
RSU
PSU
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$4,590
$1,151
$2,655
$336
$448
= 86% of target
$3,945
$575
$2,655
$267
$448
= 38% of target
$1,738
$182
$841
$267
$448
FY19 Target Total Pay
FY19 Realizable Total Pay
FY19 Realizable Total Pay
(3/20 closing price)

Compensation Philosophy and Objectives
Pay for Performance
Our philosophy in setting compensation policies for our executive officers has four fundamental objectives: (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational and strategic performance goals; (3) to align our executives’ long-term interests with those of our shareholders; and (4) to provide compensation packages that are both competitive and reasonable relative to our peers and the broader competitive market. The compensation committee and the board of directors believe that executive compensation should be directly linked both to continuous improvements in corporate performance and to accomplishments that are expected to increase shareholder value over time. Historically, the board of directors has compensated our executive officers through three direct compensation components: base salary, an annual incentive bonus opportunity and long-term incentive compensation in the form of equity awards. The compensation committee and the board of directors believe that cash compensation in the form of base salary and an annual incentive bonus opportunity provides our executive officers with short-term rewards for success in operations, and that long-term incentive compensation in the form of equity awards increases retention and aligns the objectives of our executive officers with those of our shareholders with respect to long-term performance. Since 2015, long-term equity compensation for our executive officers has consisted of both PSU awards and stock options. Since 2019, we have included RSUs in the overall mix of compensation for our executive officers in place of stock options, outside of stock options granted in connection with inducement or initial equity awards. For more information, please see “—Long Term Incentive Compensation.”
Participants in the Compensation Process
Role of the Compensation Committee and the Board of Directors
In accordance with French law, committees of our board of directors have an advisory role and can only make recommendations to our board of directors. As a result, while our compensation committee is primarily responsible for our executive compensation program, including establishing our executive compensation philosophy and practices, as well as determining specific compensation arrangements for the named executive officers, final approval by our board of directors is required on all such matters. The board of directors’ decisions and actions regarding executive compensation referred to throughout this Compensation Discussion and Analysis are made following the compensation committee’s comprehensive in-depth review, analysis and recommendation.
The board of directors approves the performance goals recommended by the compensation committee under the Company’s annual and long-term incentive plans and achievement by our executive officers of these goals. While the compensation committee draws on a number of resources, including, for 2019, input from Mr. Rudelle and Ms. Clarken, who each served as our Chief Executive Officer during 2019, and the compensation committee’s compensation consultant, to make decisions regarding our executive compensation program, the compensation committee is responsible for making the ultimate recommendation to be approved by the board of directors. The compensation committee relies upon the judgment of its members in making recommendations to the board of directors after considering several factors, including recommendations of the chairman of the board of directors and the Chief Executive Officer with respect to the compensation of executive officers (other than their own compensation), Company and individual performance, perceived criticality, retention objectives, internal fairness, current compensation opportunities as compared to similarly situated executives at peer companies (based on a review of competitive market analyses prepared by its compensation consultant) and other factors as it may deem relevant.
Role of Compensation Consultant
The compensation committee retains the services of Compensia as its independent compensation consultant. The mandate of the compensation consultant includes assisting the compensation committee in its review of executive and director compensation practices, including the competitiveness of pay levels, design of the Company’s annual and long-term incentive compensation plans, executive compensation design, and analysis of competitive market practices. The compensation committee is responsible for oversight of the work of the compensation consultant and annually evaluates the performance of the compensation consultant. The compensation committee has discretion to engage and terminate the services provided by the compensation consultant, subject to formal approval by the board of directors.
At its meeting in October 2019, the compensation committee assessed the independence of Compensia pursuant to SEC and Nasdaq rules and the board of directors concluded that no conflict of interest exists that would prevent Compensia from serving as an independent consultant to the compensation committee.
Role of Chairman and Chief Executive Officer
Mr. Rudelle and, after November 25, 2019, Ms. Clarken, attended compensation committee meetings and worked with the chair of the compensation committee and its compensation consultant to develop compensation recommendations for the executive officers (excluding Mr. Rudelle and Ms. Clarken), based upon individual experience and breadth of knowledge, individual performance during the year and other relevant factors. The recommendations of individuals holding the positions of chairman and Chief Executive Officer are reviewed and considered with other applicable information by the compensation committee, which then makes a recommendation to the board of directors. The compensation committee works directly with its compensation consultant to recommend to the board of directors compensation actions for individuals holding the position of chairman and Chief Executive Officer. In accordance with Nasdaq rules, individuals holding the positions of chairman and Chief Executive Officer are not present during deliberations or voting concerning their own compensation.
Use of Competitive Market Data
The compensation committee draws on a number of resources to assist in the evaluation of the various components of the Company’s executive compensation program, including an evaluation of the compensation practices at peer companies. The compensation committee uses data from this evaluation to assess the reasonableness of compensation and ensure that our compensation practices are both competitive in the marketplace and reasonable.
Our peer companies in 2019 were provided to the compensation committee by Compensia, then selected by the compensation committee and subsequently approved by the board of directors. Each year, the compensation committee reviews our peer group with the assistance of the compensation consultant and updates the peer group as appropriate. The companies comprising the peer group for 2019 were selected on the basis of their comparability to Criteo in terms of broad industry (software and services companies focused on digital media/advertising in the United States and software/technology companies more broadly in Europe, given the more limited number of comparable companies in the European market), geographic location, market capitalization, financial attributes (including revenue, revenue growth, comparable gross margin and cash flow) and number of employees.
Based on this evaluation, the compensation committee selected the peer companies in the following table for 2019. Given the Company’s unique position as a French company publicly-listed on the Nasdaq Global Market in the United States with certain executives based in Europe, the compensation committee determined that it was appropriate to develop both U.S. and international peer groups. The peer companies generally had revenues between half and two times the Company’s revenue, and market capitalization between half to three times the Company’s market capitalization.
U.S. Peers:

Blackbaud	j2 Global	Shutterfly
Cloudera	MicroStrategy	Tableau Software
Cornerstone OnDemand	Nutanix	Verint Systems
Endurance International	Pandora Media	Yelp
Fair Isaac	Paylocity Holding	Zynga
FireEye	QAD
HubSpot	RealPage
European Peers:

Auto Trader Group	Luxoft Holding	Talend S.A.
Cimpress N.V.	Playtech	Travelport Worldwide
Delivery Hero	Rightmove	trivago
InterXion Holding N.V.	Scout24
Just Eat	Sophos Group

Changes to our peer group from 2018 to 2019 include the addition of Blackbaud, Cloudera, Hubspot, Microstrategy, and QAD, and the removal of GoDaddy, Grubhub, and Zillow, resulting in a peer group that we believe is closer to Criteo’s financial and value criteria.
In addition to reviewing data drawn from these peer groups, the compensation committee also reviews competitive compensation data from broader Radford technology survey cuts and Compensia databases. To assist the Company in making its executive compensation decisions for 2019, Compensia evaluated competitive market practices, considering base salary, target annual incentives as a percentage of base salary, target total cash compensation, target annual long-term incentive grant date fair values, equity award mixes, equity award structures and target total direct compensation.
In general, our board of directors seeks to set executives’ total cash compensation (base salary plus target annual incentive bonus) and long-term incentive compensation at levels that are competitive with our peers (based on its review of the compensation data for executives with similar roles in the Company’s peer groups) and, in the case of long-term incentive compensation, at a level great enough to ensure deep alignment of our executive officers’ interests with those of our shareholders.
However, the compensation committee does not formally “benchmark” our executive officers’ compensation to a specific percentile of our peer group. Instead, it considers competitive market data as one factor among many in its deliberations. The compensation committee exercises independent judgment in determining appropriate levels and types of compensation to be paid based on its assessment of several factors, including recommendations of the chairman and the Chief Executive Officer with respect to the compensation of executive officers (other than their own compensation), Company and individual performance, perceived criticality, retention objectives, internal fairness, current compensation opportunities as compared with similarly situated executives at peer companies (based on review of competitive market analyses prepared by its compensation consultant) and other factors as it may deem relevant.
The chart below is based on the peer data reviewed by our compensation committee in setting target compensation levels for our current Chief Executive Officer, our former Chief Executive Officer and our Chief Financial Officer for fiscal year 2019 and shows a comparison, for illustrative purposes, of the elements of fiscal year 2019 target total compensation for each Chief Executive Officer and our Chief Financial Officer against chief executive officer and chief financial officer compensation for our U.S. peer group.
We have chosen to present this data for our current Chief Executive Officer, our former Chief Executive Officer and our Chief Financial Officer only, rather than all of our named executive officers, because chief executive officer and chief financial officer are the two roles for which our compensation committee has access to the most comparable company data, and because these are the two roles most responsible for setting our strategic direction and articulating it to financial markets and investors (and therefore for which alignment of interests with shareholders is most important). We chose to present only the comparison against the U.S. peer group because our U.S. peer group consists of companies with which we are most likely to compete for talent, and is therefore the more important of the two peer groups in our compensation committee’s analysis.

In the chart below, “Total Cash” consists of each executive officer’s base salary and target bonus under the Criteo Executive Bonus Plan (“EBP”) (as further discussed under “—Elements of Executive Compensation Program—Annual Incentive Bonus” below), which, for fiscal year 2019, was greater than the bonus each executive actually earned under our EBP. “Equity Value” includes the combined aggregate grant date fair value of each award at target, and therefore assumes that all PSUs have been earned under the applicable performance criteria. As discussed above, for 2019, 50% of the shares subject to our named executive officers’ 2019 PSU awards were earned. Additionally, in 2019, our board of directors made a special supplemental grant of RSUs to Messrs. Rudelle, Fouilland and Teodosiu and Ms. Spilman, in order to reward each individual’s performance and go-forward criticality and to help achieve retention objectives with respect to executives based on review of their existing equity retention profiles as impacted by a 0% payout of 2018 PSUs and the “underwater” status of all outstanding option awards. The RSUs granted to Ms. Spilman and Mr. Teodosiu were forfeited upon their respective departures from the Company. In the case of Ms. Clarken, the value of each element of compensation in the table below is greater than the compensation she actually received in 2019—the chart below shows the compensation that an individual in the Chief Executive Officer position would have received for the entirety of 2019, whereas Ms. Clarken only began serving as our Chief Executive Officer on November 25, 2019. For more information on the specific elements of compensation to each of our executives, please see “Compensation Tables—Summary Compensation Table.”

CURRENT CEO
in thousands of U.S. dollars unless indicated otherwise
	CRTO FY19 Target	U.S. Market Percentile	CRTO FY19 Realizable Pay
Base Salary	$650	60%	$650
Total Cash	$1,300	60%	$1,300
Equity Value	$4,944	40%	$2,484
Target Total Pay	$6,244	40%	$3,784
Excludes sign-on bonus

FORMER CEO
in thousands of U.S. dollars unless indicated otherwise
	CRTO FY19 Target	U.S. Market Percentile	CRTO FY19 Realizable Pay
Base Salary	$555	50%	$555
Total Cash	$1,109	55%	$995
Equity Value	$8,146	75%	$5,425
Target Total Pay	$9,255	75%	$6,420

CFO
in thousands of U.S. dollars unless indicated otherwise
	CRTO FY19 Target	U.S. Market Percentile	CRTO FY19 Realizable Pay
Base Salary	$448	50%	$448
Target Total Cash	$784	75%	$715
Equity Value	$3,806	>75%	$2,535
Target Total Pay	$4,590	>75%	$3,249
For illustrative purposes only, we have also included realizable pay for 2019 for each of our current Chief Executive Officer, former Chief Executive Officer and Chief Financial Officer, which includes, in each case, (1) base salary, (2) total cash including actual earned cash bonus for 2019 under our EBP (as disclosed in the Summary Compensation Table) and (3) the actual intrinsic value, as of December 31, 2019, of the equity awards granted to the executive in 2019. For PSUs, this amount is an aggregate of $1,806,231 for both Messrs. Rudelle and Fouilland because only 50% of the PSUs awarded in 2019 were earned. For RSUs, this amount is an aggregate of $8,338,953 for both Messrs. Rudelle and Fouilland. For Ms. Clarken’s stock options, this amount reflects the spread between our closing stock price on December 31, 2019, and the exercise price of such options multiplied by the number of Ordinary Shares underlying such options. For 2019, this amount is $0 for Ms. Clarken, our only named executive officer to receive stock options in 2019, because all of the stock options granted during 2019 had an exercise price that was higher than the fair market value of the ordinary shares and thus were “out-of-the-money” at year-end. For more information on realizable pay, please see “—Realizable Pay for 2019.”
Prior Year Say-On-Pay Results
Our executive compensation program received significant shareholder support and was approved, on a non-binding advisory basis, by 92.7% of the votes cast at the 2019 Annual General Meeting. We value feedback from our shareholders on our executive compensation program and corporate governance policies and welcome input, as it impacts our decision-making. We believe that ongoing engagement builds mutual trust with our shareholders and we will continue to monitor feedback from our shareholders and may solicit outreach on our programs, as appropriate. At the 2016 Annual General Meeting, shareholder votes expressed a preference for the say-on-frequency proposal to hold an advisory vote to approve executive compensation on an annual basis. In light of this vote, the Company’s board of directors determined that the Company will continue to hold an advisory vote to approve executive compensation on an annual basis until the next required say-on-frequency vote, which will be held at the 2022 Annual General Meeting.
In 2019, Criteo’s management team continued to frequently engage with the investment community, hosting and participating in almost 300 in-person meetings, including during roadshows and conferences as well as phone calls. Shareholders we spoke to jointly represented approximately 68% of floating shares as of December 31, 2019. In such engagements, Criteo’s executive compensation program was a common discussion topic and investors’ feedback and suggestions on such program were regularly heard and taken into consideration. In our shareholder outreach specific to the 2019 Annual General Meeting, Criteo’s management team spoke directly with 50% of its top-40 shareholders, jointly owning approximately 50% of shares. Based on feedback from our shareholders, our compensation committee and board of directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers.

Elements of Executive Compensation Program
In 2019, as in prior years, our executive compensation program consisted of three principal elements:

•	Base salary

•	Annual incentive bonus

•	Long-term incentive compensation

Base Salary
Base salary is the principal fixed element of an executive officer’s annual cash compensation during employment. The level of base salary reflects the executive officer’s skills and experience and is intended to be on par with other job opportunities available to such executive officer. Given the industry in which we operate and our compensation philosophy and objectives, we believe it is important to set base salaries at a level that is both competitive with our peer group in order to retain our current executives and reasonable, and to hire new executives when and as required. However, our review of the competitive market data is only one factor in setting base salary levels. In addition, the compensation committee also considers the following factors:

•	individual performance of the executive officer, as well as overall performance of the Company, during the prior year;

•	level of responsibility, including breadth, scope and complexity of the position;

•	years and level of experience and expertise and location of the executive officer;

•	internal review of the executive officer’s compensation relative to other executives to take into account internal fairness considerations; and

•
in the case of executive officers other than those holding the positions of chairman and Chief Executive Officer, the recommendations of the individuals holding the positions of chairman and Chief Executive Officer.

Base salaries for our executive officers are determined on an individual basis at the time of hire. Adjustments to base salary are considered annually based on the factors described above.
2019 Base Salaries
The base salaries of the named executive officers for 2018 and 2019, each in local currency and converted into U.S. dollars (on a constant currency basis for 2019), and the rationale for any base salary adjustment are set forth below:

Name	Position(1)	2018 Base Salary (in local currency)	2019 Base Salary (in local currency)	2018 Base Salary (in USD)(2)	2019 Base Salary at Constant Currency (in USD)(2)	Rationale for Adjustment

Megan Clarken	Chief Executive Officer	N/A	$650,000	N/A	$650,000
Ms. Clarken began serving as our Chief Executive Officer on November 25, 2019. The amounts shown reflect the compensation she would have received if she had served for the full year.

Ms. Clarken’s remuneration is solely for her role as Chief Executive Officer of Criteo Corp.

Jean-Baptiste Rudelle	Former Chief Executive Officer	€23,299 (services to Criteo S.A. as executive chairman, pro rated) $27,290 (services to Criteo Corp. as executive chairman, pro rated) €340,619 (services as Chief Executive Officer, pro rated)	€495,323	$457,087	$584,989
Until April 25, 2018, Mr. Rudelle served as executive chairman of the Company, which is reflected in the amounts shown in the table. In connection with Mr. Rudelle’s transition from executive chairman to Chief Executive Officer on April 25, 2018, his base salary was increased from $175,123 to €495,323 (or approximately $584,989) to reflect the change in role. Mr. Rudelle’s base salary was not increased from 2018 to 2019.

Benoit Fouilland	Chief Financial Officer	€350,000	€400,000	$413,359	$472,410	Base salary increase to recognize strong performance.
Ryan Damon	Executive Vice President, General Counsel & Corporate Secretary	$415,000	$415,000	$415,000	$415,000	Mr. Damon first became a named executive officer in 2019. Mr. Damon’s base salary was not increased from 2018 to 2019.
Mary Spilman	Former Chief Operating Officer	$500,000	$515,000	$500,000	$515,000
Ms. Spilman served as Chief Operating Officer until July 5, 2019. The amounts shown for 2019 reflect the compensation she would have received if she had served for the full year.

Base salary increase to recognize market movement and to maintain a competitive salary position.

Dan Teodosiu	Former Chief Technology Officer	€325,000	€335,000	$383,833	$395,644
Mr. Teodosiu served as Chief Technology Officer until September 30, 2019. The amounts shown for 2019 reflect the compensation he would have received if he had served for the full year.

Base salary increase to recognize market movement and to maintain a competitive salary position.

(1) Refers to such named executive officer’s position at the end of 2019.
(2) 2018 base salaries have been converted from euros to U.S. dollars at a rate of €1.00 = $1.181026, which represent average exchange rates for the year ended December 31, 2018. 2019 base salaries are presented on a constant currency basis, using the 2018 average exchange rates set forth in the preceding sentence, for comparative purposes.

Annual Incentive Bonus
The Company provides our executive officers with the opportunity to earn annual cash bonus awards pursuant to the Criteo Executive Bonus Plan (the “EBP”), which are specifically designed to motivate our executive officers to achieve pre-established Company-wide goals set by the board of directors and to reward them for individual results and achievements in a given year.
The EBP is intended to provide structure and predictability regarding the determination of performance-based cash bonuses. Specifically, the EBP seeks to:

(i)	help attract and retain a high quality executive management team;

(ii)	increase management focus on challenging yet realistic goals intended to create value for shareholders;

(iii)	encourage management to work as a team to achieve the Company’s goals; and

(iv)	provide incentives for participants to achieve results that exceed Company goals.
Pursuant to the EBP, the annual cash bonus opportunities for our executive officers are approved on an annual basis by the board of directors. The Company goals, their relative weighting, and the relative weighting for each of the individual performance goals of the executive officers, if applicable, are also established by the board of directors at the beginning of the year, upon recommendation of the compensation committee, shortly after the board of directors has approved our annual operating plan.
Under the EBP, the board of directors has the discretion to determine the extent to which a bonus award will be adjusted based on an executive officer’s individual performance or such other factors as it may, in its discretion, deem relevant. An executive officer’s bonus award may be adjusted downward to zero by the board of directors based on a review of individual performance. The board of directors is not required to set individual qualitative goals for a given year.
2019 Annual Bonus Incentive
The performance measures and related target levels for the 2019 EBP, which reflected performance requirements set at the start of the year in the Company’s annual operating plan, were developed by the compensation committee and approved by the board of directors at meetings held in March 2019. For 2019, the board of directors, on recommendation from the compensation committee, set two shared quantitative goals applicable to all of the named executive officers (weighted 80%, collectively) and individual qualitative goals for each of our named executive officers (weighted 20%).

Quantitative Goals
The quantitative measures selected for the 2019 EBP were (i) Revenue ex-TAC growth, measured at constant currency, from 2018 to 2019, and (ii) Adjusted EBITDA (on an absolute basis but adjusted to remove the impact of currency fluctuations) achieved during 2019. These measures were selected by the board of directors because Revenue ex-TAC and Adjusted EBITDA are the key measures it uses to monitor the Company’s financial performance. In particular, our strategy focuses on maximizing the growth of our Revenue ex-TAC on an absolute basis over maximizing our near-term gross margin, as we believe this focus builds sustainable long-term value for our business by fortifying a number of our competitive strengths, including access to advertising inventory, breadth and depth of data and continuous improvement of the Criteo AI Engine’s performance, allowing it to deliver more relevant advertisements at scale. In 2019 (as in 2017 and 2018), the Revenue ex-TAC metric and Adjusted EBITDA metric were given equal weight. In setting the payout scale for both the Revenue ex-TAC portion and the Adjusted EBITDA portion of the quantitative goals, our compensation committee took into consideration the known and perceived challenges for Criteo and the overall advertising technology industry for 2019, which has resulted in a flattening of our earnings expectations for 2019 as well as a need to reinforce executive retention efforts, while remaining in line with market practices.
The payout scale on the Revenue ex-TAC portion of the quantitative goals was as follows, with Revenue ex-TAC growth measured, in each case, on a constant-currency basis:
•If Revenue ex-TAC growth was positive by less than 5.4% in 2019 compared to 2018 (rounded up or down to the nearest tenth), the payout on the Revenue ex-TAC portion of the quantitative goals was between 50% and 100% of target;
•If Revenue ex-TAC growth was positive by between the 5.4% target and the “stretch” 7.7% target, the payout on the Revenue ex-TAC portion of the quantitative goals was between 100% and 150% of target;
•If Revenue ex-TAC growth was positive by more than the 7.75% stretch target but less than 10%, the payout on the Revenue ex-TAC portion of the quantitative goals was between 150% and 200% of target; and
•If Revenue ex-TAC growth was positive by 10% or more, our executives could achieve the maximum payout on the Revenue ex-TAC portion of the quantitative goals, which was 200%.
The payout scale on the Adjusted EBITDA portion of the quantitative goals was as follows, in each case calculated on an absolute basis and excluding currency impacts:
•If Adjusted EBITDA for 2019 was between $237 million and the $299 million target, the payout on the Adjusted EBITDA portion of the quantitative goals was between 50% and 100% of target;
•If Adjusted EBITDA for 2019 was between the $299 million target and a $335 million “stretch” target, the payout on the Adjusted EBITDA portion of the quantitative goals was between 100% and 150% of target;
•If Adjusted EBITDA for 2019 was above the $335 million stretch target but less than $370 million, the payout on the Adjusted EBITDA portion of the quantitative goals was between 150% and 200% of target; and
•If Adjusted EBITDA for 2019 was $370 million or above, our executives could achieve the maximum payout on the Adjusted EBITDA portion of the quantitative goals, which was 200%.
The quantitative goals set forth herein and the achievement levels for such goals were designed to ensure proper alignment between our executive bonus plan provisions and the internal 2019 financial plan supporting the guidance that we published at the beginning of fiscal year 2019.

The chart below sets forth the quantitative goals for 2019 and the achievement levels for such goals, as well as actual Company performance for 2019 against which executive performance was measured. As shown below, year-over-year Revenue ex-TAC growth was 0.3% at constant currency, resulting in a 52.8% payout for the Revenue ex-TAC portion of the quantitative goals, and Adjusted EBITDA was $293.7 million, resulting in a payout of 95.7% on the Adjusted EBITDA portion of the quantitative goals.

Performance Measure	Weight	50%	100%	150%	200%	Actual
2019 Revenue ex-TAC growth at constant currency	40%	0%	5.4%	7.75%	≥10%	0.3%
2019 Adjusted EBITDA on an absolute and constant currency basis	40%	$237 million	$299 million	$335 million	≥$370 million	$293.7 million

Qualitative Goals
In addition, the board of directors selected individual qualitative goals for each of the named executive officers that were aligned to strategic performance objectives for those individuals. The qualitative goals were weighted 20% for each named executive officer and were subject to a maximum payout of 200% of the applicable portion. Some variation applied from named executive officer to named executive officer and from goal to goal. These qualitative goals for 2019 were set in March 2019, and the compensation committee develops these goals with the intent to be rigorous and difficult to achieve. The qualitative goals for 2019 included: (i) for Mr. Rudelle, making self-service the center of our product and go-to-market strategy, growing our new products to diversify outside of retargeting, and promoting operational excellence, making Criteo smarter and faster; (ii) for Mr. Fouilland, ensuring robust forecasting and budget management, safeguarding delivery of the self-service initiative through adequate program governance and close monitoring, and enabling the execution of the operational excellence program in S&O and the activation of productivity levers in R&D; (iii) for Mr. Damon, building a legal operations function and implementing contracts management processes, updating internal legal policies and procedures, show at least one tangible success from the government affairs team, and become a more business-focused, results-oriented legal team; (iv) for Mr. Teodosiu, ensuring objectives, key results and staffing are aligned with product priorities, increasing speed of delivery and efficiency, and showing returns on investment from Criteo AI Lab by the end of the year and defining its 2020 mission and structure and (v) for Ms. Spilman, an accelerated rollout of new products, a self-service transformation and updates to the Retail Media business. Ms. Clarken did not have qualitative goals for 2019, as she joined the Company on November 25, 2019. In connection with Ms. Clarken’s recruitment to Criteo, Ms. Clarken’s management agreement provided that her annual bonus payment for 2019 would be no less than her target bonus, prorated for the period of 2019 following her effective date.

2019 Annual Cash Bonus Payouts
The board of directors approved annual incentive bonus awards for each named executive officer under the 2019 EBP as follows:

Name	Bonus Target as % of Base Salary(1)	Quantitative Goals Achievement (80%)	Qualitative Goals Achievement (20%)	Funding Multiplier as % of Target	Actual Payout Amount(2)
Jean-Baptiste Rudelle	100%	74.3%	100%	79.44%	$470,505
Megan Clarken	100%	N/A	N/A	N/A	$65,890
Benoit Fouilland	75%	74.3%	100%	79.44%	$284,969
Ryan Damon	50%	74.3%	100%	79.44%	$164,838
Mary Spilman(3)	100%	N/A	N/A	N/A	N/A
Dan Teodosiu(3)	60%	N/A	N/A	N/A	N/A

(1) Bonus targets as a percentage of base salary for the named executive officers did not change from 2018 to 2019.
(2) Certain amounts have been converted from euros to U.S. dollars at a rate of €1.00 = $1.119574, which represents the average exchange rate for the year ended December 31, 2019.
(3) Ms. Spilman and Mr. Teodosiu did not receive annual incentive payouts in respect of 2019.
Long-Term Incentive Compensation
Long-term incentive compensation in the form of equity awards is an important tool for the Company to attract industry leaders of the highest caliber in the technology industry and to retain them for the long term. The majority of our named executive officers’ target total direct compensation opportunity in 2019 was provided in the form of long-term equity awards (92% of total compensation for Ms. Clarken, and 86% on average for Messrs. Rudelle and Fouilland). We use equity awards to align our executive officers’ financial interests with those of our shareholders by motivating them to assist with the achievement of both near-term and long-term corporate objectives.
Historically, the board of directors only granted stock options to employees. However, following a change to the tax treatment of RSUs under French law (the enactment of the Loi Macron, in 2018 the board of directors, after careful review by the compensation committee, decided to add RSUs to the Company’s equity compensation program for certain employees, including executive officers at the discretion of the board of directors, and PSUs to the Company’s equity compensation program for executive officers and managers and certain other employees. In October 2015, the Company’s shareholders approved: (i) a general plan (as such plan has been amended, the “Amended and Restated 2015 Time-Based RSU Plan”) providing for the grant of time-based RSUs to employees of the Company, and (ii) a performance-based plan (as such plan has been amended, the “Amended and Restated 2015 Performance-Based RSU Plan”) providing for the grant of PSUs, subject to the achievement of performance goals and time-based vesting, to the executive officers and certain other members of management and employees of the Company, as determined by the board of directors.
In 2019, we granted RSUs and PSUs to our executive officers, as well as, in the case of Megan Clarken, stock options. Stock options provide our executive officers with realizable value over time only if our shareholders also realize value after the date the options are granted. RSUs and PSUs provide an appropriate balance between addressing retention objectives and driving corporate performance.
In addition to the initial equity award that each executive officer receives upon being hired, the board of directors also grants some or all of our executive officers additional equity awards each year as part of our annual review of our executive compensation program. The eligibility for, and size of, any additional equity award to each of our executive officers are determined on a discretionary basis taking into account the following factors:

•	each executive officer’s individual performance assessment, the results and contributions delivered during the year, as well as his or her anticipated potential future impact;

•	delivering equity values that are competitive, yet reasonable, when compared to the equity values delivered by the companies in our peer group to their executives with similar responsibility;

•	the size and vesting schedule of existing equity awards in order to maximize the long-term retentive power of additional awards;

•	the size of each executive officer’s total cash compensation opportunity;

•	the Company’s overall performance relative to corporate objectives; and

•	the Company’s overall equity pool for the year.

Based on the foregoing factors, the board of directors, upon recommendation of the compensation committee, determined that the regular 2019 long-term incentive compensation to be granted to each of our executive officers should consist of a mix of RSUs and PSUs. In addition, the board of directors determined to grant stock options to Megan Clarken as part of her inducement equity grant when she joined the Company in the fourth quarter of 2019. As in prior years, a significant portion of the compensation awarded to our named executive officers will remain performance based, although an exception was made in connection with the initial inducement awards granted to Ms. Clarken in connection with her recruitment.
The table below sets forth the equity awards granted by the board of directors to our named executive officers in 2019:

Name	Shares Issuable Upon Exercise of Stock Options Granted in 2019	Shares Issuable Upon Vesting of PSUs Granted in 2019(1)	Shares Issuable Upon Vesting of RSUs Granted in 2019
Jean-Baptiste Rudelle	–(2)	111,458	257,291
Megan Clarken	375,467	–(3)	143,308
Benoit Fouilland	–(2)	52,083	120,208
Ryan Damon	–(2)	–(4)	–(4)
Mary Spilman	–(2)	–(5)	–(5)
Dan Teodosiu	–(2)	–(5)	–(5)

(1) The amounts of PSUs set forth in this column show the amounts originally granted to our named executive officers. As set forth below, only 50% of the shares subject to 2019 PSU awards to our named executive officers were earned.

(2) In connection with her recruitment to Criteo, Ms. Clarken was the sole named executive officer to receive an award of stock options during 2019.
(3) Ms. Clarken did not receive an award of PSUs in 2019, as she joined the Company in November 2019.
(4) Mr. Damon did not receive an equity grant in 2019.
(5) The PSU and RSU awards granted to Ms. Spilman and Mr. Teodosiu in 2019 were forfeited upon their termination of employment with the Company.
Vesting of Stock Option Grants
To aid in retention, Ms. Clarken’s stock option awards have a four-year vesting period, with one quarter of the award vesting on the first anniversary of the date of grant and the remainder vesting in 12 equal quarterly installments thereafter, subject to the recipient’s continued employment with the Company.

Performance Conditions and Vesting of PSU Grants
Our Ordinary Shares subject to the PSUs granted to the named executive officers were to be earned contingent upon the attainment of 2019 Gross Revenue and Free Cash Flow goals set by the board of directors in the first quarter of 2019.
Achievement in Gross Revenue and Free Cash Flow are important metrics used by the board of directors to measure the Company’s financial performance and creation of shareholder value given our current development stage, the significant growth opportunities ahead of us and the significant impact that high Gross Revenue and Free Cash Flow can have on the Company’s profitability and cash generation given the scalability of our operating model. As a result, given the increased focus that the Company is putting on profitability and cash flow generation, the compensation committee and board of directors determined that growth in these two metrics, with a 50% weighting on Gross Revenue and a 50% weighting on Free Cash Flow, was, unlike in prior years, the appropriate performance measure for the 2019 PSU awards. Our compensation committee and board of directors believe that setting a one-year performance measurement period was appropriate at this stage in the Company’s development, due to the historically steep trajectory of our top-line revenue growth and the risk of setting inappropriate targets if we were to project more than one year in advance. This approach was balanced by the four-year vesting schedule to which any earned PSUs are subject, as discussed below. Our 2019 Free Cash Flow target, described below, represents an approximately 40% conversion rate of the Adjusted EBITDA target for the year, generally in line with the average conversion rate for prior years.
The following table sets forth the 2019 Gross Revenue goal for the 2019 PSU awards.

2019 Gross Revenue	Percentage of PSUs Earned(1)
$2,286 million	50% (Threshold)
$2,410 million	100% (Target)
(1) Achievement is linear for Gross Revenue growth between tranches, and paid to one decimal point. Achievements below the threshold and above the maximum are rounded up or down accordingly, and capped at 100%.

The following table sets forth the 2019 Free Cash Flow goal for the 2019 PSU awards.

2019 Free Cash Flow	Percentage of PSUs Earned
$60 million	50% (Threshold)
$113 million	100% (Target)
Actual 2019 Gross Revenue was $2,262 million, which was below the Gross Revenue threshold for the year. As a result, 0% of the Ordinary Shares subject to our named executive officers’ 2019 PSU awards based on Gross Revenues were earned. Actual 2019 Free Cash Flow was $124.9 million, which was in excess of the Free Cash Flow target for the year. As a result, 100% of the Ordinary Shares subject to our named executive officers’ 2019 PSU awards based on Free Cash Flow were earned, and a total of 50% of the Ordinary Shares subject to our named executive officers’ 2019 PSU awards for both Gross Revenues and Free Cash Flow were earned.
Our compensation committee and board of directors also believe that a time-based vesting requirement for any earned PSUs is important to provide additional retention incentives and longer term alignment with our shareholders. The PSUs earned with respect to 2019 are subject to a four-year vesting schedule, with half of any earned PSUs vesting on the second anniversary of the grant date and the remainder vesting in eight equal quarterly installments thereafter, which quarterly vesting would be subject to the recipient’s continued employment with the Company. As a result, none of the PSUs granted to the named executive officers for 2019 will vest until April 2021 at the earliest.

Vesting of RSU Grants
Our standard RSU grants have a four-year vesting schedule, with 50% of the award vesting on the second anniversary of the date of grant, and the remainder vesting in equal quarterly installments thereafter over the subsequent two-year period.
Retention Efforts in 2019
In light of several perceived challenges and changes for Criteo and the overall advertising technology industry in recent years, we have placed additional emphasis on the retention of our senior executives, who offer unique and insightful experience in both the industry and in Criteo specifically. To aid in retention of our executives during this challenging time, certain of our 2019 RSU grants to certain named executive officers had a four-year vesting schedule, with 70% of the award vesting on the second anniversary of the date of grant, and the remainder vesting in equal quarterly installments thereafter over the subsequent two-year period.
To enhance our retention of Mr. Teodosiu and promote corporate performance, Mr. Teodosiu was granted a retention award in July 2018 that generally provided for the lump-sum payment of €200,000 (equivalent to $223,914.80 at a rate of €1.00 = 1.119574, which represents average exchange rates for the year ended December 31, 2019), payable on October 31, 2019, subject to continued employment through such retention date. We mutually agreed with Mr. Teodosiu to accelerate payment of this retention award in connection with his separation from the Company in September 2019.
Share Ownership and Equity Awards
As discussed above, long-term incentive compensation in the form of equity awards is an important tool for the Company to attract industry leaders of the highest caliber in the global technology industry and to retain them for the long term. The majority of our named executive officers’ target total direct compensation opportunity in 2019 was provided in the form of long-term equity awards (92% of total compensation for Ms. Clarken, and 86% on average for Messrs. Rudelle and Fouilland). We use equity awards to align our executive officers’ financial interests with those of our shareholders by motivating them to assist with the achievement of both near-term and long-term corporate objectives.
As a result, each of our named executive officers accumulates substantial exposure to our stock price, which, when coupled with time- and performance-based vesting, we believe results in strong alignment of our executives’ interests with those of our shareholders. Furthermore, our insider trading policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons.
Share Ownership Requirements
On December 11, 2019, our board of directors adopted share ownership guidelines for the chairman of our board of directors and our Section 16 executive officers, under which (i) our Chief Executive Officer is required to acquire and own securities in an amount equal to the lesser of (a) 200,000 shares or (b) five times her annual base salary, (ii) all other Section 16 executive officers are required to acquire and own securities in an amount equal to the lesser of (a) 45,000 shares or (b) two times their annual base salary and (iii) the chairman of our board of directors is required to acquire and own securities in an amount equal to two times his annual cash remuneration, including directors’ fees. The chairman and Section 16 officers are required to meet the applicable ownership requirements within five years of becoming subject to them. If required share ownership is not satisfied within five years, the individual must retain 100% of any shares resulting from exercised options or vested restricted stock units, net of any amounts required to pay taxes and exercise prices, until the guidelines are met.
In addition to these share ownership guidelines, our board of directors require that 1% of the shares resulting from the exercise of stock options or received upon the vesting of RSUs or PSUs by our chairman (if applicable), Chief Executive Officer and Deputy Chief Executive Officers (“directeurs généraux délégués”) be held by such persons until the termination of their respective offices. For 2019, Mr. Rudelle was our chairman of our board of directors and, until November 25, 2019, our Chief Executive Officer. From November 25, 2019 through the end of the year, Ms. Clarken was our Chief Executive Officer. Mr. Fouilland was our Deputy Chief Executive Officer.
The table below shows the total exposure that each of our named executive officers (other than Mr. Teodosiu and Ms. Spilman) had to Criteo’s stock as of March 31, 2020, including both vested and unvested equity awards.

Name	Ordinary Shares and ADSs (1)	Securities underlying option awards (2)	Securities underlying RSU and PSU awards (3)	Total
Jean-Baptiste Rudelle	59,337	830,361	373,342	1,263,040
Megan Clarken	—	375,467	143,308	518,775
Benoit Fouilland	55,211	449,034	179,056	683,301
Ryan Damon	—	65,500	111,434	176,934

		Total for all named executive officers:		2,642,050

(1) The amounts shown in this column reflect securities beneficially owned by each of our named executive officers, determined in accordance with the applicable rules of the SEC, other than (i) Ordinary Shares issuable upon the exercise of share options and warrants that are immediately exercisable or exercisable within 60 days after March 31, 2020 (which are included in the “Securities underlying equity awards” column), and (ii) Ordinary Shares issuable upon the vesting of RSUs or PSUs within 60 days after March 31, 2020 (which are included in the “Securities underlying RSU and PSU awards” column). For more information about the beneficial ownership of our securities, please see “Ownership of Securities.”

(2) The amounts shown in this column reflect stock options that have vested and are exercisable, as well as those that have not yet vested. For more information on grant dates, vesting schedules, exercise prices and expiration dates of option awards held by our named executive officers as of December 31, 2019, please see “Compensation Tables—Outstanding Equity Awards at 2019 Fiscal Year End.”

(3) The amounts shown in this column reflect RSUs, as well as PSUs that have been determined by our board of directors to have been earned by the applicable named executive officer pursuant to the applicable performance criteria. For more information on the PSUs held by each of our named executive officers as of December 31, 2019, please see “Compensation Tables—Outstanding Equity Awards at 2019 Fiscal Year End.” For more information on the performance criteria applicable to PSU awards, please see “—Long-Term Incentive Compensation.”

Other Compensation Information
Employee Benefit Programs
Each of our executive officers is eligible to participate in the employee benefit plans available to our employees in the country in which they are employed, including medical, dental, group life and disability insurance, in each case on the same basis as other employees in such country, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers, all of which we believe to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Health, welfare and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
Our retirement savings plan for U.S. employees is a tax-qualified 401(k) retirement savings plan (the “401(k) Plan”), pursuant to which all employees, including any named executive officer employed by our U.S. subsidiary (Criteo Corp.), are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Code. In 2019, we provided a 100% matching contribution on employee contributions up to the first 3% of eligible compensation and a 50% matching contribution for the next 2% of eligible compensation. Mr. Damon and Ms. Spilman were the only named executive officers to participate in the 401(k) Plan in 2019.
Perquisites and Other Personal Benefits
We provide limited perquisites to our named executive officers. For more information on the perquisites and other personal benefits provided to our named executive officers, please refer to footnote (10) to the Summary Compensation Table in “Executive Compensation – Compensation Tables” included elsewhere in this proxy statement.

Timing of Compensation Actions
Compensation, including base salary adjustments, for our named executive officers is reviewed annually, usually in the first quarter of the fiscal year, and upon promotion or other changes in job responsibilities.
 Equity Grant Policy
We do not have, nor do we plan to establish, any program, plan or practice to time stock option grants in coordination with releasing material non-public information or any plan to reprice or extend any outstanding option awards.
Short Sale and Derivatives Trading Policy
As noted in more detail above under the caption “Anti-Hedging/Pledging Policy,” our insider trading policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons.
Executive Compensation Recovery (“Clawback”) Policy
In April 2018, we adopted a “clawback” policy with respect to certain compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct.
Risks Related to Compensation Policies and Practices
As part of the board of directors’ risk oversight role, our compensation committee at least annually reviews and evaluates the risks associated with our compensation programs. The compensation committee has reviewed our compensation practices as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In making this determination, the compensation committee considered the following:

•	the Company’s use of different types of compensation vehicles to provide a balance of short-term and long-term incentives with fixed and variable components;

•
the granting of equity-based awards that are earned based on performance (in the case of executive officers) and subject to time-based vesting, which aligns employee compensation with Company performance, encouraging participants to generate long-term appreciation in equity values;

•
the Company’s annual bonus determinations for each employee being tied to achievement of Company goals, which goals seek to promote retention on behalf of the Company and to create long-term value for our shareholders; and

•
the Company’s system of internal control over financial reporting and code of business conduct and ethics, which among other things, reduce the likelihood of manipulation of the Company’s financial performance to enhance payments under any of its incentive plans.

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE
James Warner (Chair)
Edmond Mesrobian
Rachel Picard

COMPENSATION TABLES
Summary Compensation Table
The following Summary Compensation Table sets forth, for the three years ended December 31, 2019, 2018 and 2017, respectively, the compensation earned by (i) each individual who served as our Chief Executive Officer or Chief Financial Officer, (ii) our additional executive officer serving as of December 31, 2019 and (iii) two additional former executive officers who would have been among the three most highly compensated executive officers of the Company other than the Chief Executive Officer and Chief Financial Officer had they continued to serve as of December 31, 2019 (collectively, our named executive officers).

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(7)(8)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)(9)	All Other Compensation ($)(10)	Total ($)
Jean-Baptiste Rudelle (2)	2019	554,551	—	8,136,029	—	440,536	111,575	9,242,691
Former Chief Executive Officer	2018	457,086	—	2,823,625	2,819,652	241,279	281,340	6,622,982
	2017	62,468	—	245 352	248,844	51 099	75,612	683,375
Megan Clarken (3)	2019	65,890	300,000	2,514,156	2,429,699	65,890	75,000	5,450,635
Chief Executive Officer
Benoit Fouilland	2019	447,830	—	3,801,406	—	266,817	12,405	4,528,458
Chief Financial Officer	2018	413,359	—	1,298,861	1,168,348	203,125	17,752	3,101,445
	2017	387,207	—	1,128,620	1,144,683	237,552	14,617	2,912,679
Ryan Damon (4)	2019	415,000	—	—	—	164,838	139,190	719,028
General Counsel	2018	173,959	100,000	531,500	534,950	48,291	—	1,388,700
Mary Spilman (5)	2019	262,438	—	3,801,406	—	—	10,481	4,074,326
Former Chief Operating Officer	2018	500,000	—	1,468,280	1,320,741	277,600	10,250	3,576,871
	2017	480,000	—	883,268	895,839	416,640	10,650	2,686,397
Dan Teodosiu (6)	2019	280,522	—	2,849,924	—	—	909,765	4,040,211
Former Chief Technology Officer	2018	383,833	—	1,298,861	1,168,348	127,863	1,903	2,980,808
	2017	352,923	—	981,409	995,376	179,567	565	2,509,840

(1)
All amounts presented in the Summary Compensation Table, and in the supporting tables that follow, are expressed in U.S. dollars. Certain amounts payable to Messrs. Rudelle, Fouilland and Teodosiu were paid in euros. The average exchange rate used for the purpose of the Summary Compensation Table, and, unless otherwise noted, the supporting tables that follow, for the three years ended December 31, 2019, 2018 and 2017 is as follows:

Date	Euro to U.S. Dollar Conversion Rate
12/31/19	1.119574
12/31/18	1.181026
12/31/17	1.129354

(2)
From April 25, 2018 until November 25, 2019, Mr. Rudelle served as chairman and Chief Executive Officer of the Company. Mr. Rudelle ceased serving as our Chief Executive Officer on November 25, 2019. Mr. Rudelle received his base salary through December 31, 2019 until a new compensation arrangement was established in light of the change in his role.

(3)
Ms. Clarken became our Chief Executive Officer on November 25, 2019. Ms. Clarken received a sign-on bonus equal to $300,000, and received a relocation allowance of $75,000 in connection with her relocation from New York, NY to Paris, France.

(4)	Mr. Damon first became a named executive officer of the Company in 2019. In 2018, Mr. Damon received a sign-on bonus equal to $100,000.

(5)	Ms. Spilman ceased serving as our Chief Operating Officer effective July 5, 2019.

(6)	Mr. Teodosiu ceased serving as our Chief Technology Officer effective September 30, 2019.

(7)
The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 20 of our Annual Report on Form 10-K as filed with the SEC on March 2, 2020. The amounts reported for 2017 and 2018 in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, for awards granted in 2017 and 2018, please refer to Note 18 of our Annual Report on Form 10-K as filed with the SEC on March 1, 2018, and Note 19 of our Annual Report on Form 10-K as filed with the SEC on March 1, 2019, respectively.

(8)	The amounts reported in the “Stock Awards” column represent the grant date fair value of the 2017, 2018 and 2019 PSU awards at target, which also reflects the maximum award.

(9)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the amount of the cash incentive bonus earned by our named executive officers for performance for the three years ended December 31, 2019, 2018 and 2017 under the EBP. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Incentive Bonus” for a discussion of the annual cash incentives earned by each named executive officer in respect of 2019.

(10)
The amounts reported in the “All Other Compensation” column for 2019 include unemployment insurance premiums and tax preparation and planning services for Mr. Rudelle and the benefits set forth in the table below. The incremental cost to the Company is based on premiums paid, amounts reimbursed by the Company to the executive and the cost to the Company of mobility benefits and severance-related payments.

Named Executive Officer	Unemployment Insurance Premiums ($)(a)	Life Insurance and Disability Benefit Plan Contributions ($)(b)	Defined Contribution Plan Contributions ($)(c)	Tax Reimbursements ($)(d)	Tax Preparation and Planning Services ($)(e)	Mobility Benefits ($)(f)	Relocation Allowance ($)(g)	Severance Payments ($)(h)
Jean-Baptiste Rudelle	33,723	—	—	—	77,852	—	—	—
Megan Clarken	—	—	—	—	—	—	75,000	—
Benoit Fouilland	—	6,932	—	5,473	—	—	—	—
Ryan Damon	—	—	6,095	53,399	—	79,697	—	—
Mary Spilman	—	—	10,481	—	—	—	—	—
Dan Teodosiu	—	—	—	—	—	—	—	909,765

(a)
As the chairman and former Chief Executive Officer of the Company, Mr. Rudelle was not entitled to receive state-provided unemployment benefits in the event of termination pursuant to French law. The amount listed in this column represents the cost to us of the premium payments in respect of the unemployment insurance policy obtained by us on Mr. Rudelle’s behalf to provide similar benefits to the state-provided unemployment benefits that Mr. Rudelle would have otherwise been eligible to receive, were he not the executive chairman or Chief Executive Officer, as applicable, in the event of a termination of his employment and $15,721.76 in social charges remitted to France by us pursuant to French law. See “—Potential Payments upon Termination or Change of Control” for a discussion of the severance benefits payable to Mr. Rudelle upon termination of employment.

(b)	Represents the cost to us in respect of Mr. Fouilland’s life insurance and disability plan, which consists of premium cost.

(c)
Represents the cost to us of our employer contributions to the 401(k) plan accounts of Mr. Damon and Ms. Spilman, who were the only eligible named executive officers who elected to participate in our 401(k) plan.

(d)	Represents Company-paid taxes in respect of Mr. Fouilland’s health and disability plan, and in respect of Mr. Damon’s taxable mobility benefits, respectively.

(e)
Represents the costs to us of tax preparation and planning services provided to Mr. Rudelle. We cover these costs to Mr. Rudelle due to the complex nature of his taxes, resulting in part from Mr. Rudelle’s relocation to multiple different countries as Criteo expanded in past years and due to the heavy equity component of Mr. Rudelle’s remuneration.

(f)	Represents mobility benefits paid by us to Mr. Damon. Mobility benefits include certain benefits that are available to international assignees in France.

(g)	Represents a $75,000 relocation allowance paid by us to Ms. Clarken in connection with her relocation from New York, NY to Paris, France.

(h)
Represents (i) $479,457 in severance paid to Mr. Teodosiu in connection with his termination with the Company, (ii) a $206,393 mutual agreement indemnity in settlement of all outstanding claims relating to the termination of Mr. Teodosiu with the Company and (iii) a retention bonus equal to $223,915.

Grants of Plan-Based Awards Table 2019
The following table sets forth the grants of plan-based awards to the named executive officers during the year ended December 31, 2019.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(4)	Closing Price on Date of Grant ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jean-Baptiste Rudelle	—	—	554,551	1,109,102	—	—	—	—	—	—	—	—
	4/24/19	—	—	—	27,865	111,458	111,458	—	—	—	—	2,459,195
	4/24/19	—	—	—	—	—	—	257,291	—	—	—	5,675,835
Megan Clarken(6)	—	—	65,890	131,780	—	—	—	—	—	—	—	—
	12/11/19	—	—	—	—	—	—	—	375,467	17.54	17.54	2,429,699
	12/11/19	—	—	—	—	—	—	143,308	—	—	17.54	2,514,156
Benoit Fouilland	—	—	335,872	671,744	—	—	—	—	—	—	—	—
	4/24/19	—	—	—	13,021	52,083	52,083	—	—	—	—	1,149,152
	4/24/19	—	—	—	—	—	—	120,208	—	—	—	2,652,253
Ryan Damon	—	—	207,500	415,000	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
Mary Spilman	—	—	261,402	522,803	—	—	—	—	—	—	—	—
	4/24/19	—	—	—	13,021	52,083	52,083	—	—	—	—	1,149,152
	4/24/19	—	—	—	—	—	—	120,208	—	—	—	2,652,253
Dan Teodosiu	—	—	154,703	309,406	—	—	—	—	—	—	—	—
	4/24/19	—	—	—	10,417	41,667	41,667	—	—	—	—	919,335
	4/24/19	—	—	—	—	—	—	87,500	—	—	—	1,930,588

(1)
The amounts in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column represent each named executive officer’s annual cash incentive that could have been earned in respect of the annual cash incentive established in 2019 under the EBP. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Incentive Bonus” for a discussion of the annual cash incentives earned by each named executive officer for 2019.

(2)
On April 25, 2019, the named executive officers (other than Ms. Clarken and Mr. Damon) received a grant of PSUs under the Amended and Restated 2015 Performance-Based RSU Plan. Since the 2019 Revenue ex-TAC performance threshold was achieved but the target was not achieved, 50% of the PSUs were earned. Ms. Spilman and Mr. Teodosiu each forfeited their PSUs when their respective employment with the Company was terminated. See “Executive Compensation–Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the PSUs granted in 2019.

(3)
On April 25, 2019, the named executive officers (other than Ms. Clarken and Mr. Damon) received a grant of RSUs under the Amended and Restated 2015 Time-Based RSU Plan, 70% of which will vest on the two-year anniversary of the grant date, and the remainder will vest in equal portions at the end of each year during the two-year period thereafter. On December 11, 2019, Ms. Clarken received a grant of RSUs, 50% of which will vest on the two-year anniversary of the grant date, and the remainder will vest in equal portions at the end of each year during the two-year period thereafter. Ms. Spilman and Mr. Teodosiu each forfeited their RSUs when their respective employment with the Company was terminated. See “Executive Compensation-Compensation Discussion and Analysis-Elements of Executive Compensation Program-Long-Term Incentive Compensation” for a discussion of the terms of the RSUs granted in 2019.

(4)
Ms. Clarken received a grant of stock options under the 2016 Stock Option Plan on December 11, 2019, as described in “Executive Compensation–Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation.” 25% of the stock options will vest on the first anniversary of the date of grant and the remainder will vest in 16 equal quarterly installments thereafter, based on continued employment. Pursuant to our 2016 Stock Option Plan, the exercise price of a stock option is set at the higher of (i) the closing price on the day prior to the grant date, and (ii) 95% of the average closing price during the 20 trading days prior to the grant date. This pricing formula may result in an exercise price that is greater than or less than the closing price on the date of grant. The column titled “Closing Price on the Date of Grant” is provided pursuant to SEC disclosure requirements, where the exercise price of a stock option is less than the closing price of the underlying stock on the date of grant.

(5)
Represents the grant date fair value, measured in accordance with ASC Topic 718, of stock option awards, PSU awards and RSU awards made in 2019. Grant date fair values are calculated pursuant to assumptions set forth in Note 20 of our Annual Report on Form 10-K as filed with the SEC on March 2, 2020.

(6)	The annual bonus granted to Ms. Clarken was prorated at target for her period of service during 2019, as shown in the Summary Compensation Table.
Executive Employment Agreements
We have entered into an offer letter agreement or employment agreement with each of the named executive officers, the material terms of which are described below. Each of the agreements with our named executive officers is for an indefinite term. The provisions of these arrangements relating to termination of employment are described under “Potential Payments Upon Termination or Change of Control” below. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program” for a discussion of the elements of compensation of each of the named executive officers for the year ended December 31, 2019.
Ms. Clarken
Criteo S.A. and Criteo Corp. have entered into a management agreement with Ms. Clarken, as amended, in connection with her recruitment to Criteo. The management agreement, as amended, provides that Ms. Clarken will receive an annual base salary of $650,000 and will be eligible to receive a target annual bonus opportunity equal to 100% of her base salary, and a maximum annual bonus opportunity equal to 200% of her base salary. The annual bonus opportunity pursuant to the Criteo Executive Bonus Plan will be based on the financial performance of Criteo S.A. and Criteo Corp. and the assessment by the board of individual performance; provided that, Ms. Clarken’s annual bonus payment with respect to Criteo’s 2019 fiscal year would be no less than her target bonus, prorated for the period of such year following her start date. Ms. Clarken’s remuneration is in respect of her role as Chief Executive Officer of our wholly-owned subsidiary, Criteo Corp.
The management agreement also provided that Ms. Clarken would receive a sign-on bonus equal to $300,000 on the first regularly scheduled payroll date following her start date. Ms. Clarken will be required to repay to the Company the sign-on bonus if she voluntarily resigns other than for Good Reason (as described below in “—Potential Payments upon Termination or Change of Control”) or her employment is terminated by Criteo Corp. for Cause, in either case, during the 12-month period immediately following her start date.
In connection with her relocation from the United States to Paris, France, Criteo Corp. agreed to reimburse Ms. Clarken for certain expenses up to $75,000, in accordance with the Company’s relocation policy approved by the board and revised by it during its meeting held on March 3, 2020, including airfare for Ms. Clarken and her spouse, furniture and household moving expenses, incidentals and the cost of temporary housing for up to two months. The Company also agreed to provide Ms. Clarken with (i) reasonable tax assistance services, (ii) reasonable immigration assistance services for Ms. Clarken and her spouse, (iii) the cost of airfare for Ms. Clarken and her spouse for up to three visits to Ms. Clarken’s home country per calendar year and (iv) a monthly housing allowance equal to $5,000 per month (or the equivalent amount in euros) after taxes. No amounts were paid under the arrangement during 2019.
Additionally, Ms. Clarken received an initial inducement grant of (i) 143,308 time-based RSUs and (ii) 375,467 stock options.
Pursuant to the management agreement, Ms. Clarken is subject to customary restrictive covenants provided by Criteo Corp.’s protective covenants agreement, including a requirement not to compete with the Company and its affiliates anywhere in the world for a period of 12 months after termination of employment.

Mr. Rudelle
Mr. Rudelle is not party to an employment agreement with Criteo S.A. Prior to August 1, 2014, Mr. Rudelle served exclusively as the Chief Executive Officer and chairman of Criteo S.A. Effective August 1, 2014, and in addition to continuing to serve as our chairman and Chief Executive Officer, Mr. Rudelle became the Chief Executive Officer of Criteo Corp., our wholly-owned U.S. subsidiary. In connection with his appointment to the position of Chief Executive Officer of Criteo Corp., we entered into an at-will offer letter agreement with Mr. Rudelle. Under the terms of his offer letter agreement, for the year ended December 31, 2014, Mr. Rudelle was entitled to receive an annual base salary of $270,000 and a target annual bonus opportunity equal to 100% of his base salary, capped at 125% of the target amount, each subject to periodic review and adjustment. As of January 1, 2016, Mr. Rudelle transitioned from his role of Chief Executive Officer and chairman of the board of directors of Criteo S.A. and Chief Executive Officer of Criteo Corp. to the role of executive chairman. Mr. Rudelle again assumed the role of Chief Executive Officer effective April 25, 2018 until November 25, 2019. From November 25, 2019 through the remainder of fiscal year 2019, Mr. Rudelle served only as chairman of the board of directors of Criteo S.A. However, Mr. Rudelle continued to receive his Chief Executive Officer salary through December 31, 2019, during which time he assisted in the onboarding of Ms. Clarken.
Our board of directors determined that for the year ended December 31, 2019, Mr. Rudelle would receive an annual base salary of €495,323 (equivalent to approximately $554,550.75, converted into U.S. dollars pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table) and a target annual bonus opportunity equal to 100% of his base salary.
Mr. Fouilland
We entered into an employment agreement effective as of March 1, 2012 with Mr. Fouilland, our Chief Financial Officer. Under the terms of his employment agreement, for the year ended December 31, 2012, Mr. Fouilland was entitled to receive an annual base salary of €270,000, and an annual target bonus opportunity that was initially equal to 30% of his annual base salary.
In accordance with the periodic review and adjustment of base salary and target bonus opportunity set forth in Mr. Fouilland’s employment agreement, our board of directors determined that for the year ended December 31, 2019, Mr. Fouilland would be entitled to receive an annual base salary of €400,000 (equivalent to approximately $447,829.60, converted into U.S. dollars pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table), and an annual target bonus opportunity equal to 75% of his annual base salary.
Mr. Damon
We entered into an employment agreement effective as of August 1, 2018 with Mr. Damon, our General Counsel & Corporate Secretary. Under the terms of his employment agreement, for the year ended December 31, 2018, Mr. Damon was entitled to receive an annual base salary of $415,000, and an annual target bonus opportunity that was initially equal to 50% of his annual base salary.
Mr. Damon’s base salary adjustments and target bonus opportunities for the year ended December 31, 2019 were decided by Mr. Rudelle in his former role as Chief Executive Officer. Mr. Rudelle determined that for the year ended December 31, 2019, Mr. Damon would be entitled to receive an annual base salary of $415,000, and an annual target bonus opportunity equal to 50% of his annual base salary. Beginning in 2020, Mr. Damon’s base salary adjustments and target bonus opportunities will be reviewed and decided by our board of directors.
Ms. Spilman
From July 30, 2014 until July 5, 2019, Ms. Spilman served as our Chief Operating Officer. Prior to July 30, 2014, Ms. Spilman served as our Chief Revenue Officer. Under the initial terms of her employment agreement, Ms. Spilman was entitled to receive an annual base salary of $450,000 and an annual target bonus opportunity equal to 100% of her annual base salary, with a maximum annual bonus opportunity equal to 200% of her annual base salary.
In accordance with the periodic review and adjustment of Ms. Spilman’s salary set forth in Ms. Spilman’s employment agreement, our board of directors determined that, for the year ended December 31, 2019, Ms. Spilman would be entitled to receive an annual base salary of $515,000 and a target annual bonus opportunity equal to 200% of her annual base salary, with a maximum annual bonus opportunity equal to 100% of her annual base salary.
Ms. Spilman ceased serving as our Chief Operating Officer effective July 5, 2019.
Mr. Teodosiu
From May 2016 until August 16, 2019, Mr. Teodosiu served as our Chief Technology Officer. We entered into an employment agreement effective as of November 20, 2012 with Mr. Teodosiu. Under the terms of his employment agreement, for the year ended December 31, 2013, Mr. Teodosiu was entitled to receive an annual base salary of €210,000, and an annual target bonus opportunity equal to 60% of his annual base salary.
In accordance with the periodic review and adjustment of base salary and target bonus opportunity set forth in Mr. Teodosiu’s employment agreement, our board of directors determined that for the year ended December 31, 2019, Mr. Teodosiu would be entitled to receive an annual base salary of €335,000 (equivalent to approximately $375,057.29, converted into U.S. dollars pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table), and an annual target bonus opportunity equal to 60% of his annual base salary.
Mr. Teodosiu ceased serving as out Chief Technology Officer effective September 30, 2019. For a discussion of the arrangement for Mr. Teodosiu relating to his termination of employment, see the narrative under the caption “—Potential Payments Upon Termination or Change of Control, Named Executive Officers” below.

Outstanding Equity Awards at 2019 Fiscal Year End
The following table sets forth the number of securities underlying outstanding equity awards held by the named executive officers as of December 31, 2019.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)(2)
Jean-Baptiste Rudelle	4/30/12	77,773	—	—	7.87	4/30/22	—	—	—	—
	07/30/14	329,281	—	—	30.82	07/30/24	—	—	—	—
	10/29/15	110,000	—	—	39.00	10/29/25	—	—	—	—
	6/28/16	50,998	7,285 (2)	—	42.68	6/28/26	—	—	—	—
	7/28/16	19,168	4,424 (2)	—	41.99	7/28/26	5,718 (4)	99,093	—	—
	6/27/17	8,189	4,911 (2)	—	48.61	6/27/27	936 (4)	16,221	—	—
	3/16/18	28,656	36,844 (2)	—	30.40	3/16/28	—	—	—	—
	6/26/18	57,312	95,520 (2)	—	33.57	6/26/28	—	—	—	—
	4/25/19	—	—	—	—	—	257,291 (5)	4,458,853	111,458 (4)	1,931,567
Megan Clarken	12/11/19	—	375,467 (2)	—	17.54	12/11/19	143,308 (5)	2,483,528	—	—
Benoit Fouilland	3/20/12	100,221	—	—	7.82	3/20/22	—	—	—	—
	9/3/13	60,000	—	—	15.95	9/3/23	—	—	—	—
	10/29/15	60,000	—	—	39.00	10/29/25	—	—	—	—
	6/28/16	42,431	6,061 (2)	—	42.68	6/28/26	—	—	—	—
	7/28/16	15,948	3,680 (2)	—	41.99	7/28/26	4,758 (4)	82,456	—	—
	6/27/17	37,664	22,596 (2)	—	48.61	6/27/27	4,312 (4)	74,727	—	—
	3/16/18	43,940	56,493 (2)	—	30.40	3/16/28	—	—	—	—
	4/25/19	—	—	—	—	—	120,208 (5)	2,083,205	52,083 (4)	902,598
Ryan Damon	10/25/18	16,375	49,125 (2)	—	20.48	10/25/28	25,000 (4)	433,250	—	—
Mary Spilman	—	—	—	—	—	—	—	—	—	—
Dan Teodosiu	—	—	—	—	—	—	—	—	—	—

(1)	Refer to “—Potential Payments upon Termination or Change of Control” below for circumstances under which the terms of the vesting of equity awards would be accelerated.

(2)	The stock options will generally vest as to 25% of the grant on the first anniversary of the date of grant and in 16 equal quarterly installments thereafter, based on continued employment.

(3)	The applicable exchange rate for the exercise price of the stock option and employee warrant awards shown in the Outstanding Equity Awards at Fiscal Year End table are as follows:

Date	Euro to U.S. Dollar Conversion Rate
12/11/19	1.1077
10/25/18	1.1389
6/26/18	1.1700
3/16/18	1.12340
6/27/17	1.1294
7/28/16	1.0991
6/28/16	1.0998
10/29/15	1.1086
1/29/15	1.1343
7/30/14	1.3429
9/3/13	1.3207
4/18/13	1.3129
2/7/13	1.3528
10/25/12	1.2942
4/30/12	1.3229
3/20/12	1.3150

(4)	The PSUs will generally vest as to 50% of the earned amount on the second anniversary of the date of grant and in eight equal quarterly installments thereafter, based on continued employment.

(5)	The RSUs will generally vest as to 70% on the two-year anniversary of the grant date, and the remainder will vest in equal portions at the end of each year during the two-year period thereafter.

(6)	Determined with reference to $17.33, the closing price of an ADS on December 31, 2019.

(7)
Reflects the total amount of PSUs granted to our named executive officers. Because the 2019 Revenue ex-TAC performance threshold was met but the target was not met (as determined by the board of directors), 50% of the PSUs granted to our executives were earned. Ms. Spilman and Mr. Teodosiu forfeited their 2019 PSUs when their respective employments with the Company terminated. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the PSUs granted in 2019.

Option Exercises and Stock Vested in 2019
The following table summarizes for each named executive officer the stock option exercises and shares vested from outstanding stock awards during the year ended December 31, 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jean-Baptiste Rudelle	—	—	20,693	435,706
Megan Clarken	—	—	—	—
Benoit Fouilland	—	—	19,806	392,429
Ryan Damon	—	—	—	—
Mary Spilman	—	—	7,245	140,621
Dan Teodosiu	3,000	26,530	12,097	236,293

Potential Payments upon Termination or a Change of Control
Individual Agreements
We have entered into employment agreements and non-compete agreements, as described below, which require us to provide specified payments and benefits to certain of our executive officers as a result of certain terminations of employment, including following a change of control. Each of the employment agreements with our named executive officers (except Ms. Spilman), discussed above in “Executive Compensation—Compensation Tables—Executive Employment Agreements,” provide for severance, non-compete or change of control payments.
Ms. Clarken
Ms. Clarken’s employment agreement provides for a potential severance payment in the event of termination of employment with Criteo Corp. If Ms. Clarken’s office as Chief Executive Officer of Criteo Corp. is terminated by Criteo Corp. other than for Cause (as defined in her employment agreement) and other than due to her death or disability, or by Ms. Clarken for Good Reason (as defined in her employment agreement) (each, an “involuntary termination”), subject to Ms. Clarken’s execution of a general release of claims in favor of Criteo S.A. and Criteo Corp. and continued compliance with the restrictive covenants set forth in her protective covenants agreement, Ms. Clarken will be entitled to receive (i) a lump sum cash amount equal to the sum of (A) Ms. Clarken’s annual base salary rate as then in effect (without giving effect to any reduction in base salary amounting to Good Reason), (B) an annual bonus for the calendar year during which the involuntary termination occurs, calculated based on the annual bonus that would be paid to Ms. Clarken if her office had not terminated and if all performance-based milestones were achieved at the 100% level by both Criteo Corp. and Ms. Clarken, (C) all earned but unpaid bonus amounts for completed performance periods prior to the termination date (notwithstanding any requirement to remain in service through the payment date) and (D) up to $75,000 in reimbursement for certain expenses incurred by Ms. Clarken in connection with her relocation from Paris, France back to her home country, including airfare for Ms. Clarken and her spouse, and furniture and household goods moving expenses, (ii) the cost of COBRA premiums under Criteo Corp.’s group health insurance plans in the United States and the cost of premiums for medical, dental, life insurance and disability insurance in France, in each case, for the 12-month period following the termination date and (iii) continued vesting of outstanding unvested stock options, RSUs and PSUs as if Ms. Clarken remained in service for 12 months following the termination date (and in the case of PSUs, based on actual performance at the end of the applicable performance year, as determined by the board in its reasonable discretion). All vested stock options will remain exercisable by Ms. Clarken for the 12-month period following the termination date, or the earlier expiration of the stock option pursuant to its original terms.
If Ms. Clarken’s office as Chief Executive Officer of Criteo Corp. is terminated due to an involuntary termination within one year following a Change in Control (as defined in her management agreement), subject to Ms. Clarken’s execution of a general release of claims in favor of Criteo S.A. and Criteo Corp. and continued compliance with the restrictive covenants set forth in her protective covenants agreement, Ms. Clarken will be entitled to receive immediate vesting of all outstanding unvested stock options, RSUs and PSUs based on achievement of the target level of performance, provided that no RSU or PSU granted within the one-year period prior to the date of Ms. Clarken’s termination will vest (but, in such event, any unvested RSUs or PSUs will continue to vest as if Ms. Clarken remained in service for up to 12 months following the termination date). All vested stock options will remain exercisable by Ms. Clarken for the 12-month period following the termination date, or the earlier expiration of the stock option pursuant to its original terms.
Any RSUs or PSUs that become vested pursuant to the terms of her employment agreement will be subject to a holding period until the second anniversary of the date of grant of the award, and the shares relating to such vested RSUs and PSUs will be definitively acquired by (delivered to) Ms. Clarken no earlier than the expiration of the required holding period.
Mr. Rudelle
Mr. Rudelle is party to a non-compete agreement with us that provides for a severance benefit equivalent to 50% of his total gross compensation (not including equity-based compensation) for the 12-month period preceding the date of his termination of employment, payable in a lump sum within 30 days following the date of termination of employment, subject to deduction of any amount that Mr. Rudelle may receive separately from us in remuneration for non-compete obligations under any other agreements. If we elect to waive the competitive restrictions in the non-compete agreements within 15 days following the date of termination of employment, however, we will not be required to make any such severance payments.
Mr. Fouilland
Mr. Fouilland’s employment agreement provides for a potential severance payment in the event of termination of employment within a period of six months following a change of control of the Company (as defined in the agreement), either by way of a dismissal by us, other than due to his gross negligence, or a resignation by Mr. Fouilland following a decrease of his compensation or responsibilities. Such severance payment is equivalent to one year’s total cash compensation, including the bonus for the year of termination, calculated based on the actual achievement of all objectives. In addition, Mr. Fouilland’s employment agreement includes restrictions on certain competitive activities during the one-year period following the date of his termination of employment, subject to payment by us of monthly compensation equal to 33% of the average monthly gross salary paid to Mr. Fouilland during the 12 months preceding his termination. We may choose to waive the competitive restrictions, in which case we will not be required to make the non-compete payment.
In addition, in April 2019, the board of directors approved an amendment to the terms of Mr. Fouilland’s outstanding equity awards, to provide that in the event that Mr. Fouilland is terminated by us without cause or resigns with good reason, in each case, upon or within 12 months following a change in control of the Company (as defined in the 2016 Stock Option Plan), his entire award will accelerate and become exercisable as of his termination date, provided that the PSUs will vest in the amount that would become vested assuming achievement of the target level of performance, and provided further that in all instances (x) the provisions of the Amended and Restated 2015 RSU Plan and the Amended and Restated 2015 PSU Plan which prohibit the acceleration or shortening of the minimum vesting period of one year will continue to apply, and (y) any PSUs or RSUs that may become so vested pursuant to these rights will be subject to a holding period until the second anniversary of the date of grant of the award, and the free shares relating to such vested RSUs or PSUs will be definitively acquired by him no earlier than the expiration of the required holding period. Additionally, Mr. Fouilland’s vested OSAs shall remain exercisable by him for the 12-month period following his termination date, but in no event later than the original expiration date of such OSAs.
Mr. Damon
Mr. Damon’s employment agreement provides for a potential severance payment in the event Mr. Damon is terminated by us without cause or resigns with good reason (as such terms are defined in his employment agreement). In such an event, Mr. Damon shall receive, on the 60th day following the termination date (as defined in the agreement), a lump sum cash amount (less applicable withholdings) equal to the sum of (i) the product of (x) six (or in the event of a change of control (as defined in the agreement) and a subsequent involuntary termination within 12 months following the date of such change of control, 12), and (y) Mr. Damon’s monthly base salary rate as then in effect (without giving effect to any reduction in base salary amounting to good reason (as defined in the agreement)), (ii) an amount equal to the product of (x) 50% (or in the event of a change of control (as defined in the agreement) and a subsequent involuntary termination within 12 months following the date of such change of control, 100%) and (y) Mr. Damon’s annual bonus for the calendar year during which the termination occurs, calculated based on the bonus that would be paid to Mr. Damon if his employment had not terminated and if all performance-based milestones were achieved at the 100% level by both the Company and Mr. Damon, such bonus to be, solely for the purpose of defining severance benefits, and (iii) all bonus amounts earned for completed performance periods prior to the termination date but which otherwise remain unpaid as of the termination date.
In addition, in the event that Mr. Damon is terminated by us without cause or resigns with good reason, in each case, upon or within 12 months following a change in control of the Company (as defined in the 2016 Stock Option Plan), his entire award will accelerate and become exercisable as of his termination date, provided that the PSUs will vest in the amount that would become vested assuming achievement of the target level of performance, and provided further that in all instances the provisions of the Amended and Restated 2015 RSU Plan and the Amended and Restated 2015 PSU Plan which prohibit the acceleration or shortening of the minimum vesting period of one year will continue to apply. Any RSUs or PSUs that become vested pursuant to the terms of Mr. Damon’s employment agreement will be subject to a holding period until the second anniversary of the date of grant of the award and the shares relating to such vested RSUs and PSUs will be definitively acquired by (delivered to) Mr. Damon no earlier than the expiration of the required holding period.
Treatment Under Equity Plans
Stock Option Plans
Each of our 2012 Stock Option Plan, 2013 Stock Option Plan, 2014 Stock Option Plan and 2016 Stock Option Plan provides that in the event of a change of control of the Company (as defined in the plans), a successor corporation shall assume all outstanding options or substitute outstanding options with equivalent options or rights. Pursuant to the stock option plans, in the event that the successor corporation does not agree to assume or substitute outstanding options, the options will accelerate and become fully vested and exercisable upon the change of control.
Upon termination of an option holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the board of directors, a vested option will generally remain exercisable for 90 days following the option holder’s termination.
If, at the date of termination, the option holder is not entitled to exercise all of his options, the shares covered by the unexercisable portion will be forfeited and revert back to the applicable stock option plan.
Employee Warrants (BSPCE)
Our employee warrants provide that an unvested warrant will only accelerate in the case of a change of control of the Company (as defined in the relevant grant agreement), if the acquirer or the successor corporation does not agree to assume or substitute equivalent rights for the outstanding unvested employee warrants. Upon termination of a BSPCE holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the board of directors, a vested BSPCE will remain exercisable for 90 days following the BSPCE holder’s termination.
Performance-Based Free Share (PSU) Plan
Pursuant to the terms of our Amended and Restated 2015 Performance-Based RSU Plan, in the event of a change of control of the Company, if a successor corporation does not agree to assume an unvested PSU award or substitute for the PSU award with an equivalent right, and the grant date of the PSU is at least one year prior to the date of the change of control, the restrictions and forfeiture conditions applicable to the PSU will lapse, and the PSU award will become vested prior to the consummation of the change of control, with any performance conditions being deemed to be achieved at target levels. If the grant date of the PSU award is less than one year prior to the date of the change of control of the Company and no such successor corporation agrees to assume or substitute an unvested PSU, the PSU will lapse.
In the event of a recipient’s death or disability (as defined in the Amended and Restated 2015 Performance-Based RSU Plan), an unvested PSU will vest automatically. In the event of a recipient’s retirement (as defined in the Amended and Restated 2015 Performance-Based RSU Plan), our board of directors has the discretion to determine whether some or all of the unvested PSUs will vest, subject to the limitations of the plan.
If an employee with outstanding PSUs terminates his employment, or we terminate the employee’s service with the Company or any of our affiliates, the employee’s right to vest in the PSUs under the Amended and Restated 2015 Performance-Based RSU Plan, if any, will terminate effective as of the date that such employee is no longer actively employed.
Time-Based Free Share (RSU) Plan
Pursuant to the terms of our Amended and Restated 2015 Time-Based RSU Plan, in the event of a change in control (as defined in the 2015 Time-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding RSUs, and only if the RSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the RSUs will lapse and the RSUs will be deemed fully vested prior to the consummation of a change in control.

In the event of a recipient’s death or disability (as defined in the Amended and Restated 2015 Time-Based RSU Plan), any unvested RSUs will vest automatically. In the event of a recipient’s retirement (as defined in the Amended and Restated 2015 Time-Based RSU Plan), our board of directors has the discretion to determine whether some or all of the unvested RSUs will vest, subject to the limitations of the plan.
If an employee with outstanding RSUs terminates his employment, or we terminate the employee’s service with the Company or any of our affiliates, the employee’s right to vest in the RSUs under the Amended and Restated 2015 Time-Based RSU Plan, if any, will terminate effective as of the date that such employee is no longer actively employed.
Named Executive Officer Departures
Mr. Teodosiu
Effective July 26, 2019, we entered into a mutual agreement with Mr. Teodosiu, pursuant to which Mr. Teodosiu remained employed as a non-executive employee with the Company during a garden leave period commencing on August 16, 2019 and ending on September 30, 2019 (the “Garden Leave Period”) under the conditions provided for in the French Labor Code and the collective bargaining agreement applicable to Mr. Teodosiu. Mr. Teodosiu’s employment with the Company terminated on September 30, 2019.
Pursuant to the mutual agreement, during the Garden Leave Period, Mr. Teodosiu, subject to applicable withholding taxes (i) continued to receive his then-current base salary; (ii) remained eligible to participate in the Company’s standard employee benefit plans; and (iii) continued to vest in outstanding long-term incentive awards in accordance with the applicable plan documents and agreements, provided that Mr. Teodosiu was not eligible for any new long-term incentive grant in 2019 or thereafter. On September 30, 2019, the mutual agreement provided that Mr. Teodosiu became entitled to receive (i) a legal and mutual agreement indemnity equal to €184,350 ($206,393.47 pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table), as required pursuant to French law, and (ii) acceleration of a previously agreed upon retention bonus equal to €200,000 ($223,914.80 pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table).
Effective October 24, 2019, we and Mr. Teodosiu entered into a settlement agreement, pursuant to which we agreed, as a final and irrevocable settlement and waiver of all disputes relating to the termination of his employment with the Company, to provide to Mr. Teodosiu an additional severance equal to €428,249.38 in the aggregate ($479,456.87 pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table).
Mr. Teodosiu’s employment agreement includes restrictions on certain competitive activities during the one-year period following the date of his termination of employment, subject to payment by us of monthly compensation equal to 33% of the average monthly gross salary paid to Mr. Teodosiu during the 12 months preceding his termination. We were entitled to choose to waive the competitive restrictions, in which case we would not be required to make the non-compete payment. As part of the mutually agreed settlement agreement entered into between us and Mr. Teodosiu, we waived Mr. Teodosiu’s contractual non-compete obligations, such that he was not owed any financial consideration in this respect.
Ms. Spilman
The Company did not make any severance payments to Ms. Spilman upon her departure.
Estimated Payments and Benefits
The following table estimates the potential amounts payable to our named executive officers in connection with certain terminations of their employment or a change of control of the Company, under the circumstances described in more detail above. The table reflects estimated amounts assuming that the termination of employment or other circumstance, as applicable, occurred on December 31, 2019. The actual amounts that would be paid upon a named executive officer’s termination of employment or a change of control can be determined only at the time of such event. For a description of the payments and benefits received by Mr. Teodosiu in connection with his termination of employment, refer to “—Potential Payments upon Termination or Change of Control” above.

POTENTIAL PAYMENTS UPON TERMINATION OR FOLLOWING A CHANGE OF CONTROL
	Termination Without Cause					Termination Without Cause or Resignation by the Executive With Change of Control
Name	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)	Non-Compete Payments ($)(1)	Continued Insurance Coverage ($)(2)	Total ($)	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)(3)	Non-Compete Payments ($)(1)	Continued Insurance Coverage ($)(2)	Total ($)
Jean-Baptiste Rudelle	—	—	—	—	—	—	—	—	—	—
Megan Clarken	1,350,000	620,882	—	19,283	1,990,165	1,350,000	2,483,528	—	19,283	3,852,811
Benoit Fouilland	—	—	147,784	—	147,784	783,702	157,183	147,784	—	1,088,669
Ryan Damon	311,250	—	—	27,944	339,194	622,500	433,250	—	27,944	1,083,694

_________

1.	Assumes we did not elect to waive the competitive restrictions in the relevant non-compete clause.

2.	Amount shown is an estimate based on the monthly cost of life and disability insurance and health insurance coverage as of the end of 2019.

3.
The value shown includes the value of equity awards held by the executive that would become vested under the applicable circumstances. The value of stock options and employee warrants, to the extent applicable, is based on the excess, if any, of $17.33, the closing price of an ADS on December 31, 2019, over the exercise price of such options or warrants, multiplied by the number of unvested stock options or employee warrants held by the executive that would become vested under the applicable circumstances. For 2019, the value of such stock options held by Messrs. Rudelle and Fouilland, and Ms. Clarken, is $0, because $17.33, the closing price of an ADS on December 31, 2019, is less than the exercise price of the unvested stock options that would become vested under the applicable circumstances. The exchange rate used to convert the exercise price of the options or warrants from euros into U.S. dollars is 1.119574. The amount shown represents the value of the equity awards that would vest upon a change of control under the additional assumption that outstanding equity awards are not assumed or substituted in the change of control transaction, as described above in the “Potential Payments Upon Termination or Change of Control—Treatment Under Equity Plans” narrative.

PAY RATIO DISCLOSURE
Pursuant to the Securities Exchange Act of 1934, as amended, we are required to disclose in this proxy statement the ratio of the total annual compensation of our Chief Executive Officer to the median of the total annual compensation of all of our employees (excluding our Chief Executive Officer). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that total compensation for Ms. Clarken, our current Chief Executive Officer, for 2019 was $6,485,215, and the median of the total compensation of all of our employees (excluding Ms. Clarken) for 2019 was approximately $81,524. Accordingly, we estimate the ratio of Ms. Clarken’s total compensation for 2019 to the median of the total compensation of all of our employees (excluding Ms. Clarken) for 2019 to be approximately 80 to 1.
We selected December 31, 2019, which is a date within the last three months of fiscal 2019, as the determination date to identify our median employee. To find the median of the annual total compensation of all our employees (excluding Ms. Clarken), we used the amount of salary, wages, overtime and bonus from our payroll records as our consistently applied compensation metric. In making this determination, we annualized the compensation for those employees who were hired during fiscal 2019 as permitted under SEC rules. We did not make any cost-of-living adjustments in identifying the median employee. After identifying the median employee, we calculated the annual total compensation for such employee using the same methodology we used for Ms. Clarken’s annual total compensation in the Summary Compensation table for fiscal year 2019.
Since two individuals served in the role of Chief Executive Officer during 2019, we have elected to present information for Ms. Clarken, who took over the role in November 2019. For 2019, the total compensation as reported in the “Total” column of the “Summary Compensation Table” above for our Chief Executive Officer, Ms. Clarken, was $5,450,635. Since Ms. Clarken was appointed as our Chief Executive Officer effective as of November 25, 2019, we calculated her total annual compensation for pay ratio purposes by (i) annualizing her base salary, (ii) annualizing her annual incentive award and applying a payout percentage based on 100% achievement of company and personal objectives, (iii) adding the total value of the sign-on bonus and all of the share-based awards she received in fiscal year 2019 (which are comprised of the inducement awards in connection with her appointment as Chief Executive Officer as described in “Compensation Discussion and Analysis” above) and (iv) adding the total value of the relocation allowance she received in connection with her move from New York, NY to Paris, France. This calculation resulted in the assumed total annual compensation for Ms. Clarken in fiscal year 2019 of $6,485,215 for purposes of the pay ratio calculation above.
In accordance with SEC rules, we excluded all employees in certain non-U.S. jurisdictions that, in each case, constituted less than 0.87% of our total headcount. The excluded employees were located in Canada (1 employee), Australia (13 employees), China (12 employees), the Netherlands (15 employees), Sweden (12 employees) and Turkey (12 employees). The 65 excluded employees constituted 2.29% of our total number of 2,757 U.S. and non-U.S. employees as of December 31, 2019.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee currently consists of Messrs. Warner and Mesrobian and Ms. Picard. During fiscal year 2019, no member of the compensation committee was an employee, officer or former officer of the Company or any of its subsidiaries. During fiscal year 2019, no member of the compensation committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. During fiscal year 2019, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Company’s board of directors or compensation committee.

RESOLUTION 5:

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a resolution, subject to shareholder vote, to approve, on a non‑binding advisory basis, the compensation of our named executive officers (as disclosed under “Executive Compensation—Compensation Discussion and Analysis” and the tables that follow).
Our primary compensation goals for our named executive officers are (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational, and strategic performance goals; (3) to align our executives’ interests with those of our shareholders; and (4) to provide compensation packages that are competitive and reasonable relative to our peers and the broader competitive market. Our compensation programs are designed to reward our named executive officers for the achievement of annual and long‑term strategic and operational goals that are expected to increase shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Prior to voting, we encourage shareholders to review the Compensation Discussion and Analysis and executive compensation tables in “Executive Compensation” in this proxy statement for complete details of how our compensation policies and procedures for our named executive officers operate and are designed to achieve our compensation objectives.
We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This resolution, commonly known as a “say‑on‑pay” proposal, gives you as a shareholder the opportunity to express your views on our 2019 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. At the 2016 Annual General Meeting, our shareholders recommended that our board of directors hold a say-on-pay vote on an annual basis. At the 2019 Annual General Meeting, approximately 93% of the votes cast were in favor of the advisory vote to approve our executive compensation. We engaged in outreach to a significant number of our shareholders, covering a large percentage of our outstanding shares. We continuously engage with our largest investors and regularly solicit their feedback on a variety of corporate governance topics, including executive compensation, as part of the compensation committee’s review of our compensation strategy.
Although this is an advisory vote which will not be binding on our compensation committee or board of directors, our compensation committee and board of directors will carefully review the results of the shareholder vote. Our compensation committee and board of directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our board of directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2019 as outlined in this proxy statement, by voting “FOR” Resolution 5.
For the full text of Resolution 5, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 5.

RESOLUTIONS 6 TO 8:

VOTE ON THE 2019 FINANCIAL STATEMENTS AND ALLOCATION OF PROFITS
In accordance with French corporate law, our statutory financial statements, prepared in accordance with French GAAP, and our consolidated financial statements prepared in accordance with IFRS as adopted by the European Union, must each be approved by our shareholders within six months following the close of the year. At the Annual General Meeting, the Statutory Auditors will present their reports on our 2019 French GAAP statutory financial statements and our 2019 IFRS consolidated financial statements.
Resolution 6 approves our statutory financial statements for the fiscal year ended December 31, 2019 (also referred to as individual or corporate financial statements) and the transactions disclosed therein. For reference, an English translation of our statutory financial statements for the fiscal year ended December 31, 2019, prepared in accordance with French GAAP is set forth in Annex B.

Resolution 7 approves our consolidated financial statements for the fiscal year ended December 31, 2019, and the transactions disclosed therein. For reference, an English translation of our consolidated financial statements for the fiscal year ended December 31, 2019, prepared in accordance with IFRS as adopted by the European Union is set forth in Annex C.
Resolution 8 allocates the profits for the Company’s statutory financial statements of €135,833,395 for the fiscal year ended December 31, 2019, to retained earnings.
For the full text of Resolutions 6 to 8, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTIONS 6 TO 8.

RESOLUTIONS 9 TO 11:

VOTE ON AGREEMENTS REFERRED TO IN ARTICLES L. 225-38 ET SEQ. OF THE FRENCH COMMERCIAL CODE
Pursuant to French law, each of our board of directors and our Statutory Auditors must report annually to our shareholders regarding any related person transactions within the meaning of Articles L. 225-38 et seq. of the French Commercial Code in advance of our Annual General Meeting, and such transactions generally must be approved, prior to their execution, by the board of directors, and then submitted to our shareholders for approval at our Annual General Meeting. As a result, each year we ask our shareholders to approve any related person agreements referred to in Articles L. 225-38 et seq. of the French Commercial Code. Only new agreements entered into over the course of 2019 are subject to a vote at the Annual General Meeting, and agreements entered into between the Company and its wholly-owned subsidiaries are not subject to the procedure of regulated agreements. Pursuant to French law, interested persons may not participate in the board of directors’ prior approval or the shareholder vote on such agreement and, in each case, their vote or votes will not be taken into account in calculating the quorum or majority for such resolution. Any such agreement not approved in advance by the board of directors and which has a harmful effect on the Company can be annulled during a three-year period starting on the date of the execution of such agreement, unless it is subsequently ratified by the shareholders.
The following agreements entered into in 2019 are related person transactions within the meaning of Articles L. 225-38 et seq. of the French Commercial Code and are subject to shareholders’ approval pursuant to Resolutions 9 to 11:
•entry into an agreement to subscribe liability insurance and provide indemnification with Marie Lalleman
•entry into an agreement to subscribe liability insurance and provide indemnification with Megan Clarken; and
•entry into a consultancy agreement with Rocabella.
The indemnification agreements entered into with Ms. Lalleman and Ms. Clarken were approved by the board of directors during its meetings held on April 25, 2019 and on December 11, 2019 and are submitted for shareholder approval pursuant to Resolutions 9 and 10. Neither Ms. Lalleman nor Ms. Clarken participated in the discussion and vote to approve their indemnification agreements, which are substantially in the form of the indemnification agreement filed as an exhibit to the Company’s 2019 Annual Report on Form 10-K, filed with the SEC on March 2, 2020.
Resolutions 9 and 10 relate to shareholder approval of offers to subscribe liability insurance and provide indemnification that we have entered into with certain of our executive officers and each of our directors. Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.
We have entered into agreements with our directors and certain officers to provide liability insurance to cover damages and expenses related to judgments, fines and settlements in any action arising out of their actions as directors and officers. The agreements do not provide coverage for willful or gross misconduct, actions by Criteo or derivative actions by shareholders on Criteo’s behalf, insider trading, or actions in bad faith or contrary to Criteo’s best interest, or criminal or fraudulent proceedings. Under French law, a director or officer may not be held liable to third parties for recklessness or gross negligence not involving intentional misconduct, but rather only to the Company itself. Claims made by Criteo or by any shareholder or other person on Criteo’s behalf are not indemnifiable. Director and officer indemnification agreements and insurance are customary among listed companies in the United States, including our peer companies. As a result, we believe that these arrangements are consistent with market practice in our main competitive markets for director and executive talent and are therefore necessary to attract qualified directors and executive officers.
A copy of the form of offer to subscribe liability insurance and provide indemnification was filed with the SEC as Exhibit 10.16 to our Annual Report on Form 10-K filed on March 2, 2020.
In addition, we entered into a consultancy agreement with Rocabella that was approved by our board of directors on December 11, 2019 and is submitted for shareholder approval pursuant to Resolution 11. In the fourth quarter of 2019, the compensation committee of our board of directors engaged Compensia, its external compensation consultant, to propose a level and structure of remuneration for Mr. Rudelle, via his consultancy firm, Rocabella, based on a benchmark of peers and applicable market practices. The compensation committee evaluated several different methods, including an employment agreement, a service contractor agreement, and a consultancy agreement, as well as use of additional board membership fees, for the remuneration to Mr. Rudelle for regulatory affairs services. Based on Compensia’s feedback and discussion among the compensation committee, the compensation committee recommended to the board of directors that the Company enter into a consultancy agreement with Rocabella, a consulting firm fully owned by Mr. Rudelle and his immediate family members. After deliberation, the board of directors, with Mr. Rudelle abstaining from deliberating and voting, unanimously determined that entry into the consultancy agreement with Rocabella was in the best interests of the Company and approved entry into the agreement. Pursuant to the consultancy agreement, Rocabella, exclusively through Mr. Rudelle, provides corporate advisory and representation services to the Company for an annual fee of €135,440, excluding value-added tax, to be reviewed and approved, as the case may be, annually by our board of directors.
The board of directors’ recommendation in favor of approving the consultancy agreement is based on the fact that Mr. Rudelle, as the founder and former Chief Executive Officer of the Company, has deep and unparalleled experience with regards to Criteo’s business and therefore can offer important and unique advisory services to both our board of directors and our executive team on various strategic and operational subjects, including regulatory affairs in Europe.
A special report of the Statutory Auditors on the related person transactions entered into in 2019 and submitted to the shareholders for approval will be made available to the shareholders in accordance with Articles L. 225-40 and L. 225-40-1 of the French Commercial Code.
For the full text of Resolutions 9 to 11, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 9 TO 11.

AUDIT COMMITTEE REPORT
Following is the report of the audit committee with respect to the Company’s audited 2019 consolidated financial statements, which include its consolidated statements of financial position as of December 31, 2019 and 2018, and the related consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2019, and the related notes thereto.
Responsibilities. As described above under the heading “Board of Directors—Board Committees—Audit Committee,” the audit committee is responsible for, among other things, the evaluation and assessment of the independence and qualification of the independent registered public accounting firm to the extent permitted under French law. It is not the duty of the audit committee to plan or conduct audits or to prepare the Company’s financial statements. Management is responsible for preparing the financial statements and maintaining effective internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act (“Section 404”) and has the primary responsibility for assuring their accuracy, effectiveness and completeness. The independent registered public accounting firm is responsible for auditing those financial statements and the effectiveness of internal control over financial reporting and expressing its opinion as to whether the financial statements present fairly, in accordance with U.S. GAAP, the Company’s financial condition, results of operations and cash flows and whether the Company’s internal control over financial reporting is effective. However, the audit committee does review, upon completion of the audit, the consolidated financial statements proposed to be included in the Company’s reports with the SEC and recommends whether such financial statements should be included. The audit committee also reviews any analyses prepared by management or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements and reviews with management and the independent registered public accounting firm, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation. In addition, the audit committee reviews, upon completion of the audit, the consolidated financial statements prepared in accordance with IFRS as adopted by the European Union for the purpose of our statutory reporting requirements.
In the absence of their possession of a reason to believe that such reliance is unwarranted, the members of the audit committee necessarily rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the audit committee, the board of directors, management or by any board committee. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) or that the financial statements are presented in accordance with U.S. GAAP.
Review with Management and Independent Registered Public Accounting Firm. The audit committee reviewed and discussed the audited consolidated financial statements for 2019, including the quality of the Company’s accounting principles, with management and the Company’s independent registered public accounting firm for 2019, Deloitte & Associés. The audit committee also discussed with Deloitte & Associés the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, among other items, matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of the effectiveness of internal control over financial reporting pursuant to Section 404. Deloitte & Associés provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee discussed with Deloitte & Associés the latter’s independence, including whether its provision of non-audit services compromised such independence.
Conclusion of the Audit Committee. Based upon the reviews and discussions referred to above, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 2, 2020.
Submitted by the audit committee of the board of directors:

Hubert de Pesquidoux (Chair)

Nathalie Balla

James Warner

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our independent registered public accounting firm, Deloitte & Associés, was renewed by shareholders at the 2017 Annual General Meeting to serve as the independent registered public accounting firm for the Company until the annual meeting of the Company’s shareholders approving the financial statements for the fiscal year 2022. Deloitte & Associés has audited the accounts and records of the Company and its subsidiaries since 2011. A representative of Deloitte & Associés is expected to be present at the Annual General Meeting and will have the opportunity to make a statement.
The fees for professional services rendered by Deloitte & Associés in each of 2018 and 2019 were:

	Year Ended December 31,
	2018	2019
	(in thousands)
Audit Fees(1)	$2,681	$2,489

Audit-Related Fees	$35	$34

Tax Fees	$15	$65

Other Fees	$—	$4

Total	$2,731	$2,592
______________________
(1) As Criteo is a company incorporated in France, a substantial portion of the audit fees are denominated in euros and have been translated into U.S. dollars using the average exchange rate for the period.
“Audit Fees” are the aggregate fees for the audit of our consolidated financial statements (including statutory financial statements for Criteo S.A. and other consolidated entities, both French and foreign). This category also includes services relating to (i) procedures performed on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act and (ii) other services that are generally provided by the independent accountant, such as consents and assistance with and review of documents filed with the SEC.
“Audit-Related Fees” are the aggregate fees for assurance and related services reasonably related to the performance of the audit and not reported under Audit Fees. In both 2018 and 2019, they relate mainly to assurance services for the issuance of the report on corporate social responsibility, as required under the French Commercial Code, and assurance services for the issuance of a report on compliance with bank covenants.
“Tax Fees” are the aggregate fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning related services. In 2018 and 2019, these services included tax certification services for foreign entities.
“Other Fees” are any additional amounts for products and services provided by the principal accountant.
Our audit committee approved all audit and non-audit services provided by our independent accountant.

OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our Ordinary Shares as of March 31, 2020 (unless otherwise indicated) for:

•	each beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our directors, director nominees and named executive officers; and

•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Ordinary Shares issuable upon the exercise of share options and warrants that are immediately exercisable or exercisable within 60 days after March 31, 2020, and Ordinary Shares issuable upon the vesting of RSUs within 60 days after March 31, 2020. Such Ordinary Shares are also deemed outstanding for purposes of computing the percentage ownership of the person holding the option, warrant or free share, but not the percentage ownership of any other person. The percentage ownership information shown in the table is based upon 61,669,231 Ordinary Shares outstanding as of March 31, 2020.
Except as otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, addresses of our directors, director nominees, executive officers and named beneficial owners are in care of Criteo S.A., 32 Rue Blanche, 75009 Paris, France.

	Shares Beneficially Owned
Name of Beneficial Owner 5% Shareholders:	Number	%
DNB Asset Management AS (1)	4,899,261	7.94%
AllianceBernstein L.P. (2)	3,862,374	6.26%
Okumus Fund Management Ltd. (3)	3,776,626	6.12%
Morgan Stanley (4)	3,671,411	5.95%
Allianz Global Investors U.S. LLC (5)	3,611,555	5.86%
International Value Advisors, LLC (6)	3,221,413	5.22%

Named Executive Officers, Directors and Director Nominees:
Megan Clarken	—	—
Jean-Baptiste Rudelle (7)	1,823,250	2.96%
Benoit Fouilland (8)	462,397	*
Ryan Damon (9)	24,563	*
Mary Spilman (10)	156,451	*
Dan Teodosiu (11)	155,942	*
Edmond Mesrobian (12)	17,494	*
Hubert de Pesquidoux (13)	56,883	*
James Warner (14)	74,133	*
Nathalie Balla (15)	12,067	*
Rachel Picard (16)	20,969	*
Marie Lalleman	6,250	*
All directors and named executive officers as a group (12 persons)	2,810,399	4.56%
* Represents beneficial ownership of less than 1%.
(1) Based on a Schedule 13G filed by DNB Asset Management AS (“DNB”) on January 16, 2020 and includes 4,899,261 shares held by a number of funds and managed accounts for which DNB is the investment manager and of which DNB may be deemed to be the beneficial owner in its capacity as investment manager to such clients. The principal address of DNB is Dronning Aufemias Gate 30, Bygg M-12N 0191 Oslo, Norway.
(2) Based on a Schedule 13F filed by AllianceBernstein L.P. on February 18, 2020 and includes 3,862,374 shares held by AllianceBernstein L.P. as of December 31, 2019. The principal address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY 10105.
(3) Based on a Schedule 13G filed by Okumus Fund Management Ltd. (“Okumus Fund Management”) on March 17, 2020 and includes 3,776,626 shares held by it directly and beneficially as the investment manager of Opportunistic Value Fund, and Ahmet H. Okumus, as the President of Okumus Fund Management and a director of Opportunistic Value Fund. The principal business address of Opportunistic Value Fund is Craigmuir Chambers, P.O. Box 71, Road Town, Tortola VG 1110. The principal business address of Okumus Fund Management and Mr. Okumus is 767 Third Avenue, 35th Floor, New York, NY 10017.
(4) Based on a Schedule 13G filed by Morgan Stanley on February 12, 2020 and includes 3,671,411 shares held by Morgan Stanley and 3,608,494 shares held by Morgan Stanley & Co. International plc. The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley & Co. International plc, a wholly-owned subsidiary of Morgan Stanley. The principal address of Morgan Stanley is 1585 Broadway, New York, NY 10036. The principal address of Morgan Stanley & Co. International plc is 25 Cabot Square Canary Wharf, London E14 4QA, England.
(5) Based on a Schedule 13G, as amended, filed by International Value Advisors, LLP (“IVA”) on February 13, 2020 and includes 3,221,413 shares held by various of IVA’s clients and of which IVA may be deemed to be the beneficial owner in its capacity as investment adviser to such clients. The principal address of IVA is 717 Fifth Avenue, 10th Floor, New York, New York 10022.
(6) Based on a Schedule 13F filed by Allianz Asset Management GmbH (“Allianz”) on February 13, 2020 and includes 3,611,555 shares held by Allianz Global Investors U.S. LLC as of December 31, 2019. The principal address of Allianz is SEIDLSTRASSE 24-24A, Munich, 2M  D-80335.
(7) Includes 1,474 Ordinary Shares issuable within 60 days after March 31, 2020, upon the exercise of options and 1,906 Ordinary Shares issuable within 60 days after March 31, 2020 upon vesting of PSUs.
(8) Includes 1,226 Ordinary Shares issuable within 60 days after March 31, 2020, upon the exercise of options and 1,586 Ordinary Shares issuable within 60 days after March 31, 2020 upon vesting of PSUs.
(9) Includes 4,094 Ordinary Shares issuable within 60 days after March 31, 2020, upon the exercise of options.
(10) Includes 1,062 Ordinary Shares issuable within 60 days after July 5, 2019, upon the exercise of options and 1,373 Ordinary Shares issuable within 60 days after July 5, 2019, upon the exercise of PSUs. The principal address of Ms. Spilman is c/o Criteo Corp., 387 Park Ave South, 12th floor, New York, NY 10016. Ms. Spilman’s beneficial ownership is estimated based on Ms. Spilman’s holdings as of July 5, 2019 and a review of our current records. Ms. Spilman is no longer affiliated with the Company, and our attempt to obtain more certain beneficial ownership information from her has been unsuccessful.
(11) Includes 2,936 Ordinary Shares issuable within 60 days after September 30, 2019, upon the exercise of options, 1,373 Ordinary Shares issuable within 60 days after September 30, 2019 upon vesting of PSUs and 784 Ordinary Shares issuable within 60 days after September 30, 2019 upon vesting of RSUs. Mr. Teodosiu’s beneficial ownership is estimated based on Mr. Teodosiu’s holdings as of September 30, 2019 and a review of our current records. Mr. Teodosiu is no longer affiliated with the Company, and our attempt to obtain more certain beneficial ownership information from him has been unsuccessful.
(12) Includes 1,562 Ordinary Shares issuable within 60 days after March 31, 2020, upon the exercise of warrants.
(13) Includes 3,150 Ordinary Shares issuable within 60 days after March 31, 2020, upon the exercise of warrants.
(14) Includes 3,150 Ordinary Shares issuable within 60 days after March 31, 2020, upon the exercise of warrants.
(15) Includes 1,807 Ordinary Shares issuable within 60 days after March 31, 2020, upon the exercise of warrants.
(16) Includes 367 Ordinary Shares issuable within 60 days after March 31, 2020, upon the exercise of warrants.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
We have adopted written procedures concerning the review, approval or ratification of transactions with our directors, executive officers and holders of more than 5% of our outstanding voting securities and their affiliates, which we refer to as our related persons. Under SEC rules, a related person is a director, executive officer, nominee for director, a holder of more than 5% of our outstanding voting securities, an immediate family member (as defined under applicable SEC rules) of any of the foregoing, or any person who was in such role at any time since the beginning of the last fiscal year. A related person transaction is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or a subsidiary is a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest.
Directors, executive officers and nominees must complete an annual questionnaire and disclose all potential related person transactions involving themselves and their immediate family members that are known to them. Throughout the year, directors and executive officers must notify our General Counsel of any potential related person transactions as soon as they become aware of any such transaction. Our General Counsel informs the audit committee and the board of directors of any related person transaction of which they are aware. The board of directors must approve or ratify any related person transactions. The audit committee or the board of directors may, in its discretion, engage outside counsel to review certain related person transactions.
Since January 2019, we have engaged in, or continue to be party to, the following related person transactions.
Agreements with Our Directors and Executive Officers
Indemnification Arrangements
Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.
We have entered into agreements with our directors and certain officers to provide liability insurance to cover damages and expenses related to judgments, fines and settlements in any action arising out of their actions as directors and officers. The agreements do not provide coverage for willful or gross misconduct, actions by Criteo or derivative actions by shareholders on Criteo’s behalf, insider trading, or actions in bad faith or contrary to Criteo’s best interest, or criminal or fraudulent proceedings. Under French law, a director or officer may not be held liable to third parties for recklessness or gross negligence not involving intentional misconduct, but rather only to the Company itself. Claims made by Criteo or by any shareholder or other person on Criteo’s behalf are not indemnifiable. Director and officer indemnification agreements and insurance are customary among listed companies in the United States, including our peer companies. As a result, we believe that these arrangements are consistent with market practice in our main competitive markets for director and executive talent and are therefore necessary to attract qualified directors and executive officers.
Shareholders are asked to approve these arrangements at the Annual General Meeting pursuant to Resolutions 9 and 10. For more information, see “Resolutions 9 to 11—Vote on the Agreements Referred to in Articles L. 225-38 et seq of the French Commercial Code.”
Consultancy Agreement

We have entered into a consultancy agreement with Rocabella, a consulting firm owned by Jean-Baptiste Rudelle and his immediate family members, pursuant to which Rocabella, through Mr. Rudelle, will provide corporate advisory and representation services to the Company for an annual fee of €135,440 (approximately $151,635.10 in U.S. dollars at a rate of €1.00 = 1.119574, which represents average exchange rates for the year ended December 31, 2019), excluding value-added tax.
In the fourth quarter of 2019, the compensation committee of our board of directors engaged Compensia, its external compensation consultant, to propose a level and structure of remuneration for Mr. Rudelle, via his consultancy firm, Rocabella, based on a benchmark of peers and applicable market practices. The compensation committee evaluated several different methods, including an employment agreement, a service contractor agreement, and a consultancy agreement, as well as use of additional board membership fees, for the remuneration to Mr. Rudelle for his regulatory affairs services. Based on Compensia’s feedback and discussion among the compensation committee, the compensation committee recommended to the board of directors that the Company enter into a consultancy agreement with Rocabella, a consulting firm fully owned by Mr. Rudelle and his immediate family members. After deliberation, the board of directors, with Mr. Rudelle abstaining from deliberating and voting, unanimously approved entry into the consultancy agreement with Rocabella.
We are asking our shareholders to approve this agreement at the Annual General Meeting pursuant to Resolution 11. For more information, see “Resolutions 9 to 11-Vote on the Agreements Referred to in Articles L. 225-38 et seq of the French Commercial Code.”
Other Relationships
In connection with our business, we enter into contracts and other commercial arrangements with customers for retargeting and other services in the ordinary course, some of which customers may be affiliated with members of our Board. Ms. Balla is the Chief Executive Officer of La Redoute, which, along with certain of its affiliates, is a customer of retargeting and other services. Similarly, until February 2020, Ms. Picard was the Chief Executive Officer of SNCF Voyages, which also, along with certain of its affiliates, is one of our customers. We review all such transactions pursuant to our Conflicts of Interest and Related Person Transaction Policy. In each case, the relevant director does not participate in these transactions and does not benefit directly from them. The board of directors has reviewed the Company’s transactions with the La Redoute group and the SNCF group and has determined that these transactions have been entered into in the ordinary course and conducted on an arm’s length basis and involved terms no less favorable to us than those that we believe we would have obtained in the absence of such affiliation.

RESOLUTION 12:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A BUYBACK OF COMPANY STOCK

Pursuant to the following resolution, shareholders are asked to approve a delegation of authority to buy back the Company’s shares to use as acquisition consideration and/or to underly incentive instruments granted to the employees and executive officers of the Company and its subsidiaries.
External growth and, in particular, acquisitions, whether tuck-in, bolt-on or mid-sized that would enable us to strengthen our technology platform, product portfolio or team of key employees, particularly in Product and Research & Development, are important areas of development for us. Potential targets of strategic importance are mainly located in the highly competitive technology industry in the United States. While the board of directors is mindful of the importance of maximizing its financial liquidity, particularly in the context of the global economic turmoil triggered by the recent COVID-19 outbreak and the intense competition in the advertising technology industry, in order to take advantage of potential opportunities, we must be able to act swiftly and with the greatest financial flexibility possible, both in terms of our access to financial resources and our ability to structure consideration in a manner that is attractive to U.S. targets.
Since equity-based incentives are a key component in the economics of the technology industry, the board of directors wishes to enable us to use Company stock, among other means, as a potential component of acquisition consideration. Because we are not listed in the European Union and are therefore deemed a private company for French law purposes, our shareholders may not delegate their authority to the board of directors to issue new shares as consideration for potential acquisitions without the requirement to call a special shareholders’ meeting. However, our shareholders may delegate authority to our board of directors to repurchase outstanding shares in order to be able to use such shares as consideration for potential acquisitions, rather than issuing new shares. Unlike most companies incorporated under U.S. state law, which are generally able to repurchase their own shares without shareholder approval, as a French company, subject to limited exceptions only, our board of directors must have a specific delegation of authority in order to buy back our shares for limited pre-specified purposes, including to be used as consideration for potential future acquisitions. You are therefore being asked pursuant to Resolution 12 to renew our board of directors’ existing delegation of authority to buy back our shares to use as consideration for potential acquisitions, which otherwise would expire on May 15, 2020.
In addition, equity-based compensation is an important tool for us to attract industry leaders of the highest caliber in the technology industry and to retain them for the long term, as well as to ensure employees’ interests are aligned with those of our shareholders. As a result, the scope of the authorization being requested pursuant to Resolution 12 has been expanded, as in 2019, to also allow us to use repurchased shares to grant equity to our employees in a manner that would not be dilutive to our shareholders.
Share repurchases pursuant to this resolution cannot exceed 10% of our share capital, provided that share repurchases for potential future use as merger and acquisition consideration cannot exceed 5% of our share capital. Any share repurchases pursuant to this resolution must be carried out within the price range—$5.89 to $22.75—determined by an independent expert (as required by Article L. 225-209-2 of the French Commercial Code) and approved by the shareholders pursuant to Resolution 12. The aggregate cap on repurchases pursuant to this Resolution 12 is $150,611,552.
This delegation of authority would be effective for 12 months (valid through June 24, 2021) and implemented under the conditions of Article L. 225-209-2 of the French Commercial Code. It would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders. Our board of directors relied, among other things, on this same authorization granted at last year’s Annual General Meeting of Shareholders when it authorized the buyback of approximately $80 million worth of our outstanding ADSs to satisfy employee equity plan vesting, in lieu of issuing new shares, and potentially in connection with M&A transactions, the repurchase of which we completed in the first quarter of 2020.
Under no circumstances can the board of directors use this delegation of authority during an unsolicited public tender offer by a third party on our shares.
The following documents will be made available to the shareholders entitled to vote at the Annual General Meeting in accordance with Articles L. 225-115, R. 225-83 and R. 225-89 of the French Commercial Code: (i) the report prepared by an independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code and (ii) the Statutory Auditors’ report.
For the full text of Resolution 12, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 12.

RESOLUTION 13:
VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO BUY BACK SHARES
The shareholders are asked to grant all powers to the board of directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired as a result of the share repurchases authorized by the shareholders pursuant to Resolution 12. The shares to be canceled pursuant to this authorization shall not exceed 10% of our share capital in any 24-month period.
As of the date of this proxy statement, pursuant to a prior similar authorization the Company had already canceled 1,594,288 million shares on February 8, 2019, equivalent to approximately 2.4% of our share capital as of March 2, 2020. As a result, pursuant to this authorization, the Company cannot cancel more than 7.6% of its share capital, or 5,010,744 shares, through February 8, 2021.

This authorization would be granted for a 12-month period (valid through June 24, 2021) and supersedes the authorization for the same purpose granted by Resolution 19 of the Shareholders’ Meeting of May 16, 2019.
For the full text of Resolution 13, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 13.

RESOLUTION 14:
VOTE ON THE AUTHORIZATION TO BE GIVEN TO THE BOARD OF DIRECTORS TO REDUCE SHARE CAPITAL BY CANCELLING SHARES ACQUIRED PURSUANT TO PROVISIONS OF ARTICLE L. 225-208 OF THE FRENCH COMMERCIAL CODE
The shareholders are asked to grant all powers to the board of directors for the purpose of carrying out a share capital reduction not motivated by losses, on one or more occasions, up to a maximum amount of €165,507.20, which represents 10% of our share capital as of March 31, 2020, by way of cancellation of a maximum of 6,620,288 of the Company’s shares with a par value €0.025 per share, acquired by the Company in accordance with Article L. 225-208 of the French Commercial Code.
This authorization would allow the Company to comply with the provisions of Article L. 225-214 of the French Commercial Code, which imposes the cancellation of shares purchased by the Company on the grounds of Article L.225-208 that have not been allocated within one year of their repurchase.
This authorization would be granted for a 12-month period (valid through June 24, 2021) and shall not be used during a public tender offer by a third party.
For the full text of Resolution 14, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 14.

RESOLUTION 15:
VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE SHARE CAPITAL BY WAY OF A BUYBACK OF COMPANY STOCK FOLLOWING THE CANCELLATION OF REPURCHASED STOCK
The shareholders are asked to grant all powers to the board of directors for the purpose of carrying out, in one or more times, one or more repurchases of shares (or ADSs) within the limit of a maximum number of 6,620,288 shares (representing approximately 10% of the share capital of the Company as of March 31, 2020) of a nominal value of 0.025 euro for the purposes of cancelling them and resulting in the Company's share capital reduction not arising from losses, of a maximum nominal amount of €165,507.20, in accordance with the provisions of Articles L.225-204 and L. 225-207 of the French Commercial Code.
Should the shareholders vote in favor of this resolution, the board of directors would be authorized to implement a share capital reduction by way of a share buyback offer to all Company shareholders and cancellation of the shares tendered by the shareholders, and to determine its final amount. The cancellation of the shares so repurchased will have an accretive effect on the other shareholders.
The unitary repurchase price will be determined by the board of directors within the limit of a maximum price of $22.75 per share (or the equivalent in euros on the date of implementation of this delegation), i.e. a maximum aggregate amount of $150,611,552 for the above maximum number of 6,620,288 shares.
The Company's creditors may object to the share capital reduction during a period of 20 days following the filing at the Commercial Court registry of the minutes of the shareholders' meeting and of the minutes of the deliberations of the board of directors implementing the delegation.
This authorization would be granted for an 18-month period (valid through December 24, 2021) and could not be implemented in the event of a public tender offer on the Company.
For the full text of Resolution 15, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 15.

RESOLUTIONS 16 TO 19:
EQUITY RESOLUTIONS

Introduction

The following is an overview of the equity plan-related proposals being submitted for the approval of our shareholders, which are described in more detail below.

Our shareholders previously authorized us, pursuant to Resolution 22 at the 2019 Annual General Meeting of May 16, 2019, to deliver up to 6.2 million Ordinary Shares under our equity compensation plans (the “Existing Equity Pool”). As of December 31, 2019, approximately 2.8 million Ordinary Shares (or 1.8 million full-value awards under our Fungible Share Ratio of 1.57, as discussed further below) remained available for future delivery under the Existing Equity Pool. The board of directors believes that, given our organic and external growth strategy for 2020 and 2021, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2021 Annual General Meeting.

Additionally, pursuant to Resolutions 15, 16 and 17 at the 2017 Annual General Meeting of June 28, 2017, our shareholders authorized the board of directors to grant, respectively, (i) stock options to subscribe for or purchase Ordinary Shares under the 2016 Criteo Stock Option Plan (the “2016 Stock Option Plan”), (ii) time-based restricted stock units (“Time-Based RSUs”) under the Amended and Restated 2015 Time-Based RSU Plan (the “2015 Time-Based RSU Plan”) and (iii) performance-based RSUs (“PSUs”) under the Amended and Restated 2015 Performance-Based RSU Plan (the “2015 Performance-Based RSU Plan”). As such authorizations expire on August 28, 2020, in order to continue our equity compensation program beyond such date, pursuant to Resolution 16, 17 and 18 below, we are requesting that our shareholders renew their prior authorization to the board of directors to grant, respectively, stock options, RSUs and PSUs for the 38-month period following the date of the 2020 Annual General Meeting (until August 24, 2023).

Pursuant to Resolution 21 at the 2019 Annual General Meeting of May 16, 2019, our shareholders authorized the board of directors to issue warrants. Because the issuance of warrants could have a potentially dilutive effect and we are committed to avoiding shareholder dilution in connection with the New Equity Pool (as defined below), we are not asking our shareholders to renew the board’s authority to issue authorized shares in respect of warrants, and therefore this authorization will expire on November 15, 2020. However, to further emphasize our commitment against dilution, we do not intend to issue any additional warrants during the time between the Annual General Meeting and the November 15, 2020 expiration of our current authorization.

Based on the foregoing, pursuant to Resolution 19 below, we are requesting that shareholders authorize a share reserve of 6,463,000 new Ordinary Shares, which will cover all grants under all of our equity compensation plans from the date of the 2020 Annual General Meeting through August 24, 2023 (the “New Equity Pool”), including: (i) stock options to be granted under the 2016 Stock Option Plan pursuant to the authorization requested in Resolution 16 below; (ii) Time-Based RSUs to be granted under the 2015 Time-Based RSU Plan pursuant to the authorization requested in Resolution 17 below; and (iii) performance-based RSUs to be granted under the 2015 Performance-Based RSU Plan pursuant to the authorization requested in Resolution 18 below. As a French company, we are required to submit individual authorizations for the grant of each of these award types to our shareholders for approval. Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. As in the past, any awards we grant will be deducted from the pool, regardless of whether the underlying shares are newly issued or have been repurchased pursuant to Resolution 12. We are committed to only using treasury shares to supply the New Equity Pool share reserve, which would result in no dilution to our existing shareholders upon the issuance of any shares underlying equity grants from the New Equity Pool.

As of March 31, 2020, we had 61,669,231 Ordinary Shares outstanding, and we had 68,608,769 fully diluted shares outstanding. Additionally, as of March 31, 2020, we held 2,878,082 treasury shares reserved for equity incentive instruments for our employees. These treasury shares were repurchased as part of our past share repurchase programs and therefore can be used, within the appropriate time limits, for future RSU or PSU grants, or delivered upon vesting of outstanding RSUs and PSUs without any shareholder dilution. Further, as previously disclosed, our Chief Financial Officer, Mr. Fouilland, will leave Criteo effective June 30, 2020. In connection with his departure, we expect that Mr. Fouilland will forfeit 163,104 potentially dilutive equity grants which will not be recycled in the New Equity Pool. Additionally, as of April 15, 2020 we had granted an aggregate of 1,624,138 RSUs and PSUs that we expect will vest between the first quarter of 2020 and the end of the second quarter of 2021. We intend to deliver the full 1,624,138 underlying Ordinary Shares upon vesting through the use of treasury shares and not newly issued Ordinary Shares, and therefore will not create any further dilution with respect to these equity grants.

Additionally, pursuant to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, any RSU or PSU granted would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted (the “Fungible Share Ratio”). The board of directors considered this Fungible Share Ratio in connection with its determination of the size of the New Equity Pool for submission to our shareholders. With the Fungible Share Ratio, if we were to grant only RSUs and PSUs, the New Equity Pool would permit the delivery of a maximum of approximately 4,116,560 new Ordinary Shares under our equity compensation plans.

Historical Overhang and Annual Share Usage

While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders to exercise judgment in the granting of equity awards. As a result, we evaluated both our “overhang percentage” and annual share usage, or “burn rate,” in considering the advisability of the New Equity Pool and its potential impact on our shareholders.

•	Overhang. As of March 31, 2020, we had 7,096,215 Ordinary Shares subject to outstanding equity awards, as follows:

◦	2,819,003 stock options and warrants (with a weighted average exercise price of $21.41 and a weighted average remaining contractual term of 7.34 years), and

◦	4,277,212 RSUs and PSUs.

Our named executive officers, senior management (other than our named executive officers) and independent directors held approximately 33.25%, 2.31% and 4.95%, respectively, of such outstanding equity awards as of March 31, 2020. Additionally, approximately 2,679,186 Ordinary Shares (or, under the Fungible Share Ratio, approximately 1.7 million RSUs and PSUs) were available for future awards under the Existing Equity Pool as of March 31, 2020. The 16% overhang represents the sum of the outstanding equity awards and the Ordinary Shares that remain available for delivery under the Existing Equity Pool, divided by 61,669,231 Ordinary Shares outstanding as of March 31, 2020 (the “overhang percentage”).

Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. Taking into account the 2,679,186 shares we had available for future awards under the Existing Equity Pool as of March 31, 2020, as well as our commitment against shareholder dilution for Ordinary Shares under the New Equity Pool, our effective overhang percentage would be approximately 16%. As mentioned above, we are committed to avoiding any dilution in connection with the delivery of Ordinary Shares under the New Equity Pool, and will only utilize treasury shares to supply shares for the New Equity Pool. Because warrants cannot be issued utilizing treasury shares under French law, we have elected not to ask our shareholders to renew our authorization to issue warrants this year. We are also committed to no longer issuing warrants after the Annual General Meeting, even though our current authorization expires in November 2020.

•	Annual Share Usage. The annual share usage, or burn rate, under our equity compensation program for the last three fiscal years was as follows:

	Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2017	Three-Year Average
A: Stock Options and Warrants Granted	544,027	1,138,064	412,300	698,130
B: RSUs Granted	2,890,460	2,930,312	1,756,202	2,525,658
C: PSUs Granted	257,291	203,332	135,500	198,708
D: PSUs Earned	81,771	—	64,750	48,840
E: Total Options, Warrants and RSUs Granted and Total PSUs Earned (A+B+D)	3,516,258	4,068,376	2,233,252	3,272,629
F: Basic Weighted Average Ordinary Shares Outstanding	64,305,965	66,456,890	65,143,036	65,301,864
G: Burn Rate (E/F)	5.47%	6.12%	3.43%	5.01%

The chart below shows a comparison of our average annual gross adjusted burn rates over the last three years against the gross adjusted burn rates of our U.S. peer companies, the most comparable group of companies for which burn-rate information was available, aggregated at the 25th, 50th and 75th percentiles. As shown below, our three-year gross average adjusted burn rate of 9.4% puts us at approximately the 69th percentile.

We calculated gross adjusted burn rate as being equal to (i) the sum of (A) the number of shares granted pursuant to awards (and not, in the case of PSUs, the number earned) plus (B) the number of shares granted pursuant to full value awards (i.e., RSUs and PSUs) multiplied by a multiplier applied by Institutional Shareholder Services (“ISS”)), divided by (ii) our weighted average Ordinary Shares outstanding. The ISS multiplier converts full-value awards to stock option equivalents using a multiplier that ranges from 1.5x to 4.0x and is tied to the volatility of each company’s stock price over the past three years. For 2019, the ISS multiplier for Criteo was 2.0. We have chosen to present gross adjusted burn rate (rather than the burn rate calculated in the table above under “Annual Share Usage”) for comparative purposes because of the limited availability of peer disclosure of earned PSU amounts.

Although our future annual share usage will depend upon and be influenced by a number of factors, such as the number of plan participants and the price per share of our Ordinary Shares, the maximum of 6,463,000 Ordinary Shares reserved for delivery under the New Equity Pool (or 4,116,560 full-value awards under our Fungible Share Ratio of 1.57) will enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel. The calculation of the New Equity Pool took into account, among other things, our share price and volatility, our share burn rate and overhang, the existing terms of our outstanding awards and the Fungible Share Ratio with respect to the grant of RSUs and PSUs. The Company also considered the guidelines of proxy advisory firms in connection with the features of our equity compensation plans. The results of this analysis were presented to the compensation committee and the board of directors for their consideration. Upon approval of Resolutions 16 to 19, based on the factors described above, we estimate that the pool of available shares would last for approximately one year.

Shares Authorized for Delivery under Equity Compensation Plans - Equity Compensation Plan Information

The following table provides information about our Ordinary Shares that may be issued (or transferred) under our equity compensation plans at December 31, 2019:

Plan Category	Securities to Be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted Average Exercise Price per Share(1)	Securities Available for Future Issuance(3)
Equity compensation plans approved by security holders	7,902,288	$27.00(2)	2,513,566
Equity compensation plans not approved by security holders	0	0	0
Total	7,902,288	$27.00(2)	2,513,566
(1) The weighted-average exercise price does not reflect the Ordinary Shares that will be issued in connection with the vesting of RSUs or PSUs, since RSUs and PSUs have no exercise price.
(2) The weighted-average exercise price was €24.12 and has been converted to U.S. dollars based on the average exchange rate for the year ended December 31, 2019 of €1.00=$1.119574.
(3) The number of securities available for future issuance under all equity compensation plans maintained by us (each type of plan, as described in detail below), represents full-value awards applying our Fungible Share Ratio of 1.57 under the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, and is equivalent to 3,946,299 stock option awards under the 2016 Stock Option Plan.

Background of Criteo Equity Compensation Plans

We currently maintain the following equity compensation plans and arrangements: (i) the 2015 Time-Based RSU Plan, pursuant to which we grant RSUs to our employees and may grant RSUs to our corporate officers listed in Article L. 225-197-1 II of the French Commercial Code, (ii) the 2015 Performance-Based RSU Plan, pursuant to which we grant PSUs to our corporate officers listed in Article L. 225-197-1 II of the French Commercial Code, and certain employees, including Named Executive Officers, members of executive management and other employees ; (iii) the 2016 Stock Option Plan, pursuant to which we grant stock options to the corporate officers listed in Article L. 225-185 of the French Commercial Code and employees (same persons as for (ii)); and (iv) the authority to grant warrants to our directors (not being renewed at the Annual General Meeting).

The 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan were each adopted by our board of directors on July 30, 2015, and approved by our shareholders at the Combined Shareholders’ Meeting on October 23, 2015. Our shareholders approved an amendment to each of the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan to change the Fungible Share Ratio from 2.5 to 1.57 at the 2016 Annual General Meeting on June 29, 2016.

The 2016 Stock Option Plan was adopted by our board of directors on April 7, 2016, and approved by our shareholders at the 2016 Annual General Meeting on June 29, 2016. The authority to grant warrants was also approved by our shareholders at such meeting and then renewed at the next three Annual General Meetings.

The purposes of our equity compensation plans and arrangements are to: (i) attract and retain the best available personnel, in particular for positions of substantial responsibility; (ii) provide long-term incentives to grantees; (iii) align interests of grantees with the long-term interests of our shareholders; and (iv) promote the success of the Company’s business.

All equity and option awards to our named executive officers and certain other executives under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan are subject to our clawback policy, which was adopted by our board of directors in April 2018 and which allows us to recoup performance-based equity awards and cash bonuses earned or paid after the effective date of the policy from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company.

Equity Compensation for Employees

Long-term incentive compensation in the form of equity awards is an important tool for us to attract industry leaders of the highest caliber in the technology industry and to retain them for the long term. We currently grant stock options and RSUs, subject only to time-based vesting, and PSUs, subject to the achievement of performance goals and time-based vesting, to our executive officers and certain other members of management and employees, as determined by the board of directors. The mix of equity incentives that we grant to our employees and executives, as appropriate, has been designed to ensure retention, shareholder alignment and, in the case of our executives, a pay-for-performance executive compensation program.

See “Executive Compensation - Compensation Discussion and Analysis - Elements of Executive Compensation Program - Long-Term Incentive Compensation” for a detailed description of the equity compensation provided to our named executive officers.

At the 2017 Annual General Meeting, we sought and received the approval of renewed authorization to grant stock options (Resolution 15 adopted at the 2017 Annual General Meeting), RSUs (Resolution 16 adopted at the 2017 Annual General Meeting) and PSUs (Resolution 17 adopted at the 2017 Annual General Meeting) from our shareholders, and at the 2019 Annual General Meeting, we sought and received the approval of renewed authorization to grant warrants (Resolution 21 adopted at the 2019 Annual General Meeting). As all of the foregoing authorizations will expire in the coming months, and prior to our 2021 Annual General Meeting, we are seeking approval of renewed authorization to grant stock options, RSUs and PSUs at the Annual General Meeting pursuant to, respectively, Resolutions 16,

17 and 18, and, in connection therewith, we are seeking shareholder approval of the New Equity Pool (Resolution 19). Because the issuance of warrants may have a potentially dilutive effect, and in consideration of our commitment to avoid dilution in connection with the New Equity Pool, we are not seeking shareholder approval of renewed authorization to grant warrants at the Annual General Meeting.

Equity Compensation for Directors

We believe that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with the global technology industry’s practice. We further believe that a substantial portion of the remuneration that we pay to directors should facilitate their investment in Company securities. For more information on the compensation provided to our independent directors, see “Director Compensation - Independent Director Compensation.”

Description of Principal Features of our Equity Compensation Plans

Pursuant to SEC requirements, we are providing the following descriptions of the material terms of our equity compensation plans and arrangements that will collectively be subject to the requested New Equity Pool. The following description of the material terms of our equity compensation plans and arrangements is qualified in its entirety by the complete text of the plans. We have amended each of our 2016 Stock Option Plan, 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan, each as adopted by our board of directors on April 23, 2020. The amended versions of each of these plans are attached as Appendix A, Appendix B and Appendix C, respectively, to the proxy statement as filed with the SEC.

Description of Principal Features of the 2016 Stock Option Plan

Types of Awards; Eligibility. The 2016 Stock Option Plan provides for the discretionary grant of options to purchase our Ordinary Shares to our employees and generally to employees of any company in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Approximately 2,700 employees (not including any new hires in 2020 and later years) are eligible to be selected to participate in the 2016 Stock Option Plan. Participants in the 2016 Stock Option Plan will be determined at the discretion of the board of directors. Options granted under the 2016 Stock Option may be intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code” and such awards, “ISOs”), or options that do not qualify as ISOs (“NSOs”).

Shares Available; Certain Limitations. The maximum number of shares that may be transferred or issued upon the exercise of options under the 2016 Stock Option Plan will not exceed the overall number of shares remaining available for delivery under our equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting will be the New Equity Pool, subject to shareholder approval. Subject to the foregoing, the maximum number of Ordinary Shares that may be granted as ISOs is 4,600,000. Securities resulting from option exercise under the 2016 Stock Option Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo (treasury shares). If an option expires for any reason without having been exercised in full, the shares subject to the unexercised portion of the option will be available for future grants under the 2016 Stock Option Plan. However, any shares delivered by an option holder or withheld by Criteo in payment of the subscription or exercise price and/or any tax withholding obligations or purchased on the open market with cash proceeds received from the exercise of options will be deemed delivered and will not available for future grant.

Individual Award Limitation. The maximum number of Ordinary Shares that may be granted under options in any fiscal year of Criteo to any individual employee is 2,200,000 Ordinary Shares, which reflects an increase from the previous individual limit of 1,570,000 Ordinary Shares, as adopted by the board of directors on April 23, 2020.

Administration. The 2016 Stock Option Plan will be administered by the board of directors. Subject to the provisions of the 2016 Stock Option Plan, the board of directors will have the authority, in its discretion, to: (i) determine the fair market value of our Ordinary Shares; (ii) determine individuals to whom options may be granted; (iii) select the individuals and determine whether and to what extent options may be granted; (iv) approve or amend forms of option agreement; (v) determine the terms and conditions of options, consistent with the plan terms; (vi) construe and interpret the terms of the 2016 Stock Option Plan and options granted thereunder; (vii) prescribe, amend and rescind rules and regulations relating to the 2016 Stock Option Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (viii) modify or amend each option, including the discretionary authority to extend the post-termination exercise period of options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the 2016 Stock Option Plan, but in no event beyond the original term of the option; (ix) authorize any person to execute on behalf of Criteo any instrument required to effect the grant of an option previously granted by the board of directors (x) determine the terms and restrictions applicable to options; and (xi) make all other such determinations deemed necessary or appropriate to administer the 2016 Stock Option Plan. The board of directors’ decisions, determinations and interpretations will be final and binding on all option holders and other concerned parties.

Exercisability and Vesting: Minimum One-Year Vesting Period. The exercise price of an option granted pursuant to the 2016 Stock Option Plan must be equal to the fair market value of the underlying share, which, consistent with French market practice, is set by Criteo at the higher of (i) the closing price on the day prior to the grant date and (ii) 95% of the average closing price during the 20 trading days prior to the grant date. Further, in view of our commitment to use only treasury shares under the New Equity Pool, the 2016 Stock Option Plan, as amended by our board of directors on April 23, 2020, provides that, in addition to the minimum price specified above, the exercise price of an option to acquire treasury shares may not be less than 80% of the average price paid by Criteo for the purchase of the treasury shares. At the time an option is granted, the board of directors will fix the vesting period. Any options granted under the 2016 Stock Option Plan will be subject to a vesting period of at least one year, provided that options representing a maximum of 5% of the New Equity Pool may be granted without any minimum vesting period. Criteo may nonetheless grant options that contain rights to accelerated vesting upon termination of employment (including on death, as required by French law), or otherwise exercise discretion to accelerate vesting under the 2016 Stock Option Plan, as clarified in the 2016 Stock Option Plan as of April 23, 2020.

Options, once vested, may be exercised during their term, which will be no more than nine years and six months from the date of grant of the option except in the case of an option holder’s death or disability during such term. To exercise an option, the option holder may pay the exercise price in cash or by such other methods as permitted by the board of directors, such as by the Company’s withholding in Ordinary Shares with a value sufficient to cover the aggregate exercise price.

No Repricing: The board of directors may not reduce the exercise price of an option without shareholder approval or cancel an option in exchange for a replacement option with a lower exercise price or for cash, other than in the case of a capitalization adjustment or a change in control, as provided in the 2016 Stock Option Plan.

Equitable Adjustments. In the event of the carrying out by Criteo of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the board of directors will take the required measures to protect the interest of the option holders in the conditions set forth in Article L. 228-99 of the French Commercial Code.

Additionally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off/split-up, or other distribution of stock or property of Criteo, any reorganization or any partial or complete liquidation of Criteo, the board of directors may make such adjustment in the number and class of Ordinary Shares which may be delivered under the 2016 Stock Option Plan, in the exercise or purchase price per share under any outstanding option, and in the individual and ISO option limits as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights. No such adjustment will cause any option which is or becomes subject to Section 409A of the Code (“Section 409A”) to fail to comply with the requirements of such section.

Award Treatment Upon a Change in Control. Unless otherwise provided by the board of directors, in an agreement between Criteo or its affiliates and the option holder or in the applicable award agreement, in the event of a change in control (as defined in the 2016 Stock Option Plan), each outstanding option will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for the outstanding options, each option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the change in control at such time and on such conditions as the board of directors determines. In addition, if an option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the board of directors will notify the relevant option holder in writing or electronically that his or her option will be fully vested and exercisable for a period of time, which will not be less than 10 days, determined by the board of directors in its sole discretion, and the option will terminate upon the expiration of such period.

An option will be considered assumed if: (i) following the change in control, the option confers the right to purchase or receive, for each share subject to the option immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration received in the change in control by holders of shares for each such share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares), provided that the consideration received in the change in control is not solely common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an option for each share subject to such option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock of Criteo in the change in control; (ii) any securities of the successor corporation or its parent forming part of the substitute option following the change in control are freely tradable on a major stock exchange; and (iii) the option otherwise remains subject to the same terms and conditions that were applicable to the option immediately prior to the change in control.

Notwithstanding any provision of the 2016 Stock Option Plan to the contrary, in the event that each outstanding option is not assumed or substituted in connection with a change in control, the board of directors may, in its discretion, provide that each option shall, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per share in the change in control over the exercise or purchase price per share subject to the option multiplied by (y) the number of shares granted under the option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per share subject to the option is greater than or equal to the consideration paid per share in the change in control, then the board of directors, in its discretion, cancel such option without any consideration upon the occurrence of a change in control.

Clawback. In April 2018, we adopted a clawback policy with respect to certain incentive compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company. Under the 2016 Stock Option Plan, all options will also be subject to any clawback required by applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

Share Ownership Guidelines. As of April 23, 2020, the 2016 Stock Option Plan reflects that Ordinary Shares acquired pursuant to options may need to be held by the option holder to comply with Criteo’s Share Ownership Guidelines.

Amendment and Termination of the Plan. The board of directors will have the authority to amend, alter, suspend or terminate the 2016 Stock Option Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

Dividends and Dividend Equivalents. Option holders do not have any right to receive any dividends paid prior to the date of exercise of such Option and in no event are dividend equivalents payable with respect to Options under the 2016 Stock Option Plan.

Governing Law. The 2016 Stock Option Plan is governed by the laws of the French Republic.

Description of Principal Features of the 2015 Time-Based RSU Plan

Types of Awards; Eligibility. The 2015 Time-Based RSU Plan provides for the grant of RSUs to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant, as well as to our corporate officers under Article L. 225-197-1 II of the French Commercial Code (i.e., currently including the chairman of the board of directors, the Chief Executive Officer and certain of our other executive officers). Approximately 2,700 employees (not including any new hires in 2020 and later years) are eligible to be selected to participate in the 2015 Time-Based RSU Plan. Participants in the 2015 Time-Based RSU Plan are determined at the discretion of the board of directors.

Shares Available; Certain Limitations. The maximum number of shares that may be transferred or issued upon the vesting of RSUs under the 2015 Time-Based RSU Plan will not exceed the overall number of shares remaining available for delivery under the Company’s equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting, will be the New Equity Pool subject to shareholder approval. Any RSUs granted under the 2015 Time-Based RSU Plan are counted against this limit as 1.57 shares for every one RSU granted. RSUs subject to the 2015 Time-Based RSU Plan may consist of authorized but unissued or existing Ordinary Shares of Criteo.

In the event that a RSU is terminated or canceled without having vested, the Ordinary Shares subject to the unvested and forfeited portion of RSUs relating to such awards will, provided the 2015 Time-Based RSU Plan is still in effect, again be available for future awards to the 2015 Time-Based RSU Plan or the 2015 Performance-Based RSU Plan. Notwithstanding any provision of the 2015 Time-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to a grantee will not again be available for delivery under the 2015 Time-Based RSU Plan.

Administration. The 2015 Time-Based RSU Plan is administered by the board of directors. Subject to the provisions of the 2015 Time-Based RSU Plan, the board of directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to RSUs (which need not be identical) granted to any grantee and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances RSUs may be settled, canceled, forfeited, exchanged or surrendered.

Vesting and Minimum Vesting Period. RSUs will vest at the times and upon the conditions that the board of directors may determine, as reflected in an applicable award agreement. RSUs granted under the 2015 Time-Based RSU Plan vest solely on the basis of continued employment through the end of the vesting period, provided that (unless otherwise determined by the board of directors at the time of grant and except for grantees who are subject to taxation in certain enumerated countries) if a grantee leaves the Company more than one year after the grant date of the RSUs but before the first vesting date, they will receive a pro-rata portion of the grant on the first vesting date and the rest of the award will be automatically forfeited. RSUs have a minimum vesting period of one year. Additionally, RSUs are subject to a holding period of one year, provided the board of directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date.

Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the board of directors may adjust the maximum number of Ordinary Shares underlying RSUs or take other such action as may be provided in Article L. 225-181 and Article L. 228-99 of the French Commercial Code.

Award Treatment Upon a Change in Control. In the event of a change in control (as defined in the 2015 Time-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding RSUs, and only if the RSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the RSUs will lapse and the RSUs will be deemed fully vested prior to the consummation of a change in control. RSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.

A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding RSUs where: (i) following the change in control, the terms of the RSU provide the right to receive, for each ordinary share of Criteo subject to the RSU immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their ordinary share on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received for each RSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the RSUs following the change in control are freely tradable on a major stock exchange; and (iii) the RSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.

Except as would otherwise result in adverse tax consequences under Section 409A, the board of directors may, in its discretion, provide that each RSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each RSU. The board of directors will not be required to treat each outstanding grant of RSUs similarly. The 2015 Time-Based RSU Plan provides the board of directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the RSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

Clawback. In April 2018, we adopted a clawback policy with respect to incentive compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company. Under the 2015 Time-Based RSU Plan, all RSUs are also subject to any clawback required by applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

Share Ownership Guidelines. As of April 23, 2020, the 2015 Time-Based RSU Plan reflects that Ordinary Shares acquired pursuant to RSUs may need to be held by the grantee to comply with Criteo’s Share Ownership Guidelines.

Amendment and Termination of the Plan. The board of directors has the authority to amend, alter, suspend or terminate the 2015 Time-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

Prohibition on Payment of Dividends. In April 2018, we amended the 2015 Time-Based RSU Plan to expressly prohibit the payment or accumulation of dividends on unvested RSU awards. The amendment formalized our existing practice of not paying or accumulating dividends on unvested RSU awards. On April 23, 2020, we amended the 2015 Time-Based RSU Plan to better clarify that the prohibition on the payment or accumulation of dividends on unvested RSU awards applies equally to dividend equivalents.

Governing Law. The 2015 Time-Based RSU Plan is governed by the laws of the French Republic.

Description of Principal Features of the 2015 Performance-Based RSU Plan

Types of Awards; Eligibility. The 2015 Performance-Based RSU Plan provides for the discretionary grant of PSUs to our named executive officers, as well as to certain members of executive management and other employees and employees of any company or group in which Criteo holds, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant (based on past practice of consideration by the compensation committee and the board of directors, approximately 10 persons are eligible to be selected to participate in the 2015 Performance-Based RSU Plan). Participants in the 2015 Performance-Based RSU Plan are determined at the discretion of the board of directors. For the number of employees employed by us and our subsidiaries, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 2, 2020.

Shares Available; Certain Limitations. The maximum number of shares that may be transferred or issued upon the vesting of PSUs under the 2015 Performance-Based RSU Plan will not exceed the overall number of shares remaining available for delivery under the Company’s equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting, will be the New Equity Pool subject to shareholder approval. Any PSUs granted under the 2015 Performance-Based RSU Plan are counted against this limit as 1.57 shares for every one PSU granted. PSUs subject to the 2015 Performance-Based RSU Plan may consist of authorized but unissued or existing Ordinary Shares of Criteo.

Individual Award Limitation. With respect to any PSU granted under the 2015 Performance-Based RSU Plan, unless otherwise determined by the board of directors, no single individual will be granted PSUs in respect of more than 1,000,000 Ordinary Shares for any single fiscal year.

In the event that a PSU is terminated or canceled without having been vested, the unvested and forfeited portion of PSUs relating to such award will, provided the 2015 Performance-Based RSU Plan is still in effect, again be available for future awards to the 2015 Performance-Based RSU Plan or the 2015 Time-Based RSU Plan. Notwithstanding any provision of the 2015 Performance-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to a grantee will not again be available for issuance or transfer under the 2015 Performance-Based RSU Plan.

Administration. The 2015 Performance-Based RSU Plan is administered by the board of directors. Subject to the provisions of the 2015 Performance-Based RSU Plan, the board of directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to PSUs (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances PSUs may be settled, canceled, forfeited, exchanged or surrendered.

Vesting and Minimum Vesting Period. PSUs will vest at the times and upon the conditions that the board of directors may determine, as reflected in an applicable award agreement. PSUs granted under the 2015 Performance-Based RSU Plan will vest (i) on the basis of time, provided that the participant remains employed with us through the end of the vesting period (subject to the following sentence), and (ii) on the basis of an attainment of one or more performance targets determined by the board of directors at the time of grant. Unless otherwise determined by the board of directors at the time of grant, if a grantee leaves the Company more than one year after the grant date of the PSUs but before the first vesting date and any of the performance targets related to the grant have been met at 100% attainment or higher, the grantee will receive the portion of their grant relating to those performance targets that have been fully met on the first vesting date, and the rest of the award will be automatically forfeited. PSUs have a minimum vesting period of one year. Additionally, PSUs are subject to a holding period of one year, provided the board of directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date. However, in the event of termination of a grantee’s employment due to the grantee’s disability or death, the time-based vesting conditions will be deemed met and the PSUs will vest to the extent that the performance targets have been attained, as determined by the board of directors as of the grantee’s disability or death.

The ultimate acquisition by the recipients of PSU grants of any shares subject to the PSUs is subject to or conditioned upon, in whole or in part, the achievement of certain performance criteria. At the time of grant, the board of directors will establish in writing the applicable performance period, performance award formula and one or more performance targets which, when measured at the end of the performance period, will determine, on the basis of the performance award formula, the final number of shares to be acquired by the participant. The board of directors will have full power and final authority, in its discretion, to alter or cancel the performance targets or performance award formula applicable to a grantee, including, without limitation, in the event that the participant changes roles or functions within Criteo or any of our affiliates during the performance period.

Performance Targets. Performance will be evaluated by the board of directors on the basis of targets to be attained with respect to one or more measures of business or financial performance (“Performance Criteria”). Except as otherwise determined by the board of directors and, in each case, to the extent applicable, Performance Criteria will have the same meanings as used in our financial statements, or, if such terms are not used in our financial statements, they will have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry. Except as otherwise determined by the board of directors, the Performance Criteria applicable to the acquisition of shares subject to a PSU will be calculated in accordance with generally accepted accounting principles and will exclude the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the board of directors, occurring after the establishment of the performance targets applicable to the acquisition of the shares. Each such adjustment, if any, will be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Criteria in order to prevent the dilution or enlargement of the participant’s rights with respect to the acquisition of the shares subject to the PSUs.

Performance Criteria may be one or more of the following or such other measures, as determined by the board of directors: (i) revenue excluding traffic acquisition costs; (ii) adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the SEC; (iii) cash flow from operating activities; (iv) stock price; (v) completion of identified special project(s); or (vi) any combination of the foregoing. Notwithstanding the foregoing, the board of directors may provide that one or more objectively determinable adjustments will be made to the Performance Criteria, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the SEC.

Where applicable, performance targets may be expressed in terms of attaining a specified level of the Performance Criteria or the attainment of a percentage increase or decrease in the particular Performance Criteria, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the board of directors. The performance targets may be subject to a threshold level of performance below which no shares will be acquired, levels of performance at which specified numbers of shares will be acquired, and a maximum level of performance above which no additional number of shares will be acquired (or at which full vesting will occur).

Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the board of directors may adjust the maximum number Ordinary Shares underlying grants of PSUs or take other such action as may be provided in Article L. 225-181 and Article L. 228-99 of the French Commercial Code.

Award Treatment Upon a Change in Control. In the event of a change in control (as described in the 2015 Performance-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding PSUs, and the PSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the PSUs will lapse and the PSUs will be deemed fully vested at the target level of performance prior to the consummation of a change in control. PSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.

A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding PSUs where: (i) following the change in control, the terms of the PSU provide the right to receive, for each ordinary share of Criteo subject to the PSU immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their Ordinary Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received for each PSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the PSUs following the change in control are freely tradable on a major stock exchange; and (iii) the PSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.

Except as would otherwise result in adverse tax consequences under Section 409A, the board of directors may, in its discretion, provide that each PSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each PSU. The board of directors will not be required to treat each outstanding grant of PSUs similarly. The 2015 Performance-Based RSU Plan provides the board of directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the PSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

Clawback. In April 2018, we adopted a clawback policy with respect to incentive compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company. Under the 2015 Performance-Based RSU Plan, all PSUs shall also be subject to any clawback required by applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

Share Ownership Guidelines. As of April 23, 2020, the 2015 Performance-Based RSU Plan reflects that Ordinary Shares acquired pursuant to PSUs may need to be held by the grantee to comply with Criteo’s Share Ownership Guidelines.

Amendment and Termination of the Plan. The board of directors has the authority to amend, alter, suspend or terminate the 2015 Performance-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

Prohibition on Payment of Dividends. In April 2018, we amended the 2015 Performance-Based RSU Plan to expressly prohibit the payment or accumulation of dividends on unvested PSU awards. The amendment formalizes our existing practice of not paying or accumulating dividends on unvested PSU awards. On April 23, 2020, we amended the 2015 Performance-Based RSU Plan to better clarify that the prohibition on the payment or accumulation of dividends on unvested PSU awards applies equally to dividend equivalents.

Governing Law. The 2015 Performance-Based RSU Plan is governed by the laws of the French Republic.

Description of Principal Features of the Warrants
Types of Awards. Warrants entitle a holder to exercise the warrant for the underlying vested shares at an exercise price per share determined by the board of directors as of the date of issue, which exercise price must be at least equal to the average closing price of the ADSs for the 20 trading days preceding the grant date of the warrants. In addition to any exercise price payable by a holder upon the exercise of a warrant, warrants must be subscribed for at a price at least equal to the fair market value of the applicable warrants on the date of grant (the “Subscription Price”), based on a valuation prepared by an independent expert and the terms of the warrant. Each of our directors (currently six persons) is eligible to receive warrants. We currently use warrants as part of our director compensation, though we are not seeking shareholder approval to renew authorization to issue warrants, and our current authorization will expire in November 2020. Further, we intend to no longer issue warrants after the Annual General Meeting. See “Director Compensation” herein for more information.
Administration. The board of directors will determine the recipients, dates of grant and exercise price of warrants, the number of warrants to be granted and the terms and conditions of the warrants, including the period of their exercisability and their vesting schedule. However, we are committed to no further issuances of warrants after the Annual General Meeting and we are not seeking shareholder approval for a new authorization to issue warrants.
The Company is authorized, without requesting the specific consent of the holder of the warrants, to modify its corporate form and its corporate purpose provided, however, that, unless so authorized by the terms and conditions of the warrants, the Company cannot amend the rules regarding profit allocation, amortize the share capital and create and issue preferred shares entailing any such modification or amortization without requesting the specific consent of holders of each class of warrant.
Exercisability and Vesting. Under current director compensation, the warrants granted to directors on an annual basis will generally vest over a four-year period from their grant date and no warrant will be exercisable for the first 12 months following the grant date, except in the event of termination or a change in control. The warrants granted to directors on an annual basis are conditioned on their attendance at 80% of the annual regular in-person board of director meetings. If a director attends less than 80% of the annual regular in-person board of directors meetings, his or her annual warrant award will be reduced accordingly. The term of the warrants is 10 years from the date of grant or, in the case of death or disability of the beneficiary during such 10-year period, six months from the death or disability of the beneficiary.
Any of our directors who choose not to subscribe for warrants must agree to purchase Criteo shares on the open market and hold such shares for a period of time equal to the vesting period that would have been applicable had they chosen to subscribe for warrants.
Award Treatment Upon a Change in Control. Generally, the warrants vest and become exercisable upon a change in control (as defined in the applicable grant agreement).
Governing Law. The warrants are governed by the laws of the French Republic.

Certain Federal Income Tax Consequences Under Equity Plans and Arrangements

The following is a summary of certain U.S. federal income tax consequences of awards under our equity compensation plans and arrangements, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

Incentive Stock Options (“ISOs”). In general, no taxable income is realized by a participant upon the grant of an ISO. If Ordinary Shares are delivered to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) Criteo will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “disqualifying disposition”), the participant generally would include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, Criteo would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NSO as discussed below.

Nonqualified Stock Options (“NSOs”). In general, no taxable income is realized by a participant upon the grant of an NSO. Rather, at the time of exercise of the NSO, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Ordinary Shares purchased over the exercise price. Criteo generally will be entitled to a tax deduction at such time and in the same amount, if any, that the option holder recognizes as ordinary income. The participant’s tax basis in any Ordinary Shares received upon exercise of an NSO will be the fair market value of the Ordinary Shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock Units. In general, the grant of RSUs will not result in taxable income for the participant or in a tax deduction for Criteo. Upon the settlement of the grant in shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and Criteo generally will be entitled to a tax deduction at the same time and in the same amount.

Warrants. In general, no taxable income is realized by a participant upon the grant of a warrant. Rather, at the time of exercise of the warrant, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Ordinary Shares purchased over the sum of (a) the exercise price and (b) the Subscription Price (paid at grant, see above). The participant’s tax basis in any Ordinary Shares received upon exercise of a warrant will be the fair market value of the Ordinary Shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Recent Share Price

On March 31, 2020, the closing sale price of an American Depositary Share representing one ordinary share of the Company on the Nasdaq Stock Market was $7.95 per share.

New Plan Benefits

Awards under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan and warrant grants are within the discretion of the board of directors. As a result, the benefits or amounts that will be awarded or allocated under our equity compensation plans are not determinable at this time. The discretion of the board of directors to make grants under our equity compensation plans is subject to the overall limit on the number of shares to be delivered under the New Equity Pool being approved pursuant to Resolution 19. For a summary of the aggregate awards made under the Company’s equity compensation plans in fiscal year 2019 (as well the two prior fiscal years), see the Annual Share Usage table on page 85. For information on the equity granted to our named executive officers in fiscal year 2019, see Grants of Plan-Based Awards Table under “Executive Compensation - Compensation Tables.” For information on the equity granted to our independent directors in fiscal year 2019, see “Director Compensation.”

Prior Grants under the Plans

The following table shows, for each of the individuals and groups indicated, the aggregate number of shares subject to awards that have been granted (without regard to awards that were forfeited or cancelled) to the individuals and groups indicated below under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan since each plan’s inception through December 31, 2019. No awards have been granted under any of the equity plans to any associate of any of our directors (including nominees) or executive officers, or to any nominee for election as a director who is not a current director, and no person has received 5% or more of the awards granted under any of the plans.

Name of Individual or Group	Number of Options Granted	Number of RSUs and PSUs(1) Granted
Named Executive Officers:
Megan Clarken	375,467	143,308
Jean-Baptiste Rudelle	255,024	534,352
Benoit Fouilland	180,321	284,724
Ryan Damon	65,500	25,000
Mollie Spilman	177,679	256,124
Dan Teodosiu	169,819	222,550
Directors:
James Warner	76,830	—
Nathalie Balla	55,335	—
Marie Lalleman	—	—
Edmond Mesrobian	62,245	—
Hubert de Pesquidoux	76,830	—
Rachel Picard	5,875	—
Current Executive Officers as a group:	621,288	453,032
Current Non-Employee Directors as a group:	532,139	534,352
All Employees who are not Executive Officers, as a group:	347,498	478,674

(1)	For PSUs, this column reflects the target number of PSUs granted.

RESOLUTION 16:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT STOCK OPTIONS TO EXECUTIVES AND EMPLOYEES
Under French law, our board of directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in the form of stock options, even if granted pursuant to a previously shareholder-approved plan. For a detailed discussion of the terms of the 2016 Stock Option Plan, the plan under which stock options will be granted upon approval of Resolution 16, see “Resolutions 16 to 19–Equity Resolutions–Description of Principal Features of the 2016 Stock Option Plan.”
The board of directors believes that, given our organic and external growth strategy for 2020 and 2021, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. If approved, the new authorization to grant stock options will supersede the authorization to grant stock options from the Existing Equity Pool and we will no longer be permitted to grant stock options from the Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the board of directors the authority to issue and grant stock options, each representing a right to receive one Ordinary Share. Any options granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 19.
The renewal of this authority is fundamental to our business strategy because it enables us to continue granting options as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning executive and employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 24, 2023), and would supersede the corresponding delegation granted at the 2017 Annual General Meeting of Shareholders.
For the full text of Resolution 16, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 16.

RESOLUTION 17:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT TIME-BASED RESTRICTED STOCK UNITS TO EXECUTIVES AND EMPLOYEES
Under French law, our board of directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in respect of RSUs, even if granted pursuant to a previously shareholder-approved plan. For a detailed discussion of the terms of the 2015 Time-Based RSU Plan, the plan under which RSUs are granted, see “Resolutions 16 to 19–Equity Resolutions–Description of Principal Features of the 2015 Time-Based RSU Plan.”
The board of directors believes that, given our organic and external growth strategy for 2020 and 2021, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. Our current authorization, approved by shareholders pursuant to Resolution 16 at the 2017 Annual General Meeting, is tied to the Existing Equity Pool. If approved, the new authorization to grant RSUs will supersede the authorization to grant RSUs from the Existing Equity Pool and we will no longer be permitted to grant RSUs from the Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the board of directors the authority to issue and grant RSUs, each representing a right to receive one Ordinary Share. Any RSUs granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 20 and would deplete the New Equity Pool at a rate of 1.57 shares per RSU granted.
The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing RSUs as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 24, 2023) and would supersede the corresponding delegation granted at the 2017 Annual General Meeting.
For the full text of Resolution 17, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 17.

RESOLUTION 18:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT PERFORMANCE-BASED RESTRICTED STOCK UNITS TO EXECUTIVES AND CERTAIN EMPLOYEES
Under French law, our board of directors must have a specific delegation of authority from shareholders to issue any Ordinary Shares in respect of PSUs, even if granted pursuant to a previously shareholder-approved plan. For a detailed discussion of the terms of the 2015 Performance-Based RSU Plan, the plan under which PSUs are granted, see “Resolutions 16 to 19–Equity Resolutions–Description of Principal Features of the 2015 Performance-Based RSU Plan.”
The board of directors believes that, given our organic and external growth strategy for 2020 and 2021, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. Our current authorization, approved by shareholders pursuant to Resolution 17 at the 2017 Annual General Meeting, is tied to the Existing Equity Pool. If approved, the new authorization to grant PSUs will supersede the authorization to grant PSUs from the Existing Equity Pool and we will no longer be permitted to grant PSUs from the Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the board of directors the authority to issue and grant PSUs, each representing a right to receive one Ordinary Share, subject to the attainment of applicable performance criteria. Any PSUs granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 19 and would deplete the New Equity Pool at a rate of 1.57 shares per PSU granted.
The renewal of this authority is fundamental to our business management because it enables us to continue issuing PSUs to compensate our key executives on a pay-for-performance basis as part of our executive compensation policy, while aligning executive interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 24, 2023) and would supersede the corresponding delegation granted at the 2017 Annual General Meeting on June 28, 2017.
For the full text of Resolution 18, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 18.

RESOLUTION 19:

APPROVAL OF THE OVERALL LIMITS ON THE NUMBER OF SHARES TO BE ISSUED OR ACQUIRED PURSUANT TO RESOLUTION 16 (VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT STOCK OPTIONS TO EXECUTIVES AND EMPLOYEES), RESOLUTION 17 (VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT TIME-BASED RESTRICTED STOCK UNITS TO EXECUTIVES AND EMPLOYEES) AND RESOLUTION 18 (VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT PERFORMANCE-BASED RESTRICTED STOCK UNITS TO EXECUTIVES OFFICERS AND CERTAIN EMPLOYEES)
Our shareholders previously authorized our board of directors, pursuant to Resolution 22 at the 2019 Annual General Meeting of May 16, 2019, to issue up to 6,200,000 Ordinary Shares under our equity compensation plans, which we refer to herein as the Existing Equity Pool. As of March 31, 2020, approximately 2.7 million Ordinary Shares remained available for future issuance under the Existing Equity Pool. The board of directors believes that, given our organic and external growth strategy for 2020 and 2021, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2021 Annual General Meeting.
As a result, we are requesting that shareholders authorize a share reserve of 6,463,000 Ordinary Shares with a nominal value of €0.025 per share, which we refer to herein as the New Equity Pool. The New Equity Pool will cover all issuances under all of our equity compensation plans from the date of the Annual General Meeting, including: (i) stock options to be issued pursuant to the authorization in Resolution 16 above; (ii) RSUs to be issued pursuant to Resolution 17 above; and (iii) PSUs to be issued pursuant to Resolution 18 above. Due to the potentially dilutive nature of the issuance of warrants and our commitment to have no shareholder dilution with respect to the New Equity Pool, we are not requesting shareholder approval for issuances of warrants.
Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool.
Moreover, pursuant to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, any RSU or PSU granted thereunder would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted. With this Fungible Share Ratio, if we were to issue only RSUs and PSUs, the New Equity Pool would result in the issuance of approximately 4,116,560 Ordinary Shares.
Upon approval of Resolution 19, we estimate that the pool of available shares would last for approximately one year.
The board of directors believes that in order to successfully attract and retain the best possible candidates while aligning the interests of our executives, employees, directors and shareholders, it is essential that we continue to offer competitive equity incentive programs.
For the full text of Resolution 19, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 19.

RESOLUTIONS 20 TO 25:

FINANCIAL AUTHORIZATIONS

Resolutions 20 to 25 seek the delegation of financial authorizations. The goal of these resolutions is to allow us to swiftly raise the funds and have the financial flexibility necessary to enable us to execute our strategic objectives, including, but not limited to, with respect to external growth.
Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in accordance with French law, in order for our board of directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose. At the 2019 Annual General Meeting on May 16, 2019, the shareholders approved certain financial authorizations. However, certain of our board of directors’ important current financial authorizations will expire in 2020. As a result, we are seeking re-approval at the Annual General Meeting of the following financial resolutions:

•
Delegation of authority to the board of directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, while preserving shareholders’ preferential subscription rights;

•
Delegation of authority to the board of directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities granting access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights;

•
Delegation of authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

•
Delegation of authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegation in Resolutions 20 to 22, and Resolution 24 of the Annual General Meeting held on May 16, 2019, with or without shareholders’ preferential subscription rights; and

•
Delegation of authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise).

In addition, at the Annual General Meeting, shareholders are being asked to approve the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 21 to 24 and Resolution 27, as well as the maximum global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Resolutions 20 to 24 and Resolution 27.
Re-approving our board of directors’ financial authorizations will allow the Company to maintain equal footing with our U.S. competitors and to increase our financial flexibility by quickly raising capital and taking advantage of potential business opportunities, including, but not limited to, potential acquisitions. Although always important, we believe this flexibility is particularly necessary in light of the current worldwide economic challenges driven by the COVID-19 pandemic.
While we believe the Company’s current liquidity position already provides ample financial flexibility, the proposed financial authorizations would provide our board of directors with additional flexibility to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions. As one of the potential purposes of our use of liquidity, our external growth strategy is focused on acquisitions that complement our technology platform and product portfolio, as well as Research & Development talent. Should we decide to engage in M&A transactions, we are committed to pursuing external growth opportunities in a manner that will preserve the quality of our offering, while improving its performance and delivering long-term value for our shareholders.
The financial delegations of authority presented for your approval at the Annual General Meeting are subject to the following important limitations:

•	the aggregate amount of share capital increases pursuant to Resolution 20 cannot exceed €827,536, which represents 50% of our share capital as of March 31, 2020;

•	the aggregate amount of share capital increases pursuant to each of Resolutions 21 and 22 cannot exceed €165,507.20 which represents 10% of our share capital as of March 31, 2020;

•	the aggregate amount of share capital increases pursuant to Resolution 24 cannot exceed €49,652.15, which represents 3% of our share capital as of March 31, 2020;

•
the aggregate nominal amount of debt securities that may be issued pursuant to each of Resolutions 20 to 24 cannot exceed $500,000,000, or the corresponding value of this amount for an issuance in a foreign currency;

•
any share capital increase pursuant to Resolution 23, which grants a customary over-allotment option for any issuance pursuant to Resolutions 20 and 22 and to Resolution 24 of the Annual General Meeting held on May 16, 2019, would be at the same price as, and limited to a maximum of 15% of, the initial issuance;

•	the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 21, 22, 24 and 27 at €165,607.20; and

•	the global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Resolutions 20 to 22, 24 and 27 shall not exceed $500,000,000.
Our board of directors will continue to use these authorizations in accordance with our corporate and strategic needs, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party for Criteo shares. None of the corresponding authorizations granted at last year’s Annual General Meeting of Shareholders on May 16, 2019, have been used to date, as well as prior financial authorizations granted at all prior Annual General Meetings since the completion of the Company’s follow-on offering after its initial public offering.
Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to all of Resolutions 21, 22, 24 and 27, if approved, but not pursuant to Resolution 20. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

RESOLUTION 20:

VOTE ON SHARE CAPITAL INCREASE WITH SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
The purpose of this delegation of authority is to enable the Company to obtain financing any time through the issuance of Ordinary Shares and any type of securities giving, by any means, immediately and/or in the future, access to Ordinary Shares, by calling on the Company’s shareholders. The Company’s shareholders will be awarded, under the applicable legal provisions and in proportion to their ownership interest in the Company’s share capital, a preferential right to subscribe for new share or securities. This detachable and negotiable right will make it possible, if the holder does not wish to subscribe to the capital increase, to financially offset the dilution resulting from the non-subscription to the capital increase.
The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. As a result of maintaining shareholders’ preferential rights, we believe that a share capital increase in an amount not to exceed 50% of the Company’s share capital will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to a source of financing and allow us to respond quickly to changes in market conditions.
The share capital increases carried out pursuant to this authorization cannot exceed €827,536, which represents 50% of the Company’s share capital as of March 31, 2020. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000 as approved pursuant to Resolution 25.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. The Company has no immediate plans to issue securities pursuant to this resolution. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2018 Annual General Meeting of Shareholders on June 27, 2018, nor pursuant to any prior similar authorizations granted in the past.
This delegation of authority would be granted for a 26-month period (valid through August 24, 2022) and would supersede the corresponding delegation granted by the shareholders at the 2018 Annual General Meeting of Shareholders on June 27, 2018. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 20, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 20.

RESOLUTION 21:

VOTE ON SHARE CAPITAL INCREASE THROUGH A PUBLIC OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
The board of directors is requesting the necessary authority to issue through a public offering Ordinary Shares and/or any type of securities giving access, by any means, immediately or in the future, to Ordinary Shares. Resolution 21 is intended:

•
To comply with the approach currently promoted by French regulatory authorities, pursuant to which, irrespective of whether a public offering is underwritten, this Resolution should be used to complete any such public offering because it is grounded on provisions of the French commerce code meant precisely for public offerings. In particular, if the end result of the planned transaction is a public offering of securities in France, Resolution 21 should be approved in order to ensure that the French regulatory authorities would view the financial delegations being granted at the Annual General Meeting as sufficient for all potential market participants;

•	To allow for a direct public offering, without the involvement of underwriters; and

•	To allow for the Ordinary Shares to be listed on a regulated market within the meaning of the French Commercial Code, namely, if applicable, on the Euronext stock market.
Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights. However, if, at the time the delegation is used, the Ordinary Shares are admitted on a regulated market within the meaning of the French Commercial Code (for which the Nasdaq Global Market does not qualify), shareholders could be granted a priority subscription period in accordance with applicable French law.
The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. We do not intend to use it in the context of an unsolicited tender offer by a third party for Criteo shares. As a result, we believe that a share capital increase in an amount not to exceed €165,507.20, which represents 10% of the Company’s share capital as of March 31, 2020, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000, and the amount of any share capital increase will be subject to the global limit of €165,507.20, in each case as approved pursuant to Resolution 25.
The price of the shares to be issued by virtue of this delegation would be set by the board of directors and shall be at least equal to the volume-weighted average price of the ADSs over the course of the five trading days preceding the fixing of the issue price, subject to a maximum discount of 10%, as determined by the board of directors.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. The Company has no immediate plans to issue securities pursuant to this resolution. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2018 Annual General Meeting of Shareholders held on June 27, 2018, nor pursuant to any prior similar authorizations granted in the past.

This delegation of authority would be granted for a 26-month period (valid through August 24, 2022) and would supersede the corresponding delegation granted by the shareholders at the 2018 Annual General Meeting of Shareholders dated June 27, 2018. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 21, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 21.

RESOLUTION 22:

VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
Pursuant to Resolution 22, the board of directors is also requesting the necessary authority to issue through an underwritten offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares). The type of offering contemplated by this authorization is similar to the offering carried out concurrently with our initial public offering in October 2013 on the Nasdaq Global Market.
The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•
any bank, investment services provider, or other member of a banking syndicate (underwriting) undertaking to ensure the realization of the share capital increase or of any issuance of securities that could in the future lead to a share capital increase in accordance with this delegation of authority.

The board of directors will set the issue price of Ordinary Shares to be issued by virtue of this delegation, subject to the requirement that the price of the shares will be at least equal to the volume-weighted average price of the ADSs for the five trading days preceding the determination of such price, subject to a maximum discount of 5% (as determined by the board of directors). We believe this is an important safeguard for shareholders.
We intend to use this delegation of authority to raise funds for general corporate purposes and have the financial flexibility necessary to enable us to execute our strategic objectives, including, but not limited to, with respect to financing potential external growth. We do not intend to use this delegation in the context of an unsolicited tender offer for Criteo shares by a third party. As a result, we believe that a share capital increase in an amount not to exceed €165,507.20, which represents 10% of our share capital as of March 31, 2020, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing in significant amounts, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of $500,000,000, and the amount of any share capital increase will be subject to the global limit of €165,507.20, in each case as approved pursuant to Resolution 25.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. We currently have no immediate plans to issue securities pursuant to this resolution. Any transaction where we sell such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2019 Annual General Meeting of Shareholders on May 16, 2019, nor pursuant to any prior similar authorizations granted since the completion of the Company’s follow-on offering after its initial public offering.
This delegation of authority would be granted for an 18-month period (valid through December 24, 2021) and would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders on May 16, 2019. In the absence of a favorable vote, this delegation of authority will expire on November 15, 2020, which could impair our ability to obtain appropriate financing to execute on our strategic objectives. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 22, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 22.

RESOLUTION 23:

VOTE ON OVER-ALLOTMENT OPTION, AS PART OF A SHARE CAPITAL INCREASE PURSUANT TO THE DELEGATIONS IN RESOLUTIONS 20 AND 22, AND PURSUANT TO THE DELEGATION ADOPTED BY RESOLUTION 24 OF THE 2019 ANNUAL SHAREHOLDERS MEETING
The purpose of this Resolution 23 is to allow the board of directors to grant a customary over-allotment option for any issuance pursuant to Resolutions 20 and 22 above, and pursuant to the delegation adopted by Resolution 24 of the 2019 Annual Shareholders Meeting held on May 16, 2019. Any share capital increase pursuant to this delegation would be at the same price as, and limited to a maximum of 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.
For the full text of Resolution 23, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 23.

RESOLUTION 24:

VOTE ON SHARE CAPITAL INCREASE IN CONNECTION WITH A COMPANY SAVINGS PLAN (PLAN D’ÉPARGNE D’ENTREPRISE)
Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the board of directors is required to submit for approval by the shareholders a resolution to authorize the board of directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne groupe).
The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed €49,652.15, which represents 3% of the share capital as of March 31, 2020. In addition, the nominal amount of any debt securities giving access to the Company’s share capital that may be issued pursuant to this Resolution 24 is limited to $500,000,000. The amount of any debt securities and the amount of any share capital increase will be subject to (and deducted from) the global limits set forth in Resolution 25.
Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the board of directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.
To date, we have not implemented any company savings plans involving equity of the Company and thus employees have not received any shares thereunder. However, approving this resolution will enable our board of directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee retention and further align employee and shareholder interests.
This delegation of authority would be granted for an 18-month period (valid through December 24, 2021).
For the full text of Resolution 24, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 24.

RESOLUTION 25:

VOTE ON THE OVERALL LIMITS PURSUANT TO RESOLUTIONS 20 TO 22, 24 ABOVE AND 27 BELOW
The board of directors hereby proposes to set the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 21, 22, 24 and 27 at €165,507.20, which corresponds to 10% of the share capital as of March 31, 2020. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares of the Company, in accordance with legal and regulatory requirements as well as applicable contractual provisions.
The global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Resolutions 20 to 22, 24 and 27 shall not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency or in a monetary unit calculated by reference to multiple currencies).
We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals, including, but not limited to, with respect to potential external growth, and in line with the flexibility available to comparable U.S. companies. The board of directors intends, whenever possible, to grant its shareholders a priority subscription period for issuances carried out pursuant to these delegations.
For the full text of Resolution 25, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 25.

RESOLUTION 26:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO DECIDE ON ANY MERGER-ABSORPTION, SPLIT OR PARTIAL CONTRIBUTION OF ASSETS PURSUANT TO PROVISIONS OF ARTICLE L. 236-9 II OF THE FRENCH COMMERCIAL CODE
On April 11, 2019, the members of the National Assembly of the French Parliament adopted the Action Plan for Business Growth and Transformation (“PACTE Law”), and the PACTE Law was enacted on May 22, 2019. Article L. 236-9 of the French Commercial code previously provided that a merger is decided by the extraordinary shareholders meeting in each company involved in the transaction. In accordance with the PACTE Law, Article L. 236-9 of the French Commercial Code has been amended such that (i) the extraordinary shareholders meeting of the acquiring company may delegate to the board of directors its competence in making decisions relating to a merger for a period that cannot exceed 26 months and (ii) the extraordinary shareholders meeting of the acquiring company may determine the merger and grant to the board of directors the power to set definitive terms and conditions of such merger for a period that cannot exceed five years.
Pursuant to Resolution 26 and in accordance with the amended Article L. 236-9 of the French Commercial Code, we are asking shareholders to (i) delegate authority to the board of directors of the Company to decide on any merger-absorption, split or partial contribution of assets and (ii) grant to the board of directors full powers to implement this delegation, in accordance with the provisions set forth in the PACTE Law and the by-laws of the Company, for the purpose of deciding all terms of any transaction that would be decided under this delegation. If an operation by the board of directors pursuant to this delegation requires an increase in the Company’s share capital, it must be carried out within the limits set forth in Resolution 27 (i.e., the maximum nominal amount of share capital increases to be completed pursuant to Resolution 27, immediately or in the future, may not exceed the global amount of €165,507.20, which corresponds to 10% of the share capital of the Company as of March 31, 2020).
We are asking shareholders to approve Resolution 26 because we believe that shareholders’ approval in these circumstances is often a cumbersome process, and could create uncertainty with respect to the ability to consummate such a transaction. Additionally, we believe that the process of submitting such a transaction for shareholders’ approval could prevent companies from seizing opportunities in a timely manner. The delegation provided for in Resolution 26 is intended to simplify the merger-absorption process.
This delegation of authority would be granted for a 26-month period (valid through August 24, 2022).
For the full text of Resolution 26, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 26.

RESOLUTION 27:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL BY ISSUING SHARES OR SECURITIES GIVEN ACCESS TO THE SHARE CAPITAL IN THE SCOPE OF A MERGER-ABSORPTION, SPLIT OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO RESOLUTION 26

Subject to the adoption by shareholders of Resolution 26, we are asking our shareholders to adopt Resolution 27 and in accordance with Articles L. 225-129 to L. 225-129-5 and L. 228-91 of the French Commercial Code, we are asking our shareholders to delegate to the board of directors the authority to decide to issue, on one or more occasions, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, in compensation for contributions in kind granted to the Company as part of any merger-absorption, split or partial contribution of assets decided by the board of directors pursuant of the delegation granted under Resolution 26, such shares conferring the same rights as existing shares said shares conferring the same rights as old shares subject to their date of use.
The securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities.
We are also asking our shareholders to waive, to the benefit of the shareholders of the absorbed company or the contributing company, any preferential subscription right attached to the ordinary shares or securities to be issued.
The maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed the global amount of €165,507.20, which corresponds to 10% of the share capital of the Company as of March 31, 2020. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions. The nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in Resolution 25 above.
The nominal amount of all issuances of debt securities to be completed giving access to the Company’s share capital will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency). This amount will be increased, if applicable, for any redemption premium above nominal value and will be deducted from the overall limit set forth in Resolution 26 above. This limit does not apply to securities the issuance of which is decided or authorized by the board of directors in accordance with Article L. 228-40 of the French Commercial Code.
We are asking that the board of directors be granted all powers to decide and acknowledge completion of the share capital remunerating the transaction, charge on the premium, as the case may be, the fees and charges generated by the share capital increase, to deduct on the premium, if it deems it useful, the necessary amounts for the allocation of the legal reserve, to amend the Company’s by-laws, to take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market, and, do everything that is required.
This delegation of authority would be granted for a 26-month period (valid through August 24, 2022).
For the full text of Resolution 27, please see Annex A.
RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 27.

RESOLUTION 28:

VOTE ON THE AMENDMENT OF ARTICLE 12 OF THE COMPANY’S BY-LAWS (STATUTS)
Our board of directors is asking our shareholders to approve an amendment to Article 12 of our by-laws to comply with the new legal provisions of the French Commercial Code, as amended by the Law for the Simplification of French Corporate Law, dated July 19, 2019, to provide to the board of directors the faculty to take certain decisions by written consultation, provided that such possibility is included in the Company’s by-laws. The decisions that may be taken by written consultation include:

•	Appointment of the board of directors’ members provided for in Article L. 225-24 of the French Commercial Code (notably in case of death or resignation of a board of directors’ member);

•	Authorization of sureties, endorsements and guarantees provided for in the last paragraph of Article L. 225-35 of the French Commercial Code;

•
Decisions taken upon delegation granted by the shareholder meeting pursuant the second paragraph of Article L. 225-36 of the French Commercial Code, to modify the by-laws to amend them with the legal and regulatory provisions;

•	Convening of the shareholders’ meetings; and

•	Transfer of the head office in the same department.
For the full text of Resolution 28, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 28.

RESOLUTION 29:

VOTE ON THE AMENDMENT OF ARTICLE 13 OF THE COMPANY’S BY-LAWS (STATUTS)
On April 11, 2019, the members of the National Assembly of the French Parliament adopted the PACTE Law, which was enacted on May 22, 2019. The PACTE Law requires that “social and environmental issues” be taken into account in French companies’ management alongside the corporate interests and that this be mentioned in the Company’s by-laws. Our board of directors is asking our shareholders to approve an amendment to Article 13 of our by-laws to comply with the new provisions of the PACTE Law relating to the attribution of the board of directors.
For the full text of Resolution 29, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 29.

RESOLUTION 30:

VOTE ON THE AMENDMENT OF ARTICLE 19 OF THE COMPANY’S BY-LAWS (STATUTS)
Our board of directors is asking our shareholders to approve an amendment to Article 19 of our by-laws to comply with the new legal provisions of the French Commercial Code relating to the methods of determination of the required majority for the adoption of the resolutions by general shareholders’ meetings. The proposed revisions are intended to clarify that (i) decisions shall be adopted by a majority of the required votes cast by shareholders who are present or represented and (ii) abstentions, blank votes, void votes or failures to take part in a vote for any matter will not be counted as votes “FOR” or “AGAINST such matter.
For the full text of Resolution 30, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 30.

SHAREHOLDER RESOLUTIONS FOR
THE 2021 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Any shareholder desiring to present a resolution for inclusion in Criteo’s proxy statement for the 2021 Annual General Meeting of Shareholders must deliver such resolution to the board of directors at the address below no later than January 8, 2021. Only those resolutions that comply with the requirements of Rule 14a-8 under the Exchange Act will be included in the Company’s proxy statement for the 2021 Annual General Meeting of Shareholders.
Shareholders may present resolutions that are proper subjects for consideration at an annual meeting, even if the resolution is not submitted by the deadline for inclusion in the proxy statement. In order for resolutions of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act with respect to the 2021 Annual General Meeting of Shareholders, such resolutions must be received by the board of directors at the address below by March 24, 2021. In addition, under French law, shareholders are permitted to submit a resolution for consideration so long as such matter is received by the board of directors at the address below no later than 25 days prior to the date of the meeting. Shareholders wishing to present resolutions at the 2021 Annual General Meeting of Shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5o of the French Commercial Code in their submission.
All submissions to the board of directors should be made to:
Criteo S.A.
32 Rue Blanche
75009 Paris, France
Attention: Board of Directors
INCORPORATION BY REFERENCE
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the caption “Report of the Compensation Committee” and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.
OTHER MATTERS
The board of directors knows of no matters that may be submitted for consideration at the Annual General Meeting other than those referred to in this proxy statement and the possible submission of shareholder resolutions as permitted under French law, as discussed above under “Shareholder

Resolutions for the 2021 Annual General Meeting of Shareholders,” which may be presented by a shareholder proponent at the Annual General Meeting if submitted by the deadline for such submissions. Holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on such matters (which will not be counted as a vote “FOR” or “AGAINST”), or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall have discretionary authority pursuant to Rule 14a‑4(c) under the Exchange Act and shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors or the management, as the case may be, and a vote against adopting any other such undisclosed resolutions.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS
We have either mailed to you with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”), including audited financial statements, or sent you a Notice of Internet Availability of Proxy Materials with the web address for accessing the Annual Report online. Copies of these materials are also available online through the SEC at www.sec.gov. We may satisfy SEC rules regarding delivery of proxy materials, including this proxy statement and the Annual Report, or the Notice of Internet Availability, as applicable, by delivering a single set of proxy materials to an address shared by two or more holders of Ordinary Shares, unless contrary instructions are received prior to the mailing date. This delivery method can result in meaningful cost savings for us. We undertake to deliver promptly upon written or oral request at the address or phone number below a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the proxy materials in the future. If you hold Ordinary Shares and prefer to receive separate copies of the proxy materials either now or in the future, please contact the Company’s Investor Relations department at Criteo S.A., 32 Rue Blanche, 75009 Paris, France, by telephone at +33 1 40 40 22 90 or by email at InvestorRelations@criteo.com. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary or your brokerage firm, as applicable.

Translation for Informational Purposes

ANNEX A

ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE
VOTED ON AT THE ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS’ MEETING OF JUNE 25, 2020

Agenda for the Ordinary Shareholders’ Meeting

1.	renewal of the term of office of Mr. Jean-Baptiste Rudelle as Director,

2.	renewal of the term of office of Mr. James Warner as Director,

3.	renewal of the term of office of Mr. Edmond Mesrobian as Director,

4.	renewal of the term of office of Ms. Marie Lalleman as Director,

5.	non-binding advisory vote to approve the compensation for the named executive officers of the Company,

6.	approval of the statutory financial statements for the fiscal year ended December 31, 2019,

7.	approval of the consolidated financial statements for the fiscal year ended December 31, 2019,

8.	approval of the allocation of profits for the fiscal year ended December 31, 2019,

9.	approval of an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Marie Lalleman),

10.	approval of an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Megan Clarken),

11.	approval of an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Consultancy agreement entered into with the company Rocabella),

12.	delegation of authority to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code,

Agenda for the Extraordinary Shareholders’ Meeting

13.	delegation of authority to the Board of Directors to reduce the Company’s share capital by cancelling

Annex A-1

shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,

14.
authorization to be given to the Board of Directors to reduce the Company’s shares capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code,

15.	delegation of authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock,

16.
authorization to be given to the Board of Directors to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders' preferential subscription right,

17.
authorization to be given to the Board of Directors to grant time-based restricted stock units (“Time-Based RSUs”) to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right,

18.
authorization to be given to the Board of Directors to grant performance-based restricted stock units ("Performance-Based RSUs") to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code from time to time, without shareholders' preferential subscription right,

19.	approval of the maximum number of shares that may be issued or acquired pursuant to the authorizations and delegations pursuant to items 16 to 18 above,

20.
delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights,

21.
delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights,

22.
delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights,

23.
delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without shareholders’ preferential subscription rights pursuant to items 20 to 22 above, and pursuant to the delegation adopted by the 24th resolution of the Shareholders’ Meeting held on May 16, 2019,

24.
delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise),

Annex A-2

25.	approval of the overall limits on the amount of ordinary shares to be issued pursuant to items 20 to 22, item 24 above and to item 27 below,

26.
delegation of authority to the Board of Directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code,

27.
Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares or securities giving access to the Company’s share capital in the scope of a merger-absorption decided by the Board of Directors pursuant to item 26 above,

28.
amendment of Article 12 of the by-laws “Board of Directors’ meetings” to comply with the new legal provisions of the French Commercial Code to provide to the Board of Directors the faculty to take certain decisions by written consultation,

29.	amendment of Article 13 of the by-laws “powers of the Board of Directors” to comply with the new provisions of the “Loi Pacte” relating to the attribution of the Board of Directors,

30.
amendment of Article 19 of the by-laws “general shareholders’ meetings” to comply with the new legal provisions of the French Commercial Code relating to the methods of determination of the required majority for the adoption of resolutions by general shareholder’ meetings.

TEXT OF THE RESOLUTIONS

RESOLUTIONS WITHIN THE AUTHORITY OF THE ORDINARY SHAREHOLDERS’ MEETING

1 resolution
Renewal of the term of office of Mr. Jean-Baptiste Rudelle as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Mr. Jean-Baptiste Rudelle expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. Jean-Baptiste Rudelle as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2021.

2 resolution
Renewal of the term of office of Mr. James Warner as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Mr. James Warner expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. James Warner as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2021.

3 resolution

Annex A-3

Renewal of the term of office of Mr. Edmond Mesrobian as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Mr. Edmond Mesrobian expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. Edmond Mesrobian as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2021.

4 resolution
Renewal of the term of office of Ms. Marie Lalleman as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Ms. Marie Lalleman expires at the end of this Shareholders’ Meeting, renews the term of office of Ms. Marie Lalleman as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2021.

5 resolution
Non-binding advisory vote to approve the compensation for the named executive officers of the Company
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
approves, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.

6 resolution
Approval of the statutory financial statements for the fiscal year ended December 31, 2019
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the management report on the Company’s activities and accounts for the fiscal year ended December 31, 2019 and the report of the Statutory Auditors on the performance of their duties for this fiscal year, approves the statutory financial statements of the Company for the fiscal year ended December 31, 2019, which show profits amounting to €135,833,395, as well as the transactions reflected therein and summarized in these reports, and notes that the annual financial statements show neither excess depreciation and other non-deductible amortization, nor the sumptuary expenses referred to in Article 39-4 of the General Tax Code.
7 resolution
Approval of the consolidated financial statements for the fiscal year ended December 31, 2019
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings,

Annex A-4

having reviewed the management report for the Company and its subsidiaries for the fiscal year ended December 31, 2019 and the consolidated financial statements for that year, as well as the report of the Statutory Auditors thereon, approves the consolidated financial statements of the Company (prepared in accordance with IFRS) for the fiscal year ended December 31, 2019, as presented, as well as the transactions reflected therein and summarized in these reports.

8 resolution
Approval of the allocation of profits for the fiscal year ended December 31, 2019
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report:

–	acknowledges that the profits for the fiscal year ended December 31, 2019 amount to €135,833,395

–	decides to allocate the total profits to retained earnings.
It is noted that no dividends have been distributed for the last three fiscal years.

9 resolution
Approval of an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Marie Lalleman)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
approves, in accordance with Article L. 225-40 of the French Commercial Code, the indemnification agreement entered into between the Company and Ms. Marie Lalleman, director.

10 resolution
Approval of an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Megan Clarken)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
approves, in accordance with Article L. 225-40 of the French Commercial Code, the indemnification agreement entered into between the Company and Ms Megan Clarken, chief executive officer.

11 resolution
Approval of an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Consultancy agreement entered into with the company Rocabella)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
approves, in accordance with Article L. 225-40 of the French Commercial Code, the Consultancy agreement

Annex A-5

entered into between the Company and the company Rocabella, hold at 100% by Mr. Jean-Baptiste Rudelle, Chairman of the Board of directors, and members of his family.

12 resolution
Delegation of authority to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report, the report of the independent expert designated in accordance with Articles R. 225-160-1 et seq. of the French Commercial Code and the Statutory Auditors’ special report, in accordance with Article L. 225-209-2 of the French Commercial Code, authorizes the Board of Directors to purchase shares of the Company under the conditions set forth in Article L. 225-209-2 of the French Commercial Code, decides that the purchase of these shares may be effected on one or more occasions, on the market or off market, including without limitation through an accelerated bookbuilding procedure (BB) or block trade, but this authorization shall however not be used by the Board of Directors during a public tender offer by a third-party, decides that the authorization may be used and the shares so purchased may be allocated:

–
within two (2) years from their purchase date, as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-kind transaction, or

–
within one (1) year from their purchase date, to serve stock option plans, free share plans, profit sharing plans and other allocations to employees and officers of the Company and of its affiliates; or

–	to any further purpose as may be authorized by the law when this delegation shall be used by the Board of Directors,

acknowledges that the maximum number of shares that may be purchased pursuant to this resolution for the purposes stated in this resolution shall at no time exceed 10% of the total number of shares of the Company outstanding, provided that if the shares are allocated as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-kind transaction, the maximum number of shares that may be purchased for that purposes shall at no time exceed 5% of the total number of shares of the Company outstanding, decides that all or part of the purchased shares, subject to the adoption of the Thirteenth resolution below, can be cancelled under the terms and conditions set forth in the said resolution, acknowledges that any shares not used for the above mentioned purposes within the relevant time period will be automatically cancelled, decides to set the minimum purchase price per share (excluding fees and commissions) at $5.89, or the then euro equivalent on the date on which this authorization is used, and the maximum purchase price per share (excluding fees and commissions) at $22.75, or the then euro equivalent on the date on which this authorization is used, in accordance with the report by the independent expert pursuant to Article L. 225-209-2 of the French Commercial Code, with an overall cap of $150,611,552; subject to adjustments as necessary to reflect any relevant capital transactions (e.g. incorporation of reserves, allocation of free shares, stock splits or reverse stock splits) that might occur during the term of this authorization, decides that the purchase price per share under this authorization shall be set by the Board of Directors, grants full powers to the Board of Directors, with the option to sub-delegate powers to the Chief Executive Officer or, with the agreement of the latter, to one or more Deputy Chief Executive Officers (directeurs généraux délégués),

Annex A-6

to implement this authorization, place stock market orders, enter into all types of agreements as permitted by law, carry out any formalities, procedures and filings with the French Autorité des Marchés Financiers and other competent bodies, and, in general, do whatever is necessary.
This authorization is granted to the Board of Directors for a period of twelve (12) months from the date of this Shareholders’ Meeting, and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of May 16, 2019, provided that, if during the effective time of this authorization, the Company’s shares are admitted to trading on a regulated market or a multilateral trading facility within the meaning of the French Commercial Code, such authorization would automatically lapse.

RESOLUTIONS WITHIN THE AUTHORITY OF THE EXTRAORDINARY SHAREHOLDERS’ MEETING

13 resolution
Delegation of authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, subject to adoption of the Twelfth resolution herein,
authorizes the Board of Directors, in accordance with Article L. 225-209-2 of the French Commercial Code, to cancel, on one or more occasions, all or part of the shares repurchased by the Company and to reduce the share capital accordingly, such cancellations not to exceed 10% of the share capital of the Company in the aggregate per twenty-four month period, decides that any potential excess of the purchase price of the shares over their par value will be charged on any available reserve account, including the legal reserves, provided that such legal reserve is not less than 10% of the share capital of Company after the completion of the capital reduction, grants full powers to the Board of Directors, with the option to sub-delegate as provided by law, to carry out all acts, formalities or declarations necessary to finalize the capital reductions that could be achieved pursuant to this authorization and for the purposes of amending the Company's by-laws as a result.
This authorization is granted to the Board of Directors for a period of twelve (12) months from the date of this Shareholders’ Meeting and supersedes the authorization for the same purpose pursuant to the 19th resolution of the Shareholders’ Meeting of May 16, 2019.

14 resolution
Authorization to be given to the Board of Directors to reduce the Company’s share capital by cancelling the shares acquired by the Company pursuant provisions of Article L. 225-208 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the auditor’s report, acting in accordance with Articles L. 225-204 to L. 225-205 of the French Commercial Code,
authorizes the Board of Directors to carry out a share capital reduction not motivated by losses, on one or more occasions, up to a maximum amount of EUR 165,507.20, by way of cancellation of a maximum of 6,620,288 Company’s shares with a par value €0.025 per share, acquired by the Company in accordance with Article L. 225-208 of the French Commercial Code, linked to purchase of options or free shares granted by the Company which have lapsed, decides that the Board of Directors is granted all powers, with the right of sub-delegation under the conditions provided by the law and under the conditions specified below, notably:

Annex A-7

–
in the event of the opposition of one or more creditors of the Company within the deadline for opposition from creditors, which will start to run from the filing of the minutes of the current shareholders’ meeting and of the minutes of the Board of Directors implementing the current authorization, take any appropriate measure, set up any security or execute any court decision ordering the lodging of guarantees or the reimbursement of debts,

–	amend the Company’s by-laws accordingly and, more generally, do whatever is useful or necessary for the implementation of the current resolution decides that this authorization is granted to the Board of Directors for a period of twelve (12) months from the date of this Shareholders’ Meeting and shall not be used during a public tender offer by a third party,

15 resolution
Delegation of authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock
The Shareholders' Meeting, acting under the conditions of quorum and majority required for the extraordinary shareholders' meetings, having reviewed the Board of Directors' report and the Statutory Auditors' report, in accordance with Articles L.225-204 and L.225-207 of the French commercial Code, authorizes the Board of Directors to decide, as appropriate, at its own discretion, to carry-out, in one or more times, one or more repurchases of shares (or ADS) within the limit of a maximum number of 6,620,288 shares (representing approximately 10% of the share capital of the Company as of March 31, 2020) of a nominal value of 0.025 euro for the purposes of cancelling them and resulting in the Company's share capital reduction not arising from losses, of a maximum nominal amount of €165,507.20, in accordance with the provisions of Article L. 225-207 of the French commercial Code;
decides that the Board of Directors shall have all powers, with the right to sub-delegate, under the conditions laid down by the law, to implement this delegation in accordance with applicable law and the by-laws of the Company, and in particular to:

•
set the final terms and conditions of the transaction, including in particular the number of shares to be repurchased and cancelled within the aforementioned limit and maximum repurchase price at USD22,75 per share (or the equivalent in euros of this amount on the date of, use of this delegation), i.e., a maximum aggregate amount of $150,611,552;

•
in the event of opposition by one or more of the Company's creditors within the period of opposition by the creditors, which shall begin to run as from the filing at the Commercial Court registry of the present decision's minutes and of the Board of Directors' minutes implementing this delegation, take any appropriate measure, create any financial security or comply with any court decision ordering the creation of guarantees or the repayment of debts;

•	make to all shareholders a buyback offer by the Company;

•	in view of the results of the buyback offer, determine the final amount of the capital reduction and acknowledge the completion of the capital reduction;

•
if applicable, decide to deduct the difference between the repurchase value of the shares acquired and the nominal of the cancelled shares from any available reserves and premium accounts, or from a retained earnings account;

•	make any corresponding amendment to the Company's by-laws, and, in general, take any action and perform all formalities required to carry out this resolution;
decides that this authorization is granted to the Board of Directors for a period of eighteen (18) months from the

Annex A-8

date of this Shareholders' Meeting and may not be implemented in the event of a public tender offer by a third party.

16 resolution
Authorization to be given to the board of directors to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders' preferential subscription right

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings,

having reviewed the Board of Directors’ report and the Statutory Auditors’ report,

authorizes the Board of Directors, pursuant to Articles L.225-177 to L.225-185 of the French Commercial Code, to grant, during periods authorized by the law, in one or several times, in favor of the corporate officers listed in Article L. 225-185 of the French Commercial Code and employees (or some of them) of the Company and companies and economic interest groups related to the Company under the conditions referred to in Article L.225-180-I of the French Commercial Code, options giving the right to subscribe or to purchase Ordinary Shares of the Company, provided that:

–
the number of shares that may be issued or acquired upon the exercise of options granted pursuant to this authorization shall be deducted from the overall limit set forth in the Twentieth resolution below, and

–	the total number of shares to be issued on exercise of granted but unexercised OSAs may never exceed one third of the share capital,

decides that this authorization is granted to the Board of Directors for a period of thirty-eight (38) months from the date of this Shareholders’ Meeting and supersedes the authorization having the same purpose granted pursuant to the fifteenth resolution of the Shareholders’ Meeting dated June 28, 2017.

decides this authorization includes, in favor of the holders of OSAs, express waiver by shareholders of their preferential subscription right with respect to shares that may be granted as OSAs are exercised, and shall be implemented in accordance with the terms and conditions provided by applicable laws and regulations in force on the day the OSAs are granted, decides that the purchase or subscription price per share shall be fixed by the Board of Directors on the day the option is granted, by reference to the closing sale price of an American Depositary Share representing an ordinary share of the Company on the Nasdaq Stock Market on the day preceding the date of the Board of Directors’ decision to grant the options. However, the purchase or subscription price per share shall not, in any case, be less than ninety-five percent (95%) of the average of the closing sale price of an American Depositary Share representing one ordinary share of the Company on the Nasdaq Stock Market during the twenty days of trading preceding the day of the Board of Directors’ decision to grant options;

provided that, when an option allows its holder to purchase shares which have been previously purchased by the Company, its exercise price, without prejudice to the provisions above and in accordance with legal provisions in force, may not, in addition, be less than 80% of the average price paid by the Company for the purchase of the treasury shares by the Company;

decides the subscription or purchase price for the shares to which the options relate cannot be modified during the term of the options, provided that, if the Company were to carry out one of the transactions referred to in Article L.225-181 of the French Commercial Code, it shall take the necessary steps to protect the interests of the holders of the options under the conditions provided in Article L.228-99 of the French Commercial Code, decides that, in the event the adjustment referred to in Article L.228-99 3° of the French Commercial Code is

Annex A-9

necessary, the adjustment would be realized by applying the method provided in Article R.228-91 of the French Commercial Code, provided that the value of the preferential subscription rights, as well as the value of the shares before detachment of subscription rights would, if necessary, be determined by the Board of Directors based on the subscription, exchange or sale price per share used for the last transaction with respect to the share capital of the Company (capital increase, contributions-in kind of securities, sale of shares, etc.) during the six (6) months preceding such meeting of the Board of Directors, or, if no such transaction occurred, based on other financial parameters deemed appropriate by the Board of Directors (which parameters will be validated by the Statutory Auditor of the Company), decides that in the event of the issue of new shares or new securities giving access to the Company’s share capital or in the event of a merger or scission of the Company, the Board of Directors may suspend, if necessary, the exercise of options, sets the maximum the term of the options at nine years and six months from the date of the grant, or up to ten years in the event of the death or disability of the option holder with such nine year and six month term, and grants all powers to the Board of Directors, within the limits set out above, to:

–	determine the categories of option holders and the identity of holders of OSAs or OAAs, as well as the number of options to grant to each holder;

–
set, and as the case amend, the purchase and/or subscription price of the shares underlying the OSAs or OAAs, within the limits set forth above, provided that the subscription price per share shall be at least equal to the par value of the share;

–
ensure that the number of OSAs granted by the Board of Directors is set such that the total number of OSAs granted but not exercised does not give right to subscribe to a number of shares exceeding a third of the share capital;

–
determine the modalities of a OSA or OAA plan and set the conditions in which the options will be granted, including, in particular, the schedule of exercise of options granted, which may vary according to the holders; provided that these conditions may include clauses prohibiting immediate resale of all or part of the shares delivered upon exercise of the options, within the limits set by applicable law;

–	acquire shares of the Company, if any, as necessary for the allocation of any shares to which OAAs give right;

–	proceed with the adjustments referred to in article R.228-91 of the French Commercial Code, when applicable;

–
complete, with power to subdelegate, all acts and formalities in order to finalize the capital increases that may be effected pursuant to the authorization subject to this resolution and proceed with the subsequent amendment of the by-laws of the Company;

–
charge, if it deems necessary, fees of capital increases from the amount of premiums related to these increases and deduct from this amount the necessary sums to bring the legal reserve to a tenth of the new share capital following any increase;

–	and, generally, in accordance with applicable law, either itself or through a representative, take any action and execute any agreement that is necessary for the implementation of this authorization;

The Board of Directors will inform the Shareholders’ Meeting each year of the operations carried out within the

Annex A-10

framework of this resolution.

17 resolution
Authorization to be given to the Board of Directors to grant time-based restricted stock units (“Time-Based RSUs”) to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings,

having reviewed the Board of Directors’ report and the Statutory Auditors’ report,

authorizes, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, the Board of Directors to make, on one or more occasions, at the times and on the terms it shall determine, a grant of Time-Based RSUs either existing or to be issued by the Company, in favor of all, or certain of, the employees of the Company, or companies or economic interest groups in which the Company holds, directly or indirectly, at least 10% of the share capital or the voting rights at the date of grant of the relevant Time-Based RSUs, in France or abroad (taken together, the “Criteo Group”), as well as to the corporate officers listed in Article L. 225-197-1 II of the French Commercial Code (being, as of the date hereof, the chairman of the Board of Directors, the Chief Executive Officer and the Deputy Chief Executive Officers).

decides that the total amount of shares with a par value of €0.025 per share, which may be granted at no consideration by the Board of Directors pursuant to this authorization shall be deducted from the overall limit set forth in the Twentieth resolution below, and shall, in any case, not exceed the applicable limit set forth by French law of 10% of the share capital as of the date the Time-Based RSUs are granted by the Board of Directors, decides that the vesting period (the “Vesting Period”) for any grant of Time-Based RSUs pursuant to this authorization will be at least one year and that a minimum holding period of the shares delivered pursuant to the vesting of the Time-Based RSUs of one year from the vesting date shall apply to the grantees (the “Holding Period”), provided that the Board of Directors may reduce the duration of the Holding Period, or remove the Holding Period altogether, as long as it sets a total duration of at least two years for both periods (i.e., Vesting Period and Holding Period) taken together, decides, notwithstanding the above, that in the event of the disability of a grantee ranking in the second and the third of the categories referred to in Article L.341-4 of the French Social Security Code, the Time-Based RSUs shall vest on the date of disability and that the shares underlying the Time-Based RSUs delivered to the disabled grantee will be freely transferable as from the date of their vesting.
decides, notwithstanding the above, that in the event of the death of a grantee during the vesting period, the Time-Based RSUs shall vest at the date of the request for vesting duly made by his or her beneficiaries in the framework of the inheritance. The request for vesting of the Time-Based RSUs shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
decides that the duration of the Vesting Period and the Holding Period will be set by the Board of Directors within the above mentioned limits,

notes that, pursuant to the provisions of Article L.225-197-1 of the French Commercial Code, when the grant involves shares to be issued, the shareholders’ preferential subscription rights to the newly issued shares will be automatically waived pursuant to this authorization; the corresponding share capital increase shall be definitively realized solely as a result of the vesting of the shares underlying the Time-Based RSUs to the grantees, notes that this decision entails, as necessary, waiver by the shareholders, in favor of the grantees, with respect to reserves, profits or premiums which, if applicable, will be used in the event of an issuance of new shares at the end of the Vesting Period, and grants to the Board of Directors all powers to:

Annex A-11

–	acknowledge the existence of sufficient reserves and, at each allocation, to wire to a restricted reserve account the funds necessary for the issuance of new shares to be granted,

–	determine the categories and the identity of the grantees of the allocations, as well as the number of Time-Based RSUs to be granted to each of them,

–	set and, as the case may be, amend the conditions and, if applicable, the criteria of vesting of the Time-Based RSUs,

–
acknowledge, either itself or through a representative, from time to time, the share capital increases as a result of the issuance of shares underlying the vested Time-Based RSUs, and proceed with the subsequent amendments of the by-laws of the Company,

–	complete any share acquisitions that may be necessary for the delivery of Time-Based RSUs,

–
adjust, if necessary, during the Vesting Period, the number of Time-Based RSUs granted resulting from any operation on the Company's share capital in order to ensure that the rights of the grantees are maintained, it being specified that the shares granted in application of these adjustments will be deemed allocated on the same day as the shares initially granted,

–	take any action necessary to ensure that grantees comply with the Holding Period, if any

–	and, generally, in accordance with applicable law, either itself or through a representative, take any action and execute any agreement that is necessary for the implementation of this authorization,

decides that this authorization is granted to the Board of Directors for a period of thirty-eight (38) months from the date of this Shareholders’ Meeting,

specifies, as appropriate, that this delegation, supersedes the authorization having the same purpose granted pursuant to the sixteenth resolution of the Shareholders’ Meeting dated June 28, 2017.

The Board of Directors will inform the Shareholders’ Meeting each year of the operations carried out within the framework of this resolution.

18 resolution
Authorization to be given to the Board of Directors to grant performance-based restricted stock units ("Performance-Based RSUs") to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code from time to time, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings,

having reviewed the Board of Directors’ report and the Statutory Auditors’ report,

authorizes, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, the Board of Directors to make, on one or more occasions, at the times and on the terms it shall determine, a grant of Performance-Based RSUs either existing or to be issued by the Company, in favor of (i) the corporate officers listed in Article L. 225-197-1 II of the French Commercial Code (being, as of the date hereof, the chairman of the Board of Directors, the Chief Executive Officer and the Deputy Chief Executive Officers) and, as the case

Annex A-12

may be, (ii) certain named executive officers, members of executive management or employees, of the Criteo Group, as determined by the Board of Directors provided in, all cases, that they are employees of the Criteo Group, decides that the total amount of shares with a par value of €0.025 per share, which may be granted at no consideration by the Board of Directors pursuant to this authorization shall be deducted from the overall limit set forth in the Twentieth resolution below, and shall, in any case, not exceed the applicable limit set forth by French law of 10% of the share capital as of the date a Performance-Based RSU is granted by the Board of Directors, decides that the acquisition of shares by the relevant grantees shall be expressly conditioned on the achievement of individual or company performance goals that will be set by the Board of Directors, potentially upon recommendation of the Compensation Committee, decides that the vesting period (the “Vesting Period”) for any grant of Performance-Based RSUs pursuant to this authorization will be at least one year and that a minimum holding period of the shares delivered pursuant to the vesting of the Performance-Based RSUs of one year from the vesting date shall apply to the grantees (the “Holding Period”), provided that the Board of Directors may reduce the duration of the Holding Period, or remove the Holding Period altogether, as long as it sets a total duration of at least two years for both periods (i.e., Vesting Period and Holding Period) taken together, decides, notwithstanding the above, that in the event of the disability of a grantee ranking in the second and the third of the categories referred to in Article L.341-4 of the French Social Security Code, the Performance-Based RSUs shall vest on the date of disability and that the shares underlying the Performance-Based RSUs delivered to the disabled grantee will be fully transferable as from the date of their vesting, decides, notwithstanding the above, that in the event of the death of a grantee during the vesting period, the Performance-Based RSUs shall vest at the date of the request for vesting duly made by his or her beneficiaries in the framework of the inheritance. The request for vesting of the Performance-Based RSUs shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.

decides that durations of the Vesting Period and the Holding Period will be set by the Board of Directors within the above mentioned limits,

notes that, pursuant to the provisions of Article L.225-197-1 of the French Commercial Code, when the grant involves shares to be issued, the shareholders’ preferential subscription rights to the newly issued shares will be automatically waived pursuant to this authorization; the corresponding share capital increase shall be definitively completed solely as a result of the vesting of the shares underlying the Performance-Based RSUs to the grantees, notes that this decision entails, as necessary, waiver by the shareholders, in favor of the grantees, with respect to reserves, profits or premiums which, if applicable, will be used in the event of an issuance of new shares at the end of the Vesting Period, and grants to the Board of Directors all powers to:

–	acknowledge the existence of sufficient reserves and, at each allocation, to wire to a restricted reserve account the funds necessary for the issuance of new shares to be granted,

–	determine the categories and the identity of the grantees, as well as the number of Performance-Based RSUs to be granted to each of them,

–
set and, as the case may be, amend the criteria, performance goals and, if applicable, other metrics for the vesting of the Performance-Based RSUs and the timeframe for the determination of whether such criteria, goals and metrics have been met,

Annex A-13

–
evaluate the achievement of the performance goals on which the vesting of the Performance-Based RSUs shall depend for some or all of the grantees, and add any conditions and criteria that it deems appropriate,

–
acknowledge, from time to time, either itself or through a representative, the share capital increases as a result of the issuance of the shares underlying the vested Performance-Based RSUs, and proceed with the subsequent amendment of the by-laws of the Company,

–	complete any share acquisitions that may be necessary for the delivery of Performance-Based RSUs,

–
adjust, if necessary, during the Vesting Period, the number of Performance-Based RSUs granted resulting from any operation on the Company's share capital in order to ensure that the rights of the grantees are maintained, it being specified that the shares granted in application of these adjustments will be deemed allocated on the same day as the shares initially granted,

–	take any action necessary to ensure that grantees comply with the Holding Period, if any,

–	and, generally, in accordance with applicable law, either itself or through a representative, take any action and execute any agreement that is necessary for the implementation of this authorization,

decides that this authorization is granted to the Board of Directors for a period of thirty-eight (38) months from the date of this Shareholders’ Meeting,

specifies, as appropriate, that this delegation, supersedes the authorization having the same purpose granted pursuant to the seventeenth resolution of the Shareholders’ Meeting dated June 28, 2017.

The Board of Directors will inform the Shareholders’ Meeting each year of the operations carried out within the framework of this resolution.

19 resolution
Approval of the maximum number of shares that may be issued or acquired pursuant to resolution 16 (authorization to grant options to purchase or to subscribe shares), resolution 17 (authorization to grant time-based free shares/restricted stock units/RSUs to employees and corporate officers of the Company and employees of its subsidiaries) and resolution 18 (authorization to grant performance-based free shares/restricted stock units/RSUs to employees and corporate officers of the Company and employees of its subsidiaries)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ reports, decides to set at 6,463,000 shares with a nominal value of €0.025 each, the maximum number of shares (i) which may be issued or acquired upon the exercise of options granted after this meeting pursuant to the Sixteenth resolution above, and (ii) that would be granted free of charge (PSUs/RSUs) granted after this meeting pursuant to the Seventeenth resolution and the Eighteenth resolution above; it being specified that (x) this global limit does not include any additional shares issued to preserve, in accordance with applicable contractual provisions, the rights of any holder of securities or other rights giving access to shares of the Company and, (y) this limit does not apply to the number of shares issued, acquired or likely to be issued pursuant to options, warrants, founders warrants (BSPCE) and free shares granted prior to this Shareholders' Meeting.

20 resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by way issuing

Annex A-14

ordinary shares or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, after having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with the provisions of Articles L. 225-129 et seq. of the French Commercial Code, notably, Articles L. 225-129 to L. 225-129-6, L. 225-132, L. 225-133, L. 225-134, L. 228-91 and L. 228-92,
grants to the Board of Directors the authority to decide, on one or more occasions, in the proportions and at the times it considers appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by reference to multiple currencies, for free or against consideration, to issue ordinary shares of the Company and any type of securities giving, by any means, immediately and/or in the future, access to the Company’s share capital, said shares conferring the same rights as existing shares, except for their dividend entitlement date, decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides that the shareholders have, in proportion to the amount of their shares, a preferential right of subscription to the ordinary shares or securities to be issued, as the case may be, pursuant to this delegation, grants to the Board of Directors the power to grant to the shareholders the right to subscribe, subject to pro rata reduction (à titre réductible), to a greater number of shares than the number of shares to which they would be entitled to subscribe by irrevocable entitlement (à titre irréductible), proportional to the amount of shares they hold, and, in any event, within the limit of the number they request, decides that the maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed the global amount of €827,536. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital to be completed will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:

–	this amount will be increased, if applicable, for any redemption premium above nominal value,

–	this amount will be deducted from the overall limit set forth in Twenty-fifth resolution below,

–	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code,

decides that if the statutory and optional (if any) subscriptions do not result in the issuance being subscribed for in full, the Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French Commercial Code, in particular it may:

–	limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided,

–	freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for, and

–	and, publicly trade all or part of the issued, but not subscribed securities, in France or abroad,

Annex A-15

decides that the issuance of warrants (bons de souscription d’actions, or warrants) of the Company may be performed by way of an offer to subscribe, but also by way of free allocation to the holders of existing shares, decides, in the case of free allocation of warrants (bons de souscription d’actions, or warrants), that the Board of Directors would have the possibility to decide that the allocation rights on fractional shares will not be tradeable and that the corresponding shares will be sold, takes note, as necessary, that the present delegation unconditionally and expressly waives, in favor of the holders of the securities to be issued giving access to the Company's share capital, if any, pursuant to the present delegation, express renunciation by the shareholders to their preferential subscription right to the ordinary shares to which those securities give right, specifies that the delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of this Shareholders’ Meeting, and supersedes all previous delegation established for the same purpose, decides that the Board of Directors is granted all powers, with the right of sub-delegation under the conditions established by applicable laws and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:

–
set the dates, conditions and modalities of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

–
determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as the case may be, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital,

–
make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, and

–	and, suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months, decides that the Board of Directors may:

–
in its sole discretion and whenever it deems it appropriate, charge the expenses, rights and fees generated by the share capital increases performed by virtue of the present delegation, to the total amount of the premium related to those transactions and withdraw, from the amount of such premium, the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase,

–	take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market, and,

–
more generally, enter into any agreement, notably to successfully complete the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose finalizing the share capital increases that may be made pursuant to this delegation, as well as to carry out the corresponding amendment of the Company’s by-laws.

21 resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129 et seq. of the French Commercial Code, and notably, Articles L. 225-129 to L. 225-129-6, L. 225-135, L. 225-135-1, L. 225-136, L. 228-91 and L. 228-92,

Annex A-16

grants to the Board of Directors the authority to decide to issue, by way of public offering, on one or more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by reference to multiple currencies, for free or against consideration, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, such shares conferring the same rights as existing shares, except for their dividend entitlement date, decides that this authorization shall not be used by the Board of Directors during a public tender offer by a third-party, decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides to waive the shareholders’ preferential subscription right attached to the ordinary shares or securities issued by virtue of the present delegation, decides to allow the Board of Directors to grant, at its own discretion, to shareholders a priority subscription right on all or some of the issuances pursuant to this authorization under the terms and conditions set forth pursuant to Article L. 225-135 of the French Commercial Code, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market (marché réglementé) within the meaning of the French Commercial Code. This priority subscription right will not give rise to the creation of negotiable rights, but may be exercised by irrevocable entitlement (à titre irréductible) or subject to pro rata reduction (à titre réductible), if the Board of Directors decides that it is appropriate, notes, as necessary, that the present delegation includes, in favor of the holders of the securities to be issued giving access to the Company's share capital, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right, decides that the maximum nominal amount of the share capital increase that may be completed, immediately or in the future, by virtue of this resolution, may not exceed the global amount of €165,507.20. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in addition, that the nominal amount of any share capital increase that may be completed by virtue of the powers granted to the Board of Directors pursuant to this resolution will be deducted from the overall limit set forth in the Twenty-fifth resolution below, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital that may be completed by virtue of this resolution will not exceed $500.000.000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:

–	this amount will be increased, if applicable, for any redemption premium above nominal value,

–	this amount will be deducted from the overall limit set forth in the Twenty-fifth resolution below,

–	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code,

decides that if the issuance of shares or securities referred to above is not subscribed for in full, the Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French Commercial Code, in particular it may:

–	limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided,

–	freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for, and

–	publicly trade all or part of the issued but not subscribed-for securities, in France or abroad,

Annex A-17

decides that the issue price of the shares that may be issued by virtue of the present delegation will be determined by the Board of Directors and will be at least equal to the average of the weighted average price by volume of a share of the Company on the Nasdaq Global Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 10% (provided that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price will be determined in accordance with the provisions of Article L. 225-136-1 of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date of the shares and it being specified that the issue price of the securities giving access to capital to the Company’s share capital issued by virtue of the present delegation, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be, for each ordinary share issued as a consequence of the issue of said securities, at least equal to the minimum amount set forth above, decides that this delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of this Shareholders’ Meeting, and supersedes all previous delegation established for the same purpose, decides that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with applicable law and regulations, to implement, in accordance with provisions set forth in the law and the Company’s by-laws, the present delegation in order to, notably:

–
set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

–
determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and where appropriate, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital,

–
make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions,

–	and, suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months, decides that the Board of Directors may:

–
in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution to the amount of the premium related to such increases and deduct from this amount the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase,

–
make any decision in relation to the admission of the securities issued to trading on the Nasdaq Global Market in the United States of America, and, more generally, enter into any agreement, particularly to ensure the successful completion of the proposed issuances of shares or securities, take all measures and carry out all formalities for the purpose of finalizing the share capital increases that may be made pursuant to this delegation, as well as to carry out the corresponding amendment of the Company’s by-laws.

22 resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory auditors’ report, acting in accordance with Articles L. 225-129, L. 225-129-2, L. 225-138 and L. 228-91 et seq. of the French

Annex A-18

Commercial Code,
grants to the Board of Directors the authority to decide, on one or more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, to increase the number of authorized ordinary shares of the Company or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s share capital (including without limitation, any bonds redeemable or convertible for ordinary shares and any warrants attached or not to ordinary shares or other types of securities), which securities may be issued in euros, a foreign currency or in any monetary units established by reference to several currencies at the option of the Board of Directors, to be paid in cash, including by way of set-off against receivables, decides that this authorization shall not be used during a public tender offer by a third party, decides that the maximum nominal amount of the share capital increase, immediately or in the future, by virtue of the powers granted by the Shareholders’ Meeting to the Board of Directors pursuant to this resolution, may not exceed the global amount of €165,507.20. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the Twenty-fifth resolution below, decides that the nominal amount of all debt securities giving access to the Company’s share capital to be issued pursuant to this authorization will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency),

–	this amount will be increased, if applicable, for any redemption premium above the nominal value,

–	this amount will be deducted from the overall limit set forth in the Twenty-fifth resolution below,

–	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code,

decides to waive the shareholders’ preferential subscription rights attached to the shares and securities which will be issued and to restrict the persons eligible to subscribe for those shares and securities to which this resolution pertains to the following category of persons:

–
any bank, investment services provider or member of a banking syndicate (underwriting) undertaking to ensure the realization of the share capital increase or any issuance that could in the future lead to a share capital increase in accordance with the present delegation of authority;

take notes, as necessary, that the present delegation of authority automatically includes, for the benefit of the holders of the securities giving access to the Company’s share capital to be issued pursuant to this delegation, as applicable, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right, decides that the issue price of the ordinary shares to be issued by virtue of the present delegation will be at least equal to the weighted average price of the American Depositary Shares representing the Company’s ordinary shares on the Nasdaq Global Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 10% (provided that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price shall be determined in accordance with the provisions of Article L. 225-136-1° of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date of the shares, provided that (i) in the case of an issuance of securities giving access to the Company’s share capital, the issue price of the ordinary shares to be issued upon the exercise, conversion or exchange of such securities, may, as applicable, be set, at the discretion of the Board of Directors, by reference to a formula set by it and applicable after the issuance of the securities (for example, upon exercise, conversion or exchange) in which case the aforementioned maximum discount may be determined, if the Board of Directors deems appropriate, on the date of the application of the formula (and not on the date of the setting of the issue price), and (ii) the issue price of

Annex A-19

the securities giving access to the Company’s share capital issued by virtue of the present resolution, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be, for each ordinary share issued as a consequence of the issue of said securities, at least equal to the minimum amount set forth above, specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting and supersedes all previous delegations for the same purpose, decides that the Board of Directors is granted all powers to implement, in accordance with provisions set forth in the law and the by-laws of the Company, the present delegation in order to, notably:

–
determine the amount of the share capital increase, the issue price (provided that such price will be determined in accordance with the conditions set forth above), and the premium that may, if appropriate, be requested at the issuance;

–	set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued;

–	determine the dividend eligibility date, which may be retroactive, for shares or securities giving access to the Company’s share capital to be issued and the method of payment;

–	set the list of the beneficiaries within the above mentioned category of persons and the number of securities to be granted to each of them;

–
in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution to the amount of the premium related to such increases and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase;

–	acknowledge completion of each share capital increase and make the corresponding amendments to the Company’s by-laws;

–
in general, enter into any agreement, particularly to ensure the successful completion of the proposed issuances, take all measures and accomplish all formalities required for the issuance, for the listing and for any financial services relating to the securities issued by virtue of the present delegation, as well as pursuant to the exercise of the rights attached thereto;

–	make any decisions relating to the admission of the shares or securities issued for trading on the Nasdaq Global Market.

23 resolution
Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without preserving shareholders’ preferential subscription rights pursuant to items 20 to 22 above, and pursuant to the delegation adopted by the 24th resolution of the Shareholders’ Meeting held on May 16, 2019
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129, L. 225-129-2, L. 225-135, L. 225-135-1 et seq., L. 228-91 and L. 228-92 of the French Commercial Code,
grants to the Board of Directors the authority to increase the number of shares or securities to be issued in the event of oversubscription, with or without preserving preferential subscription right, in connection with any increase of the share capital of the Company carried out pursuant to the Twentieth resolution to Twenty-second resolution above, and pursuant to the Resolution 24 of the Shareholders’ Meeting held on May 16, 2019 in accordance with the conditions set forth in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (which, as of the date hereof, permits the issuance of shares or securities at the same price as the initial issuance and up to a limit of 15% of the amount of the initial issuance, within thirty days of the closing date of the initial subscription), such shares conferring the same rights as existing shares, except for their dividend entitlement

Annex A-20

date,
decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the Twenty-fifth resolution below, decides that the present delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of this Shareholders’ Meeting, decides that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with applicable law and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:

–
set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

–
determines the amounts to be issued, the dividend determination date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as applicable, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of the securities giving access to the Company’s share capital,

–
make any adjustment required in order to protect the interests of the holders of rights attached to the securities giving access to the Company’s share capital that shall be issued, in accordance with legal and regulatory requirements as well as applicable contractual provisions, and

–	suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months, decides that the Board of Directors may:

–
in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution, to the amount of the premium related to such increases and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase,

–	take any decision in relation to the admission of the securities issued to trading on the Nasdaq Global Market, and

–
more generally, enter into any agreement, in particular to ensure the successful completion of the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose of finalizing the share capital increases that may be made pursuant to this delegation, as well as to make the corresponding amendment of the Company’s by-laws.

24 resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d’épargne d’entreprise)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and Article L. 3332-1 et seq. of the French Labor Code,
grants to the Board of Directors the authority to issue, on one or more occasions in the proportions and at the times it deems appropriate, ordinary shares or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s ordinary shares reserved for participants in a savings plan of the Company or, as applicable, of French or foreign companies affiliated with the Company according to Article L. 225-180 of the French Commercial Code and Article L. 3344-1 of the French Labor Code,
decides that the maximum nominal amount of the increase in share capital that may be completed pursuant to this resolution may not exceed €49,652.15. This limit is set without taking into account the par value of the

Annex A-21

Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the Twenty-fifth resolution below, decides that the total nominal amount of debt securities issued giving access to the Company’s share capital that may be issued pursuant to this resolution shall not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), will be deducted from the overall limit set forth in the Twenty-fifth resolution below, specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting, decides that the issue price of the new shares or securities giving access to the Company’s share capital will be determined by the Board of Directors in accordance with Articles L. 3332-18 to L. 3332-23 of the French Labor Code,
decides to waive, for the benefit of the participants in a savings plan, the shareholders’ preferential subscription rights to the shares or securities giving access by any means, immediately or in the future, to ordinary shares to be issued according to this resolution, decides that the Board of Directors is granted full powers to implement the present delegation, with the right to sub-delegate in accordance with the conditions set forth in applicable laws and regulations, particularly in order to, without limitation:

–	decide that the subscriptions may be completed directly or through employee shareholding funds, or any other structure or entity permitted by applicable laws or regulations;

–
set the dates, terms and conditions of any issuance pursuant to the present resolution, and, set the opening and closing dates of the subscriptions, the dividend entitlement date, the method of payment for shares and other securities giving access to the Company’s share capital, and to set the deadline for the payment for shares and, as applicable, other securities giving access to the Company’s share capital;

–
to apply for the admission to trading of the securities issued, record the completion of the share capital increases and to subsequently amend the Company’s by-laws, to carry out, directly or through an assignee, all transactions and formalities related to the share capital increases and, to charge the expenses of the share capital increases to the amount of the premiums related to such increases, and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each increase.

25 resolution
Approval of the overall limits pursuant to items 20 to 22, item 24 above and item 27 below
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, decides that:

–
the global nominal amount of the share capital increases which may be completed pursuant to the Twenty-first resolution, Twenty-second resolution, Twenty-fourth resolution above and Twenty-seventh resolution below may not exceed €165,507.20. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares of the Company, in accordance with legal and regulatory requirements as well as applicable contractual provisions,

–
the global nominal amount of the debt securities that may be issued pursuant to the delegations granted in Twentieth resolution, Twenty-first resolution, Twenty-second resolution, Twenty-fourth resolution above and Twenty-seventh resolution below shall not exceed $500,000,000 (or the corresponding value

Annex A-22

of this amount for an issuance in a foreign currency or in a monetary unit calculated by reference to multiple currencies).

26 resolution
Delegation of authority to the Board of Directors to decide on any merger-absorption, split or partial contribution of assets pursuant to the provisions of Article L. 236-9 II of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
acting in accordance with Article L. 236-9 II of the French Commercial Code, grants to the Board of Directors the authority to decide, at the times it shall determine, one or more transactions of merger-absorption, split or partial contribution of assets realized pursuant the provisions of Articles L. 236-1 et seq. of the French Commercial Code,
decides that the Board of Directors is granted full powers to implement, in accordance with provisions set forth in the law and the by-laws of the Company, the present delegation, for the purpose of deciding all the terms of any transaction which would be decided under this delegation, it being specified that if this operation requires an increase of the Company’s share capital, it must be carried out within the limits set in the Twenty-seventh resolution below, decides that this delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of the present Shareholders’ Meeting, decides that this authorization shall not be used by the Board of Directors during a public tender offer by a third-party.

27 resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing shares or securities given access to the share capital in the scope of a merger-absorption, split or partial contribution of assets decided by the Board of Directors pursuant to the Twenty-sixth resolution above
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, subject to the adoption of the Twenty-sixth resolution above, acting in accordance with Articles L. 225-129 to L. 225- 129-5 and L. 228-91 of the French Commercial Code,
grants to the Board of Directors the authority to decide to issue, on one or more occasions, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, (including without limitation, any bonds redeemable or convertible for ordinary shares and any warrants attached or not to ordinary shares or other types of securities), in compensation for contributions in kind granted to the Company as part of any merger-absorption, split or partial contribution of assets decided by the Board of Directors pursuant of the delegation granted under the Twenty-sixth resolution above, such shares conferring the same rights as existing shares said shares conferring the same rights as old shares subject to their date of use decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides, as necessary, to waive to the benefit of the shareholders of the absorbed company or the contributing company, the preferential subscription right attached to the ordinary shares or securities to be issued, notes, as necessary, that the present delegation includes, in favor of the holders of the securities to be issued giving access to the Company's share capital, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right,

Annex A-23

decides that the maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed the global amount of €165.507.20. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides that the nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in the Twenty-fifth resolution above, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital to be completed will not exceed $500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:

–	this amount will be increased, if applicable, for any redemption premium above nominal value,

–	this amount will be deducted from the overall limit set forth in the Twenty-fifth resolution above,

–	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code,

notes that the Board of Directors is granted all powers to decide and acknowledge completion of the share capital remunerating the transaction, charge on the premium, at the case maybe, the fees and charges generated by the share capital increase, to deduct on the premium, if it deems it useful, the necessary amounts for the allocation of the legal reserve, to amend the Company’s by-laws, to take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market, and, do everything that is required, specifies that this delegation is granted to the Board of Directors for a period of twenty-sixth (26) months as from the date of the present Shareholders’ Meeting.

28 resolution
Amendment of Article 12 of the by-laws “Board of Directors’ meetings” to comply with the legal provisions of the French Commercial Code to provide to the Board of Directors the faculty to take certain decisions by written consultation
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
decides to amend Article 12 of the by-laws “Board of Directors’ meetings” to add an Article 12.7 written as follows:
“The Board of Directors may also take by written consultation of the Directors the following decisions that fall within the specific powers of the Board of Directors:

–	Appointment of the Board’ members provided for in Article L. 225-24 of the French Commercial Code,

–	Authorization of sureties, endorsements and guarantees provided for in the last paragraph of Article L. 225-35 of the French Commercial Code,

–
Decisions taken upon delegation granted by the shareholder meeting pursuant the second paragraph of Article L. 225-36 of the French Commercial Code, to modify the by-laws to amend them with the legal and regulatory provisions,

–	Convening of the shareholders’ meetings, and

–	Transfer of the head office in the same department.

When the decisions is taken by written consultation, the text of the proposed resolutions together with the voting

Annex A-24

form are sent by the Chairman of the Board of Directors to every one of its members by electronic means.

The directors have a period of three (3) working days (or any shorter delay indicated in the request sent by the Chairman or the secretary of the Board of Directors) following receipt of the text of the proposed resolutions and of the voting form vote to complete and send to the Chairman or the secretary of the Board of Directors by electronic means the voting form, dated and signed, by checking for each resolution, a unique box corresponding to the meaning of its vote.

If none or more than one box have been ticked for a same resolution, the vote shall be null and void and shall not be taken into account in the calculation of the majority.

Any director who has not sent his reply within the above mentioned time limit will be considered absent and his vote will therefore not be taken into account for the calculation of the quorum and the majority.

During the delay of response, any director may require any additional explanations from the initiator of the consultation.

Within five (5) working days following the receipt of the last voting form, the Chairman shall draw up and date the minutes of the deliberations to which the voting forms shall be appended and which shall be signed by the Chairman of the Board of Directors and one director.”

Article 12.7. thus becomes Article 12.8.

29 resolution
Amendment of Article 13 of the by-laws “Board of Directors’ powers” to comply with the new provisions of the law said “Loi Pacte” relating to the attribution of the Board of Directors
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
decides to amend Article 13 of the by-laws - « Powers of the Board of Directors » in order to reflect the new provisions of the “Loi Pacte” relating to the powers of the Board of Directors, as follows:
“ Article 13 - Powers of the Board of Directors
The Board of Directors determines the orientations of the Company’s activity and ensure they are carried out, in accordance with its social interest and taking into consideration its social and environmental challenges. Subject to the powers expressly granted to shareholders’ meetings, and within the limits of the corporate purposes, the Board of Directors may consider any issue relating to the proper operation of the Company and shall resolve matters that concern the Company by its decisions.”

30 resolution
Amendment of Article 19 of the by-laws “general shareholders’ meetings” to comply with the new legal provisions of the French Commercial Code relating to the methods of determination of the required majority for the adoption of the resolutions by general shareholders’ meetings
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
decides to amend, as follows, 15th and 17th paragraphs of Article 19 of the by-laws “shareholders’ meetings” to update such Article with the new legal provisions relating to the determination of the required majority to adopt the resolutions by the shareholders’ meetings.

«15th paragraph :

Annex A-25

Decisions of ordinary general meetings shall be adopted by a majority of the votes cast by the shareholders present or represented. The votes expressed do not include those attached to the shares for which the shareholder did not take part in the vote, abstained or voted blank or void.

17th paragraph :

Decisions of extraordinary general meetings shall be adopted by a majority of two-thirds of the votes cast by the shareholders present or represented. The votes expressed do not include those attached to the shares for which the shareholder did not take part in the vote, abstained or voted blank or void.

----

Annex A-26

ANNEX B
FRENCH GAAP STATUTORY FINANCIAL STATEMENTS

Please note that because we are a French company, the full text of the statutory financial statements included in this Annex B has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO S.A.

32 Rue Blanche
75009 Paris

ANNUAL FINANCIAL STATEMENTS
for the fiscal year ending on
December 31, 2019

Annex B-1

INCOME STATEMENT

In Euros		2019	2018

Revenue		25,840,575	90,716,124
NET TURNOVER		25,840,575	90,716,124
Capitalized in-house production		8,473,262	6,589,731
Reversals of provisions and depreciation		22,416,807	23,976,815
Other income		482,659,354	482,305,309

OPERATING REVENUES TOTAL	I	539,389,998	603,587,979

Other purchases and external costs		173,821,999	220,659,818
Taxes and duties		7,492,639	8,013,844
Payroll expenses		83,032,647	79,233,963
Social charges		64,730,677	66,601,618

OPERATING PROVISIONS
On fixed assets :	depreciation and amortization expenses	36,723,446	43,756,987
impairment expenses			—
On current assets: allowance for bad debt and other current assets provisions		23,648	210,129
Provisions for contingent liabilities		22,388,138	23,029,215

Other expenses		63,730,185	68,786,000

OPERATING EXPENSES TOTAL	II	451,943,378	510,291,575
1. OPERATING PROFIT OR LOSS (I - II)		87,446,620	93,296,404

Interests on intercompany funding		32,299,975	34,633,744
Other interest and similar income		114,124	604,541
Reversals of FX Provisions and depreciations		16,721,446	34,120,335
Currency exchange gains		45,188,924	51,777,254
Proceeds from sale of short-term investments		—	—

FINANCIAL INCOME TOTAL	V	94,324,470	121,135,874

FX Provisions and financial assets impairment		17,147,258	17,126,494
Interest and similar charges		1,533,594	10,927,629
Currency exchange losses		45,981,296	46,132,232
Losses from sale of short-term investments		—	—

FINANCIAL EXPENSES TOTAL	VI	64,662,148	74,186,356
2. FINANCIAL PROFIT OR LOSS (V - VI)		29,662,322	46,949,518
3. CURRENT PROFIT OR LOSS BEFORE TAX (I - II + III - IV + V - VI)		117,108,942	140,245,922

Income on non-current Operating transactions		5,875,414	34
Income on non-current capital transactions		1,417,152	5,200
Non-current provisions and depreciations reversals		73,000	103,932

EXCEPTIONAL INCOME	VII	7,365,566	109,165

Expenses on non-current Operating transactions		5,971	55,414
Expenses on non-current capital transactions		607,314	78,379
Non-current provisions expenses		130,710	1,439,764

EXCEPTIONAL EXPENSES	VIII	743,995	1,573,557
4. EXCEPTIONAL PROFIT OR LOSS (VII - VIII)		6,621,571	(1,464,392)
Employee profit sharing	IX	73,717	477,557
Income tax	X	(12,176,599)	14,673,864
TOTAL INCOME	(I + III + V + VII)	641,080,034	724,833,018
TOTAL EXPENSES	(II + IV + VI + VIII + IX + X)	505,246,639	601,202,908

5. PROFIT OR LOSS		135,833,395	123,630,110

Annex B-2

BALANCE SHEET - ASSET

In Euros		Gross	Amortization, depreciation and provision	2019 Net	2018 Net

INTANGIBLE FIXED ASSETS
Establishment costs
Research and development costs
Concessions, patents, licenses, trade mark, processes, software, right and similar assets		61,567,118	-44,903,801	16,663,317	11,712,112
Goodwill		9,240,544		9,240,544	7,566,658
Other intangible fixed assets		2,285,684		2,285,684	4,895,390
Advance payment on intangible fixed assets

TANGIBLE FIXED ASSETS
Land
Constructions
Technical installations, plant and machinery, equipment and fixtures
Other tangible fixed assets		202,245,369	-101,561,168	100,684,201	83,882,771
Tangible fixed assets in progress		1,526,748		1,526,748	7,654,177
Advance payment on tangible fixed assets		0		0	166,378

FINANCIAL FIXED ASSETS
Participating interests
Long-term equity interests		173,463,866	-2,995,571	170,468,295	151,170,168
Portfolio long-term investment securities		333,474,761		333,474,761	301,710,859
Other long-term investment securities
Loans		0		0	0
Other financial fixed assets		37,082,383	-3,231,273	33,851,110	42,988,685

TOTAL II		820,886,473	-152,691,812	668,194,661	611,747,197

STOCKS AND WORK IN PROGRESS

Payments on account on orders		1,343,330		1,343,330	363,403

OPERATING DEBTS RECEIVABLE
Trade debtors and related accounts		64,617,936	-17,275	64,600,660	75,752,284
Other operating debt receivable		148,380,875		148,380,875	137,172,024
Subscribed capital - called but not paid

OTHER CURRENT ASSETS
Short-term financial instruments		37,888,165		37,888,165	34,186,772
Cash balances		268,804,849		268,804,849	216,462,780

OTHER ASSETS ACCRUAL
Prepaid expenses		7,928,123		7,928,123	7,409,446

TOTAL III		528,963,277	-17,275	528,946,001	471,346,710

Loan issue costs to be spread	IV	956,021		956,021	1,365,745
Loan redemption premiums	V
Realizable exchange losses	VI	10,510,690		10,510,690	16,368,989

GRAND TOTAL (I to VI)		1,361,316,461	-152,709,087	1,208,607,374	1,100,828,642

Annex B-3

	BALANCE SHEET - LIABILITIES AND EQUITY

In Euros			2019	2018

CAPITAL AND RESERVES
Capital	(of which paid up :	1,651,009)	1,651,009	1,688,784
Premiums on shares issued, mergers, contributions			285,666,783	315,811,134
Revaluation reserve
Legal reserve			231,991	131,991
Statutory or contractual reserves
Tax-regulated reserves			13,966,546	13,966,546
Other reserve
Profit or loss carried forward			415,973,507	298,626,976
PROFIT OR LOSS for the financial year			135,833,395	123,630,110
Investment grants
Tax-regulated provisions

		TOTAL I	853,323,231	753,855,542

OTHER PRIVATE FUNDS
Proceeds from issues of equity instruments
Conditional advances

		TOTAL II	0	0

PROVISIONS FOR LIABILITIES AND CHARGES
Provisions for contingent liabilities			34,337,852	40,798,641
Provisions for charges

		TOTAL III	34,337,852	40,798,641

DEBTS PAYABLE
Convertible debenture loans
Other debenture loans
Financing from financial institutions			1,592,082	1,526,675
Other financing			226,282,236	186,738,777
Payments on account received on orders in progress
Trade creditors and related accounts			44,338,940	48,504,614
Tax and social security debts payable			35,304,427	47,987,004
Creditors for fixed assets and related accounts			1,637,328	9,287,319
Other debts payable			9,333,399	9,864,821

OTHER LIABILITIES ACCRUAL
Deferred income			0	0

		TOTAL IV	318,488,412	303,909,209

Realizable exchange gains		V	2,457,879	2,265,249

	GRAND TOTAL (I to V)		1,208,607,374	1,100,828,642

Annex B-4

NOTES TO THE ACCOUNTS

The notes presented thereafter are part of the financial statements prepared for the year ending December 31, 2019.
These concern the annual accounts of Criteo S.A., a company registered with the Paris Trade Register under number 484 786 249, and whose registered office is located at 32 Rue Blanche in 75009 Paris . This company is the consolidating company of the Criteo Group.
The fiscal year is for a 12-month period, from January 1, 2019 to December 31, 2019.

1.Accounting principles and methods
1.1     Rules and methods of evaluation
1.2     Significant events
1.3     Subsequent events

2.Balance sheet information
2.1     Fixed assets and depreciation
2.2    Provisions details
2.3    Maturities of receivables and liabilities
2.4    Other intercompany balance sheet accounts
2.5    Accrued income
2.6     Accrued expenses
2.7     Prepaid expenses and income
2.8     Share capital
2.9    Changes in equity
2.10     Translation difference on receivables and liabilities labelled in foreign currency

3.Income statement information
3.1     Revenue breakdown
3.2     Income taxes details
3.3     Other intercompany income statement accounts
3.4    Extraordinary income and expenses
3.5    Employee profit sharing

4.Financial commitments and additional information
4.1     Financial commitments
4.2     Increase and decrease in future tax liabilities

Annex B-5

4.3     Compensation allocated to members of the board of directors, management board, and supervisory board
4.4     Workforce
4.5     Retirement obligations
4.6     Employment tax credit
4.7     Audit fees information
4.8     List of subsidiaries and percentage of ownership

Annex B-6

Part 1 - Accounting principles and methods

The financial statements for the past fiscal year were drafted and presented in accordance with the accounting rules and the principles established by Article 121-1 to 121-5 et seq. of the 2018 French General Accounting Plan.

The accounting conventions were applied in accordance with several French regulatory sources including the French Commercial Code, the Accounting Decree of 11/29/83, as well as ANC Regulation 2014-03 of June 5, 2014 modified by the last ANC regulation 2018-07 of December 10, 2018.

The main accounting methods applied when preparing the financial statements are presented below. These methods have been continuously applied at the end of the current and previous fiscal years based on principle of continuity of operation and independence of financial exercises.
The basic method selected to evaluate the accounting items is the historic cost method.

1.1.     Rules and methods of evaluation

1.1.1	Intangible assets
Acquired intangible assets are recorded on the balance sheet at their cost of acquisition or their contribution value, less cumulated amortization and impairment expenses. When their useful life is definite, the cost of the intangible assets, less their remaining value, as applicable, is depreciated over the anticipated period of use by the Company. This period is determined on a case-by-case basis according to the nature and characteristics of the elements included in this section. When their useful life is indefinite, the intangible assets are not depreciated but are subjected to systematic annual impairment testing.
The software is depreciated on a pro-rata basis between 1 and 5 years.

1.1.2	Goodwill
The Company goodwill comes from:

–	€2,958,983 technical loss recorded when cancelling the AdQuantic SAS company shares on August 15, 2014 in exchange of the contribution received during the merger.

–	€4,607,675 technical loss recorded when cancelling the Monsieur Drive SAS company shares on November 3, 2016 in exchange of the contribution received during the merger.

Annex B-7

–	€1,673,886 technical loss recorded when cancelling the Adspirit Software SAS company shares on July 2, 2019 in exchange of the contribution received during the merger.
Goodwill is accounted for its cost of acquisition. It is not amortized but instead subject to impairment test. In the event that the recoverable value is lower than the net carrying value, the difference is recognized as an impairment loss.

1.1.3	Tangible fixed assets
Tangible fixed assets are accounted for at their acquisition cost (purchase price and accessory costs, excluding acquisition expenses for fixed assets) less cumulative depreciation.

Depreciation is calculated on a straight line basis over the assets estimated useful lives.

-	Fixtures and fittings	8 to 10 years
-	Office and computer equipment	1 to 5 years
-	Miscellaneous equipment	5 years

1.1.4	Other financial investments
The gross value is represented by the cost of purchase, excluding accessory costs. When the fair value is less than the carrying value, depreciation expense is recorded for the amount of the difference.
Loans to subsidiaries are recognized as long-term investments securities from fiscal year 2018.

1.1.5	Receivables
Receivables are accounted for the nominal value and current asset allowance is recorded when the fair value of the asset is less than the carrying value.

1.1.6	Cash and cash equivalents
They include liquidity, bank deposits, and other highly liquid short-term investments with initial maturity dates of less than or equal to three months. The bank overdrafts are shown in the current liabilities section of the balance sheet under "loans and financial liabilities."

1.1.7    Capital increase related cost
Capital increase related cost are offset against paid-in capital according to the preferential method on a one-time basis, net of taxes.

1.1.8	Financial liabilities
The financial liabilities include loans and other interest-bearing liabilities.

Annex B-8

1.1.9	Provisions for risks and charges
Provisions are recorded when there is an obligation to a third party for which an outflow of resources to this third party is probable or certain without expecting at least equivalent consideration from this third party. This obligation may be legal, regulatory, or contractual or it may arise from the company's practices. The estimated amount of provisions corresponds to the outflow of resources that the company is likely to support to fulfill its obligation.

The provisions for risks and charges are comprised of provisions for corporate and tax risks, among others.

1.1.10	Accounts payable
Trade payables and related accounts are assessed at their nominal value.

1.1.11	Currency operations
Currency expenses and income are recorded at their exchange value as of the transaction date.

Currency liabilities, receivables, and liquidity are recorded on the balance sheet at their exchange value in effect at the end of the fiscal year. The difference resulting from the discounting of the currency liabilities and receivables at this last rate is indicated in the balance sheet as the "translation difference."

Unrealized exchange losses are covered by a provision for risks as required by French GAAP.

1.1.12    Revenue
The company's revenue from advertising services is established through its Korean branch. These services consist of displaying personalized advertising banners referring to the advertiser's merchant site. Each banner is created in real time, personalized by Internet users, based on their browsing history.
This user personalization optimizes the click through rate (CTR), advertisers are billed at the cost per click (CPC). Revenue is recorded when the end user (the web surfer) clicks on the customized banner displayed by Criteo.

The other components of revenue mainly include services billed to group subsidiaries and sub-rental products.

1.1.13	Other income
The other income essentially includes the performance of services and other revenue billed to the subsidiaries of the group.

1.1.14	Research & development costs
The total research and development costs and expenses recorded for the fiscal year amounted to €72,686,793.

Annex B-9

1.1.15    Financial profit or loss
In addition to the financial result of the foreign currency transactions described in 1.1.11, the financial result mainly consists of dividends and interest paid by the subsidiaries as well as movements relating to provisions for foreign exchange losses.

1.1.16	Extraordinary profit or loss
The extraordinary profit or loss represents the income or expenses associated with events or transactions that are clearly separate from the company's ordinary activities that are not expected to reoccur on a frequent or regular basis.

1.1.17	Financing implementation costs
The costs for implementing financing or opening credit lines are spread over the duration of the contracts.

1.1.18	Tax consolidation
Criteo S.A. is the parent company of a tax group which since January 1, 2011 consists of Criteo France SAS located at 32 Rue Blanche, 75009 Paris, since January 1, 2017 of Criteo Finance SAS located at 32 Rue Blanche, 75009 Paris and additionally since January 1, 2019 of Storetail Marketing Services S.A. located at 32 Rue Blanche, 75009 Paris.

The subsidiaries accounted for their tax expenses as if there was no consolidation. Criteo Group has elected to adopt a neutral fiscal regime. The parent company records its taxes to reflect the tax savings generated by the consolidation.

1.2	Significant events

Share repurchase program

On October 25, 2018 Criteo's board of directors authorized a share repurchase program of up to $80 million (€70.5 million) of the Company’s outstanding American Depositary Shares. The Company may use repurchased shares to satisfy employee equity plan grant or vesting in lieu of issuing new shares. In addition, the Company may use part of repurchased shares in connection with future merger and acquisition ("M&A") transactions or cancel such shares. The repurchases were executed, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through the use of 10b5-1 plans. During the quarter ended December 31, 2018, the Company repurchased 3.5 million of its shares for the authorized amount;

On February 8, 2019, the board of directors authorized the reduction of capital resulting in the formal retirement of 1,594,288 treasury shares.

On July 26, 2019, Criteo's board of directors authorized a share repurchase program of up to $80 million (€71.4 million) of the Company's outstanding American Depositary Shares. The Company

Annex B-10

may use repurchased shares to satisfy employee equity plan vesting in lieu of issuing new shares. In addition, the Company may use part of repurchased shares in connection with future merger and acquisition ("M&A") transactions or cancel such shares. As of December 31, 2019, 3.2 million shares were held as treasury shares as part of the share repurchase program authorized on July 26, 2019.

As of December 31, 2019, we have 3.9 million treasury shares remaining which may be used to satisfy the company's obligations under its employee equity plans upon RSU or PSU grants or vestings in lieu of issuing new shares, and for M&A.

EUROS	Balance sheet section	Treasury Shares Repurchased Number	Acquisition value	Vested shares in 2018 & 2019	Vested shares in 2018 & 2019 (value)	Treasury Shares Repurchased Number at the end of the period	Provision (average exchange rate)	Revaluation at the end of the period	Value at closing
SBB1 - Treasury Shares Repurchased for Merger & Acquisition 2018 & 2019	Other financial fixed assets	1,751,147	35,224,503	1,594,288	31,804,887	156,859	1,020,451	18,826	3,438,441
SBB1 - Treasury Shares Repurchased for RSU Vesting 2018 & 2019	Investment securities	1,748,111	35,219,830	1,152,973	22,924,059	595,138		159,043	12,454,815
SBB2 - Treasury Shares Repurchased for Merger & Acquisition 2019	Other financial fixed assets	1,498,709	25,727,248			1,498,709	2,210,821	(413,745)	25,313,503
SBB2 - Treasury Shares Repurchased for RSU Vesting 2019	Investment securities	1,743,223	27,200,327	90,256	1,392,931	1,652,967		(374,046)	25,433,350
Balance at December 31, 2019		6,741,190	123,371,909	2,837,517	56,121,877	3,903,673	3,231,273	(609,922)	66,640,110
								(USD exchange rate as of December 31, 2019)

External financial investments

Acquisition and merger of AdSpirit Software

Criteo S.A. acquired, for a purchase amount of €4,767,283, Adspirit Software SAS (RCS Paris 844 226 456) in 2019, specialized in the creation, development and commercialization of softwares allowing the automation and setting up of animated, complex and innovating advertisements. Adspirit Software was then merged into Criteo S.A. on May 27, 2019, with no retroactive effect.

Investment in Condigolabs

On September 4, 2019, Criteo S.A .subscribed to a share capital increase decided by the shareholders of Condigolabs (RCS Paris 853 064 095) which purpose is to propose to publishers a content

Annex B-11

monetization platform financed by user-centric native advertising, for an amount of approximately €1million. Further to the completion of this share capital increase, Criteo held 40% of Condigolabs’ share capital and voting rights. This investment was financed by available cash resources.

Internal financial investments

◦	Singapore :

Criteo S.A. decided to improve the net equity in its subsidiary in order for Criteo Singapore to no longer be under-capitalized. Therefore, the capital of Criteo Singapore increased by €17.3 million through the debt-to-equity conversion.

◦	United Kingdom :

Criteo S.A. granted a 6-year loan to Criteo Limited for a total amount of €15.26 million as of July 29, 2019 by conversion of short-term debt.

◦	Korea :

Criteo S.A. granted a 5-year loan to Criteo Korea for a total amount of €11.0 million as of November 20, 2019.
This loan allowed the new subsidiary to acquire the net assets of the branch.

Filialization of Korean and Swedish branches

The Swedish branch was transformed into a wholly-owned subsidiary of Criteo S.A. on January 1, 2019.
The Korean branch was transformed into a wholly-owned subsidiary of Criteo S.A. on April 1, 2019.

To ease the financial statements’ reading, pro-forma financial statements of Criteo S.A., i.e without its branches, are as follows:

Annex B-12

INCOME STATEMENT

In Euros		2019	2018

Revenue		11,594,057	6,459,054
NET TURNOVER		11,594,057	6,459,054
Capitalized in-house production		8,473,262	6,589,731
Reversals of provisions and depreciation		22,408,024	23,807,155
Other income		488,724,100	523,780,549

OPERATING REVENUES TOTAL	I	531,199,444	560,636,488

Other purchases and external costs		167,978,268	187,032,428
Taxes and duties		7,487,852	7,967,351
Payroll expenses		82,299,494	75,535,592
Social charges		64,673,677	65,899,959

OPERATING PROVISIONS
On fixed assets :	depreciation and amortization expenses	36,680,284	43,494,057
impairment expenses
On current assets: allowance for bad debt and other current assets provisions		17,275	17,886
Provisions for contingent liabilities		22,388,138	23,029,215

Other expenses		63,809,677	68,643,539

OPERATING EXPENSES TOTAL	II	445,334,666	471,620,026
1. OPERATING PROFIT OR LOSS (I - II)		85,864,778	89,016,462

Interests on intercompany funding		32,282,822	34,619,363
Other interest and similar income		114,124	604,541
Reversals of FX Provisions and depreciations		16,721,446	34,084,466
Currency exchange gains		45,131,703	51,175,383
Proceeds from sale of short-term investments		—	—

FINANCIAL INCOME TOTAL	V	94,250,095	120,483,753

FX Provisions and financial assets impairment		17,147,258	17,097,027
Interest and similar charges		1,530,932	10,907,022
Currency exchange losses		45,968,732	45,512,896
Losses from sale of short-term investments		—	—

FINANCIAL EXPENSES TOTAL	VI	64,646,922	73,516,946
2. FINANCIAL PROFIT OR LOSS (V - VI)		29,603,174	46,966,807
3. CURRENT PROFIT OR LOSS BEFORE TAX (I - II + III - IV + V - VI)		115,467,951	135,983,269

Income on non-current operating transactions		4,260	34
Income on non-current capital transactions		1,417,152	5,200
Non-current provisions and depreciations reversals		73,000	103,932

EXCEPTIONAL INCOME	VII	1,494,412	109,165

Expenses on non-current operating transactions		5,971	55,414
Expenses on non-current capital transactions		607,314	78,379
Non-current provisions expenses		20,000	196,601

EXCEPTIONAL EXPENSES	VIII	633,285	330,394
4. EXCEPTIONAL PROFIT OR LOSS (VII - VIII)		861,127	(221,228)
Employee profit sharing	IX	73,717	477,557
Income tax	X	(12,447,917)	13,481,819
TOTAL INCOME	(I + III + V + VII)	626,943,951	681,229,406
TOTAL EXPENSES	(II + IV + VI + VIII + IX + X)	498,240,673	559,426,741

5. PROFIT OR LOSS		128,703,278	121,802,665

Annex B-13

BALANCE SHEET - ASSET

In Euros		Gross	Amortization, depreciation and provision	2019 Net	2018 Net

INTANGIBLE FIXED ASSETS
Establishment costs
Research and development costs
Concessions, patents, licenses, trade mark, processes, software, right and similar assets		61,567,118	-44,903,801	16,663,317	11,514,050
Goodwill		9,240,544		9,240,544	7,566,658
Other intangible fixed assets		2,285,684		2,285,684	4,895,390
Advance payment on intangible fixed assets

TANGIBLE FIXED ASSETS
Land
Constructions
Technical installations, plant and machinery, equipment and fixtures
Other tangible fixed assets		202,245,369	-101,561,168	100,684,201	83,478,290
Tangible fixed assets in progress		1,526,748		1,526,748	7,645,325
Advance payment on tangible fixed assets		0		0	166,378

FINANCIAL FIXED ASSETS
Participating interests
Long-term equity interests		173,463,866	-2,995,571	170,468,295	151,170,168
Portfolio long-term investment securities		333,474,761		333,474,761	301,710,859
Other long-term investment securities
Loans		0		0	0
Other financial fixed assets		37,082,383	-3,231,273	33,851,110	42,732,620

TOTAL II		820,886,473	-152,691,812	668,194,661	610,879,738

STOCKS AND WORK IN PROGRESS

Payments on account on orders		1,343,330		1,343,330	363,403

OPERATING DEBTS RECEIVABLE
Trade debtors and related accounts		64,617,936	-17,275	64,600,660	80,242,939
Other operating debt receivable		146,753,544		146,753,544	132,842,071
Subscribed capital - called but not paid

OTHER CURRENT ASSETS
Short-term financial instruments		37,888,165		37,888,165	34,186,772
Cash balances		257,775,985		257,775,985	194,370,586

OTHER ASSETS ACCRUAL
Prepaid expenses		7,928,123		7,928,123	7,373,162

TOTAL III		516,307,082	-17,275	516,289,807	449,378,933

Loan issue costs to be spread	IV	956,021		956,021	1,365,745
Loan redemption premiums	V
Realizable exchange losses	VI	10,510,690		10,510,690	16,339,522

GRAND TOTAL (I to VI)		1,348,660,266	-152,709,087	1,195,951,179	1,077,963,938

Annex B-14

	BALANCE SHEET - LIABILITIES AND EQUITY

In Euros			2019	2018

CAPITAL AND RESERVES
Capital	(of which paid up :	1,651,009)	1,651,009	1,688,784
Premiums on shares issued, mergers, contributions			285,666,783	315,811,134
Revaluation reserve
Legal reserve			231,991	131,991
Statutory or contractual reserves
Tax-regulated reserves			13,966,546	13,966,546
Other reserve
Profit or loss carried forward			412,260,692	290,558,027
PROFIT OR LOSS for the financial year			128,703,278	121,802,665
Investment grants
Tax-regulated provisions

		TOTAL I	842,480,300	743,959,148

OTHER PRIVATE FUNDS
Proceeds from issues of equity instruments
Conditional advances

		TOTAL II	0	0

PROVISIONS FOR LIABILITIES AND CHARGES
Provisions for contingent liabilities			32,980,530	39,505,438
Provisions for charges

		TOTAL III	32,980,530	39,505,438

DEBTS PAYABLE
Convertible debenture loans
Other debenture loans
Financing from financial institutions			1,592,082	1,526,675
Other financing			225,826,295	186,701,996
Payments on account received on orders in progress
Trade creditors and related accounts			44,338,940	42,759,989
Tax and social security debts payable			35,304,427	44,078,087
Creditors for fixed assets and related accounts			1,637,328	9,279,163
Other debts payable			9,333,399	7,898,640

OTHER LIABILITIES ACCRUAL
Deferred income			0	0

		TOTAL IV	318,032,470	292,244,550

Realizable exchange gains		V	2,457,879	2,254,802

	GRAND TOTAL (I to V)		1,195,951,179	1,077,963,938

Annex B-15

1.3    Subsequent events
No events occurred after year-end that would likely have a material impact on the Company's consolidated financial position.

Annex B-16

Part 2 - Balance sheet information

2.1    Fixed assets and depreciation

Movements in fixed assets and depreciation are reported in the tables below:

GROSS VALUES (Euros)	As of Jan.1, 2019	Acquisitions	Reclassifications	Conversion of branches into subsidiaries	Disposals	As of Dec. 31, 2019

Intangible assets

Concessions and patents	49,079,080	8,688,700	4,579,535	(248,401)	531,796	61,567,118
Goodwill	7,566,658	1,673,886	0	0	0	9,240,544
Other intangible fixed assets	4,895,390	1,996,479	(4,606,185)	0	0	2,285,684
	61,541,128	12,359,065	(26,650)	(248,401)	531,796	73,093,346

Tangible fixed assets

General equipment, fixtures, and fittings	4,275,571	6,540	492,677	(431,296)	0	4,343,492
Office and computer equipment, furniture	181,778,574	38,879,899	6,995,426	(568,108)	29,183,914	197,901,877
Assets under construction	7,654,177	1,176,498	(7,295,075)	(8,853)	0	1,526,748
Advance payments and deposits	166,378	0	(166,378)	0	0	0
	193,874,700	40,062,937	26,650	-1,008,256	29,183,914	203,772,117

Other financial assets

Other financial investments	151,170,168	22,293,698	0	0	0	173,463,866
Portfolio long-term investment securities	301,710,859	31,763,902	0	0	0	333,474,761
Loans and other financial	43,370,609	25,773,625	0	(256,064)	31,805,787	37,082,383
	496,251,636	79,831,225	0	-256,064	31,805,787	544,021,010

TOTAL	751,667,464	132,253,227	0	-1,512,722	61,521,496	820,886,473

Annex B-17

DEPRECIATION (Euros)	As of Jan 1,2019	Increase	Decrease	Conversion of branches into subsidiaries	As of Dec 31, 2019

Intangible assets

Concessions and patents	37,366,969	8,118,968	531,796	(50,340)	44,903,801
	37,366,969	8,118,968	531,796	(50,340)	44,903,801

Tangible fixed assets

General equipment and fixtures	2,276,424	1,307,115	0	(225,254)	3,358,285
Office and computer equipment and furniture	99,894,949	27,297,363	28,576,600	(412,830)	98,202,883
Assets under construction	0	0	0		0
	102,171,373	28,604,478	28,576,600	(638,084)	101,561,168

TOTAL	139,538,342	36,723,446	29,108,396	- 688,424	146,464,969

Movements during the fiscal year affecting deferrals over several fiscal years	Net amount at beginning of fiscal year	Increase	Depreciation and amortization	Net amount at end of fiscal year
Expenses to be deferred over several fiscal years	1,365,745	0	409,724	956,021

Annex B-18

2.2    Provisions details
The movements of provisions are reported below:

PROVISIONS (Euros)	As of Jan 1, 2019	Increase	Used reversals	Not used reversals including branches transformation	As of Dec 31, 2019

Provisions for risks and charges

Provisions for disputes	134,702	20,000	25,500	47,500	81,702
Provisions for guarantees given to customers	0	0	0	0	0
Provisions for losses on futures markets	0	0	0	0	0
Provisions for fines and penalties	0	0	0	0	0
Provisions for exchange losses	16,368,989	10,510,690	0	16,368,989	10,510,690
Provisions for pensions and similar obligations	0	0	0	0	0
Provisions for taxes	0	0	0	0	0
Provisions for renewal of fixed assets	0	0	0	0	0
Provisions for major repairs	0	0	0	0	0
Provisions for social security and tax charges on paid vacation	0	0	0	0	0
Other provisions for risks and charges	24,294,950	22,498,848	22,189,949	858,389	23,745,460
	40,798,641	33,029,538	22,215,449	17,274,878	34,337,852

Depreciation and amortization

On intangible assets	0	0	0	0	0
On tangible assets	0	0	0	0	0
On equity-method investments	0	0	0	0	0
On equity interests	0	2,995,571		0	2,995,571
On other financial investments	381,925	3,231,273	0	381,925	3,231,273
On inventory and work in progress	0	0	0		0
On accounts receivable	283,093	23,648	0	289,465	17,275
Other depreciation	0	0	0	0	0
	665,018	6,250,491	0	671,390	6,244,118

GENERAL TOTAL	41,463,659	39,280,029	22,215,449	17,946,268	40,581,971
operating		22,411,785	23,057,884
financial		16,737,533	16,721,446
extraordinary		130,710	73,000

Annex B-19

2.3    Maturities of receivables and liabilities

2.3.1    Maturity of receivables

Schedule of receivables (Euros)	Gross amount	Up to 1 year	More than 1 year

Portfolio long-term investment securities	333,474,761	0	333,474,761
Loans	0	0	0
Other financial investments	37,082,383	28,882,268	8,200,114
Doubtful or disputed receivables	0	—	0
Other trade receivables	64,617,936	64,617,936	0
Other social security receivables	49,769	49,769	0
Income taxes	22,891,727	22,891,727	0
Value-added tax	8,882,429	8,882,429	0
Other taxes, duties, and social security payments	3,840,473	3,840,473	0
Group and partners	110,444,458	110,444,458	0
Sundry debtors	2,272,019	2,272,019	0
Prepaid expenses	7,928,123	7,848,441	79,682

TOTAL	591,484,076	249,729,519	341,754,557

Amount of loans granted during fiscal year	0
Amount of loans refund during fiscal year	0

2.3.2    Maturity of liabilities

Schedule of liabilities (Euros)	Gross amount	Up to 1 year	Between 1 and 5 years	More than 5 years

Loans, debts, and credit with a maximum 1 year maturity	667,305	667,305	0	0
Loans, debts, and credit for more than 1 year maturity	924,777	624,777	300,000	0
Miscellaneous loans and financial liabilities	0	0	0	0
Trade payables and related accounts	44,338,940	44,338,940	0	0
Personnel and related accounts	13,453,152	13,453,152	0	0
Social security and other social bodies	16,595,688	16,595,688	0	0
Income taxes	0	—	0	0
Value-added tax	4,533,935	4,533,935	0	0
Other taxes, duties, and related	721,653	721,653	0	0
Debts on fixed assets and related accounts payable	1,637,328	1,637,328	0	0
Group and partners	226,282,236	226,282,236	0	0
Other liabilities	9,333,399	8,647,484	685,915	0
Prepaid income	0	0	0	0

TOTAL	318,488,411	317,502,497	985,915	0

Loans obtained during the fiscal year	0
Loans repaid during the fiscal year	0
Loans, debts contracted with partners	0

Annex B-20

2.4    Other intercompany balance sheet accounts

Other intercompany balance sheet accounts (Euros)	Intercompany balance from		Other intercompany bills of exchange receivables and payables
	More than 10% own	Less than 10 % own

Subscribed capital called but unpaid

Intangible assets

Advance payments and deposits

Tangible fixed assets

Advance payments and deposits

Other financial assets

Holdings		173,463,866
Receivables attached to holdings		333,474,761
Loans
Other equity investments
Other financial investments

Total fixed assets	0	506,938,627	0

Advance payments on orders
Receivables
Trade and other receivables		63,856,316
Other receivables		110,476,440
Subscribed capital called but unpaid

Total receivables	0	174,332,756	0

Marketable securities
Cash and cash equivalents

Liabilities

Convertible bonds
Other bond issues
Loans and other liabilities toward credit institutions
Miscellaneous loans and financial liabilities		226,282,236
Advances and deposits received on current orders
Trade payables and related accounts		13,062,792
Debts on fixed assets and related accounts payable
Other liabilities		3,547,460

Total liabilities	0	242,892,488	0
Transactions between related parties are concluded under normal market conditions. Therefore, they do not require additional information as referred to in Article R.123-198 11.

Annex B-21

2.5    Accrued income

Accrued income	2019	2018

Intercompany AR	734,779	700,492
Other equity investments
Loans
Other financial investments
Trade and other receivables	700,056	9,423,230
Other receivables	12,960	30,807
Marketable securities
Cash and cash equivalents	176,938	98,048

Total (Euros)	1,624,733	10,252,576

2.6    Accrued expenses

Accrued expenses	2019	2018

Convertible bonds
Other bond issues
Loans and other liabilities toward credit institutions
Miscellaneous loans and financial liabilities
Trade payables and related accounts	22,342,383	20,703,848
Tax and social security liabilities	25,626,748	26,240,722
Debts on fixed assets and related accounts payable	1,072,136	6,969,658
Other liabilities	3,482,722	1,657,920

Total (Euros)	52,523,990	55,572,148

Annex B-22

2.7    Prepaid expenses and income

Deferred income	2019	2018

Operating income
Financial income
Exceptional income

Total (Euros)	0	0

Prepaid expenses	2019	2018

Operating expenses	7,928,123	7,409,446
Financial expenses
Exceptional expenses

Total (Euros)	7,928,123	7,409,446

Annex B-23

2.8    Share capital

Different categories of securities	Nominal value		Number of securities
	At start of fiscal year	At end of fiscal year	At start of fiscal year	Created	Reimbursed	At end of fiscal year
Ordinary shares	0.025	0.025	67,551,344	83,266	1,594,288	66,040,322
Share capital consisted of 66,040,322 shares with a nominal value of €0.025; the share capital amounted to €1,651,009.
Share Options Plans and Employee Warrants Grants (BSPCE)

The board of directors has been authorized by the general meeting of the shareholders to grant employee warrants (Bons de Souscription de Parts de Créateur d’Entreprise or “BSPCE”) and to implement share options, free shares plans as follows:

•	Issuance of 2,112,000 BSPCE, authorized at the General Meeting of Shareholders on October 24, 2008, making available up to 2,112,000 BSPCE until April 24, 2010 (“Plan 1”);

•	Issuance of 1,472,800 BSPCE, authorized at the General Meeting of Shareholders on April 16, 2009, making available up to 1,472,800 BSPCE until October 16, 2010 (“Plan 2”);

•
1,584,000 Share Options, authorized at the General Meeting of Shareholders on September 9, 2009, making available up to 1,584,000 share options until November 8, 2012. This Plan has been amended at the General Meeting of Shareholders on November 16, 2010, making available up to 2,700,000 share options or BSPCE (“Plan 3”);

•	Issuance of 361,118 BSPCE, granted to Criteo co-founders at the General Meeting of Shareholders on April 23, 2010 (“Plan 4”);

•
2,800,000 BSPCE or Share Options (Options de Souscription d'Actions or “OSA”), authorized at the General Meeting of Shareholders on November 18, 2011, making available up to 2,800,000 share options or BSPCE (“Plan 5”);

•	1,654,290 BSPCE or Share Options, authorized at the General Meeting of Shareholders on September 14, 2012, making available up to 1,654,290 share options or BSPCE (“Plan 6”).

•	6,627,237 BSPCE or Share Options, authorized at the General Meeting of Shareholders on August 2, 2013, making available up to 6,627,237 share options or BSPCE (“Plan 7”).

•
9,935,710 Share Options, authorized at the General Meeting of Shareholders on June 18, 2014, making available up to 9,935,710 share options (“Plan 8”). The board of directors has also authorized free shares/restricted stock units ("RSUs") to Criteo employees under presence condition and to certain senior managers, employees and members of the Management, subject to the achievement of internal performance objectives and presence condition.

•
4,600,000 Share Options or RSUs, authorized at the General Meeting of Shareholders on June 29, 2016 and 100,000 warrants (any warrant granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 9”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•
4,600,000 Share Options or RSUs, authorized at the General Meeting of Shareholders on June 28, 2017 and 120,000 warrants (any warrant granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 10”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior

Annex B-24

managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•
4,200,000 Share Options or RSUs, authorized at the General Meeting of Shareholders on June 27, 2018 and 150,000 warrants (any warrant granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 11”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•
6,200,000 Share Options or RSUs, authorized at the General Meeting of Shareholders on May 16, 2019 and 175,000 warrants (any warrant granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 12”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to members of management, subject to the achievement of internal performance objectives and a presence condition.

Upon the exercise of the BSPCEs or Share Options, we grant beneficiaries newly issued ordinary shares of the Parent. We also grant beneficiaries ordinary shares of the Parent upon the vesting of RSUs. Prior to the beginning of our share repurchase programs described elsewhere in this Form 10-K, these grants relating to vested RSUs were completed using newly issued ordinary shares. Since the initiation of our share repurchase programs, the grants relating to vested RSUs are completed using existing ordinary shares that were repurchased as part of our share repurchase programs.

The vesting schedule for the BSPCEs and OSAs is the following for the Plans 1, 2 and 3:

•	up to one third (1/3) of the BSPCEs on the first anniversary of the date of grant;

•	up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the date of grant, and this during twenty-four (24) months thereafter.
The BSPCEs and OSAs may be exercised at the latest within ten (10) years from the date of grant.
For the Plan 3 amended to Plan 12, the vesting schedule is as follows:

•	up to one fourth (1/4) of the BSPCEs/share options on the first anniversary of the date of grant;

•	up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter.
The BSPCEs and OSAs may be exercised at the latest within ten (10) years from the date of grant.
The vesting schedule for the RSUs is as follows:

•	50% at the expiration of a two year period

•	6.25% at the expiration of each quarter following the first two years-period during twenty four (24) months.
When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the board of directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than a floor value of 95% of the average of the closing share price for the last 20 trading days.

In the following tables, exercise prices, grant date share fair values and fair value per equity instruments are provided in euros, as the Company is incorporated in France and the euro is the currency used for the grants.

Annex B-25

Details of BSPCE/OSA/RSU plans

	Plans 1 & 2	Plan 3	Plan 4	Plan 5	Plan 6		Plan 7	Plan 8
Dates of grant (board of directors)	Oct 24, 2008 - Sept 14, 2010	Sept 9, 2009 - Sept 21, 2011	April 23, 2010	Nov 18, 2011 - May 22, 2012	October 25, 2012	Oct 25, 2012 - April 18, 2013	Sept 3, 2013 - April 23, 2014	July 30, 2014 - June 28, 2016
Vesting period	3 years	3 - 4 years	None	4 years	1 year	4-5 years	4 years	4 years	4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years	0
Expected option life	8 years	8 years	8 years	8 years	8 years	8 years	6 - 8 years	6 years	0
Number of options granted	1,819,120	4,289,940	361,118	1,184,747	257,688	1,065,520	2,317,374	4,318,551	2,534,262
Type : Share Option (S.O./BSPCE/RSU	BSPCE	BSCPCE & S.O	BSPCE	BSCPCE & S.O	BSPCE	BSPCE & S.O	BSCPCE & S.O	S.O	RSU
Share entitlement per option	1	1	1	1	1	1	1	1	1
Exercise price	€ 0.45 - € 2.10	€ 0.20 - € 5.95	2.10	5.95	8.28	€ 8.28 - € 10.43	€ 12.08 - € 38.81	€ 22.95 - € 47.47	0
Performance Conditions	No	Yes (A)	No	No	Yes (B)	No	No	No	Yes (C)

	Plan 9		Plan 10		Plan 11		Plan 12
Dates of grant (board of directors)	July 28, 2016 - June 27, 2017		July 27, 2017 - June 26, 2018		July 26, 2018 - June 25, 2019		July 25, 2019 - December 11, 2019
Vesting period	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years
Contractual life	10 years	0	—	—	10 years	—	10 years	—
Expected option life	6 years	0	6 years	—	6 years	—	6 years	—
Number of options granted	502,410	2,556,315	884,684	910,400	128,380	2,712,014	375,467	1,907,653
Type : Share Option (S.O./BSPCE/RSU	S.O	RSU	S.O	RSU	S.O	RSU	S.O	RSU
Share entitlement per option	1	1	1	1	1	1	1	1
Exercise price	€ 38.20 - € 43.45	0	€ 24.63 - € 28.69	—	€ 15.86 - € 17.98	€ 15.86 - € 17.98	15.67	€ 15.67 - € 17.44
Performance Conditions	No	Yes (D) (E)	No	No	No	Yes (F)	No	Yes (G)

(1)  Based on similar listed entities.
(2) Based on Obligation Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).
(A)     Options subject to performance condition: Among the 960,000 share options granted in April 7, 2011, 180,000 are subjected to performance conditions based on revenue excluding traffic acquisition costs targets that were met in 2012.

(B)     On October 25, 2012, the board of directors of the Parent also granted a total of 257,688 BSPCE to our co-founders. The conditions of exercise of these BSPCE are linked to a future liquidity event or a transfer of control of the Company, and the number of BSPCE that can be exercised are determined by the event’s date which cannot occur after March 31, 2014. Based on the assumptions known as at December 31, 2012, we determined that the share-based compensation expense would be recognized over a one-year period. This assumption was confirmed in 2013.

(C)     On October 29, 2015, the board of directors of the Parent also granted a total of 337,960 RSU to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives

Annex B-26

and condition of presence. Based on the assumptions known at December 31, 2015, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion. This assumption was confirmed in 2016. On January 29, 2016, the board of directors of the Parent granted a total of 33,010 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion. This assumption was confirmed in 2016.

(D)     On July 28, 2016, the board of directors of the Parent granted a total of 195,250 RSUs to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion. This assumption was confirmed in 2017.

(E)     On June 27, 2017, the board of directors of the Parent granted a total of 135,500 RSUs to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2017, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion. This assumption was confirmed in 2018.

(F)     On July 26, 2018, the board of directors of the Parent granted a total of 203,332 RSUs to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2018, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

(G)     On April 25, 2019, the board of directors of the Parent granted a total of 257,291 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2019, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

Change in Number of BSPCE/OSA/RSU

Balance at January 1, 2018	3,192,708	4,212,508	7,405,216
Granted	1,013,065	3,133,644	4,146,709
Exercised	(137,348)	NA	(137,348)
Vested	0	(1,362,873)	(1,362,873)
Forfeited	(880,960)	(1,203,142)	(2,084,102)
Expired	0	0	0
Balance at December 31, 2018	3,187,465	4,780,137	7,967,602
Granted	438,347	3,147,751	3,586,098
Exercised	(83,266)	NA	(83,266)
Vested	0	(1,219,112)	(1,219,112)
Forfeited	(983,012)	(1,729,789)	(2,712,801)
Expired	0	0	0
Balance at December 31, 2019	2,559,534	4,978,987	7,538,521

Annex B-27

Breakdown of the Closing Balance

	Plans 1 & 2	Plan 3	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	Plan 10	Plan 11	Plan 12	RSUs	Total
Balance at December 31, 2018
Number outstanding	3,600	67,751	242,613	41,338	306,172	1,599,033	328,726	532,732	65,500		4,780,137	7,967,602
Weighted-average exercise price	0.7	4.43	5.95	9.26	17.95	30.99	41.75	25.79	18.72	0	0	26.94
Number exercisable	3,600	67,751	242,613	41,338	306,172	1,417,904	161,658	0	0	0	0	2241036
Weighted-average exercise price	0.7	4.43	5.95	9.26	17.95	30.04	41.37	0	0	0	0	25.39
Weighted-average remaining contractual life	1,2 years	2,4 years	3,3 years	4,0 years	4,9 years	6,2 years	8,2 years	9,3 years	9,8 years	0	0	6,7 years
Balance at December 31, 2019
Number outstanding	3,600	63,544	230,673	26,350	216,157	1,080,017	116,580	318,766	128,380	375,467	4,978,987	7,538,521
Weighted-average exercise price	0.7	4.43	5.95	9.28	17.7	29.69	41.5	26.58	17.32	15.67	0	23.09
Number exercisable	3,600	63,544	230,673	26,350	216,157	1,066,670	80,966	129,908	16,375	—	—	1,834,243
Weighted-average exercise price	0.7	4.37	5.95	9.28	17.7	29.58	41.17	26.42	0		0	24.12
Weighted-average remaining contractual life	0,2 years	1,4 years	2,3 years	3,0 years	3,9 years	5,1 years	7,1 years	8,3 years	9,1 years	9,9 years	0	6,2 years

Warrants (Bons de Souscription d’Actions)

In addition to the RSUs, share options and BSPCE grants, the shareholders of the Parent also authorized the grant of warrants or Bons de Souscription d’Actions, as indicated below:

•
Plan A : up to one-eighth (1/8) at the expiration of each quarter following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan B : up to one third (1/3) of the warrants on the first anniversary of the date of grant; then up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the beginning of the vesting period, and this during twenty-four (24) months thereafter; and at the latest within ten (10) years as from the date of grant.

•
Plan C : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months, and at the latest within ten (10) years as from the date of grant.

•
Plan D (member of the advisory board) : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan D (not member of the advisory board): one-third (1/3) at the date of grant; one third (1/3) at the first anniversary of the date of grant; one third (1/3) at the second anniversary of the date of grant; and at the latest within ten (10) years as from the date of grant.

•
Plans E, F, G, H and I: up to one fourth (1/4) of the warrants on the first anniversary of the date of grant; up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter; and at the latest within ten (10) years from the date of grant.

Upon exercise of the warrants, we offer settlement of the warrants in newly issued ordinary shares of the Parent. When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the board of directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant, respecting a minimum value equal to 95% of the average of the closing share price for the last 20 trading days.

Annex B-28

Details of Warrants

	Plan A	Plan B	Plan C	Plan D	Plan E	Plan F	Plan G	Plan H	Plan I
Dates of grant (board of directors)	November 17, 2009	March 11, 2010	Nov 16, 2010 - Sept 21, 2011	Oct 25, 2012 - March 6, 2013	March 19, 2015 - Oct 29, 2015	April 20, 2016 - Mar 1, 2017	July 27, 2017 - Oct 26, 2017	October 25, 2018	October 24, 2019
Vesting period	2 years	3 years	2 years	2 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years
Expected option life	8 years	8 years	8 years	8 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years
Number of options granted	231,792	277,200	192,000	125,784	38,070	59,480	46,465	125,000	105,680
Share entitlement per warrant	1	1	1	1	1	1	1	1	1
Share warrant price	€ 0.02	€ 0.07 - € 0.11	€ 0.04 - € 0.30	€ 0.43 - € 0.48	€ 9.98 - € 16.82	€ 13.89 - € 17.44	€ 13.88 - € 17.55	€ 6.91	€ 6.81
Exercice price	€ 0.70	€ 0.70	€ 0.70 - € 5.95	€ 8.28 - € 9.65	€ 35.18 - € 41.02	€ 33.98 - € 43.42	€ 35.80 - € 44.37	€ 19.71	€ 17.44
Performance conditions	No	Yes(A)	No	No	No	No	No	No	No

(1)  Based on similar listed entities.
(2) Based on Obligations Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).

(A)     All the performance conditions were achieved during the period ended December 31, 2010.

Changes in Number of Warrants

Warrant
Balance at January 1, 2018	186,276
Granted	125,000
Exercised	0
Forfeited	(19,606)
Expired	0
Balance at December 31, 2018	291,670
Granted	105,680
Exercised	0
Forfeited	(33,583)
Expired	0
Balance at December 31, 2019	363,767

Annex B-29

Breakdown of the Closing Balance

	December 31, 2018	December 31, 2019
Number outstanding	291,670	363,767
Weighted-average exercise price	€ 13.02	€ 14.83
Number exercisable	108,780	156,604
Weighted-average exercise price	€ 18.95	€ 17.52
Weighted-average remaining contractual life	7.9 years	7.6 years

2.9    Changes in equity

In euros
Equity at closing of fiscal year N-1 before allocations	630,225,432
Equity at opening of fiscal year N	753,855,542
Contributions received with retroactive effect to the opening of the fiscal year
Equity at opening of fiscal year after retroactive contributions	753,855,542
Changes in the share capital	(37,776)
Changes in the operator account
Changes in issue, merger, contribution premiums, etc.	(30,144,351)
Changes in revaluation differences
Changes in legal, statutory, contractual, and other reserves	100,000
Changes in regulated reserves
Changes in retained earnings	117,346,530
Changes in investment grants and regulated provisions
- Allocation of profit N-1 to equity (excluding distribution)	(123,630,110)
Changes during the fiscal year	(36,365,706)
Equity at the end of the fiscal year before result	717,489,836
Result of the fiscal year	135,833,395
Equity at the end of the fiscal year after result and before the general shareholders' meeting	853,323,231
2.10    Translation difference on receivables and liabilities denominated in foreign currency

Nature of variances	Assets Amount	Difference offset by currency rate hedge	Provision for exchange loss	Amount of Liabilities
	As of Dec 31, 2019			As of Dec 31, 2019

On other non-financial assets	0	0	0	0
On other financial assets	9,411,936	0	9,411,936	1,563,842
On receivables	636,611	0	636,611	308,896
On financial liabilities	266,092	0	266,092	305,387
On accounts payable	196,052	0	196,052	279,755
On fixed asset liabilities	0	0	0	0

Total (Euros)	10,510,691	0	10,510,691	2,457,879

Annex B-30

Part 3 - Income statement information

3.1    Revenue breakdown

Revenue	France	Abroad	Total

Sales of finished products	0	0	0
Sales of intermediate products	0	0	0
Sales of residual products	0	0	0
Work	0	0	0
Studies	0	0	0
Performance of services	86,767	22,486,696	22,573,463
Sales of goods	0	0	0
Income from related activities	3,267,112	0	3,267,112

Total (Euros)	3,353,879	22,486,696	25,840,575

3.2    Income taxes detail

Euros	Before taxes	Corresponding taxes	After taxes
+ Earnings before tax	117,108,942	(11,531,825)	128,640,767
+ Extraordinary profit or loss	6,621,571	(652,032)	7,273,604
- Employee profit sharing	(73,717)	7,259	(80,976)
Accounting result	123,656,796	(12,176,599)	135,833,395

The indicated tax amount corresponds to the sum of the following items:

–	Income taxes: 2,459,687 Euros

–	Research tax credit: -14,536,008 Euros

–	Tax consolidation income - 100,278 Euros

Annex B-31

3.3    Other intercompany income statement accounts

Other intercompany income statement accounts (euros)	Intercompany balance from		Other intercompany bills of exchange receivables and payables
	More than 10 % own	Less than 10 % own

Operating expenses	0	102,625,694	0
Financial expenses	0	244,321	0
Extraordinary expenses	0	0	0

Total Expenses	0	102,870,016	0

Operating income	0	492,434,425	0
Financial income	0	31,434,770	0
Extraordinary income	0	5,871,154	0

Total Income	0	529,740,349	0

3.4    Extraordinary income and expenses

Exceptional income	Amount

Income on non-current Operating transactions	5,875,414
Income from assignments of assigned tangible assets	1,417,152
Non-current provisions and depreciations reversals	73,000

Total (euros)	7,365,566

Exceptional expenses	Amount

Penalties and fines	2,494
Debt write off	3,477
Book values of assigned tangible fixed assets	607,314
Depreciation, amortization, and exceptional provisions	130,710

Total (euros)	743,995

3.5    Employee profit sharing
The amount paid in 2019 for employee profit-sharing is 519,311 euros.

The amount of employee profit-sharing recognized for the 2019 financial year is nil.

Annex B-32

Part 4 - Financial commitments and additional information

4.1    Financial commitments

Commitments given	Amount (euros)

Discounted bills not due
Endorsements, bonds, and guarantees
Movable property lease commitments
Real estate lease commitments
Commitments regarding pensions, retirement, and similar obligations	6,990,707
Other commitments given	91,672,629
Autonomous bank guarantee	5,628,000

Total (1)	104,291,336

(1) Including:
- managers
- subsidiaries
- holdings
- affiliated companies
Commitments backed by collateral

Commitments received	Amount

Other commitments received

Total

Reciprocal commitments	Amount

Total (euros)
The other commitments indicated primarily include future minimum payments on real estate, hosting, and other non-cancellable commitments.

Annex B-33

4.2    Increases and reductions in future tax liabilities

Increases in future tax liabilities	Amount (euros)

Regulated provisions:
Accelerated depreciation
Provisions for price increases
Provisions for price fluctuation

Other:
2019 unrealized exchange loss	3,618,831

Total (euros)	3,618,831

Decreases in future tax liabilities	Amount

Provisions not deductible for their accounting year:
Provisions for paid vacation
Employee profit sharing	153,418

Other:
C3S 2019	259,248
2019 construction effort	124,373
Provision for 2019 exchange loss	3,618,831
2019 unrealized exchange loss	846,248

Total (euros)	4,848,699

4.3    Compensation allocated to members of the Board of Directors, Management Board, and Supervisory Board
The compensation of managers by category is not provided because it could be used to identify the situation of a given member of the governing bodies. In 2019, €1,579,833 were paid to the Company's directors as attendance fees.
In accordance with the legislation in force, no advances or credits were granted to the Company Executives or Corporate Officers.
Retirement pensions and similar benefit obligations for executives came to €29 000 at December 31, 2019.

Annex B-34

4.4    Workforce

as of 31 December 2019
Executives	930
Supervisors and technicians
Employees
Workers
Total	943

4.5    Retirement obligations
Commitments related to retirement benefits were estimated on December 31, 2019 using the retrospective method. This method takes into account the current age and seniority of each employee, their life expectancy until the 65 years of age, and the probability of their remaining in the company at that age.

The selected scale concerning the number of months of compensation pay is the scale from the SYNTEC collective bargaining agreement; the amount of retirement benefits is equal to one month per year in the company, plus 1/5 of a month starting from the 6th year.

The calculation is estimated using the compensation paid in 2019 and takes into account a rotation rate by age segment of between 0% and 10.5%, a discount rate of 1.10%, a wage revaluation rate of 5%, and a social security contribution rate of 49%.

The retirement obligations amounted to €6,990,707 in 2019.

4.6 Employment tax credit (‘ETC’)
The ETC was replaced on January 1, 2019 by a permanent reduction in employers’ contributions, targeted at low wages

14.7    Audit fees information
The auditors’ fees invoiced for the Criteo S.A. statutory audit amounted to €124,000 for the financial year ended in 2019.

Annex B-35

14.8    List of subsidiaries and percentage of ownership

	Gross value of shares	Net value	Advance, guarantees & securities	Capital	Equity (excluding capital) before allocation result 2018	% held at the end of the fiscal year	Dividends distributed in 2019	Net Turnover 2019	Result 2019
	(Euros)	(Euros)	(Euros)	(Euros)	(Euros)		(Euros)	(Euros)	(Euros)

Criteo France (France)	24,062,257	24,062,257	0	1,207,476	56,006,504	100%	7,246,978	141,328,676	(102,705)
Criteo Ltd (UK)	14,049,751	14,049,751	19,851,298	117,538	1,389,314	100%		91,261,891	(2,415,959)
Criteo GmbH (Germany)	512,404	512,404	0	25,000	18,123,545	100%	4,905,339	241,159,240	4,389,736
Criteo BV (Netherlands)	100,000	100,000	0	100,000	8,591,131	100%	998,864	49,823,183	1,846,352
Criteo Corp (United States)	67,816,091	67,816,091	297,477,049	74,669,241	(52,775,934)	100%		771,498,519	11,603,027
Criteo Do Brazil Desenvolvimento De Serviços De Internet LTDA (Brasil)	2,126,831	2,126,831	0	1,718,696	(3,255,948)	99%		42,256,599	(422,075)
Criteo Australia PTY (Australia)	71	71	9,313,547	63	(7,438,497)	100%		24,801,441	(252,725)
Criteo KK (Japan)	63,766	63,766	0	90,208	60,835,188	66%		308,430,058	15,184,492
Criteo SRL (Italy)	20,000	20,000	0	20,000	6,688,737	100%	1,083,185	57,074,145	78,090
Criteo Singapore PTE Ltd (Singapore)	17,283,525	17,283,525	8,807,446	16,920,129	(14,283,196)	100%		42,321,405	(736,119)
Criteo LLC (Russia)	305,709	305,709	0	143	(32,114)	100%	789,508	31,532,788	1,193,425
Criteo Espana S.L. (Spain – Madrid)	3,000	3,000	1,593,700	3,000	3,404,598	100%		36,049,529	(795,215)
Criteo Europa MM S.L. (Spain – Barcelona)	3,000	3,000	0	3,000	1,361,725	100%	860,079	0	883,934
Criteo MEA FZ LLC (Dubai)	12,937	12,937	0	11,982	2,927,263	100%		29,166,580	(47,047)
Criteo Reklmacilik Hzimztleri ve Ticaret AS (Turkey)	1,206,576	1,206,576	0	1,017,309	(221,677)	100%		16,724,648	(20,488)
Criteo Canada Corp. (Canada)	1	1	1,605,324	1	3,698,268	100%		22,083,236	(547,174)
Criteo Finance SAS (France)	10,000	10,000	5,507,796	10,000	52,735	100%		25,129,095	(77,546)
Criteo India Private Limited (India)	538,432	538,432	0	498,834	501,902	99%		10,649,775	(168,442)
Storetail Marketing Services S.A. (France)	41,270,727	41,270,727	7,314,770	51,439	2,699,427	100%		4,287,457	(4,501,218)
Criteo Korea Ltd (Korea)	78,342	78,342	11,022,886	77,144	0	100%		59,638,924	(4,733,372)
Criteo Nordics AB (Sweden)	4,876	4,876	0	4,786	6,023,358	100%		30,713,656	289,480
Mad Yourself (United States)	2,995,571	0	0	890	64,091	100%		124,157	124,157
Condigolabs (France)	1,000,000	1,000,000	0	166,667	933,000	40%		0	(38,000)
Source: subsidiaries’ accounts presented in US GAAP (internal group reporting standard) converted to euros.

Annex B-36

ANNEX C
IFRS CONSOLIDATED FINANCIAL STATEMENTS

Please note that because we are a French company, the full text of the consolidated financial statements included in this Annex C has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

Consolidated Financial Statements
for the year ending December 31, 2019

Annex C-1

CONSOLIDATED STATEMENTS OF INCOME

(In thousands of euros)	Notes	December 31, 2017	December 31, 2018	December 31, 2019

Revenue	6/21	2,036,465	1,948,947	2,020,115
Traffic acquisition costs	7	(1,202,011)	(1,130,574)	(1,174,590)
Other cost of revenue	7	(107,832)	(111,602)	(104,697)
Gross Profit		726,622	706,771	740,828
Research and development expenses	7/8	(154,609)	(151,888)	(153,734)
Sales and operations expenses	7/8	(337,297)	(315,767)	(337,443)
General and administrative expenses	7/8	(112,090)	(114,331)	(124,465)
Income from Operations		122,626	124,785	125,186
Financial income (expense)	10	(8,441)	(4,305)	(9,388)
Income before taxes		114,185	120,480	115,798
Provision for income taxes	11	(28,049)	(39,047)	(34,083)
Net income		86,136	81,433	81,715
- Available to shareholders of Criteo S.A.		81,305	75,304	77,120
- Available to non-controlling interests		4,831	6,129	4,595

Basic earnings per share (in € per share)	23	1.25	1.13	1.20
Diluted earnings per share (in € per share)	23	1.21	1.12	1.18
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-3

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019

Net income	86,136	81,433	81,715
Foreign currency translation differences, net of taxes	(18,220)	24,142	9,338
- Foreign currency translation differences	(18,220)	24,142	9,338
- Income tax effect	—	—	—
Actuarial (losses) gains on employee benefits, net of taxes	(77)	776	(1,082)
- Actuarial (losses) gains on employee benefits	(91)	1,046	(1,227)
- Income tax effect	14	(270)	145
Comprehensive income	67,839	106,351	89,971
- Available to shareholders of Criteo S.A.	63,934	99,029	84,705
- Available to non-controlling interests	3,905	7,322	5,266
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-4

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands of euros)	Notes	December 31, 2017	December 31, 2018	December 31, 2019
Goodwill	13	197,470	273,259	282,268
Intangible assets	14	80,232	97,847	77,340
Property, plant and equipment	15	134,855	160,708	172,832
Non-current financial assets	16	16,280	17,869	19,358
Right of use assets - operating leases	17	—	—	126,067
Deferred tax assets	11	20,847	29,447	25,805
TOTAL NON-CURRENT ASSETS		449,684	579,130	703,670
Trade receivables	18	403,651	413,887	425,640
Current tax assets	11	7,411	16,923	19,427
Other current assets	19	69,912	66,002	69,139
Cash and cash equivalents	20	345,292	318,276	372,751
TOTAL CURRENT ASSETS		826,266	815,088	886,957
TOTAL ASSETS		1,275,950	1,394,218	1,590,627

(In thousands of euros)	Notes	December 31, 2017	December 31, 2018	December 31, 2019
Share capital	22	1,652	1,693	1,655
Additional paid-in capital		327,279	333,340	303,195
Currency translation adjustment		(2,356)	20,589	29,256
Consolidated reserves		327,256	463,403	548,648
Treasury stock	4	—	(69,741)	(66,551)
Retained earnings		81,305	75,304	77,120
Equity - available to shareholders of Criteo S.A.		735,136	824,588	893,323
Non-controlling interests		13,503	21,158	27,274
TOTAL EQUITY		748,639	845,746	920,597
Financial liabilities - non current portion	25	1,799	2,174	684
Non current lease liabilities - operating leases	17	—	—	106,330
Retirement benefit obligation	24	4,293	4,835	7,553
Other non current liabilities		2,326	4,459	4,934
Deferred tax liabilities	11	2,085	9,437	8,142
TOTAL NON-CURRENT LIABILITIES		10,503	20,905	127,643
Financial liabilities - current portion	25	1,250	889	3,236
Current lease liabilities - operating leases	17	—	—	40,876
Provisions	27	1,499	2,305	5,681
Trade payables		347,847	371,508	347,564
Current tax liabilities		8,336	6,746	3,045
Other current liabilities	28	157,876	146,119	141,985
TOTAL CURRENT LIABILITIES		516,808	527,567	542,387
TOTAL EQUITY AND LIABILITIES		1,275,950	1,394,218	1,590,627
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-5

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of euros)	Notes	December 31, 2017	December 31, 2018	December 31, 2019
Net income		86,136	81,433	81,715
Non-cash and non-operating items		188,146	187,696	212,998
- Amortization and provisions		92,215	94,786	137,400
- Share-based compensation expense		63,485	56,414	36,621
- Change in deferred taxes		(11,742)	(6,939)	12,577
- Income tax for the period		39,791	45,987	21,506
- Interest paid on leasing		—	—	4,207
- Other (1)		4,397	(2,552)	687
Change in working capital		(6,845)	8,533	5,566
- (Increase) / Decrease in trade receivables		(68,207)	1,029	790
- Increase / (Decrease) in trade payables		28,858	7,559	(12,420)
- (Increase) / Decrease in other current assets		(3,000)	3,499	6,802
- Increase / (Decrease) in other current liabilities (1)		35,504	(3,554)	10,172
- Change in operating lease liabilities and right of use assets		—	—	222
Income taxes paid		(49,928)	(56,789)	(46,530)
CASH FROM OPERATING ACTIVITIES		217,509	220,873	253,749
Acquisition of intangible assets, property, plant and equipment		(96,775)	(106,291)	(88,927)
Proceeds from disposal of intangible assets, property, plant and equipment		494	24	1,442
Payments for (Disposal of) acquired businesses, net of cash acquired (disposed)		932	(87,766)	(3,970)
Change in other non-current financial assets		1,072	(49)	(1,220)
CASH USED FOR INVESTING ACTIVITIES		(94,277)	(194,082)	(92,675)
Issuance of long-term borrowings		3,010	—	—
Repayment of borrowings (2)		(79,192)	(817)	(913)
Repayment of leases (3)		—	—	(54,683)
Proceeds from capital increase		28,301	1,247	1,642
Change in treasury stocks		—	(70,475)	(52,957)
Change in other financial liabilities (1)		(8,595)	13,785	(1,227)
CASH USED FOR FINANCING ACTIVITIES		(56,476)	(56,260)	(108,138)
CHANGE IN NET CASH AND CASH EQUIVALENTS		66,756	(29,469)	52,936
Net cash and cash equivalents at beginning of period	20	256,447	345,292	318,276
Effect of exchange rate changes on cash and cash equivalents		22,089	2,453	1,539
Net cash and cash equivalents at end of period	20	345,292	318,276	372,751
(1) In 2017 and 2018, the Company reported the cash impact of the settlement of hedging derivatives related to financing activities in cash from (used for) financing activities in the consolidated statements of cash flows.
(2) Interests paid for the year ended December 31, 2019, 2018 and 2017 amounted respectively to €1.2 million, €1.2 million and €2.6 million.
(3) The financial statements as of December 31, 2018 and 2017 have not been restated for the application of IFRS 16 Leases (Note 2)
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-6

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(In thousands of euros)	Share capital	Additional paid-in capital	Treasury stock	Currency translation adjustment	Consolidated Reserves	Retained earnings	Equity attributable to shareholders of Criteo S.A.	Non-controlling interests	Total equity
Balance at January 1, 2017	1,599	297,512	—	14,938	181,669	74,599	570,317	9,245	579,562
Net income	—	—	—	—	—	81,305	81,305	4,831	86,136
Other comprehensive income (loss)	—	—	—	(17,294)	(77)	—	(17,371)	(926)	(18,297)
Total comprehensive income	—	—	—	(17,294)	(77)	81,305	63,934	3,905	67,839
Allocation of net income from prior period	—	—	—	—	74,599	(74,599)	—	—	—
Issuance of common shares	43	29,767	—	—	—	—	29,810	—	29,810
Share-based compensation	—	—	—	—	61,622	—	61,622	353	61,975
Other changes in equity (1)	10	—	—	—	9,443	—	9,453	—	9,453
Balance at December 31, 2017	1,652	327,279	—	(2,356)	327,256	81,305	735,136	13,503	748,639
Net income	—	—	—	—	—	75,304	75,304	6,129	81,433
Other comprehensive income (loss)	—	—	—	22,949	776	—	23,725	1,193	24,918
Total comprehensive income	—	—	—	22,949	776	75,304	99,029	7,322	106,351
Allocation of net income from prior period	—	—	—	—	81,305	(81,305)	—	—	—
Issuance of common shares	3	2,499	—	—	—	—	2,502	—	2,502
Share-based compensation	—	—	—	—	54,826	—	54,826	333	55,159
Change in treasury stock (2)	—	—	(70,475)	—	—	—	(70,475)	—	(70,475)
Other changes in equity	38	3,562	734	(4)	(760)	—	3,570	—	3,570
Balance at December 31, 2018	1,693	333,340	(69,741)	20,589	463,403	75,304	824,588	21,158	845,746
Net income	—	—	—	—	—	77,120	77,120	4,595	81,715
Other comprehensive income (loss)	—	—	—	8,667	(1,082)	—	7,585	671	8,256
Total comprehensive income	—	—	—	8,667	(1,082)	77,120	84,705	5,266	89,971
Allocation of net income from prior period	—	—	—	—	75,304	(75,304)	—	—	—
Issuance of common shares	2	1,634	(52,957)	—	—	—	(51,321)	—	(51,321)
Share-based compensation	—	—	—	—	35,192	—	35,192	190	35,382
Change in treasury stock (2)	(40)	(31,779)	56,147	—	(24,328)	—	—	—	—
Other changes in equity	—	—	—	—	159	—	159	660	819
Balance at December 31, 2019	1,655	303,195	(66,551)	29,256	548,648	77,120	893,323	27,274	920,597
(1) Deferred consideration in the context of Storetail Marketing Services SAS acquisition.
(2) Share repurchase program (see note 4)

The accompanying notes form an integral part of these consolidated financial statements.

Annex C-7

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Description of the activity
Criteo S.A. is a société anonyme or S.A, under the laws of the French Republic. The headquarters are located at 32 rue Blanche, 75009 Paris. The Company is registered on Registre du Commerce (Trade and Companies Registry) in Paris under no. 484 786 249 RCS Paris. Criteo is a global technology company building the leading advertising platform for the open Internet. Criteo strives to deliver impactful business results at scale to commerce companies and consumer brands by meeting their multiple marketing goals at their targeted return on investment. Using shopping data, predictive technology and large consumer reach, Criteo help clients drive Awareness1, Consideration and Conversion for their products and services, and help retailers generate advertising revenues from brands.
The preparation of the Consolidated Financial Statements as of December 31, 2019 are under the responsibility of Criteo S.A.’s management. The Consolidated Financial Statements were authorized for issuance by the board of directors of Criteo S.A. on March 2, 2020 and will be approved at the General Meeting on June 25, 2020.
All amounts are expressed in thousands of euros, unless stated otherwise.
In these notes, Criteo S.A. is referred to as the Parent company and together with its subsidiaries, collectively, as "Criteo," the Company "or" the Group".

___________________________________________________
1 Driving Awareness for a brand means exposing its brand name to consumers who have not been in touch with the brand before, thereby creating brand awareness from such consumers. Driving Consideration for an advertiser's products or services means attracting prospective new consumers to consider engaging with and/or buying this advertiser's products or services. Driving Conversion for an advertisers' products or services means triggering a purchase by consumers who have already engaged with this advertisers products or services in the past.

Annex C-8

Note 2 – Basis of preparation
The Consolidated Financial Statements have been prepared using a going concern assumption and the historical cost principle with the exception of certain assets and liabilities that are measured at fair value in accordance with IFRS. The categories concerned are detailed in the following notes.
In application of the 1606/2002 regulation adopted by the European Parliament and the European Council, the Consolidated Financial Statements have been prepared in accordance with the International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standard Board (“IASB”) and endorsed by the European Union and whose application is mandatory for the year ending December 31, 2019. Furthermore, regarding its mandatory compliance as a Nasdaq listed company and under the Securities Exchange Act of 1934, the Group publishes consolidated financial statements in accordance with the applicable accounting standards in the United States.
The set of texts adopted by the European Union is available on the web site of the European Commission: http://ec.europa.eu/internal_market/accounting/ias/index_fr.htm.

Standards and amendments applicable from January 1, 2019

Effective January 1, 2019, the Group adopted IFRS 16 - Leases (Note 17).

As of January 1, 2019:

•	The right of use asset recognized was €150.6 million and €45.5 million, respectively, for offices and leases

•	The leasing liability recognized was €135.6 million and €43.6 million, respectively, for offices and leases

The following new standards and amendments have been adopted by Criteo on January 1, 2019 but have had no impact on the Company’s consolidated financial statements as of December 31, 2019:
•IFRIC 23 - Uncertainty over income tax treatments (interpretation)
•Prepayment Features with Negative Compensation (Amendments to IFRS 9)
Plan Amendment, Curtailment or Settlement (Amendments to IAS 19)
•Annual Improvements to IFRS Standards 2015–2017 Cycle
Standards and amendments to be adopted but not yet applicable as of December 31, 2019

•	Amendments to IAS 1 and IAS 8, addition of the definition of materiality

Criteo does not believe the adaption of this standard will have a significant impact on its financial statements.

Annex C-9

Note 3 – Principles and accounting methods
Consolidation Methods
The Group has control over all its subsidiaries, and consequently they are all fully consolidated. The table below presents at each period’s end and for all entities included in the consolidation scope the following information:

•	Country of incorporation; and

•	Percentage of voting rights and ownership interests

	Country	December 31, 2017		December 31, 2018		December 31, 2019		Consolidation method
		Voting rights	Ownership interest	Voting rights	Ownership interest	Voting rights	Ownership interest
French subsidiaries
Criteo S.A. (*)	France	100%	100%	100%	100%	100%	100%	Parent Company
Criteo France S.A.S.	France	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Finance S.A.S.	France	100%	100%	100%	100%	100%	100%	Fully consolidated
Storetail Marketing Services S.A.S.	France	—%	—%	100%	100%	100%	100%	Fully consolidated
Condigolabs S.A.S.	France	—%	—%	—%	—%	100%	40%	Fully consolidated
Foreign subsidiaries
Criteo Ltd.	United Kingdom	100%	100%	100%	100%	100%	100%	Fully consolidated
HookLogic Ltd. (**)	United Kingdom	100%	100%	100%	100%	—%	—%	N/A
Storetail Marketing Services LTD	United Kingdom	—%	—%	100%	100%	100%	100%	Fully consolidated
Criteo Corp.	United States	100%	100%	100%	100%	100%	100%	Fully consolidated
Manage Inc.	United States	—%	—%	100%	100%	100%	100%	Fully consolidated
Criteo GmbH	Germany	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Nordics AB. (*)	Sweden	—%	—%	—%	—%	100%	100%	Fully consolidated
Criteo Korea Ltd. (*)	Korea	—%	—%	—%	—%	100%	100%	Fully consolidated
Criteo K.K.	Japan	66%	66%	66%	66%	66%	66%	Fully consolidated
Criteo Do Brasil Desenvolvimento De Serviços De Internet Ltda.	Brazil	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo B.V.	The Netherlands	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Australia Pty Ltd.	Australia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo S.R.L.	Italy	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Advertising (Beijing) Co.Ltd	China	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Singapore Pte.Ltd	Singapore	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo LLC	Russia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Europa MM, S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Espana, S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Storetail Marketing Services S.L.U	Spain	—%	—%	100%	100%	100%	100%	Fully consolidated
Criteo Canada Corp.	Canada	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Reklamcilik Hzimetleri ve Ticaret A.S.	Turkey	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo MEA FZ-LLC	United Arab Emirates	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo India Private Limited	India	100%	100%	100%	100%	100%	100%	Fully consolidated
(*) including Criteo Korea and Criteo AB (Sweden) branches activities until 2018, transformed into subsidiaries from 2019
(**) merged with Criteo Ltd.

Annex C-10

Business combinations
The acquisition method is used in accounting for business combinations. The consideration transferred to obtain control of a subsidiary is calculated as the sum of the acquisition-date fair values of assets transferred, liabilities incurred and the equity interests issued by the Company, which includes the fair value of any asset or liability arising from a contingent consideration arrangement.
Acquisition costs are expensed as incurred.
Identifiable assets acquired and liabilities assumed are recognized in a business combination regardless of whether they have been previously recognized in the acquiree’s financial statements prior to the acquisition. Assets acquired and liabilities assumed are generally measured at their acquisition date fair values.
Goodwill is determined after a separate recognition of identifiable intangible assets. It is calculated as the excess of the fair value of the consideration transferred over the sum of the recognized amount of any non-controlling interest in the acquiree and the acquisition date fair values of identifiable net assets.
When the cost of the acquisition is below the fair value of the Company’s share in the assets, liabilities and contingent liabilities of the acquiree, the difference is recognized directly in the income statement.
If the initial accounting for a business combination can only be determined provisionally, provisional values of the assets and liabilities should be adjusted within one year from the acquisition date, in accordance with IFRS 3.
The impact of capital gains or losses and of depreciation charges and reversals recognized after 12 months of the acquisition date in relation to the values assigned to assets acquired and liabilities assumed at the time of the first consolidation is recognized prospectively, as the income of the period of change and future periods, if any, without adjusting goodwill except in the case of the correction of an error, in accordance with IAS 8—Accounting policies, changes in accounting estimates and errors.

Intangible Assets (Excluding Goodwill)
Acquired intangible assets are accounted for at acquisition cost, less accumulated amortization and any impairment loss. Acquired intangible assets are primarily composed of software, technologies and customer relationships, amortized on a straight-line basis over their estimated useful lives comprised between one and three years for software, and between three and nine years for technologies and customer relationships. Intangible assets are reviewed for impairment whenever there are events or changes in circumstances such as, but not limited to, significant declines in revenue, earnings or cash flows or material adverse changes in the business climate, that indicate that the carrying amount of an asset may be impaired.

Costs related to customized internal-use software that have reached the development stage are capitalized. Capitalization of such costs begins when the preliminary project stage is complete and stops when the project is substantially complete and is ready for its intended purpose. In making

Annex C-11

this determination, several analysis for each phase were performed, including analysis of the feasibility, availability of resources, intention to use and future economic benefits. Amortization of these costs begins when assets are placed in service and is calculated on a straight-line basis over the assets’ useful lives estimated at three to five years.
The research and development efforts are focused on enhancing the performance of our solution and improving the efficiency of the services the Group delivers to clients. All development costs, principally headcount-related costs, are expensed as incurred as management has determined that technological feasibility is reached shortly before the product is available for release to customers.

Property, Plant and Equipment
Property, plant and equipment are accounted for at acquisition cost less cumulative depreciation and any impairment loss. Depreciation is calculated on a straight-line basis over the assets’ estimated useful lives as follows:
•Servers..........................................................................5 years over the life of the warranty
•Furniture and IT equipment............................................................................... 3 to 5 years
Leasehold improvements are depreciated over their useful life or over the lease term, whichever is shorter.
The gains and losses on disposal of assets are determined by comparing selling price with the net book value of the disposed asset. Residual values and the duration of assets’ useful lives are revised and, if applicable, adjusted at each closing date for each reporting period.

Impairment of Assets

Goodwill, Intangible Assets, Property, plant and equipment
In accordance with IAS 36—Impairment of Assets, whenever events or changes in market conditions indicate a risk of impairment of intangible assets, property, plant and equipment, a detailed review is carried out in order to determine whether the net carrying amount of such assets remains lower than their recoverable amount, which is defined as the greater of fair value (less costs to sell) and value in use. Value in use is measured by discounting the expected future cash flows from continuing use of the asset and its ultimate disposal. Goodwill is tested once a year for impairment following the principle that the Group operates as a single reporting unit and has selected December 31 as the date to perform its annual impairment test.

In the event that the recoverable value is lower than the net carrying value, the difference is recognized as an impairment loss. Impairment losses for property, plant and equipment or intangible assets with finite useful lives can be reversed if the recoverable value becomes higher than the net carrying value (but not exceeding the loss initially recorded).

Annex C-12

There has been no impairment of goodwill during the years ended December 31, 2017, 2018 and 2019, as the Company's reporting unit's fair value was in excess of the carrying value based on the annual goodwill impairment test.
Leases
In accordance with the provisions of IFRS 16, when entering into a rental agreement, the Group recognizes a liability on the balance sheet corresponding to future discounted payments of the fixed part of the rents, as well as a right of use asset amortized over the term of the contract
Office space and data centers are rented under non-cancellable operating lease agreements. These leases typically include rent free periods, rent escalation periods, renewal options and may also include leasehold improvement incentives. Both office and data center leases may contain non-lease components such as maintenance, electrical costs, and other service charges. Non-lease components are accounted for separately.
Operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. Options have been included in the calculation if management has determined that it is reasonably certain that the option will be exercised. Lease liabilities or right of use asset for leases with a term of 12 months or less and/or low values are not recognized.

Financial Assets and Liabilities, Excluding Derivatives Financial Instruments
Financial assets, excluding cash, consist exclusively of loans and receivables. Loans and receivables are non-derivative financial assets with a payment, which is fixed or can be determined, not listed on an active market. They are included in current assets, except those that mature more than twelve months after the reporting date.
Loans are measured at amortized cost using the effective interest method. The recoverable amount of loans and advances is estimated whenever there is an indication that the asset may be impaired and at least on each reporting date. If the recoverable amount is lower than the carrying amount, an impairment loss is recognized in the Consolidated Statement of Income.
Accounts receivables are carried at net realizable value. On a periodic basis, the management evaluates the accounts receivables and determines whether to provide an allowance or if any accounts should be written down and charged to expense as a bad debt. The evaluation is based on a past history of collections, current credit conditions, the length of time the account is past due and a past history of write downs. A receivable is considered past due if we have not received payments based on agreed-upon terms.
A higher default rate than estimated or a deterioration in our clients’ creditworthiness could have an adverse impact on our future results. Allowances for doubtful accounts on trade receivables are recorded in “Sales and operations expenses” in our Consolidated Statement of Income. We generally do not require any security or collateral to support our receivables.
Financial liabilities are initially recorded at their fair value at the transaction date. Subsequently they are measured at amortized cost using the effective interest method.

Annex C-13

Derivatives Financial Instruments
The Group buys and sells derivative financial instruments in order to manage and reduce the exposure to the risk of exchange rate fluctuations. The Group deals only with first-class financial institutions. Under IAS 39, financial instruments may only be classified as hedges when the effectiveness of the hedging relationship at inception and throughout the life of the hedge can be demonstrated and documented. Derivatives not designated as hedging instruments mainly consist of put, forward buying and selling contracts that we use to hedge intercompany transactions and other monetary assets or liabilities denominated in currencies other than the local currency of a subsidiary. We recognize gains and losses on these contracts, as well as the related costs in the financial income (expense), net, along with the foreign currency gains and losses on monetary assets and liabilities.
In 2017 and 2018, the Company reported the cash impact of the settlement of hedging derivatives in cash from (used for) financing activities in the consolidated statements of cash flows. This accounting policy choice results in the cash flows from the derivative instrument to be classified in the same category as the underlying cash flows. Prior periods amounts have not been restated as the impact is immaterial.
In accordance with amendment to IFRS 7—Financial instruments: Disclosures, financial instruments are presented in three categories based on a hierarchical method used to determine their fair value:

•	level 1: fair value calculated using quoted prices in an active market for identical assets and liabilities;

•	level 2: fair value calculated using valuation techniques based on observable market data such as prices of similar assets and liabilities or parameters quoted in an active market;

•	level 3: fair value calculated using valuation techniques based wholly or partially on unobservable inputs such as prices in an active market or a valuation based on multiples for unlisted companies.

Cash and cash equivalents
Cash includes cash on hand and demand deposits with banks. Cash equivalents include short-term, highly liquid investments, for which the risk of changes in value is considered to be insignificant.
Demand deposits therefore meet the definition of cash equivalents. Cash equivalents are measured at fair value and any changes are recognized in the Consolidated Statement of Income.

Annex C-14

Employee Benefits
Depending on the laws and practices of the countries in which the Group operates, employees may be entitled to compensation when they retire or to a pension following their retirement. For state-managed plans and other defined contribution plans, we recognize them as expenses when they become payable, our commitment being limited to our contributions.
In accordance with IAS 19, the liability with respect to defined benefit plans is estimated using the projected unit credit method. Under this method, each period of service gives rise to an additional unit of benefit entitlement and each unit is valued separately to obtain the final obligation. The final amount of the liability is then discounted.
The main assumptions used to calculate the liability are:

•	discount rate;

•	future salary increases; and

•	employee turnover.

Service costs are recognized in the income statement and are allocated by function.
Finance costs are presented as part of “Financial income (expense)” in the Consolidated Statement of Income.
Actuarial gains and losses are recognized in other comprehensive income. Actuarial gains and losses arise as a result of changes in actuarial assumptions or experience adjustments (differences between the previous actuarial assumptions and what has actually occurred).

Provisions
The Group recognizes provisions in accordance with IAS 37—Provisions, Contingent Liabilities and Contingent Assets, if the following three conditions are met:

•	the Group has a present obligation (legal or constructive) towards a third-party that arises from an event prior to the closing date;

•	it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation;

•	and the obligation amount can be estimated reliably.
With respect to litigation and claims that may result in a provision to be recognized, the Group exercises significant judgment in measuring and recognizing provisions or determining exposure to contingent liabilities that are related to pending litigation or other outstanding claims. These judgment and estimates are subject to change as new information becomes available.

Annex C-15

Revenue recognition
Revenue is recognized when the transfer of control of promised services is performed directly to clients or to advertising agencies, for an amount that reflects the consideration to which the Group expects to be entitled to in exchange for those services.

Cost of revenue
The cost of revenue primarily includes traffic acquisition costs and other cost of revenue.
Traffic Acquisition Costs. Traffic acquisition costs consist primarily of purchases of impressions from publishers on a CPM basis. The Group purchases impressions directly from publishers or third-party intermediaries, such as advertisement exchanges. It recognizes cost of revenue on a publisher by publisher basis as incurred. Costs owed to publishers but not yet paid are recorded in our Consolidated Statement of Financial Position as accounts payable.
Other Cost of Revenue. Other cost of revenue includes expenses related to third-party hosting fees, depreciation of data center equipment and data purchased from third parties.
For some solutions within Criteo Retail Media, the Group pays for the inventory of our ecommerce retailer partners on a revenue sharing basis, effectively paying the retailers a portion of the click-based revenue generated by user clicks on the sponsored products advertisements displaying the products of our brand manufacturer clients.

Share-Based Compensation
Shares, employee share options and warrants are exclusively awarded to our employees or directors. As required by IFRS 2—Share-Based Payment (“IFRS 2”), these awards are measured at their fair value on the date of grant. The fair value is calculated with the most relevant formula regarding the settlement and the conditions of each plan. The fair value is recorded in personnel expenses (allocated by function in the Consolidated Statement of Income) on a straight line basis over each milestone composing the vesting period with a corresponding increase in shareholders’ equity.
At each closing date, the Group re-examines the number of options likely to become exercisable. If applicable, the impact of the review of the estimate is recognized in the Consolidated Statement of Income with a corresponding adjustment in equity.

Annex C-16

Income Taxes
The Group elected to classify the French business tax, Cotisation sur la Valeur Ajoutée des Entreprises (“CVAE”), as an income tax in compliance with IAS 12—Income Taxes (“IAS 12”).
The French Research Tax Credit, Crédit d’Impôt Recherche (“CIR”), is a French tax incentive to stimulate research and development (“R&D”). Generally, the CIR offsets the income tax to be paid and the remaining portion (if any) can be refunded at the end of a three-fiscal year-period. The CIR is calculated based on the claimed volume of eligible R&D expenditures by us. As a result, the CIR is presented as a deduction to “Research and development expenses” in the Consolidated Statement of Income. The Group has exclusively claimed R&D performed in France for purposes of the CIR.
The U.S Research Tax Credit is a U.S. tax credit to incentivize research and development activities in the U.S. Qualifying R&D expenses generating a tax credit which may be used to offset future taxable income once all net operating losses and foreign tax credits have been used. It is not refundable and as such, considered in the scope of IAS 12 as a component of income tax expenses. We have exclusively claimed R&D performed in the U.S. for purposes of the U.S. Research Tax Credit.
Deferred taxes are recorded on all temporary differences between the financial reporting and tax bases of assets and liabilities, and on tax losses, using the liability method. Differences are defined as temporary when they are expected to reverse within a foreseeable future. Only deferred tax assets may be recognized if, based on the projected taxable incomes within the next three years; the Group determines that it is probable that future taxable profit will be available against which the unused tax losses and tax credits can be utilized. This determination requires many estimates and judgments by the management for which the ultimate tax determination may be uncertain.
If future taxable profits are considerably different from those forecasted that support recording deferred tax assets, the amount of deferred tax assets will be revised downwards or upwards, which would have a significant impact on the net income. In accordance with IAS 12, tax assets and liabilities are not discounted. Amounts recognized in the Consolidated Financial Statement are calculated at the level of each tax entity included in the consolidation scope.
Operating Segments
In accordance with IFRS 8—Operating Segments, segment information reported is built on the basis of internal management data used for performance analysis of businesses and for the allocation of resources. An operating segment is a distinct component of the Company which is engaged in the supply of distinct products and services and which is exposed to risks and returns different from the risks and the returns of other operating segments.
The chief operating decision-maker is the Chief Executive Officer (“CEO”). The CEO reviews consolidated data for revenue, revenue excluding traffic acquisition costs (Revenue ex-TAC) and Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, share-based compensation, service costs (pension), restructuring costs and acquisition-related costs and deferred price consideration) for the purposes of allocating resources and evaluating financial performance.
The Group has concluded that its operations constitute one operating and reportable segment.

Annex C-17

Use of Estimates
The Consolidated Financial Statements are prepared in accordance with IFRS. The preparation of the Consolidated Financial Statements requires management to make estimates, assumptions and judgments that affect the reported amounts of assets, liabilities, revenue and expenses. The Group bases its estimates and assumptions on historical experience and other factors that it believes to be reasonable under the circumstances. The Group evaluates the estimates and assumptions on an ongoing basis. The actual results may differ from these estimates.
The most significant areas that require management judgment and estimates relate to (1) the recognition of revenue; (2) the evaluation of the trade receivables and the recognition of a valuation allowance for doubtful accounts; (3) the research tax credits; (4) the income taxes including (i) the recognition of the deferred tax assets considering the subsidiaries projected taxable profit for future years (ii) the evaluation of uncertain tax positions considering our transfer pricing policies and (iii) the recognition of income tax positions considering the tax reform in France voted in December 2018; (5) assumptions used in valuing acquired assets and assumed liabilities in business combinations, (6) assumptions used in the valuation of goodwill, intangible assets and leases, and (7) assumptions used in the valuation model to determine the fair value of share-based compensation plan.

Earnings Per Share
In accordance with IAS 33—Earnings Per Share, basic earnings per share (“EPS”) are calculated by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding. The weighted average number of shares outstanding is calculated according to movements in share capital.
In addition, diluted earnings per share is calculated by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding plus any potentially dilutive shares not yet issued.

Annex C-18

Note 4 – Significant Events and Transactions of the Period

Change in estimated useful life of servers and other data center equipment

During the first quarter of 2019, we revised our estimate of the useful life of all servers and other equipment used in our data centers from 3 to 5 years. This change in estimate was determined based on a revised commissioning plan which extends the equipment useful life from 3 to 5 years. This resulted in an increase in income from operations of €37.5 million, increase in net income of €32 million, or €0.50 per share.

Share repurchase program
On October 25, 2018 Criteo's board of directors authorized a share repurchase program of up to $80 million (€70.5 million) of the Company’s outstanding American Depositary Shares. The Company may use repurchased shares to satisfy employee equity plan vesting in lieu of issuing new shares. In addition, the Company may use part of repurchased shares in connection with future Merger and Acquisition ("M&A") transactions or cancel such shares. The repurchases were executed, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through the use of 10b5-1 plans. During the quarter ended December 31, 2018, the Company repurchased 3.5 million of its shares for the authorized amount.
On February 8, 2019, the board of directors authorized the reduction of capital resulting in the formal retirement of 1,594,288 treasury shares.
On July 26, 2019, Criteo's board of directors authorized a share repurchase program of up to $80.0 million (€71.4 million) of the Company's outstanding American Depositary Shares. The Company may use repurchased shares to satisfy employee equity plan vesting in lieu of issuing new shares. In addition, the Company may use part of repurchased shares in connection with future Merger and Acquisition ("M&A") transactions or cancel such shares. As of December 31, 2019, 3.2 million shares were held as treasury shares as part of the share repurchase program authorized on July 26, 2019.
As of December 31, 2019, we have 3.9 million treasury shares remaining which may be used to satisfy the company's obligations under its employee equity plans upon RSU vestings in lieu of issuing new shares, and for M&A.

	Number of Treasury Shares	Amount (in thousands of euros)
Balance at January 1, 2018	—	—
Treasury Shares Repurchased to potentially use for M&A	1,751,147	35,240
Treasury Shares Repurchased for RSU Vesting	1,748,111	35,235
Treasury Shares Issued for RSU Vesting	(40,139)	(734)
Balance at December 31, 2018	3,459,119	69,741
Balance at January 1, 2019	(1,594,288)	(31,819)
Treasury Shares Repurchased to potentially use for M&A	1,498,709	25,740
Treasury Shares Repurchased for RSU Vesting	1,743,223	27,217
Treasury Shares Issued for RSU Vesting	(1,203,090)	(24,328)
Balance at December 31, 2019	3,903,673	66,551

Annex C-19

Restructuring

As part of a new organization structure designed to best support its multi-product platform strategy, accelerate execution, and as part of our offices right sizing policy, the Company incurred net restructuring costs of €12.1 million. These costs are mainly compromised of personnel costs, net of gains from forfeitures of equity instruments linked to share-based compensation, and the impairment of the right of use assets, offset by the write off of the associated debt.

Cease of our R&D operations in Palo Alto
On October 7, 2019, in connection with the new organization structure, the Company announced a plan to restructure its R&D activities with the closing of its R&D operations in Palo Alto. The Company incurred net restructuring costs of €0.6 million, classified as part of research and development expenses in the consolidated statement of income and compromised of employee benefits (€5.0 million), net of gains from forfeitures of equity instruments linked to share-based compensation (€4.4 million). The amount recognized as current liabilities in the Consolidated Balance Sheet is €5.0 million.

Offices right sizing policy
As part of its cost management efficiency plan, the Company decided to implement an office right sizing policy. The Company incurred net restructuring costs of €10.9 million, compromised of costs for impairment of right of use assets, net of the reversal of the associated debt of €9.0 million and various facility related exit costs of €1.9 million.

The restructuring charge was allocated between Research and Development expenses (€0.6 million), Sales and Operations expenses (€7.8 million) and General and Administrative expenses (€2.5 million). The amount recorded as current liabilities on the consolidated balance sheet is € 0.7 million.

New organization structure
As part of a new organization structure designed to best support its multi-product platform strategy and accelerate execution, the Company incurred net restructuring costs of €0.6 million, mainly compromised of payroll expenses of €3.5 million, and offset by gains from forfeitures of equity instruments linked to share-based compensation of €2.9 million. This restructuring costs were allocated between Research and Development expenses (€0.5 million), and Sales and Operations expenses (€0.1 million). The amount recorded as current liabilities on the consolidated balance sheet is €0.5 million.

Annex C-20

Note 5 – Financial risk management
Credit risk
The maximum exposure to credit risk at the end of each reported period is represented by the carrying amount of financial assets and summarized in the following table:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Non-current financial assets	16,280	17,869	19,358
Trade receivables	403,651	413,887	425,640
Other current assets	69,912	66,002	69,139
Cash and cash equivalents	345,292	318,276	372,751
Total	835,135	816,034	886,888

Trade receivables
Credit risk is defined as an unexpected loss in cash and earnings if the client is unable to pay its obligations in due time. The Group performs internal ongoing credit risk evaluations of the clients. When a possible risk exposure is identified, the Group requires prepayments.
For each period presented, the aging of trade receivables and allowances for potential losses is as follows:

(In thousands of euros)	December 31, 2017				December 31, 2018				December 31, 2019
	Gross Value	%	Impairment	%	Gross Value	%	Impairment	%	Gross Value	%	Impairment	%
Not yet due	253,675	60%	(140)	1%	276,435	63%	(224)	1%	297,763	67%	(2,175)	12%
0-30 days	101,690	24%	—	—	100,210	23%	(549)	2%	85,721	19%	(1,767)	10%
31-60 days	24,452	6%	(18)	—	18,156	4%	(1,028)	5%	20,035	5%	(180)	1%
60-90 days	6,252	2%	(29)	—	8,944	2%	(1,091)	5%	9,286	2%	(178)	1%
> 90 days	34,942	8%	(17,173)	99%	32,779	8%	(19,745)	87%	30,300	7%	(13,165)	75%
Total	421,011	100%	(17,360)	100%	436,524	100%	(22,637)	100%	443,105	100%	(17,465)	100%

Cash and Cash Equivalents
Cash and cash equivalents are exclusively invested in secure investments such as interest-bearing term deposits.

Annex C-21

Market Risk
Foreign Currency Risk
A 10% increase or decrease of the Pound Sterling, the U.S dollar, the Japanese yen or the Brazilian real against the euro would have impacted the Consolidated Statement of Income in Equity including non-controlling interests as follows:

(In thousands of euros)	December 31, 2017		December 31, 2018		December 31, 2019

GBP/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	(627)	627	(665)	665	(359)	359

(In thousands of euros)	December 31, 2017		December 31, 2018		December 31, 2019

USD/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	(4,978)	4,978	(2,906)	2,906	(2,224)	2,224

(In thousands of euros)	December 31, 2017		December 31, 2018		December 31, 2019

JPY/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	938	(938)	1,190	(1,190)	897	(897)

(In thousands of euros)	December 31, 2017		December 31, 2018		December 31, 2019

BRL/EUR	10%	(10)%	10%	(10)%	10%	(10)%

Net income impact	1,361	(1,361)	(545)	545	(81)	81
Counter Party Risk
As of December 31, 2019, we show a positive net cash position. Since 2012, we utilize a cash pooling arrangement, reinforcing cash management centralization. Investment and financing decisions are carried out by our internal central treasury function. We only deal with counterparties with high credit ratings. In addition, under our Investment and Risk Management Policy, our central treasury function ensures a balanced distribution between counterparties of the investments, no matter the rating of such counterparty.

Annex C-22

Liquidity Risk
The following tables disclose for each presented period the contractual cash flows of our financial liabilities and operating lease arrangements :

	December 31, 2017
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +

Financial liabilities	3,049	3,209	1,309	1,900	—
Trade payables	347,847	347,847	347,847	—	—
Other current liabilities	157,876	157,876	157,876	—	—
Operating lease arrangements	—	231,900	78,754	118,546	34,600
Total	508,772	740,832	585,786	120,446	34,600

	December 31, 2018
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +

Financial liabilities	3,063	3,163	938	2,225	—
Trade payables	371,508	371,508	371,508	—	—
Other current liabilities	146,119	146,119	146,119	—	—
Operating lease arrangements	—	207,098	82,046	101,061	23,991
Total	520,690	727,888	600,611	103,286	23,991

	December 31, 2019
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +

Financial liabilities	3,920	2,828	1,867	961	—
Operating lease liabilities	147,206	147,206	40,876	106,330	—
Trade payables	347,564	347,564	347,564	—	—
Other current liabilities	141,985	141,985	141,985	—	—
Total	640,675	639,583	532,292	107,291	—

Annex C-23

Note 6 – Breakdown of Revenue and Non-Current Assets by Geographical Areas

The Company operates in the following three geographical markets:

•	Americas: North and South America;

•	EMEA: Europe, Middle-East and Africa; and

•	Asia-Pacific.

The following tables disclose the consolidated revenue for each geographical area for each of the reported periods. Revenue by geographical area is based on the location of advertisers’ campaigns.

(In thousands of euros)	Americas	EMEA	Asia-Pacific	Total
December 31, 2017	878,804	716,542	441,119	2,036,465
December 31, 2018	808,865	711,110	428,972	1,948,947
December 31, 2019	850,570	720,099	449,446	2,020,115
Revenue generated in France amounted to €132.5 million, €129.9 million and €128.9 million for the periods ended December 31, 2017, 2018 and 2019, respectively.
Revenue generated in other significant countries where the Group operates is presented in the following table:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019

Americas
United States	771,077	719,399	769,246
EMEA
Germany	162,302	171,901	178,661
United Kingdom	102,114	82,841	79,430
Asia-Pacific
Japan	315,236	297,701	305,785

Annex C-24

Other Information
For each reported period, non-current assets (corresponding to the net book value of tangible and intangible assets) are presented in the table below. The geographical information results from the locations of legal entities.

(In thousands of euros)	Holding	Americas	of which	EMEA	Asia-Pacific	of which		Total
			United States			Japan	Singapore
December 31, 2017	84,064	94,449	93,959	15,718	20,856	8,456	8,409	215,087
December 31, 2018	107,762	109,741	95,352	24,365	16,687	10,157	2,613	258,555
December 31, 2019	121,612	93,050	89,111	18,102	17,408	8,561	5,314	250,172

Annex C-25

Note 7 – Nature of Expenses Allocated by Function
Nature of Expenses Allocated to Cost of Revenue

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Traffic acquisition costs	(1,202,011)	(1,130,574)	(1,174,590)
Other cost of revenue	(107,832)	(111,602)	(104,697)
- Hosting cost	(51,327)	(46,398)	(30,071)
- Depreciation and amortization - Leased servers and related equipment (1)	(48,056)	(57,044)	(60,754)
- Data acquisition costs	(239)	(240)	(2,151)
- Other	(8,210)	(7,920)	(11,721)
Total cost of revenue	(1,309,843)	(1,242,176)	(1,279,287)
(1) Adoption of IFRS 16 Leases on January 1, 2019 (note 3)

Nature of Expenses Allocated to Research and Development

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Personnel expenses	(111,321)	(110,693)	(104,334)
- Personnel expenses excluding shared-based payment & research tax credit	(98,266)	(101,648)	(110,490)
- Share based compensation	(18,624)	(18,094)	(8,325)
- Research tax credit	5,569	9,049	14,481
Other cash operating expenses	(30,711)	(31,452)	(25,096)
-Subcontracting and other headcount-related costs	(17,214)	(12,811)	(14,597)
- Rent and facilities costs	(10,180)	(12,044)	(3,819)
- Consulting and professional fees	(2,374)	(2,812)	(3,944)
- Marketing costs	(806)	(4,214)	(3,410)
- Other	(137)	429	674
Other non-cash operating expenses	(12,577)	(9,743)	(24,304)
- Depreciation and amortization - leases (1)	—	—	(8,879)
- Depreciation and amortization - other	(11,895)	(9,027)	(14,746)
- Net change in other provisions	(682)	(716)	(679)
Total Research and development expenses	(154,609)	(151,888)	(153,734)
(1) Adoption of IFRS 16 Leases on January 1, 2019 (note 3)

Annex C-26

Nature of Expenses Allocated to Sales and Operations

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Personnel expenses	(217,621)	(206,925)	(217,714)
- Personnel expenses excluding shared-based payment	(190,372)	(182,664)	(202,633)
- Share based compensation	(27,249)	(24,261)	(15,081)
Other cash operating expenses	(93,554)	(88,930)	(83,644)
- Subcontracting and other headcount related costs	(25,721)	(21,770)	(22,022)
- Rent and facilities costs	(29,221)	(27,469)	(14,941)
- Consulting and professional fees	(4,966)	(4,517)	(6,242)
- Marketing costs	(18,301)	(15,133)	(18,583)
- Operating taxes	(12,325)	(9,977)	(5,535)
- Other including bad debt expense	(3,020)	(10,064)	(16,321)
Other non-cash operating expenses	(26,122)	(19,912)	(36,085)
- Depreciation and amortization - leases (1)	—	—	(17,938)
- Depreciation and amortization - other	(17,599)	(15,470)	(22,258)
- Net change in provision for doubtful receivables	(7,533)	(4,619)	5,536
- Net change in provisions for risks and charges	(990)	177	(1,425)
Total Sales and operations expenses	(337,297)	(315,767)	(337,443)
(1) Adoption of IFRS 16 Leases on January 1, 2019 (note 3).

Nature of Expenses Allocated to General and Administrative

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Personnel expenses	(66,020)	(64,660)	(67,720)
- Personnel expenses excluding shared-based payment	(48,411)	(50,601)	(54,505)
- Share based compensation	(17,609)	(14,059)	(13,215)
Other cash operating expenses	(40,414)	(41,418)	(40,414)
- Subcontracting and other headcount related costs	(13,825)	(14,097)	(13,203)
- Rent and facilities costs	(8,701)	(9,344)	(4,674)
- Consulting and professional fees	(14,787)	(15,382)	(17,265)
- Marketing costs	(714)	(899)	(2,796)
- Other	(2,387)	(1,696)	(2,476)
Other non-cash operating expenses	(5,656)	(8,253)	(16,331)
- Depreciation and amortization - leases (1)	—	—	(7,169)
- Depreciation and amortization - other	(5,082)	(6,187)	(6,432)
- Net change in provision for risks and charges	(574)	(2,066)	(2,730)
Total General and administrative expenses	(112,090)	(114,331)	(124,465)
(1) Adoption of IFRS 16 Leases on January 1, 2019 (note 3).

Annex C-27

Restructuring

Restructuring of our China Operations
In May 2017, the Company announced it would no longer continue to serve the domestic market in China and would refocus its China operations entirely on the export business. As such, we have recorded €2.9 million in restructuring charges as of December 31, 2017, as follows: severance costs of €0.7 million allocated to Sales and Operations expenses, facility exit costs of €2.0 million allocated to Other Cost of Revenue and other costs of € 0.2 million allocated to General and Administrative expenses. The amount recorded in other current liabilities on the balance sheet amounted to €0.4 million net of amounts paid as of December 31, 2017. No additional charges related to restructuring were recorded as of December 31, 2018, and the remaining €0.4 million was paid during the period resulting in the extinguishment of the restructuring liability as of December 31, 2018.

Discontinuation of Criteo Predictive Search
On October 31, 2017, we announced that we decided to discontinue the product Criteo Predictive Search. As such, we have recorded €3.6 million in restructuring charges as of December 31, 2017, as follows: €2.6 million in Research and Development expenses and
€1.0 million in Sales and Operations expenses. This expense includes severance costs of (€2.3 million) and other costs of (€1.3 million) including the write-off of acquisition related intangible assets (€1.9 million) partially offset by the reduction of share-based compensation expenses (€0.7 million). The amount recorded in other current liabilities on the balance sheet amounted to € 2.0 million net of amounts paid as of December 31, 2017.

In 2018, we recognized a gain of €0.1 million in the consolidated statement of income:
(€ 0.2 million) in Sales and Operations expenses offset by an income of €0.3 million in Research and Development. This gain was due to a reduction of share-based compensation expenses due to forfeitures. The amount recorded in current liabilities on the balance sheet amounted to €0.4 million net of amounts paid as of December 31, 2018.

During 2019, no additional expenses were recorded and all associated payables were settled.

Annex C-28

Note 8 – Allocation of Personnel Expenses
Allocation of Personnel Expenses By Function

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Research and development expenses	(111,321)	(110,693)	(104,334)
Sales and operations expenses	(217,621)	(206,925)	(217,714)
General and administrative expenses	(66,020)	(64,660)	(67,720)
Total Personnel expenses	(394,962)	(382,278)	(389,768)

Allocation of Personnel Expenses by Nature

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Wages and salaries	(251,774)	(250,920)	(274,104)
Severance pay	(7,017)	(5,864)	(11,170)
Social charges	(62,134)	(65,450)	(68,415)
Other social expenses	(15,237)	(12,173)	(13,857)
Share based compensation	(63,482)	(56,414)	(36,621)
Profit sharing	(887)	(506)	(82)
Research tax credit (classified as a reduction of R&D expenses)	5,569	9,049	14,481
Total personnel expenses	(394,962)	(382,278)	(389,768)

Annex C-29

Note 9 – Share-Based Compensation
Share Options Plans (OSA), Restricted Stock Units (RSU) and Employee Warrants Grants (BSPCE)

The board of directors has been authorized by the general meeting of the shareholders to grant employee warrants (Bons de Souscription de Parts de Créateur d’Entreprise or “BSPCE”) and to implement share options plans as follows:

•	Issuance of 2,112,000 BSPCE, authorized at the General Meeting of Shareholders on October 24, 2008, making available up to 2,112,000 BSPCE until April 24, 2010 (“Plan 1”);

•	Issuance of 1,472,800 BSPCE, authorized at the General Meeting of Shareholders on April 16, 2009, making available up to 1,472,800 BSPCE until October 16, 2010 (“Plan 2”);

•
1,584,000 OSA, authorized at the General Meeting of Shareholders on September 9, 2009, making available up to 1 584 000 OSA until November 8, 2012. This Plan has been amended at the General Meeting of Shareholders on November 16, 2010, making available up to 2,700,000 OSA or BSPCE (“Plan 3”);

•	Issuance of 361,118 BSPCE, granted to Criteo’s co-founders at the General Meeting of Shareholders on April 23, 2010 (“Plan 4”);

•	2,800,000 BSPCE or OSA, authorized at the General Meeting of Shareholders on November 18, 2011, making available up to 2,800,000 OSA or BSPCE (“Plan 5”);

•	1,654,290 BSPCE or OSA, authorized at the General Meeting of Shareholders on September 14, 2012, making available up to 1,654,290 OSA or BSPCE (“Plan 6”).

•	6,627,237 BSPCE or OSA, authorized at the General Meeting of Shareholders on August 2, 2013, making available up to 6,627,237 OSA or BSPCE (“Plan 7”).

•
9,935,710 OSA, authorized at the General Meeting of Shareholders on June 18, 2014, making available up to 9,935,710 OSA (“Plan 8”). The board of directors has also authorized free shares/restricted stock units ("RSUs") to Criteo employees under presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and presence condition.

•
4,600,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on June 29, 2016 and 100,000 warrants (any warrant granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 9”. The board of directors has authorized RSU to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

Annex C-30

•
4,600,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on June 28, 2017 and 120,000 warrants (any warrant granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 10”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•
4,200,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on June 27, 2018 and 150,000 warrants (any warrant granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 11”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•
6,200,000 OSAs or RSUs, authorized at the General Meeting of Shareholders on May 16, 2019 and 175,000 warrants (any warrant granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 12”. The board of directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

Upon the exercise of the BSPCEs or Share Options, we grant beneficiaries newly issued ordinary shares of the Parent. We also grant beneficiaries ordinary shares of the Parent upon the vesting of RSUs. Prior to the beginning of our share repurchase programs described elsewhere in this Form 10-K, these grants relating to vested RSUs were completed using newly issued ordinary shares. Since the initiation of our share repurchase programs, the grants relating to vested RSUs are completed using existing ordinary shares that were repurchased as part of our share repurchase programs.

The BSPCEs and OSAs may be exercised by the beneficiary on the basis of the following vesting schedule for the Plans 1, 2 and 3:

•	up to 1/3 of the BSPCE on the first anniversary of the date of grant;

•	up to 1/12 at the expiration of each quarter following the first anniversary of the date of grant, and this during 24 months thereafter; and

•	at the latest within 10 years from the date of grant.

For the Plan 3 amended to Plan 12, the vesting schedule is as follows:

•	up to 1/4 of the BSPCE/share options on the first anniversary of the date of grant;

•	up to 1/16 at the expiration of each quarter following the first anniversary of the date of grant, and this during 36 months thereafter.

•	The BSPCEs and OSAs may be exercised at the latest within 10 years from the date of grant.

The vesting schedule for the RSUs is as follows:

Annex C-31

•	50% at the expiration of a two year period;

•	6,25% at the expiration of each quarter following the first two years-period during 24 months.

When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the board of directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than a floor value of 95% of the average of the closing share price for the last 20 trading days.

Details of BSPCE/OSA/RSU plans

	Plans 1&2	Plan 3	Plan 5	Plan 6		Plan 7	Plan 8		Plan 9		Plan 10		Plan 11		Plan 12
Dates of grant (board of directors)	Oct 24, 2008 - Sept 14, 2010	Sept 9, 2009 - Sept 21, 2011	Nov 18, 2011 - May 22, 2012	Oct 25, 2012	Oct 25, 2012 - April 18, 2013	Sept 3, 2013 - April 23, 2014	July 30, 2014 - June 28, 2016		July 28, 2016 - June 27, 2017		July 27, 2017 - Jun 26, 2018		July 26, 2018 - June 25, 2019		July 25, 2019 - December 11, 2019
Vesting period	3 years	3 - 4 years	4 years	1 year	4-5 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	-	10 years	-	10 years	-	10 years	-	10 years	—
Expected life	8 years	8 years	8 years	8 years	8 years	6 - 8 years	6 years	-	6 years	-	6 years	-	6 years	-	6 years	—
Number of options granted	1,819,120	4,289,940	1,184,747	257,688	1,065,520	2,317,374	4,318,551	2,534,262	502,410	2,556,315	947,565	2,150,498	128,380	2,712,014	375,467	1,907,653
Type: Share Option (S.O. / BSPCE / RSU)	BSPCE	BSPCE & OSA	BSPCE & OSA	BSPCE	BSPCE & OSA	BSPCE & OSA	OSA	RSU	OSA	RSU	OSA	RSU	OSA	RSU	OSA	RSU
Share entitlement per option	1	1	1	1	1	1	1	1	1	1	1	1	1	1	1	1
Exercise price	€ 0,45 - € 2,10	€ 0,20 - € 5,95	€ 5,95	€ 8,28	€ 8,28 - € 10,43	€ 12,08 - € 38,81	€ 22,95 - €47,47	-	€38,20 - € 43,45	-	€24,63 - € 28,69	-	€15.86 - €17.98	€15.86 - €30.80	€15.67	€15.67 - €17.44
Valuation method	Black & Scholes
Grant date share fair value	€0.20 - €0.70	€0.20 - €4.98	€ 4.98	€ 6.43	€5.45 - €6.43	€12.08 - €38.81	€22.50 - €47.47	€35.18 - €35.58	€38.20 - €43.45	€33.98 - €49.08	€24.63 - €28.69	€22.92 - €44.37	€15.86 - €17.98	€15.86 - €30.80	€ 15.67	€15.67 - €17.44
Expected volatility(1)	53.0% - 55.7%	55.2% - 57.8%	52.1% - 52.9%	50.20%	49.6% - 50.2%	44.2% - 50.1%	39.4% - 44.5%	-	40.6% - 41.3%	-	41.0% - 41.5%	-	40.7% - 41.2%	-	39.2%	-
Discount rate(2)	2.74% - 4.10%	2.62% - 3.76%	2.79% - 3.53%	2.20%	1.80% - 2.27%	1.20% - 2.40%	0.00% - 0.71%	N/A	N/A	N/A	0.6% - 0.7%	N/A	0.1% - 0.9%	N/A	N/A	N/A
Performance conditions	No	Yes (A)	No	Yes (B)	No	No	No	Yes (C)	No	Yes (D) (E)	No	No	No	Yes (F)	No	Yes (G)
Fair value per option / RSU	€0.08 - €0.45	€0.08 - €2.88	€2.75 - €2.85	€ 3.28	€3.28 - €5.83	€6.85 - €16.90	€9.47 - €17.97	€26.16 - €37.10	€14.49 - €16.82	€33.98 - €49.08	€9.85 - €11.40	€22.92 - €44.37	€6.15 - €6.94	€15.86 - €30.80	€ 5.78	€15.67-€17.44
(1) Based on similar listed entities.
(2) Based on Obligation Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).

(A) 180 000 OSA are subjected to performance conditions based on revenue excluding traffic acquisition costs targets that were met in 2012.
(B) The conditions of exercise of 257 688 BSPCE are linked to a future liquidity event or a transfer of control of the Company, and the number of BSPCE that can be exercised are determined by the event’s date which cannot occur after March 31, 2014. Based on the assumptions known as at December 31, 2012, the Group determined that the share-based compensation expense would be recognized over a one-year period. This assumption was confirmed in 2013.
(C) On October 29, 2015 and January 29, 2016, the board of directors of the Parent granted a total of 337,960 and 33,010 RSUs to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions taken were confirmed in 2016.
(D) On July 28, 2016, the board of directors of the Parent granted a total of 195,250 RSUs to certain senior managers, and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions were confirmed in 2017.
(E) On June 27, 2017, the board of directors of the Parent granted a total of 135,500 RSUs to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2017, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion. This assumption was confirmed in 2018.
(F) On July 26, 2018, the board of directors of the Parent granted a total of 203,332 RSU to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2018, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.
(G) On April 25, 2019, the board of directors of the Parent granted a total of 257,291 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2019, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

Change in Number of BSPCE/OSA/RSU

Annex C-32

	BSPCE/OSA	RSUs	Total
Balance at January 1, 2017	4,960,092	3,243,279	8,203,371
Granted	355,010	1,891,702	2,246,712
Exercised	(1,668,838)	N/A	(1,668,838)
Vested	—	(379,135)	(379,135)
Forfeited	(453,556)	(543,338)	(996,894)
Expired	—	—	—
Balance at December 31, 2017	3,192,708	4,212,508	7,405,216
Granted	1,013,065	3,133,644	4,146,709
Exercised	(137,348)	N/A	(137,348)
Vested	—	(1,362,873)	(1,362,873)
Forfeited	(880,960)	(1,203,142)	(2,084,102)
Expired	—	—	—
Balance at December 31, 2018	3,187,465	4,780,137	7,967,602
Granted	438,347	3,147,751	3,586,098
Exercised	(83,266)	—	(83,266)
Vested	—	(1,219,112)	(1,219,112)
Forfeited	(983,012)	(1,729,789)	(2,712,801)
Expired	—	—	—
Balance at December 31, 2019	2,559,534	4,978,987	7,538,521

Breakdown of the Closing Balance

	Plans 1&2	Plan 3	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	Plan 10	Plan 11	Plan 12	RSUs	Total
Balance at December 31, 2017
Number outstanding	15,020	89,921	251,306	70,803	372,590	1,929,403	463,665	—	—	—	4,212,508	7,405,216
Weighted-average exercise price	€ 0.87	€ 4.03	€ 5.95	€ 9,65	€ 17.70	€ 32.07	€ 42.04	—	—	—	—	€ 28.33
Number exercisable	15,020	89,921	251,306	70,803	359,702	1,145,511	38,867	—	—	—	—	1,971,130
Weighted-average exercise price	€ 0.87	€ 4.03	€ 5.95	€ 9,65	€ 17.31	€ 30.88	€ 38.20	—	—	—	—	€ 23.16
Weighted-average remaining contractual life	1,6 years	3,4 years	4,3 years	5,1 years	5,8 years	7,2 years	9,2 years	—	—	—	—	6,9 years
Balance at December 31, 2018
Number outstanding	3,600	67,751	242,613	41,338	306,172	1,599,033	328,726	532,732	65,500	—	4,780,137	7,967,602
Weighted-average exercise price	€ 0.70	€ 4.43	€ 5.95	€ 9.26	€ 17.95	€ 30.99	€ 41,75	€ 25.79	€ 18,72	—	—	€ 26.94
Number exercisable	3,600	67,751	242,613	41,338	306,172	1,417,904	161,658	—	—	—	—	2,241,036
Weighted-average exercise price	€ 0.70	€ 4.43	€ 5.95	€ 9.26	€ 17.95	€ 30.04	€ 41.37	—	—	—	—	€ 25.39
Weighted-average remaining contractual life	1,2 years	2,4 years	3,3 years	4,0 years	4,9 years	6,2 years	8,2 years	9,3 years	9,8 years	—	—	6,7 years
Balance at December 31, 2019
Number outstanding	3,600	63,544	230,673	26,350	216,157	1,080,017	116,580	318,766	128,380	375,467	4,978,987	7,538,521
Weighted-average exercise price	0,70	€ 4.37	€ 5.95	€ 9.28	€ 17.70	€ 29.69	€ 41.50	€ 26.58	€ 17.32	€ 15.67	€—	€ 23.09
Number exercisable	3,600	63,544	230,673	26,350	216,157	1,066,670	80,966	129,908	16,375	—	—	1,834,243
Weighted-average exercise price	€ 0.70	€ 4.37	€ 5.95	€ 9.28	€ 17.70	€ 29.58	€ 41.17	26.42	€—	€—	€—	€ 24.12
Weighted-average remaining contractual life	0.2 years	1.4 years	2.3 years	3 years	3.9 years	5.1 years	7.1 years	8.3 years	9.1 years	9,9 years	—	6,2 years

Warrants
In addition to the RSUs, OSAs and BSPCE grants, the shareholders of the Parent company also authorized the grant of warrants, as indicated below:

•	Plan A : up to 1/8 at the expiration of each quarter following the date of grant, and this during 24 months; and at the latest within 10 years as from the date of grant.

•
Plan B : up to 1/3 of the warrants on the first anniversary of the date of grant; then up to 1/12 at the expiration of each quarter following the first anniversary of the beginning of the vesting period, and this during 24 months thereafter; and at the latest within 10 years as from the date of grant.

Annex C-33

•	Plan C: up to 1/24 at the expiration of each month following the date of grant, and this during 24 months, and at the latest within 10 years as from the date of grant.

•	Plan D (member of the advisory board): up to 1/24 at the expiration of each month following the date of grant, and this during 24 months; and at the latest within 10 years as from the date of grant.

•
Plan D (not member of the advisory board): 1/3 at the date of grant; 1/3 at the first anniversary of the date of grant; 1/3 at the second anniversary of the date of grant; and at the latest within10 years as from the date of grant.

•
Plans E, F, G, H and I: up to 1/4 of the warrants on the first anniversary of the date of grant; up to 1/16 at the expiration of each quarter following the first anniversary of the date of grant, and this during 36 months thereafter; and at the latest within 10 years from the date of grant.

Upon exercise of the warrants, the Group offers settlement of the warrants in newly issued ordinary shares of the Parent company.
When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the board of directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than the average of the closing share price for the last 20 trading days.

Details of Warrants

Annex C-34

	Plan A	Plan B	Plan C	Plan D	Plan E	Plan F	Plan G	Plan H	Plan I
Dates of grant (board of director)	Nov 17, 2009	March 11, 2010	Nov 16, 2010 - Sept 21, 2011	Oct 25, 2012 - March 6, 2013	March 19, 2015 - Oct 29, 2015	April 20, 2016 - Mar 1, 2017	Jul 27, 2017 - Oct 26, 2017	Oct 25, 2018	October 24, 2019
Vesting period	2 years	3 years	2 years	2 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years
Expected life	8 years	8 years	8 years	8 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years
Number of warrants granted	231,792	277,200	192,000	125,784	38,070	59,480	46,465	125,000	105,680
Share entitlement per warrant	1	1	1	1	1	1	1	1	1
Share warrant price	€ 0,02	€ 0,07 - € 0,11	€ 0,04 - € 0,30	€ 0,43 - € 0,48	€ 9,98 - € 16,82	€ 13,89 - € 17,44	€13.88 - € 17.55	€ 6,91	€6,81
Exercise price	€ 0,70	€ 0,70	€ 0,70 - € 5,95	€ 8,28 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 43,42	€ 35.80 - € 44.37	€ 19,71	€17,44
Performance conditions	No	Yes (A)	No	No	No	No	No	No	Non
Valuation method	Binomial method
Grant date share fair value	€ 0,20	€ 0,70	€ 0,70 - € 4,98	€ 6,43 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 44,33	€ 35,80 - € 44,37	€ 19,71	€17,44
Expected volatility(1)	55.7%	55.2%	53,5% - 55,0%	50,0% - 50,2%	39.9%	40,6% - 40,9%	41,0% - 41,3%	40,7%	37.2%
Discount rate(2)	3.58%	3.44%	2,62%-3,38%	2,13%-2,27%	0,00%-0,52%	0,10%-0,66%	0,54%-0,60%	0,6%	-0,2%
Fair value per warrant	€ 0,05	€ 0,33 - € 0,38	€ 0,40 - € 2,58	€ 2,85 - € 4,98	€ 9,98 - € 16,82	€ 13,89 - € 14,55	€ 13,88 - € 17,55	€ 6,91	€ 6,81
(1) Based on similar listed entities.
(2) Based on Obligations Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).
(A) All the performance conditions relating to Plan B were achieved during the period ended December 31, 2010.

Changes in Number of Warrants

Warrant
Balance at December 31, 2016	188,125
Granted	57,290
Exercised	(59,139)
Forfeited	—
Expired	—
Balance at December 31, 2017	186,276
Granted	125,000
Exercised	—
Forfeited	(19,606)
Expired	—
Balance at December 31, 2018	291,670
Granted	105,680
Exercised	—
Forfeited	(33,583)
Expired	—
Balance at December 31, 2019	363,767

Breakdown of the Closing Balance

Annex C-35

	December 31, 2017	December 31, 2018	December 31, 2019
Number outstanding	186,276	291,670	363,767
Weighted-average exercise price	€ 23.93	€ 13.02	€ 14.83
Number exercisable	86,385	108,780	156,604
Weighted-average exercise price	€ 15.86	€ 18.95	€ 17.52
Weighted-average remaining contractual life	7,6 years	7,9 years	7,6 years

Reconciliation with the Consolidated Statement of Income

	Balance at December 31, 2017				Balance at December 31, 2018				Balance at December 31, 2019
(in thousands of euros)	R&D	S&O	G&A	Total	R&D	S&O	G&A	Total	R&D	S&O	G&A	Total
RSUs	(17,172)	(27,268)	(11,778)	(56,218)	(17,366)	(22,894)	(10,318)	(50,578)	(8,701)	(15,437)	(9,923)	(34,061)
Share options/BSPCE	(1,452)	19	(4,322)	(5,755)	(728)	(1,367)	(2,486)	(4,581)	376	356	(2,054)	(1,322)
Plan 5	—	—	—	—	—	—	—	—	—	—	—	—
Plan 6	(6)	1	(13)	(19)	—	—	—	—	—	—	—	—
Plan 7	(46)	199	(31)	121	(2)	1	—	(1)	—	—	—	—
Plan 8	(963)	164	(2,558)	(3,357)	143	(468)	(417)	(742)	117	81	(167)	31
Plan 9	(436)	(346)	(1,719)	(2,501)	(419)	(391)	(763)	(1,573)	180	231	(281)	130
Plan 10	—	—	—	—	(450)	(509)	(1,306)	(2,265)	79	159	(1,299)	(1,061)
Plan 11	—	—	—	—	—	—	—	—	—	(115)	(240)	(355)
Plan 12	—	—	—	—	—	—	—	—	—	—	(67)	(67)
Warrant	—	—	(1,509)	(1,509)	—	—	(1,255)	(1,255)	—	—	(1,238)	(1,238)
Plans E, F, G, H and I	—	—	(1,509)	(1,509)	—	—	(1,255)	(1,255)	—	—	(1,238)	(1,238)
Total	(18,624)	(27,249)	(17,609)	(63,482)	(18,094)	(24,261)	(14,059)	(56,414)	(8,325)	(15,081)	(13,215)	(36,621)
R&D : Research and Development expenses
S&O : Sales and Operations expenses
G&A : General and Administrative expenses

Annex C-36

Note 10 – Financial Income and Expenses

The Consolidated Statements of Income line item “Financial income (expense)” can be broken down as follows:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Financial income from cash equivalents	782	893	1,365
Interest and fees	(2,530)	(1,784)	(2,126)
- Interest on debt	(2,182)	(1,521)	(1,567)
- Commissions	(348)	(263)	(559)
Interest on leases (1)	—	—	(4,207)
Foreign exchange (loss) gain	(6,635)	(3,340)	(3,997)
Other financial expense	(58)	(74)	(423)
Total financial income (expense)	(8,441)	(4,305)	(9,388)
(1) Application of IFRS 16 leases on January 1, 2019 (note 3).

The €9.4 million financial expense for the period ended December 31, 2019 was mainly driven by i) interest on lease liabilities following the application of IFRS 16 Leases on January 1, 2019 ii) commitment fees on the multi-currency revolving credit line and iii) the negative impact of revaluation of hedging contracts. As of December 31, 2019, the main positions bearing currency risk are centralized and hedged at the level of the parent company.
The €4.3 million financial expense for the period ended December 31, 2018 was mainly driven by i) commitment fees on the multi-currency revolving credit line amended in 2017 ii) from the limited impact hedging transactions on intra-group positions between Criteo S.A. and its U.S. and Brazilian subsidiaries, following their qualification as a net investment into a foreign subsidiary.

Annex C-37

Note 11 – Income Taxes
Breakdown of Income Taxes
The Consolidated Statement of Income line item “Provision for income taxes” can be broken down as follows:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Current income tax	(39,791)	(45,986)	(21,506)
Deferred tax	11,742	6,939	(12,577)
Income tax	(28,049)	(39,047)	(34,083)
As mentioned in Note 3 (Principles and Accounting Methods), the French Research Tax Credit is not included in the line item “Provision for income taxes” but is deducted from “Research and development expenses” (see Note 8 - Allocation of Personnel Expenses) unlike the U.S. Research Tax Credit for an amount of €4.1 million, €5.5 million and €4.9 million for the year ended December 31, 2017, 2018 and 2019 respectively.

French business tax, CVAE, is included in the current tax balance for an amount of €4.9 million, €5.0 million and €4.9 million, for the years ended December 31, 2017, 2018 and 2019 respectively.

Annex C-38

Reconciliation between the Effective and Nominal Tax Expense
The following table shows the reconciliation between the effective and nominal tax expense at the nominal standard French rate of 34,43% (excluding additional contributions):

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Income before taxes	114,185	120,480	115,798
Theoretical group tax rates	34.43%	34.43%	34.43%
Nominal tax expense	(39,314)	(41,481)	(39,869)
Increase/decrease in tax expense arising from :
- Research tax credit (1)	6,059	8,646	9,692
- Net effect of shares based compensation (2)	(537)	(14,965)	(11,998)
- BEAT waiver election (3)	—	—	(14,260)
- Other permanent differences (4)	(5,073)	(10,145)	(6,848)
- Non recognition of deferred tax assets related to tax losses and temporary differences (5)	(12,738)	(9,876)	(2,423)
- Utilization or recognition of previously unrecognized tax losses (6)	4,337	3,777	18,433
- French CVAE included in income taxes	(2,544)	(3,259)	(3,244)
- Special tax deduction (7)	26,096	32,664	14,243
- Effect of different tax rates	(5,916)	(319)	4,267
- Other differences	1,581	(4,089)	(2,076)
Effective tax expense	(28,049)	(39,047)	(34,083)
Effective tax rate	(24.6)%	(32.5)%	(29.6)%

(1)	Included income tax effect of the French RTC deducted from the "Research and development expenses" and U.S. tax credits included in the line "Provision for income taxes".

(2)
While in most countries share-based compensation does not give rise to any tax effect either when granted or when exercised, the United States and the United Kingdom generally permit tax deductions in respect of share-based compensation. The tax deduction generated in the United States and United Kingdom in connection with the number of options exercised during the period was offset by the share-based compensation accounting expense exclusion.

(3)
Final and new proposed regulations on the Base Erosion Anti-abuse Tax (BEAT) have been issued by the United States Treasury and IRS, allowing a waiver election to permanently forgo deductions for all U.S. federal tax purposes, with the result that the foregone deductions will not be treated as a base erosion tax benefit.

(4)	Mainly related to employee costs, depreciation expenses and intercompany transactions.

(5)	Deferred tax assets on which a valuation allowance has been recognized over the periods mainly relate to Criteo Ltd, Criteo Corp, Criteo Singapore Pte. Ltd, Criteo do Brasil LTDA and Criteo Pty.

(6)	In 2019, recognition of previously unrecognized tax losses related to Criteo Corp., mainly generated by the BEAT waiver election implementation .(3)

(7)	Special tax deductions refer to the application of a reduced income tax rate on the majority of the technology royalties income invoiced by the Parent to its subsidiaries.

Annex C-39

Deferred Tax Assets and Liabilities

The following table shows the changes in the major sources of deferred tax assets and liabilities:

(in thousands of euros)	Defined Benefit Obligation	Tax losses	Intangible & Tangible assets	Other	Limitation of Deferred Tax Assets	Deferred Tax Position
Balance at January 1, 2017	1,145	25,104	(4,650)	25,533	(18,879)	28,253
Recognized in profit or loss	401	3,014	13,482	1,785	(6,940)	11,742
Recognized in other comprehensive income	31	—	—	9,443	—	9,474
Change in scope	—	—	(31,022)	—	395	(30,627)
Currency translation adjustments	—	2,960	3,347	(2,565)	(3,822)	(80)
Transfer	(98)	—	—	98	—	—
Balance at December 31, 2017	1,479	31,078	(18,843)	34,294	(29,246)	18,762
Recognized in profit or loss	518	15,861	6,574	(7,478)	(8,536)	6,939
Recognized in other comprehensive income	(360)	—	—	—	90	(270)
Change in scope	28	1,465	(7,968)	—	486	(5,989)
Currency translation adjustments	—	638	(532)	937	(475)	568
Transfer	—	(695)	—	695	—	—
Balance at December 31, 2018	1,665	48,347	(20,769)	28,448	(37,681)	20,010
Recognized in profit or loss	513	(24,911)	1,631	(5,640)	15,892	(12,515)
Recognized in other comprehensive income	422	—	—	—	(277)	145
Change in scope	—	(288)	—	—	288	—
Currency translation adjustments	—	680	(391)	502	(688)	103
Transfer	—	—	—	9,920	—	9,920
Balance at December 31, 2019	2,600	23,828	(19,529)	33,230	(22,466)	17,663
As at December 31, 2017, 2018 and 2019, the valuation allowance against net deferred income taxes amounted to €29.2 million, €37.7 million and €22.5 million, which related mainly to Criteo Corp. (€12.2 million, €16.2 million and €11.4 million, respectively), Criteo do Brasil (nil,€3.0 million, and €2.9 million, respectively), Criteo Ltd (€5.2 million, €6.3 million and €6.7 million, respectively), Criteo China (€5.4 million, €3.1 million and €2.9 million, respectively) and Criteo France (€2.4 million, €3.5 million and (€6.8) million, respectively).
Other changes in 2019 mainly relate to the transfer from current tax asset to deferred tax assets of the U.S. research tax credit receivable ("Other").
The Company has various net operating loss carryforwards, generated by the U.S. and Chinese subsidiaries of €8.1 million and €2.9 million, respectively, which begin to expire in 2030 and 2021, respectively. The Company has net operating loss carryforwards in the United Kingdom of €6.2 million which have no expiration date.

Annex C-40

Current tax assets
Current tax assets mainly correspond to the down payments and tax credits of Criteo S.A., Criteo GmbH and Criteo Nordics. Current tax liabilities arise primarily from Criteo K.K and Criteo Korea.

Ongoing tax inspection in the United States
On September 27, 2017, we received a draft notice of proposed adjustment "NOPA" from the Internal Revenue Service ("IRS") audit of Criteo Corp. for the year ended December 31, 2014, confirmed by the definitive notice dated February 8, 2018. If the IRS prevails in its position, it could result in an additional federal tax liability of an estimated maximum aggregate amount of approximately $15.0 million, excluding related fees, interest and penalties. We strongly disagree with the IRS's position as asserted in the notice of proposed adjustment and intend to contest it.

Annex C-41

Note 12 – Categories of Financial Assets and Liabilities
Financial Assets
The following schedules disclose our financial assets categories for the presented periods:

	December 31, 2017
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	16,280	16,280	16,280
Trade receivables, net of allowances	403,651	403,651	403,651
Other current assets	69,912	69,912	69,912
including derivatives instruments	—	—	4,302
Cash and cash equivalents	345,292	—	345,292
Total	835,135	489,843	835,135

	December 31, 2018
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	17,869	17,869	17,869
Trade receivables, net of allowances	413,887	413,887	413,887
Other current assets	66,002	66,002	66,002
including derivatives instruments	—	—	1,487
Cash and cash equivalents	318,276	—	318,276
Total	816,034	497,758	816,034

	December 31, 2019
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	19,358	19,358	19,358
Trade receivables, net of allowances	425,640	425,640	425,640
Other current assets	69,139	69,139	69,139
including derivatives instruments	—	—	—
Cash and cash equivalents	372,751	—	372,751
Total	886,888	514,137	886,888

Annex C-42

Financial Liabilities

The following schedules disclose our financial liabilities categories for the presented periods:

	December 31, 2017
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	3,049	3,049
including derivative instruments	—	—
Trade Payables	347,847	347,847
Other current liabilities	157,876	157,876
Total	508,772	508,772

	December 31, 2018
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	3,063	3,063
including derivative instruments	—	—
Trade Payables	371,508	371,508
Other current liabilities	146,119	146,119
Total	520,690	520,690

	December 31, 2019
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	3,920	3,920
including derivative instruments	—	1,143
Trade Payables	347,564	347,564
Other current liabilities	141,985	141,985
Total	493,469	493,469

Annex C-43

Note 13 – Goodwill

(In thousands of euros)	Goodwill
Balance at January 1, 2018	197,470
Additions to goodwill	67,946
Currency translation adjustment	7,843
Balance at December 31, 2018	273,259
- Gross value at end of period	273,259
Balance at January 1, 2019	273,259
Additions to goodwill	4,606
Currency translation adjustment	4,403
Balance at December 31, 2019	282,268
- Gross value at end of period	282,268

Additions to goodwill in 2019 were due to two business combinations considered as not material to our consolidated financial statements.
On October 29, 2018, Criteo Corp., a U.S. subsidiary of Criteo S.A., acquired Manage.com Inc., a company with an attractive app install solution that helps advertisers acquire new customers in mobile apps. The total consideration paid for the acquisition of shares was $60 million (€51.8 million). The acquisition was financed by available cash resources. The transaction has been accounted for as a business combination under the acquisition method of accounting. An evaluation of the assets and liabilities acquired was carried out subsequent to the acquisition and has led to the identification of technology and a customer base of $9.8 million (€8.4 million) and $7.3 million (€6.3 million) respectively, and a relative deferred tax liability for $4.4 million (€3.8 million). Residual goodwill was valued at $45.0 million (€40.0 million), after adjustments related to the working capital requirement. The acquisition costs of $1.0 million were fully expenses as incurred (€0.9 million).
On August 3, 2018, Criteo S.A. completed the acquisition of all of the outstanding shares of Storetail Marketing Services SAS, a pioneering retail media technology platform that enables retailers to monetize native placements on their ecommerce sites on a CPM basis. The total consideration paid for the acquisition was €41.3 million composed as follows: €37.7 million financed by available cash resources at the acquisition date and €3.6 million as deferred consideration due at the end of a two-year period. The transaction has been accounted for as a business combination under the acquisition method of accounting. An assessment of assets and liabilities acquired resulted in the identification of a marketing technology platform, valued at €12.2 million, and a relative deferred tax liability of €3.6 million. Residual goodwill was valued at €27.8 million. The acquisition costs of €0.6 million were fully expensed as incurred.

On November 9, 2016, Criteo Corp., a U.S. subsidiary of Criteo S.A., acquired all the outstanding shares of HookLogic, a New York-based company connecting many of the world's largest ecommerce retailers with consumer brand manufacturers for $249.0 million (€225.9 million), following an adjustment to the working capital requirement for the acquisition of titles. This acquisition was financed as follows: (i) by $75.0 million (€68.3 million) drawn on a credit line committed in September 2015, and (ii) by $174.0 million (€157.6 million) from the Group's available cash. The purchase price allocation resulted in an identification of intangible assets (technology:

Annex C-44

$15.1 million (€13.7 million), customer relationships: $ 78.3 million (€71 millions) as well as related deferred tax liabilities ($32.1 million (€29.1 million)). Residual goodwill was valued at $188.6 million (€157.2 million). The acquisition costs of $2 million (€2.0 million) were expensed as incurred.
As at December 31, 2017, 2018 and 2019, the Company did not recognize any goodwill impairment as the recoverable value of the cash generating unit exceeded significantly its carrying value.

Annex C-45

Note 14 – Intangible assets

Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Software	Technology and customer relationships	Construction in Progress	Total
Balance at January 1, 2018	10,968	64,808	4,456	80,232
Additions to intangible assets	—	—	9,684	9,684
Disposal	—	—	(16)	(16)
Amortization and impairment expense	(8,036)	(13,465)	—	(21,501)
Change in consolidation scope	—	27,184	16	27,200
Currency translation adjustment	2	2,239	7	2,248
Transfer into service	8,652	—	(8,652)	—
Balance at December 31, 2018	11,586	80,766	5,495	97,847
Gross value at end of period	36,822	125,673	5,495	167,990
Accumulated amortization and impairment at end of period	(25,236)	(44,907)	—	(70,143)
Balance at January 1, 2019	11,586	80,766	5,495	97,847
Additions to intangible assets	2,346	—	8,528	10,874
Disposal	—	—	—	—
Amortization and impairment expense	(8,023)	(24,928)	—	(32,951)
Change in consolidation scope	97	—	—	97
Currency translation adjustment	—	1,469	4	1,473
Transfer into service	11,009	—	(11,009)	—
Balance at December 31, 2019	17,015	57,307	3,018	77,340
Gross value at end of period	50,294	127,651	3,018	180,963
Accumulated amortization and impairment at end of period	(33,279)	(70,344)	—	(103,623)
Additions to software consist mainly of capitalization of internally developed internal-use software and IT licenses.
Additions to technology and customer relationships in 2018 relate to the valuation of identified intangibles in the context of the business combinations with Storetail Marketing SAS ("Storetail") and Manage.com.("Manage"). Amortization on technology and customer relationships relates to HookLogic, Storetail and Manage intangibles resulting from each of the three business combinations respectively. In 2019 we accounted for in "Amortization and depreciation expense" to a change in useful life of Manage’s technology based on the early decommissioning of the Manage platform and an impairment loss of Manage’s customers relationships driven by lower business performance compared to expectations at the time of the acquisition, largely due to high client concentration and a volatile business environment. The Manage customer relationships were written down to their estimated fair value, calculated under the discounted cash flows model.
No other event that would trigger impairment in the balance of intangibles has occurred over the period.
The average life of software is 3 years. The average life of technology and customer relationships is between 3 and 9 years.

Annex C-46

Note 15 – Property, Plant and Equipment

Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Fixtures and fittings	Furniture and equipment	Construction in progress	Total
Balance at January 1, 2018	18,567	92,006	24,282	134,855
Additions to tangible assets	911	23,509	64,977	89,397
Disposal of tangible assets	(16)	(152)	(24)	(192)
Depreciation expense	(5,104)	(61,124)	—	(66,228)
Change in consolidation scope	22	89	—	111
Currency translation adjustments	502	1,937	326	2,765
Transfer into service	1,611	70,196	(71,807)	—
Balance at December 31, 2018	16,493	126,461	17,754	160,708
Gross value at end of period	31,842	319,907	17,754	369,503
Accumulated depreciation at end of period	(15,349)	(193,446)	—	(208,795)
Balance at January 1, 2019	16,493	126,461	17,754	160,708
Additions to tangible assets	416	20,652	41,944	63,012
Disposal of tangible assets	(891)	(808)	(11)	(1,710)
Depreciation expense	(5,697)	(44,861)	—	(50,558)
Change in consolidation scope	—	5	(2)	3
Currency translation adjustments	298	849	230	1,377
Transfer into service	797	55,286	(56,083)	—
Balance at December 31, 2019	11,416	157,584	3,832	172,832
Gross value at end of period	31,561	367,557	3,832	402,950
Accumulated depreciation at end of period	(20,145)	(209,973)	—	(230,118)
The increase in property plant and equipment (gross book value and accumulated depreciation) mainly includes server equipment in the French, U.S. and Japanese subsidiaries where the Company’s data centers are located.
Note 16 – Non-Current Financial Assets
Non-current financial assets are mainly composed of (i) an interest-bearing bank deposit amounting to €5,6 million, which is pledged to the benefit of a bank in order to secure the first-demand bank guarantee in connection with our headquarters premises, and (ii) guarantee deposits for office rentals in France, the United Kingdom, Singapore, Spain, Japan, and the United States.

Annex C-47

Note 17 - Leases
On January 1, 2019, we adopted International Financial Reporting Standard 16 - Leases (IFRS 16). This standard replaces IAS 17 and the interpretations of IFRIC 4, SIC 15 and SIC 27. For lessees, the accounting for leases is now based on a single model, resulting from the removal of the distinction between operating leases and finance leases. IFRS 16 requires to recognize operating and financing lease liabilities (representative of obligations to pay rent) and corresponding right-of-use assets (representative of the right to use the leased asset during the term of the contract) on the balance sheet.
The assumptions used and practical expedients offered by the standard and adapted by the group are as follows:
Transition measures:

•	Use of the simplified modified retrospective approach. No restatement of comparative periods;

•
The lease liability is measured at the present value of the remaining lease payments. The Group used hindsight in determining the duration of the contract, for example in determining the duration of a rental contract which contains renewal or termination options;

•	The right of use assets on the date of adoption of the standard is equal to the lease liabilities of the rental contracts, adjusted by the amount of prepaid or payable rents;

•	Exclusion of low value leases, and leases with a term of 12 months or less;

•	The discount rate applied on the transition date is the marginal borrowing rate determined over the residual duration of the contracts for the entire Group;

•
The Group has a centralized treasury function, and the majority of the leases are negotiated and signed by representatives of Criteo S.A. As such, the incremental borrowing rate of Criteo S.A. is used for all of the contracts. It is then adjusted in consideration of the currency of the lease and the lease term as of the lease commencement date;

•	Application of a single discount rate to a portfolio of leases with reasonably similar characteristics;

•
Depreciation charges are determined using the straight-line amortization basis over the duration of the lease. Interest expense is recognized over the term of the lease and is based on the marginal borrowing rate at the lease commencement date. Variable costs are expensed during the period, as incurred.

Annex C-48

The components of lease expense are as follows:

	December 31, 2019
(In thousands of euros)	Offices	Data Centers	Total
Depreciation and impairment expense	33,988	20,678	54,666
Interest expense	3,418	789	4,207
Short term lease expense	2,051	1,631	3,682
Variable lease expense	534	—	534
Sublease income	(2,605)	—	(2,605)
Total	37,386	23,098	60,484

The right of use asset is compromised of the following items:

	December 31, 2019
(In thousands of euros)	Gross Book Value	Amortization and Depreciation	Net
Offices	243,744	(150,919)	92,825
Data Centers	98,040	(64,798)	33,242
Total	341,784	(215,717)	126,067
Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Offices	Data Centers	Total

Net value as of January 1, 2019	134,804	43,647	178,451
New contracts/modifications to existing contracts	(9,227)	9,734	507
Depreciation	(26,800)	(20,678)	(47,478)
Impairment	(7,719)	—	(7,719)
Currency translation adjustments	1,767	539	2,306
Net value as of December 31, 2019	92,825	33,242	126,067
The lease liability is compromised of the following:

	December 31, 2019
(In thousands of euros)	Offices	Data Centers	Total
Long term lease liabilities	85,120	21,210	106,330
Short term lease liabilities	24,940	15,936	40,876
Total	110,060	37,146	147,206

Annex C-49

As of December 31, 2019, the future minimum lease payments were as follows:

(In thousands of euros)	Offices	Data Centers	Total

2020	24,491	16,847	41,338
2021	25,837	10,850	36,687
2022	23,907	7,528	31,435
2023	15,766	1,921	17,687
2024	7,790	—	7,790
2025 and thereafter	12,269	—	12,269
Total	110,060	37,146	147,206
As of December 31, 2019, we have additional leases, primarily for offices, that have not yet commenced which will result in additional operating lease liabilities and right of use assets of approximately €10.5 million. These operating leases will commence in 2020.

Annex C-50

Note 18 - Trade Receivables

The following table shows the breakdown in trade receivables net book value for the presented periods:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Trade accounts receivables	421,010	436,524	443,105
Less allowance for doubtful accounts	(17,359)	(22,637)	(17,465)
Net book value at end of period	403,651	413,887	425,640
Changes in allowance for doubtful accounts are summarized below:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Balance at beginning of period	(11,002)	(17,359)	(22,637)
Provision for doubtful accounts	(11,810)	(14,964)	(13,055)
Reversal of provision	4,275	10,129	18,591
Change in consolidation scope	—	(132)	—
Currency translation adjustment	1,178	(311)	(364)
Balance at end of period	(17,359)	(22,637)	(17,465)
Note 19 – Other Current Assets

The following table shows the breakdown in other current assets net book value for the presented periods:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Prepayments to suppliers	2,705	3,542	4,547
Employee-related receivables	97	197	249
Taxes receivables	48,650	46,584	54,232
Other debtors	3,960	3,454	3,087
Prepaid expenses	10,198	10,738	7,024
Derivatives	4,302	1,487	—
Gross book value at end of period	69,912	66,002	69,139
Net book value at end of period	69,912	66,002	69,139
Taxes receivables are primarily composed of VAT receivables and research tax credit receivables. Prepaid expenses mainly consist of office rental advance payments.

Annex C-51

Note 20 – Cash and Cash Equivalents
Consolidated Statement of the Financial Position

The following table presents for each reported period, the breakdown of cash and cash equivalents :

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Interest-bearing bank deposits	122,467	109,556	168,345
Cash & cash equivalents	222,825	208,720	204,406
Total Cash & cash equivalents	345,292	318,276	372,751
The short-term investments included investments in money market funds and interest–bearing bank deposits which met IAS 7 — Statement of Cash Flow criteria: short-term, highly liquid investments, for which the risks of changes in value are considered to be insignificant.
Consolidated Statement of Cash Flow
The breakdown of cash & cash equivalents presented in the Consolidated Statement of Cash Flow can be reconciled with the financial statement position as follows:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Cash & cash equivalents	345,292	318,276	372,751
Net cash and cash equivalents	345,292	318,276	372,751

Annex C-52

Note 21 – Revenue from Contracts with Customers

Revenue Recognition
We sell personalized display advertisements featuring product-level recommendations either directly to clients or to advertising agencies. Historically, the Criteo model has focused solely on converting our clients' website visitors into customers, enabling us to charge our clients only when users engage with an ad we deliver, usually by clicking on it. More recently, we have expanded our solutions to address a broader range of marketing goals for our clients.
In conjunction with expanding our solutions, we have also started expanding our pricing models to now include a combination of cost-per-install and cost-per-impression for selected new solutions, in addition to cost-per-click.
We offer two families of solutions to our commerce and brand clients:

•	Criteo Marketing Solutions allow commerce companies to address multiple marketing goals by engaging their consumers with personalized ads across the web, mobile and offline store environments.

•
Criteo Retail Media solutions allow retailers to generate advertising revenues from consumer brands, and/or to drive sales for themselves, by monetizing their data and audiences through personalized ads, either on their own digital property or on the open Internet, that address multiple marketing goals.

We recognize revenues when we transfer control of promised services directly to our clients or to advertising agencies, which we collectively refer to as our clients, in an amount that reflects the consideration to which we expect to be entitled to in exchange for those services.
For campaigns priced on a cost-per-click and cost-per-install basis, we bill our clients when a user clicks on an advertisement we deliver or installs an application by clicking on an advertisement we delivered, respectively. For these pricing models, we recognize revenue when a user clicks on an advertisement or installs an application.
For campaigns priced on a cost-per-impression basis, we bill our clients based on the number of times an advertisement is displayed to a user. For this pricing model, we recognize revenue when an advertisement is displayed.
We act as principal in our arrangements because (i) we control the advertising inventory (spaces on websites) before it is transferred to our clients; (ii) we bear sole responsibility for fulfillment of the advertising promise and inventory risks and (iii) we have full discretion in establishing prices. Therefore, based on these factors, we report revenue earned and the related costs incurred on a gross basis.

Annex C-53

Disaggregation of revenue
 The following tables disclose our consolidated revenue for each geographical area for each of the reported periods. Revenue by geographical area is based on the location of advertisers’ campaigns.

(In thousands of euros)	Americas	EMEA	Asia-Pacific	Total
December 31, 2017	878,804	716,542	441,119	2,036,465
December 31, 2018	808,865	711,110	428,972	1,948,947
December 31, 2019	850,570	720,099	449,446	2,020,115
Excluding our historical solution for driving Conversion through Criteo Marketing Solution (formerly called Criteo Dynamic Retargeting), no individual solution accounted for more than 10% of total consolidated revenue for the periods presented.
Practical Expedients
We do not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed.
We generally expense sales commissions when incurred because the amortization period would have been one year or less. These costs are recorded within sales and operating expenses.

Note 22 – Common shares

The Group manages its capital to ensure that entities in the Company will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.
Our capital structure consists of financial liabilities (net debt) and equity (issued capital, reserves, retained earnings and non-controlling interests).
The Group is not subject to any externally imposed capital requirements.

Annex C-54

Change in Number of Shares

Change in number of shares	Number of ordinary shares
Balance at January 1, 2018	66,085,097
Issues of shares under share option plans and free share plans (1)	1,466,247
Balance at December 31, 2018 before Storetail deferred consideration and before Share repurchase program	67,551,344
Storetail deferred consideration	156,859
Balance at December 31, 2018 after Storetail deferred consideration and before Share repurchase program	67,708,203
Share repurchase program (see note 4)	(3,459,119)
Balance at December 31, 2018	64,249,084
Issuance of shares under share option and free share plans (2)	83,266
Treasury shares retired (3)	(1,594,288)
Balance at December 31, 2019 after Storetail deferred consideration and before Share repurchase program	66,197,181
Share repurchase program (see Note 4) (3)	(444,554)
Balance at December 31, 2019 after Storetail deferred consideration and after Share repurchase program	62,293,508
(1) Adopted by the board of directors on March 1, 2018, March 16, 2018, April 25, 2018, July 26, 2018, October 25, 2018 and December 12, 2018.
(2) Adopted by the board of directors on March 1, 2019, April 25, 2019, June 25, 2019, July 25, 2019, October 24, 2019 and December 11, 2019.
(3) On February 8th, 2019, the board of directors acknowledged the share capital decrease resulting from the cancellation of 1,594,288 shares and approved the related amendment of Article 6 of the Company’s by-laws reflecting such decrease.

Annex C-55

Note 23 – Earnings Per Share
Basic Earnings Per Share
The Group calculates basic earnings per share by dividing the net income for the period attributable to shareholders of the Parent company by the weighted average number of shares outstanding.

	December 31, 2017	December 31, 2018	December 31, 2019
Net income attributable to shareholders of Criteo S.A.	81,305	75,304	77,120
Weighted average number of shares outstanding	65,143,036	66,456,890	64,305,965
Basic earnings per share	1.25	€1.13	€1.20	€
Diluted Earnings Per Share
The Group calculates diluted earnings per share by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding plus any potentially dilutive shares not yet issued from share-based compensation plans (see note 9). There were no other potentially dilutive instruments outstanding as of December 31, 2017, 2018 and 2019. Consequently all potential dilutive effects from shares are considered.
For each period presented, a contract to issue a certain number of shares (i.e. share option, share warrant, restricted share award or BSPCE contracts) is assessed as potentially dilutive, if it is “in the money” (i.e., the exercise or settlement price is inferior to the average market price).

	December 31, 2017	December 31, 2018	December 31, 2019
Net income attributable to shareholders of Criteo S.A.	81,305	75,304	77,120
Weighted average number of shares outstanding of Criteo S.A.	65,143,036	66,456,890	64,305,965
Dilutive effect of :	1,901,162	938,163	1,240,725
- Restricted share awards	934,213	550,736	932,694
- Share options (OSA) and BSPCE	911,616	348,566	271,756
- Share warrants	55,333	38,861	36,276
Weighted average number of shares outstanding used to determine diluted earnings per share	67,044,198	67,395,053	65,546,690

Diluted earnings per share	1.21	€1.12	€1.18	€

Annex C-56

Note 24 – Employee Benefits

Defined Benefit Plans
According to the French law and the Syntec Collective Agreement, French employees are entitled to compensation paid on retirement.
The following table summarizes the changes in the projected benefit obligation:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Defined Benefit Obligation present value - Beginning of period	3,056	4,293	4,835
Service cost	1,090	1,431	1,390
Finance cost	58	73	101
Actuarial losses (gains)	89	(1,046)	1,227
Change in consolidation scope	—	84	—
Defined Benefit Obligation present value - End of period	4,293	4,835	7,553
The Company does not hold any plan assets for any of the periods presented.
The reconciliation of the changes in the present value of projected benefit obligation with the Consolidated Statement of Income for the presented periods is illustrated in the following table:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Service cost	(1,090)	(1,431)	(1,390)
- Research and development expense	(550)	(715)	(679)
- Sales and operations expense	(220)	(274)	(253)
- General and administrative expense	(320)	(442)	(458)
Finance cost	(58)	(73)	(101)
- Finance income (expense)	(58)	(73)	(101)
Actuarial (losses) gains	(89)	(1,046)	(1,227)
- Other comprehensive (loss) income	(89)	(1,046)	(1,227)
The main assumptions used for the purposes of the actuarial valuations are listed below:

	December 31, 2017	December 31, 2018	December 31, 2019
Discount rate (Corp AA)	1.70%	2.10%	1.10%
Expected rate of salary increase	5.00%	5.00%	5.00%
Expected rate of social charges	49% - 50%	49% - 50%	49% - 50%
Estimated retirement age	Progressive table	Progressive table	Table progressive
Life table	TH-TF 2000-2002 shifted	TH-TF 2000-2002 shifted	TH-TF 2000-2002 décalée
Staff turnover assumptions	0 - 10,5%	0 - 10,5%	0 - 10.5%

Annex C-57

Defined Contribution Plans
The total expense represents contributions payable to these plans by us at specified rates.

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Defined contributions plans included in personnel expenses	(12,711)	(14,324)	(14,011)

Note 25 – Financial Liabilities

The changes in current and non-current financial liabilities during the periods ended December 31, 2019 are illustrated in the following schedules:

(In thousands of euros)	December 31, 2018	New borrowings	Repayments	Change in scope	Other (2)	Currency translation adjustment	December 31, 2019
Borrowings (1)	1,784	—	—	—	(1,484)	—	300
Other financial liabilities	390	—	—	—	(13)	7	384
Non current portion	2,174	—	—	—	(1,497)	7	684
Borrowings (1)	782	—	(595)	—	1,392	—	1,579
Other financial liabilities	107	348	(58)	—	105	12	514
Derivatives	—	—	—	—	1,143	—	1,143
Current portion	889	348	(653)	—	2,640	12	3,236
Borrowings (1)	2,566	—	(595)	—	(92)	—	1,879
Other financial liabilities	497	348	(58)	—	92	19	898
Derivatives	—	—	—	—	1,143	—	1,143
Total	3,063	348	(653)	—	1,143	19	3,920
(1) includes accrued interest
(2) Includes reclassification from non-current to current portion based on maturity of financial liabilities

We are party to several loan agreements and revolving credit facilities, or RCF, with third-party financial institutions. Our loans and RCF agreements are presented in the table below:

Annex C-58

Date	Nominal/ Authorized amounts (in thousands of euros)	Amount drawn	Balance as of December 31, 2019 (in thousands of euros)	Interest rate	Settlement date

BPI loan
February 20, 2014	N/A	N/A	900	Fixed: 2,09%	May 2021
Other	N/A	N/A	802	—	2023 and after
Other loans
	N/A	N/A	148 €	—	2024
Bank syndicate RCF
September 24, 2015	350 000 €	—	—	Floating rate : EURIBOR/LIBOR + margin depending on leverage ratio	Mars 2022

On September 24, 2015, Criteo entered into a five year revolving credit facility for general corporate purposes, including acquisitions, for a maximum amount of €250 million, with a bank syndicate composed of Natixis (coordinator and documentation agent), Le Credit Lyonnais (LCL) (facility agent), HSBC France, Société Générale Corporate & Investment Banking and BNP Paribas (each acting individually as bookrunners and mandated lead arrangers). This multi-currency revolving credit facility bears interest rate at Euribor or the relevant Libor plus a margin to be adjusted on the basis of the leverage ratio. The agreement contains clauses relating to prepayments, indemnities, representations, commitments (ratio of net debt to adjusted EBITDA, restrictions in the event of new debt) and default. In 2017, this agreement was amended by, among other things, increasing the amount of facility from €250.0 million to €350.0 million and extending the term of the contract from 2020 to 2022. As of December 31, 2016, there was a drawdown of $75.0 million (€68.0 million), fully reimbursed during the second quarter of 2017. As at December 31, 2017, 2018 and 2019, the Group had no amounts drawn on the credit line.
In February 2014, Criteo entered into a credit line with Bpifrance Financement (French Public Investment Bank) to finance the development of the Group. The credit line had a drawn down of €3.0 million, for a period of seven years, repayable quarterly after a period of two years. As of December 31, 2019, the balance on the credit line is €1.5 million.
These loans include special clauses in the event of default, but do not contain any affirmative, financial or negative covenants, with the exception of the €350.0 million revolving credit facility . This facility contains a covenant which was in compliance as of December 31, 2019.

Annex C-59

Note 26 – Net debt

The company net debt is calculated by offsetting the cash and cash equivalents from the financial liabilities.
As shown in note 5 and 20, the market risk is monitored by management, who define the management policy regarding the consolidated net debt in terms of liquidity, interest rates, exchange rates and counterparty risk for the upcoming months and analyzes the previous events (realized transactions, financial results).
The following tables show the maturity and allocation by currency of our financial liabilities and cash and cash equivalents.
Net debt by maturity

(In thousands of euros)	Carrying value	Maturity
		2020	2021	2022	2023	2024
Borrowings (1)	1,879	1,316	380	88	55	40
Other financial liabilities	898	512	386	—	—	—
Derivatives	1,143	1,143	—	—	—	—
Financial liabilities	3,920	2,971	766	88	55	40
Cash and cash equivalents	(372,751)	(372,751)	—	—	—	—
Net financial debt	(368,831)	(369,780)	766	88	55	40
(1) includes accrued interest
Net debt by currency

(In thousands of euros)	Carrying value	Currency
		EUR	GBP	USD	JPY	KRW	Others
Borrowings (1)	1,879	1,879	—	—	—	—	—
Other financial liabilities	898	32	329	537	—	—	—
Derivatives	1,143	1,143	—	—	—	—	—
Financial liabilities	3,920	3,054	329	537	—	—	—
Cash and cash equivalents	(372,751)	(251,942)	(5,602)	(58,316)	(23,837)	(17,738)	(15,316)
Net financial debt	(368,831)	(248,888)	(5,273)	(57,779)	(23,837)	(17,738)	(15,316)
(1) includes accrued interest

Annex C-60

Note 27 – Contingencies

(In thousands of euros)	Provision for employee related litigation	Other provisions	Total
Balance at January 1, 2018	458	1,041	1,499
Charges	275	1,583	1,858
Provision used	(152)	(331)	(483)
Provision released not used	(342)	(244)	(586)
Currency translation adjustments	(23)	40	17
Balance at December 31, 2018	216	2,089	2,305
Charges	412	3,391	3,803
Provision used	(73)	—	(73)
Provision released not used	—	(359)	(359)
Currency translation adjustments	—	5	5
Balance at December 31, 2019	555	5,126	5,681
of which current	555	5,126	5,681

The amount of the provisions represent management’s best estimate of the future outflow.

Note 28 – Other current liabilities

Other current liabilities are presented in the following table:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Clients’ prepayments	19,893	9,020	12,120
Credit notes	8,036	11,514	14,616
Employee-related payables	55,214	57,536	66,566
Taxes payable	47,896	47,433	43,477
Accounts payable relating to capital expenditures	25,853	18,961	4,159
Other creditors	395	1,111	845
Deferred revenue	589	544	202
Total	157,876	146,119	141,985

Annex C-61

The changes in "accounts payable relating to capital expenditures" relate to significant data centers equipment and leasehold improvements acquisitions in 2018 paid during the year.

Note 29 – Commitments and contingencies

Purchase Obligations

As of December 31, 2019, we had €6.0 million of other non-cancellable contractual obligations, primarily related to software licenses, and €0.9 million related to bandwidth for our servers.

Revolving Credit Facilities, Credit Lines Facilities and Bank Overdrafts

As mentioned in Note 25, Criteo is party to an RCF with a syndicate of banks which allow us to draw up to €350.0 million as of December 31, 2018. As of December 31, 2016, €71.1 million ($75.0 million had been drawn). This amount was re-paid in full during the second quarter of 2017 resulting in a nil balance as of December 31, 2017.
We also have short-term credit lines and overdraft facilities with HSBC plc, BNP Paribas and LCL. We are authorized to draw up to a maximum of €21.5 million in the aggregate under the short-term credit lines and overdraft facilities. As of December 31, 2019, we had not drawn on any of these facilities. Any loans or overdraft under these short-term facilities bear interest based on the one month EURIBOR rate or three month EURIBOR rate. As these facilities are exclusively short-term credit and overdraft facilities, our banks have the ability to terminate such facilities on short notice. The short-term facilities also include special clauses in the event of default, but are not subject to guarantees and covenants.
All of these loans and revolving credit facilities are unsecured and contain customary events of default but do not contain any affirmative, financial or negative covenants, with the exception of the September 2015 revolving credit facility which contains covenants, including compliance with a total net debt to adjusted EBITDA ratio and restrictions on the incurrence of additional indebtedness. At December 31, 2019, we were in compliance with the required leverage ratio.

Annex C-62

Note 30 – Related Parties

During its meeting on December 17, 2015, the board of directors decided to separate the functions of chairman of the board of directors and Chief Executive Officer. Effective January 1, 2016, Jean-Baptiste Rudelle became executive chairman and Eric Eichmann was appointed Chief Executive Officer.
On March 1, 2017, Mary Spilman, Chief Operating Officer, and Dan Teodosiu, Chief Technical Officer were appointed Executive Officers.
On April 25, 2018, the board of directors appointed Jean-Baptiste Rudelle, the executive chairman of Criteo S.A., as the Company's chairman and Chief Executive Officer.
On June 19, 2018 Criteo S.A. entered into a transition and separation agreement with Mr. Eric Eichmann, the Company's former Chief Executive Officer, pursuant to which Mr. Eichmann's Management Agreement with the Company has been terminated, effective as of April 25, 2018 and August 31, 2018, respectively.
On July 5, 2019, Mary Spilman resigned as Chief Operating Officer.
On July 26, 2019, Dan Teodosiu resigned as Chief Technical Officer with effect from September 30, 2019, replaced by Diarmuid Gill.
On November 25, 2019 the board of directors appointed Megan Clarken as the Company's Chief Executive Officer, Jean-Baptiste Rudelle became chairman and remains chairman of the board of directors.
The Executive Officers as of December 31, 2019 were:

•	Jean-Baptiste Rudelle - Chairman of the board of directors

•	Megan Clarken - Chief Executive Officer

•	Benoit Fouilland - Chief Financial Officer

•	Ryan Damon - General Counsel and Corporate Secretary

Total compensation for the Executive Officers, including social contributions, is summarized in the following table:

(In thousands of euros)	December 31, 2017	December 31, 2018	December 31, 2019
Short-term benefits (1)	(2,961)	(3,743)	(3,421)
Long-term benefits (2)	(114)	(40)	(40)
Share-based compensation	(10,449)	(6,787)	(4,113)
Total	(13,524)	(10,570)	(7,574)
1) Wages, bonuses and other compensations
2) Pension defined benefit plan

For the year ended December 31, 2017, 2018 and 2019, there were no material related party transactions.

Annex C-63

Note 31 – Subsequent Events

As of December 31, 2019, the Company conducted its annual goodwill impairment test, based on a qualitative and quantitative assessment. The test concluded that no impairment had occurred (Refer to “Goodwill” in Note 13). Since December 31, 2019, the price of the Company’s common stock has declined. A sustained decrease in the price of the Company's stock is one of the qualitative factors to be considered as part of an impairment test when evaluating whether events or changes in circumstances may indicate that it is more likely than not that potential goodwill impairment exists. The Company will continue monitoring the analysis of the qualitative and quantitative factors used as a basis for the goodwill impairment test during fiscal year 2020.
The Company evaluated all other subsequent events that occurred after December 31, 2019 through the date of issuance of the consolidated financial statements and determined there are no significant events that require adjustments or disclosure.

Annex C-64

APPENDIX A
Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO
AMENDED 2016 STOCK OPTION PLAN

Adopted by the Board on April 7, 2016
Approved by the Company’s combined shareholders’ general meeting of June 29, 2016
Amended from time to time. Last amendment by the Board: April 23, 2020

SUMMARY

Page

1. PURPOSE OF THE PLAN 4

2. DEFINITIONS 4

3. SHARES SUBJECT TO THE PLAN 7
   (a) Number of Shares Available for Grants 7

4. ADMINISTRATION OF THE PLAN 8
   (a) General. 8
   (b) Powers of the Administrator. 8
   (c) Effect of Administrator's Decision. 9

5. LIMITATIONS 9
   (a) U.S. Beneficiaries. 9

6. TERM OF PLAN 10

7. TERM OF OPTIONS 10

8. OPTION EXERCISE PRICE AND CONSIDERATION 10
   (a) Subscription or Purchase Price. 10
   (b) Prohibition on Repricing. 10
   (c) Vesting Period, Minimum Vesting Period and Exercise Dates. 11
   (d) Form of Consideration. 11

9. EXERCISE OF OPTIONS 12
   (a) Procedure for Exercise; Rights as a Shareholder. 12
   (b) Optionee's Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months. 12
   (c) Termination of the Optionee's Continuous Status as Beneficiary. 12
   (d) Disability of Optionee. 13
   (e) Death of Optionee. 13

10. NON-TRANSFERABILITY OF OPTIONS 13

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION 13
   (a) Changes in Capitalization. 13
   (b) Dissolution or Liquidation. 14

12. CHANGE IN CONTROL 14
   (a) Assumption or Substitution of Options 14
   (b) Cashout of Options. 15
   (c) Plan Binding on Successors. 15

13. GRANT 16

14. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN 16
   (a) Amendment and Termination. 16

Appendix A-1

(b) Shareholders' approval. 16
(c) Effect of amendment or termination. 16

15. COMPLIANCE WITH COMPANY POLICIES 16
(a) Clawback Policy. 16
(b) Share Ownership Guidelines 16

16. U.S. BENEFICIARIES, CONDITIONS UPON ISSUANCE OF SHARES 17
(a) Legal Compliance. 17
(b) Investment Representations. 17

17. LIABILITY OF COMPANY 17

18. SHAREHOLDER APPROVAL 17

19. LAW, JURISDICTION 17

Exhibit A – Stock Option Grant Agreement

Appendix A-2

25

4

CRITEO
AMENDED 2016 STOCK OPTION PLAN

1.	Purpose of the Plan

Pursuant to its decision, taken on April 7, 2016 as approved by the Company’s combined shareholders’ general meeting of June 29, 2016, the Board decided, in compliance with the provisions of articles L. 225−177 et. seq. of the French Commercial Code, to adopt the 2016 stock option plan of the Company (the “Criteo 2016 Stock Option Plan”), the terms and conditions of which, as amended by the Board from time to time, are set out below.
The purpose of the Plan is to:

•	attract and retain the best available personnel for positions of substantial responsibility;

•	provide additional incentive to Beneficiaries; and

•	promote the success of the Company’s business.
Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non−Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable Laws in order that they may benefit from available tax advantages.

2.	Definitions

(a)“Administrator” means the Board, which shall administer the Plan in accordance with Section 4 of the Plan.
(b)“Affiliated Company” means an entity which conforms with the criteria set forth in article L. 225−180 of the French Commercial Code as follows:

•	entities of which at least ten per cent (10%) of the share capital or voting rights are held directly or indirectly by the Company;

•	entities which own directly or indirectly at least ten per cent (10%) of the share capital or voting rights of the Company; and

•
entities of which at least fifty per cent (50%) of the share capital or voting rights are held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

Appendix A-3

(c)“Agreed Leave” means any leave of absence having received a prior approval from the Company or, in the case of a U.S. Beneficiary, requiring no prior approval under U.S. laws or, in the case of a U.K. Beneficiary, requiring no prior approval under applicable U.K. laws. Leaves of absence requiring prior approval from the Company shall include leaves of more than three (3) months for illness or conditions about which the employee has advance knowledge, military leave, and any other personal leave. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave of whatever duration, which shall also not terminate the employment relationship between the Beneficiary and the Company or any Affiliated Company. Notwithstanding the foregoing, for purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of an Agreed Leave is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-Statutory Stock Option.
(d)“Applicable Laws” means for the U.S., the legal requirements related to the administration of stock option plans under federal and state corporate and securities laws, including requirements of any exchange or quotation system on which the Shares may then be listed or quoted, and the Code in force in the United States of America.
(e)“Beneficiary” means the chairman of the board of directors (président du conseil d’administration), the general manager (directeur général) and the deputy general managers (directeurs généraux délégués) or, as the case may be, the chairman and the members of the management board (président et membres du directoire) of the Company as well as any individual employed by the Company or by any Affiliated Company under the terms and conditions of an employment contract or otherwise, it being specified that a term of office of director of the Company or director of an Affiliated Company (remunerated or not) shall not be deemed to constitute an employment relationship.
(f)“Board” means the board of directors of the Company.
(g)“Change in Control” means (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Shares such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.
(h)“Code” means the United States Internal Revenue Code of 1986, as amended, including rules, regulations and guidance promulgated thereunder and successor provisions and rules and regulations thereto.
(i)“Company” means CRITEO, a société anonyme organized under the laws of the Republic of France, having its registered office located at 32 rue Blanche, 75009 Paris, France and registered with the trade and companies registry under number 484 786 249 RCS Paris.

Appendix A-4

(j)“Continuous Status as a Beneficiary” means as regards the chairman of the board of directors, the general manager, the deputy general manager(s) or, as the case may be, the chairman and the members of the management board, that the term of their office has not been terminated and, as regards an employee, that the employment relationship between the Beneficiary and the Company or any Affiliated Company is not terminated. Continuous Status as a Beneficiary shall not be considered terminated in the case of an (i) Agreed Leave or (ii) transfers between locations of the Company or between the Company or any Affiliated Company or the contrary or also from an Affiliated Company to another Affiliated Company.
(k)“Date of Grant” means the date of the decision of the Board to grant the Options.
(l)“Disability” means a disability declared further to a medical examination provided for in article R. 4624−21 of the French Labour Code or pursuant to any similar provision applicable to a foreign Affiliated Company or Beneficiary.
(m)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(n)“Fair Market Value” means the value for one Share as determined in good faith by the Administrator, according to the following provisions, as provided in the Shareholders Authorization:

(i)
the Board may determine the subscription or purchase price of a share by reference to the closing sales price of one American Depositary Share representing one Share (“ADS”) on the Nasdaq Global Market for the day prior to the day of the decision of the Board to grant the Options, converted to Euros in the manner established by the Board. However, the purchase or subscription price shall in no case be less than ninety five percent (95%) of the average of the closing sales price for an ADS as quoted on said stock exchange market during the twenty market trading days prior to the Date of Grant; provided that, when an Option allows its holder to purchase Shares which have been previously purchased by the Company, then in addition to the minimum price stated above in this Section 2(n)(i) and in accordance with applicable law, the exercise price of such Option may not be less than eighty percent (80%) of the average price paid by the Company for the purchase of the treasury Shares.

(ii)
for U.S. Beneficiaries, the subscription or purchase price shall not be less than the fair market value of the Shares on the Date of Grant, determined as follows (a) if the Shares, or ADSs representing the Shares, are listed or quoted for trading on an exchange, the value will be deemed to be the closing sales price of the Shares or ADSs, as applicable, on the principal exchange upon which such securities are traded or quoted on the day prior to the day of the decision of the Board to grant the Options, provided, if such date is not a trading day, on the last market trading day prior to such date; and (b) if the Shares or ADSs representing the Shares are not listed or quoted for trading on an exchange, the fair market value of the Shares as determined by the Board, consistent with the requirements of Section 422 with respect to Incentive Stock Options, and Section 409A of the Code with respect to Options not intended to be Incentive Stock Options.

Except as provided in Sections 11 and 12 of the Plan, the subscription or purchase price of Shares shall not be modified during the period in which the Option may be exercised. However, if the Company carries out any of the actions mentioned in article L. 225−181 of the French Commercial Code, it must take all necessary measures to protect Optionees’ interests in accordance with article L. 228−99 of the

Appendix A-5

French Commercial Code. In the case of issuance of securities giving access to the share capital (valeurs mobilières donnant accès au capital), as well as in case of Company’s merger or scission, the Board may decide, for a limited period of time, to suspend the exercisability of the Options.
(o)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(p) “Non-Statutory Stock Option” means an Option which does not qualify as an Incentive Stock Option.
(q)“Notice of Grant” means a written notice evidencing the main terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.
(r)“Option” means an option to purchase or subscribe for Shares granted pursuant to the Plan.
(s)“Optionee” means a Beneficiary who holds at least one outstanding Option.
(t)“Option Agreement” means a written agreement entered into between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
(u)“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(v)“Plan” means the Criteo 2016 Stock Option Plan as adopted by the Board on April 7, 2016 and approved by the Company’s combined shareholders’ general meeting of June 29, 2016, and amended from time to time by the Board, including on April 25, 2019 and on April 23, 2020.
(w)“Share” means one ordinary share (action ordinaire) of the Company or an American Depositary Share representing one Share on the Nasdaq Global Market.
(x)“Shareholders Authorization” means the authorization given by the shareholders of the Company in the extraordinary general meeting held on June 29, 2016, as increased, amended or replaced from time to time by a further general meeting of the shareholders permitting the Board to grant Options.
(y)“Share Capital” means the issued and paid up capital of the Company.
(z)“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(aa)“U.K. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the U.K. or otherwise subject to U.K. laws, regulations or taxation.
(ab)“U.S. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States’ laws, regulations or taxation.

3.	Shares Subject to the Plan

(a)Number of Shares Available for Grants.

Appendix A-6

(i)
Subject to the provisions of Sections 11 and 12 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan shall not exceed the number of shares remaining available for issuance under the Shareholders Authorization. Subject to the foregoing, for Incentive Stock Options, the maximum number of Shares which may be optioned and issued is equal to 4,600,000. The Shares optioned and issued under the Plan may be newly issued Shares, treasury Shares or Shares purchased on the open market.

(ii)	Except as provided in Section 11(a), no Beneficiary shall be granted, within any fiscal year of the Company, Options in respect of more than 2,200,000 Shares.

(iii)
Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available again for future grant under the Plan.

(iv)
For avoidance of doubt, the following Shares shall be deemed delivered for purposes of the limits set forth in Section 3(a)(i) and shall not be available for future grants of Options under the Plan: (1) Shares delivered by an Optionee (by either actual delivery or by attestation) or withheld by the Company in payment of the subscription price or exercise price of an Option and/or any applicable tax withholding obligations relating to an Option; and (2) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options.

4.	Administration of the Plan

(a)General.
The Plan shall be administered by the Administrator.
(b)Powers of the Administrator.
Subject to the provisions of the French Commercial Code, the Shareholders Authorization, the Plan, and the Applicable Laws, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value of the Shares, in accordance with Section 2(n) of the Plan;

(ii)	to determine the Beneficiaries to whom Options may be granted hereunder;

(iii)	to select the Beneficiaries and determine whether and to what extent Options are granted hereunder;

(iv)	to approve or amend forms of Option Agreement for use under the Plan;

(v)
to determine the terms and conditions of any Options granted hereunder, consistent with Plan terms. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares

Appendix A-7

relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine with the exception of the exercise price; it being specified that the Administrator’s discretion remains subject to the rules and limitations set forth in this Plan and in the French Commercial Code;

(vi)	to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

(vii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub−plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)
to modify or amend each Option (subject to the provisions of Section 14(c) of the Plan), including the discretionary authority to extend the post−termination exercise period of Options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the Plan, but in no event beyond the original Option term;

(ix)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(x)	to determine the terms and restrictions applicable to Options; and

(xi)	to make all other determinations deemed necessary or appropriate for administering the Plan.
(c)Effect of Administrator’s Decision.
The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other concerned parties.

5.	Limitations
(a)U.S. Beneficiaries.

(i)
In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non−Statutory Stock Option. Incentive Stock Options may only be granted to Beneficiaries of the Company or a Subsidiary who meet the definition of “employees” under Section 3401(c) of the Code of the Company or a Parent or Subsidiary of the Company.

(ii)
The aggregate Fair Market Value of the Shares covered by Incentive Stock Options granted under the Plan or any other stock option program of the Company (or any Parent or Subsidiary of the Company) that become exercisable for the first time in any calendar year shall not exceed U.S. $100,000. To the extent the aggregate Fair Market Value of such Shares exceeds U.S. $100,000, the Options covering those Shares the Fair Market Value of which causes the aggregate Fair Market Value of all such Shares to be in excess of U.S. $100,000 shall be treated as Non−Statutory Stock Options. Incentive Stock Options shall be taken into account in the order in which they were granted, and the aggregate Fair Market Value of the Shares shall be determined as of the Date of the Grant.

Appendix A-8

(iii)
Non-Statutory Stock Options granted to U.S. Beneficiaries may only be granted to Beneficiaries in respect of whom the Company is an "eligible issuer of service recipient stock" and the shares are "service recipient stock", each within the meaning of Section 409A of the Code.

(b)The Options are governed by articles L. 225−177 and following of the French Commercial Code. They are not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither do they constitute an element of the Optionee’s remuneration. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or his term of office with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee’s right or the Company’s or Affiliated Company’s right, as the case may be, to terminate such employment or such term of office at any time, with or without cause.
(c)Other than as expressly provided hereunder, no member of the Board or of the supervisory board (in the event of change of management formula of the Company) or of an equivalent management body of an Affiliated Company shall be as such eligible to receive Options under the Plan.

6.	Term of Plan

Subject to the approval of the shareholders of the Company in accordance with Section 18 of the Plan, the Plan shall be effective and Options may be granted as of June 29, 2016 (the “Effective Date”). The Plan has been adopted by the Board on April 7, 2016, and amended from time to time. It shall continue in effect until the tenth (10th) anniversary of the Effective Date or until all Shares subject to the Plan have been purchased according to the provisions of the Plan, unless terminated earlier under Section 14 of the Plan. Notwithstanding the foregoing, Incentive Stock Options may not be granted under the Plan after April 7, 2026.

7.	Term of Options

The term of each Option shall be stated in the Notice of Grant as nine years and six months from the Date of Grant, in accordance with the Shareholders Authorization, subject to the specific provisions applicable in the event of death or Disability during such nine year and six month period. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary of the Company and, to the extent such Beneficiary is permitted by the French Commercial Code to receive Option grants, the term of the Option shall be no more than five (5) years from the Date of Grant.

8.	Option Exercise Price and Consideration

(a)Subscription or Purchase Price.
The per Share subscription or purchase price for the Shares to be issued or sold pursuant to exercise of an Option shall be determined by the Administrator on the basis of the Fair Market Value.

Appendix A-9

(i)
In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary of the Company and, to the extent such Beneficiary is permitted by the French Commercial Code to receive Option grants, the per Share subscription or purchase price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii);

(ii)
In the case of a Non−Statutory Stock Option or Incentive Stock Option, not covered by Section 8(a)(i) above, granted to any U.S. Beneficiary, the per Share subscription or purchase price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii).

(b)Prohibition on Repricing.
Subject to limitations imposed by Section 409A of the Code, Applicable Laws and the French Commercial Code and except as provided in Sections 11 and 12 of the Plan, in no event shall the subscription or purchase price with respect to an Option be reduced following the Date of Grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or cash payment without shareholder approval.
(c)Vesting Period, Minimum Vesting Period and Exercise Dates.

(i)
At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period in the Company or an Affiliated Company. Any Option granted hereunder shall provide for a vesting period of at least one (1) year following the Date of Grant.

(ii)
Notwithstanding anything set forth in Section 8(c)(i) to the contrary, Options representing a maximum of five percent (5%) of the Shares reserved for issuance under Section 3(a)(i) may be granted hereunder without any minimum vesting condition. Further, nothing in Section 8(c)(i) shall limit the Company’s ability to grant Options that contain rights to accelerated vesting on an Optionee’s termination of Continuous Status as a Beneficiary or to otherwise accelerate vesting, including, without limitation, upon a Change in Control.

(d)Form of Consideration.
The consideration to be paid for the Shares to be issued or purchased upon exercise of Options, including the method of payment, shall be determined by the Administrator. Unless otherwise provided in the Option Agreement, such consideration shall consist entirely of an amount in Euro or U.S. dollars corresponding to the exercise price which shall be paid by wire transfer. To the extent permitted by the Administrator, payment of consideration for the Shares (and/or any applicable tax withholdings) may be made by instructing the Company to withhold a number of Shares having a Fair Market Value equal to the product of (1) the subscription or exercise price per Share (plus tax withholdings, if applicable) multiplied by (2) the number of Shares in respect of which the Option shall have been exercised.
In the event that, as a consequence of the exercise of an Option, the Company or any Affiliated Company shall be compelled to pay taxes, social costs or any other social security taxes or contributions on

Appendix A-10

behalf of the Optionee, the Option shall not be deemed duly exercised until the Optionee has paid to the Company or to the relevant Affiliated Company the amount corresponding to such taxes, social costs, or social security taxes or contributions.
Where the Company (or any Affiliated Company) is required, as a result of the exercise of an Option, to pay or account for any amount of U.K. tax or U.K. class 1 primary national insurance contributions, it shall be a condition of exercise of the relevant Option that the relevant Beneficiary shall, at the time of exercise, have remitted to the Company in cleared funds an amount equal to the liability to pay U.K. income tax or U.K. class 1 primary national insurance contributions or have entered into such other arrangements with the Company or the relevant Affiliated Company to discharge such liability as the Company may in its absolute discretion approve.
As a condition of grant of an Option hereunder, each Beneficiary agrees to pay to the Company or any Affiliated Company an amount equal to the Company or the Affiliated Company’s liability to pay class 1 secondary national insurance contributions arising on the exercise of an Option, and the Beneficiary shall be required to pay such amount on the exercise of the Option (failing which any purported exercise of the Option shall be invalid).

9.	Exercise of Options

(a)Procedure for Exercise; Rights as a Shareholder.
Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.
An Option may not be exercised for a fraction of a Share. Unless otherwise provided in an Option Agreement, the number of Shares in respect of which an Option can be exercised pursuant to an Option will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Shares pursuant to the exercise of an Option in an amount that exceeds the total number of Shares granted under the Option.
Subject to the provisions of Section 8(e) of the Plan, an Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the provisions of the Option Agreement) together with a share subscription or purchase form (bulletin de souscription ou d’achat) duly executed by the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised in accordance with Section 8(d) of the Plan.
Upon exercise of an Option, the Shares issued or sold to the Optionee shall be assimilated with all other Shares of the Company of the same class and shall be entitled to dividends once the Shares are issued for the fiscal year during which the Option is exercised. For the avoidance of doubt, an Option shall not entitle an Optionee to receive any dividends paid prior to the date of exercise of such Option and in no event shall dividend equivalents be payable with respect to Options.
In the event that a Beneficiary infringes one of the above mentioned commitments, such Beneficiary shall be liable for any consequences resulting from such infringement for the Company and undertakes to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.

Appendix A-11

Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option may be exercised.
(b)Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months.
Unless otherwise required by applicable laws, in the event an Optionee is on an Agreed Leave for more than three (3) months, such Optionee’s Options shall (a) stop vesting on the first day of the calendar quarter immediately following the calendar quarter during which the Agreed Leave began and (b) resume vesting on the first day of the calendar quarter immediately following the calendar quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the vesting period for such Optionee’s Options shall be extended in accordance with this Section 9(b).
(c)Termination of the Optionee’s Continuous Status as Beneficiary.
Upon termination of an Optionee’s Continuous Status as a Beneficiary (including by reason of the Beneficiary's employer ceasing to be an Affiliated Company), other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Options only within such period of time as is specified in the Notice of Grant and only for the part of the Options that the Optionee was entitled to exercise at the date of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). Unless a longer period is specified in the Notice of Grant or otherwise resolved by the Board, an Option shall remain exercisable for ninety (90) days following the Optionee’s termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such a period cannot exceed three (3) months following the Optionee’s termination of Continuous Status as a Beneficiary (other than in the case of the Optionee’s death or disability as defined in Section 22(e)(3) of the Code) or the Option will be treated as a Non−Statutory Stock Option. If, at the date of termination, the Optionee is not entitled to exercise all his or her Options, the Shares covered by the unexercisable portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified by the Administrator, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
(d)Disability of Optionee.
In the event that an Optionee’s Continuous Status as a Beneficiary terminates as a result of the Optionee’s Disability, unless otherwise resolved by the Board, the Optionee may exercise his or her Options at any time within six (6) months from the date of such termination, but only to the extent these Options are exercisable at the time of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise all of his or her Options, the Shares covered by the unexercised portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified herein or otherwise resolved by the Board, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
(e)Death of Optionee.
In the event of the death of an Optionee during the term of the Options, unless otherwise resolved by the Board, the Options may be exercised at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Options by bequest or inheritance does not exercise the Options within the time specified herein, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.

Appendix A-12

10.	Non-Transferability of Options

An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.	Adjustments Upon Changes in Capitalization, Dissolution

(a)Changes in Capitalization.

(i)	In the event of the carrying out by the Company of any of the financial operations pursuant to article L. 225−181 of the French Commercial Code as follows:

(1)	amortization or reduction of the share capital,

(2)	amendment of the allocation of profits,

(3)	distribution of free shares,

(4)	capitalization of reserves, profits, issuance premiums,

(5)	the issuance of shares or securities giving right to shares to be subscribed for in cash or by set−off of existing indebtedness offered exclusively to the shareholders;
the Company shall take the required measures to protect the interest of the Optionees in the conditions set forth in article L. 228−99 of the French Commercial Code.

(ii)
Without prejudice to Section 11(a)(i) or Section 12, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a split-up, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, the Board shall make such adjustment in the number and class of Shares which may be delivered under Section 3, in the exercise or purchase price per share under any outstanding Option in order to prevent dilution or enlargement of Beneficiaries' rights under the Plan, and in the Option limits set forth in Section 3 as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Option shall always be a whole number; provided, further, that no such adjustment shall cause any Option hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

(b)Dissolution or Liquidation.
In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option

Appendix A-13

shall terminate as of a date determined by the Administrator and give each Optionee the right to exercise his or her Options as to Shares for which the Options would not otherwise be exercisable.

12.	Change in Control
(a)Assumption or Substitution of Options.

(i)
Unless otherwise provided by the Board, an agreement between the Company or an Affiliated Company and the Optionee or in the Notice of Grant, in the event of a Change in Control, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or Parent or Subsidiary of the successor corporation does not agree to assume or substitute for the outstanding Options, each Option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the Change in Control at such time and on such conditions as the Administrator shall determine. In addition, if an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the relevant Optionee in writing or electronically that his or her Option will be fully vested and exercisable for a period of time, which shall not be less than 10 days, determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

(ii)
For the purposes of this subsection, an Option will be considered assumed if, (A) following the Change in Control, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the Fair Market Value of the consideration received in the Change in Control by holders of Shares for each such Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received upon the exercise of an Option for each Share subject to such Option to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of common stock of the Company in the Change in Control; (B) any securities of the successor corporation or its Parent forming part of the substitute Option following the Change in Control are freely tradeable on a major stock exchange; and (C) the Option otherwise remains subject to the same terms and conditions that were applicable to the Option immediately prior to the Change in Control.

(b)Cashout of Options.
Notwithstanding any provision of the Plan to the contrary, in the event that each outstanding Option is not assumed or substituted in connection with a Change in Control, the Administrator may, in its discretion, provide that each Option shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per Share in the Change in Control over the exercise

Appendix A-14

or purchase price per Share subject to the Option multiplied by (y) the number of Shares granted under the Option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per Share subject to the Option is greater than or equal to the consideration paid per Share in the Change in Control, then the Administrator may, in its discretion, cancel such Option without any consideration upon the occurrence of a Change in Control.
(c)Plan Binding on Successors.
The obligations of the Company under this Plan shall be binding upon any successor corporation resulting from a Change in Control.

13.	Grant

(ac)The Date of Grant of an Option shall be, for all purposes, the date on which the Administrator decides to grant such Option. Notice of Grant shall be provided to each Optionee within a reasonable time after the Date of Grant.
(ad)In the event of any tax liability arising on account of the grant of the Options or as a result of any other aspect of the Optionee’s participation in the Plan, the liability to pay such taxes shall be that of the Optionee alone.
The Optionee shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Optionee.

14.	Amendment, Modification and Termination of the Plan

(a)Amendment and Termination.
Subject to Sections 14(b) and 14(c), the Administrator may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.
(b)Shareholders’ approval.
The Company shall obtain shareholders’ approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws (including the requirements of any exchange or quotation system on which Shares may then be listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
(c)Effect of amendment or termination.
No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless (i) mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company or (ii) necessary or appropriate to comply with or facilitate compliance with Applicable Laws or other rules, regulations or requirements, as determined by the Administrator.

Appendix A-15

15.	Compliance with Company Policies

(a)	Clawback Policy.
Options granted under the Plan, including any gain received upon exercise, shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

(b)	Share Ownership Guidelines.
Any Shares acquired upon exercise of an Option may need to be retained by the Optionee in order to comply with the Company’s Share Ownership Guidelines, to the extent applicable to the Optionee.

16.	U.S. Beneficiaries, Conditions Upon Issuance of Shares

(a)Legal Compliance.
Shares shall not be sold or issued pursuant to the exercise of an Option unless the exercise of such Option, and the issuance or sale and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(b)Investment Representations.
As a condition to the exercise of an Option by a U.S. Beneficiary, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed or purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.	Liability of Company

(ae)The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by any counsel to the Company to be necessary for the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
(af)The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Options or acquire the Shares.

18.	Shareholder Approval

The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months of the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under the French Commercial Code and Applicable Laws.

Appendix A-16

19.	Law, Jurisdiction

This Plan shall be governed by and construed in accordance with the laws of France.
The relevant courts in the location of the registered office of the Company shall be exclusively competent to determine any claim or dispute arising in connection herewith.
The grant of Options under this Plan shall entitle the Company to require the Optionee to comply with such requirements of law as may be necessary in the opinion of the Company from time to time.

Exhibit A

CRITEO
STOCK OPTION GRANT AGREEMENT
Part I
NOTICE OF STOCK OPTION GRANT
[Optionee’s Name and Address]
You have been granted an Option to subscribe ordinary Shares of the Company, subject to the terms and conditions of the 2016 Stock Option Plan (the “Plan”) and this Option Agreement. The Option is governed by articles L. 225−177 and following of the French Commercial Code. The Option is not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither does it constitute an element of the Optionee’s remuneration. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Agreement.

Date of Grant date of the board meeting having allocated the Option:	________________________________
Vesting Commencement Date:	________________________________
Exercise Price per Share:	[EUR] ___________________________
Total Number of Shares Granted:	________________________________
[Type of Options [for U.S. Beneficiaries only]:	[Incentive Stock Option] [Nonstatutory Stock Option] ]
Term/Expiration Date Date of expiration of the Option (Section 7 of the Plan), which shall not exceed 5 years for an ISO granted to a 10% owner.	________________________________
Where the exercise of an Option, as described under Section 9(a) of the Plan, would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and the Optionee provides the Company with

Appendix A-17

either the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option, in place of the Optionee or, the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
In the event that you infringe the above mentioned commitment, you shall be liable for any consequences resulting from such infringement for the Company and undertake to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.
Validity of the Options:
The Option will be valid as from the Date of Grant.
Vesting Schedule:
Unless otherwise determined or amended by the Board, the Option may be exercised by the Optionee on the basis of the following initial vesting schedule subject to the condition precedent that the Optionee shall have previously returned to the Company the documents referred to under section 1.3 of Part II of the Stock Option Grant Agreement duly initialed and signed:

•	1/4th (25%) of the Option as from the first anniversary of the Vesting Commencement Date,

•
then, 1/16th (6.25%) of the Option at the expiration of each quarter (i.e., successive 3-month period) following the first anniversary of the Vesting Commencement Date during thirty-six (36) months thereafter, and

•
at the latest within nine years and six month as from the Date of Grant or in case of death or Disability of the Optionee during such nine years and six months period, six (6) months as from the death or Disability of the Optionee.

The number of Shares in respect of which the Option can be exercised pursuant to the above vesting schedule will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Shares pursuant to the exercise of an Option in an amount that exceeds the total number of Shares granted under the Option.
If the Optionee fails to exercise the Option in whole or in part within the said period of nine years and six months (as may be extended to six (6) months from the death or Disability of the Optionee), the Option will lapse automatically.
Termination Period:
Unless otherwise decided by the Board, in case of termination of the Optionee’s Continuous Status as a Beneficiary, the portion of the Option exercisable at the time of termination may be exercised for ninety (90) days after such termination, it being specified that the other portion of the Option shall automatically expire at the time of termination.
Upon the death or Disability of the Optionee, the Option may be exercised during a period of six (6) months as provided in the Plan.
Save as may be provided in the Plan, in no event shall the Option be exercised later than the Term/Expiration Date as provided above. Should the Option expire or become unexercisable for any reason without

Appendix A-18

having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.
By his or her signature and the signature of the Company’s representative below, the Optionee and the Company agree that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Grant Agreement. The Optionee has reviewed the Plan and this Stock Option Grant Agreement in their entirety, has had the opportunity to obtain the advice of counsel prior to executing this Stock Option Grant Agreement and fully understands all provisions of the Plan and Stock Option Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Stock Option Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.
CRITEO
STOCK OPTION GRANT AGREEMENT
Part II
TERMS AND CONDITIONS
1.Grant of Options.
1.The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Stock Option Grant Agreement (the “Optionee”), an option (the “Option”) to subscribe for the number of ordinary Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.
In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Option Grant Agreement, the terms and conditions of the Plan shall prevail.
[If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code although the Company makes no representation as to the tax status of the Option. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the U.S.$100,000 rule of Section 422(d) of the Code, the excess shall be treated as a Non−Statutory Stock Option.]
2.An Option will be valid as from the Date of Grant.
3.In the event of any tax liability arising on account of the grant of the Options or as a result of any other aspect of the Optionee’s participation in the Plan, the liability to pay such taxes shall be that of the Beneficiary alone. The Beneficiary shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Beneficiary.
2.Exercise of Options.
(a)Right to Exercise. An Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Stock Option Grant Agreement, subject to the condition precedent that the Optionee shall have previously returned to the Company, by electronic delivery under the conditions set forth in Section 10 below:

Appendix A-19

•	Part I and Part II of the Stock Option Grant Agreement (Exhibit A), duly initialed (all pages but for the signature page) and signed (signature page).
In the event of Optionee’s death, Disability or other termination of Optionee’s Continuous Status as a Beneficiary, the exercisability of an Option is governed by the applicable provisions of the Plan and this Stock Option Grant Agreement.
(b)Method of Exercise. An Option is exercisable by delivery of an exercise notice, in the form available via the dedicated online platform (the “Exercise Notice”) stating the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company or in such other manner as the Company may permit. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. An Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the proof of payment of such aggregate Exercise Price.
No Share shall be issued pursuant to the exercise of an Option unless such issuance and exercise complies with all relevant provisions of law as set out under Section 16(a) of the Plan.
Upon exercise of an Option, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company, and as from the date of exercise of the Option, the Optionee shall be entitled to dividends for the fiscal year during which the Option is exercised to the same extent as any other shareholder of the Company.
3.Method of Payment. Payment of the aggregate Exercise Price shall be made via the Company’s dedicated online platform.
Where the exercise of an Option would lead the Company or any Affiliated Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when (a) the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and (b) the Optionee provides the Company with either (i) the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option or, (ii) the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Option or purchase the Shares. The payment for the purchase of the Shares is the sole responsibility of the Optionee according to these Terms and Conditions.
4.Non-Transferability of Option. An Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Stock Option Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

Appendix A-20

5.Term of Options. Except as provided in the Plan, an Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Grant Agreement.
6.Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Stock Option Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the Republic of France.
Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the court of competent jurisdiction in the place of the registered office of the Company.
7.Tax Obligations. Regardless of any action the Company or Optionee’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due by Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax−Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of shares of common stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax−Related Items.
Prior to exercise of the Option, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, Optionee authorizes the Company and/or the Employer to withhold all applicable Tax−Related Items legally payable by Optionee from Optionee’s compensation paid to Optionee by the Company and/or Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of Shares that Optionee acquires to meet the withholding obligation for Tax-Related Items. Finally, Optionee will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan or Optionee’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares issuable upon exercise of the Options if Optionee fails to comply with Optionee’s obligations in connection with the Tax−Related Items as described in this section.
8.Nature of Grant. In accepting the grant, Optionee acknowledges that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Option Grant Agreement;
(b)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;
(c)all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

Appendix A-21

(d)Optionee’s participation in the Plan shall not create a right to further employment with the Company, any Affiliated Company or the Employer and shall not interfere with the ability of the Company, any Affiliated Company or the Employer to terminate Optionee’s employment relationship at any time with or without cause;
(e)Optionee is voluntarily participating in the Plan;
(f)the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, an Affiliated Company or the Employer, and which is outside the scope of Optionee’s employment contract, if any;
(g)the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, an Affiliated Company or the Employer;
(h)the Option grant will not be interpreted to form an employment contract with the Company, the Employer or any Subsidiary or affiliate of the Company;
(i)the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(j)if the underlying Shares do not increase in value, the Option will have no value;
(k)if Optionee exercises Optionee’s Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the exercise price;
(l)in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Optionee’s employment the Company or the Employer (for any reason whatsoever) and Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed irrevocably to have waived Optionee’s entitlement to pursue such claim; and
(m)in the event of termination of Optionee’s employment, Optionee’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Optionee receives notice of termination regardless of when such termination is effective; furthermore, in the event of termination of employment, Optionee’s right to exercise the Option after termination of employment, if any, will be measured by the date on which the Optionee receives notice of termination; the Company shall have the exclusive discretion to determine when Optionee is no longer actively employed for purposes of Optionee’s Option grant. In addition, any period of notice or compensation in lieu of such notice, that is given or ought to have been given under any contract, statute, common law or civil law shall be excluded.
9.Data Privacy. As part of the 2016 Stock option Plan, the Company processes some personal data of the Beneficiary. For this processing, the Company acts as the controller of this personal data and in accordance with the provisions of Regulation (EU) 2016/679 and, where applicable, those of Act No. 78-17 known as "Information technology & Civil Liberties", as amended, together the "Personal Data Regulation". Undefined terms used in this clause have the meaning given to them pursuant to the Personal Data Regulation.

Appendix A-22

The Company processes the Beneficiary's personal data on the legal basis of the conclusion and performance of the Stock Option Grant Agreement. The purpose of the contract is to implement, administer and manage the Beneficiary's participation in the Plan. Processed personal data are those strictly necessary for the aforementioned purposes. Especially, this includes the following information: the Beneficiary's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement Shares awarded, cancelled, exercised, vested, unvested or outstanding in Beneficiary's favor (the "Data"). Failure by the Beneficiary to provide certain Data could compromise the conclusion and performance of the Stock Option Grant Agreement.
The Company may disclose the Data to the Employer, subsidiaries and affiliated companies, sub-contractors, banking and financial organizations, on a need-to-know basis. These entities may be located outside the European Union and in countries that have not been subject of an adequacy decision. If the recipients are located in other countries that do not provide an adequate level of protection for personal data, the Company will take all necessary measures and guarantees to ensure such a level and to supervise such transfers of Data in accordance with the Personal Data Regulation, in particular by implementing standard contractual clauses of the European Commission. The Beneficiary may request a copy of these guarantees by writing to the Data Protection Officer at the following address: dpo@criteo.com.
In accordance with the Personal Data Regulation, where applicable, the Beneficiary has the right to access, rectify, delete, limit processing and transfer his Data. To exercise these rights, the Beneficiary may contact the Data Protection Officer at dpo@criteo.com. The Beneficiary also has the right to file a complaint with the competent supervisory authority and to communicate to the Company instructions for the storage, deletion and communication of its Data after its death.
In the context of this processing, the Data will not be kept for longer than necessary for the purposes referred to in this clause. In any event, the Company will comply with the retention periods imposed by law.
10.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s acceptance to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on−line or electronic system established and maintained by the Company or another third party designated by the Company.
11.Severability. The provisions of this Stock Option Grant Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Appendix A-23

SIGNATURE PAGE

OPTIONEE:                        CRITEO

By:
Signature
Title:
Print Name

Residence Address

Appendix A-24

APPENDIX B
Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO

AMENDED AND RESTATED 2015 TIME-BASED RESTRICTED STOCK UNITS PLAN

Adopted by the Board of Directors on April 23, 2020
Approved by the Company's combined shareholders' general meetings of October 23, 2015, June 29, 2016 and June 28, 2017
Amended from time to time. Last amendment by the Board: April 23, 2020

TABLE OF CONTENTS

1.	IMPLEMENTATION OF THE TIME-BASED RESTRICTED STOCK	2
2.	DEFINITIONS	2
3.	PURPOSE	4
4.	BENEFICIARIES: ELIGIBLE EMPLOYEES	4
5.	NOTICE OF THE GRANT OF THE RESTRICTED STOCK UNITS	5
6.	VESTING PERIOD	5
7.	HOLDING PERIOD	8
8.	CHARACTERISTICS OF THE ORDINARY SHARES	8
9.	DELIVERY AND HOLDING OF THE RESTRICTED STOCK UNIT	9
10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS	9
11.	INTERMEDIARY OPERATIONS	10
12.	ADJUSTMENT	10
13.	AMENDMENT OF THE TIME-BASED PLAN	10
14.	TAX AND SOCIAL RULES	11
15.	MISCELLANEOUS	11
16.	DATA PRIVACY	12
17.	ELECTRONIC DELIVERY	13
18.	SEVERABILITY	13

Appendix B-1

1.	Implementation of the Time-Based Restricted Stock Units Plan

On July 30, 2015, the Board of Directors adopted the Original 2015 Time-Based Restricted Stock Units Plan, stating the conditions and criteria for the Grant of Restricted Stock units of Criteo, a French société anonyme whose registered office is located at 32, rue Blanche, 75009 Paris, France, and whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the "Company”), to the benefit of employees, certain categories of such employees, and/or corporate officers who meet the conditions set forth by Article L. 225-197-1 II of the French Commercial Code of the Company or any company or economic interest group in which the Company holds, directly or indirectly, 10% or more of the share capital and voting rights at the date of Grant of said shares. The Original 2015 Time-Based Restricted Stock Units Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company which also granted authority to the Board of Directors to grant Restricted Stock Units under the Original 2015 Time-Based Restricted Stock Units Plan. On February 25, 2016 the Board of Directors adopted this amended and restated version of the Original 2015 Time-Based Restricted Stock Units Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016, on June 28, 2016, on July 28, 2016, on June 27, 2017, on April 4, 2018, on April 25, 2019 and on April 23, 2020 the "2015 Time-Based Restricted Stock Units Plan” or the "Time-Based Plan”).

2.	Definitions
Under the Time-Based Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Beneficiary"	refers to the person(s) for whose benefit the Board of Directors has approved a Grant of Restricted Stock Units as well as, as the case may be, his or her heirs;
"Board of Directors"	refers to the Company’ s board of directors;
"Bylaws"	refers to the Company’s bylaws in force at the date referred to;

Appendix B-2

"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an "Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Ordinary Shares of the Company such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code;
"Grant Date"	refers to the date when the Board of Directors approves a grant of Restricted Stock Units under the Time-Based Plan;
"Grant Letter"	refers to the notice, substantially in the form set forth in Exhibit 2, which informs a given Beneficiary of the Grant of Restricted Stock Units, as stated in Article 5 of the Time-Based Plan;
"Grant"
refers to the decision of the Board of Directors to grant Restricted Stock Units to a given Beneficiary, subject to the vesting conditions set forth by the Time-Based Plan as amended from time to time;

"Group"	refers to the Company and to all the companies and groups affiliated to the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code;
"Holding Period"
refers to the period, if any, starting on the Vesting Date, during which a Beneficiary may not transfer or pledge his or her shares underlying the vested Restricted Stock Units, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Grant Date pursuant to applicable French law;

"Ordinary Share"	refers to one ordinary share (action ordinaire) of the Company or an American Depositary Share representing one Share on the Nasdaq Global Market.
"Original Time-Based Plan"
refers to the version of the Time-Based Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015;

"Presence"	refers to the presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group;
"Restricted Stock Units"
refers to a promise by the Company to deliver to the Beneficiary on the Vesting Date, at no consideration, Ordinary Shares subject to the vesting conditions set forth by the Time-Based Plan. Dividend, voting and other shareholder rights will not apply until the issuance or transfer of Ordinary Shares at the time of vesting of the Restricted Stock Units under the Time-Based Plan.

"Secured Restricted Stock Units"	Restricted Stock Units for which the Presence condition of the Beneficiary is met and for which underlying Ordinary Shares will be delivered to the relevant Beneficiary upon the Vesting Date.
"Vesting Date"	refers to the date on which the Ordinary Shares of the Company subject to the Restricted Stock Units are delivered to the relevant Beneficiary;

Appendix B-3

"Vesting Period"
refers to the minimum one year period starting on the Grant Date and ending on the Vesting Date, being specified that the Board of Directors may decide to extend this period for all or part of the Restricted Stock Units and/or provide for vesting in tranches, as stated in the corresponding Grant Letter;

"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

3.	Purpose
The Time-Based Plan sets forth the conditions and criteria for the Grant of Restricted Stock Units under the Time-Based Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the Time-Based Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility;

•	to provide additional incentive to Beneficiaries; and

•	to promote the success of the Company's business.

4.	Beneficiaries: Eligible Employees
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015, the Board of Directors of the Company will approve the list of Beneficiaries among employees and corporate officers (who meet the conditions set forth by Article L. 225-197-1 II of the French Commercial Code) of the Group, together with the indication of the number of Restricted Stock Units granted to each of them.

5.	Notice of the Grant of the Restricted Stock Units
The notice of the Grant of Restricted Stock Units to each Beneficiary shall be made pursuant to a Grant Letter made available to the Beneficiary together with a copy of the Time-Based Plan, indicating the number of Restricted Stock Units granted to the Beneficiary, the Vesting Period and the Holding Period, if any.
The Beneficiary shall acknowledge receipt of the Grant documentation comprised of the Grant Letter and of the Time-Based Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Grant Letter within 90 days from the date of notification by the Company of the availability on line of the Grant documentation, the documents being deemed to be received on the date of the electronic delivery, in the absence of which the Grant shall be null and void for this Beneficiary.

Appendix B-4

6.	Vesting Period
6.1.    Principle
(a)    The Restricted Stock Units granted under the Time-Based Plan shall vest in the Beneficiaries at the end of the Vesting Period, subject to the continued Presence of the Beneficiary during the Vesting Period, in the absence of which he or she will not be entitled to acquire the shares underlying the Restricted Stock Units on the date when this condition is no longer met, except as set forth in Article 6.1(b).
Unless otherwise decided by the Board, should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to vest in the Restricted Stock Units granted under the Time-Based Plan at the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period, except in case of death.
During the Vesting Period, the Beneficiaries will not own the Ordinary Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the Ordinary Shares.
(b)    Unless otherwise determined by the Board of Directors at the time of the Grant and except with respect to any Beneficiary who is taxable on his/her Company employment income in one of the countries listed in Exhibit 1 at the time of the Grant (for whom this Article 6.1(b) shall not apply), if the Beneficiary ceases to be an employee or officer of the Group after the one-year anniversary of the Grant Date but prior to (i) the Vesting Date or (ii) in the case of a Grant that vests in tranches, the vesting date of the first tranche of the Grant (such date in either (i) or (ii), the "First Vesting Date”), then the Beneficiary shall definitively secure, on the First Vesting Date, the delivery of a number of Restricted Stock Units that is equal to the pro rata portion (measured by the ratio of the (A) total number of fully expired quarters elapsed from the Grant Date of the relevant Restricted Stock Units (included) to the date when the Beneficiary ceases to be an employee or officer of the Group (excluded) to (B) the total number of quarters between the Grant Date included and the First Vesting Date (included)) of the number of Restricted Stock Units that the Beneficiary would have definitively secured and vested in on the First Vesting Date, had the continued Presence condition set forth in Article 6.1(a) been satisfied on such date (rounded to the nearest whole number). For instance:

•
if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary of the Grant Date and 50% of such Restricted Stock Units vest upon the second anniversary thereof, he shall vest on such second anniversary date in 25% (i.e., 4/8 * 50%) of his Restricted Stock Units, with the balance being automatically forfeited.

•
if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary plus three months of the Grant Date and 50% of such Restricted Stock Units vest upon the second anniversary thereof, he shall vest on such second anniversary date in 31.25% (i.e., 5/8 * 50%) of his Restricted Stock Units, with the balance being automatically forfeited.

Appendix B-5

For the avoidance of doubt, this Article 6.1(b) shall apply only for Grants where the First Vesting Date is more than one year after the Grant Date.
In the event of a Beneficiary who after the Grant Date and before the First Vesting Date would be relocated from a country not listed in the Exhibit 1 where he/she was taxable on his/her Criteo’s employment income to a country listed in the Exhibit 1 and who, before the time of the First Vesting Date, becomes taxable on his/her Criteo's employment income in a country listed in the Exhibit 1,  the provision of this Article 6.1 (b) shall be terminated; provided, however, that Restricted Stock Units that have become Secured Restricted Stock Units prior to the relocation to a country listed in Exhibit 1 shall remain secured and the underlying shares will be delivered upon the Vesting Date.
(c)    In addition to any other powers set forth in the Time-Based Plan and subject to the provisions of the Time-Based Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Grant (which need not be identical) and any Restricted Stock Units acquired pursuant thereto. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances a Grant may be settled, cancelled, forfeited, exchanged, or surrendered.
Notwithstanding Articles 6.5, 6.6 and 6.7 of the Time-Based Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to a Grant under the Time-Based Plan solely based on a Change in Control.
6.2    Compliance with Company Policies

a)
Grant Subject to Clawback Policy. The Grant Letter shall contain an acknowledgement and agreement by the Beneficiary that any Grant pursuant to the Time-Based Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

b)
Share Ownership Guidelines. Any Ordinary Shares acquired pursuant to the vesting of Restricted Stock Units may need to be retained by the Beneficiary in order to comply with the Company’s Share Ownership Guidelines, to the extent applicable to the Beneficiary.

6.3    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to vest in the Restricted Stock Units at the end of the Vesting Period.
6.4    Agreed Leave of Absence Exceeding Three Months

Appendix B-6

In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Grant(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Grant(s) shall be extended in accordance with this Article 6.4.
6.5    Disability
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest in the Beneficiary on the date of Disability.
6.6    Death
In the event of the death of the Beneficiary during the Vesting Period, the Restricted Stock Units shall vest at the date of the request for vesting duly made by his or her beneficiaries in the framework of the inheritance.
The request for vesting of the Restricted Stock Units shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.7    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Restricted Stock Units that may vest pursuant to Article 6.1(b) upon the retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Restricted Stock Units prior to the date of such retirement.
6.8    Change in Control
a)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Grant Letter, in the event of a Change in Control:

i.
Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Grant, for each Grant that is not assumed or substituted for and for which the Grant Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse and the Restricted Stock Units shall be deemed fully vested prior to the consummation of the Change in Control. Any Grant for which the Grant Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.8(a)(ii) or cancelled in accordance with Article 6.8(a)(iii) below.

ii.
For the purposes of this Article 6.8, a Grant will be considered assumed or substituted if, (A) following the Change in Control, the Grant confers the right to receive, for each Restricted Stock Unit subject to the Grant immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of Ordinary Shares for each

Appendix B-7

such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Restricted Stock Units shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of Ordinary Shares in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Grant following the Change in Control are freely tradable on a major stock exchange; and (C) the Grant otherwise remains subject to the same terms and conditions that were applicable to the Grant immediately prior to the Change in Control.

iii.
Notwithstanding any other provision of the Time-Based Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Grant shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per Ordinary Share in the Change in Control multiplied by (ii) the number of Restricted Stock Units granted under the Grant. The Board of Directors shall not be required to treat all Grants similarly for purposes of this Article 6.8(a). Payment of amounts under this Article 6.8(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Grants surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

b)The obligations of the Company under the Time-Based Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.

Appendix B-8

7.	Holding Period
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Ordinary Shares underlying the Restricted Stock Units granted under the Time-Based Plan and will be shareholders of the Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Ordinary Shares underlying the Restricted Stock Unit shall not be transferable during the Holding Period (if any) and the Beneficiaries may not transfer or pledge those shares, by any means, or convert them into the bearer form.
b)At the end of the Holding Period (if any), the Ordinary Shares underlying the Restricted Stock Unit will be fully transferable, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Ordinary Shares underlying the Restricted Stock Unit granted under the Time-Based Plan may not be transferred (i) if a "black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Ordinary Shares underlying the Restricted Stock Unit delivered to the Beneficiaries referred to in Article 6.4 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.5 above may be freely transferred as from the date of their vesting.

8.	Characteristics of the Ordinary Shares
The Ordinary Shares delivered pursuant to the vesting of the Restricted Stock Units that shall be, at the Company’s choice, new shares to be issued by the Company or existing shares acquired by the Company.
As from the Vesting Date, the Ordinary Shares delivered pursuant to the Restricted Stock Units shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing Ordinary Shares and shall benefit from the same rights as from the Vesting Date.
Restricted Stock Units that do not vest do not give right to any dividend paid or dividend equivalent accumulated prior to the Vesting Date.

Appendix B-9

9.	Delivery and holding of the Restricted Stock Units
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Ordinary Shares underlying the Restricted Stock Units vested under the Time-Based Plan, provided that the conditions and criteria for such vesting provided by Articles 5 and 6 above are met. However, Ordinary Shares may not be delivered in fractional shares. Unless otherwise provided in an award agreement or grant letter, the number of Ordinary Shares delivered at the end of any Vesting Period will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Ordinary Shares in excess of the total number of Ordinary Shares subject to the Grant.
If the Vesting Date is not a Working Day, the delivery of the Ordinary Shares shall be completed the first Working Day following the end of the Vesting Period.
The Ordinary Shares underlying the Restricted Stock Units that may be vested under the Time-Based Plan will be held, during the Holding Period, if any, in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Ordinary Shares underlying the Restricted Stock Units shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
In the event that, as a consequence of the Grant of Restricted Stock Units under the Time-Based Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Ordinary Shares on the Vesting Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

10.	Shares subject to plan; individual limitations
10.1    Shares Available.
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Ordinary Shares underlying the Restricted Stock Units that may be delivered under the Time-Based Plan shall not exceed the number of shares remaining available for issuance or transfer under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Grant Date, that are not subject to outstanding awards thereunder. Any Restricted Stock Unit granted in connection with the Time-Based Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Ordinary Share underlying the Restricted Stock Unit granted in connection with such Grant. Ordinary Shares subject to the Time-Based Plan shall consist of authorized but unissued shares, as well as existing shares of the Company.
In the event that a Grant, or any part thereof, for any reason is terminated or canceled without having vested, the Ordinary Shares subject to the unvested and forfeited portion of the Restricted Stock Units relating to such Grant shall,

Appendix B-10

provided the Time-Based Plan is still in force, again be available for future Grant pursuant to the Time-Based Plan or the 2015 Performance Based Plan. Notwithstanding any provision of the Time-Based Plan or the Appendix thereunder to the contrary, shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance or transfer under the Time-Based Plan.

11.	Intermediary operations
Subject to Article 6.8, in the event of exchange of shares without any payment in cash (soulte) resulting from a merger or split-up completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive Ordinary Shares underlying Restricted Stock Units of the Company or shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Ordinary Shares underlying Restricted Stock Units.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period, if any.

12.	Adjustment
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate Ordinary Shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Ordinary Shares underlying Restricted Stock Units granted under the Time-Based Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options as per Article L. 225-181 and Article L. 228-99 of the French commercial code.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Grant of Restricted Stock Units he or she benefited from, it being specified that the Restricted Stock Units of the Company granted pursuant to this adjustment shall be governed by the Time-Based Plan.

13.	Amendment to the Time-Based Plan
13.1    Principle
The Time-Based Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries, unless such amendment is necessary or appropriate to comply with or facilitate

Appendix B-11

compliance with applicable laws or other rules, regulations or requirements, as determined by the Board of Directors (or its delegate).
The new provisions shall apply to the Beneficiaries of the Restricted Stock Units during the Vesting Period on the date of the decision to amend the Time-Based Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the Time-Based Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

14.	Tax and social rules
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the grant of Restricted Stock Units, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the reporting obligations he or she must comply with in relation to the grant of the Restricted Stock Units.

15.	Miscellaneous
15.1    Rights in relation to the capacity of employee
No provisions of the Time-Based Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2    Rights in relation to future Restricted Stock Units plans and Nature of Grant
Rights in relation to future Restricted Stock Units plans. The fact that a person may benefit from the Time-Based Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
Nature of Grant. In accepting any Grant under the Time-Based Plan, the Beneficiary acknowledges that:
(a)    the Time-Based Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Time-Based Plan;
(b)    the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;

Appendix B-12

(c)    all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)    Beneficiary’s participation in the Time-Based Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)    Beneficiary is voluntarily participating in the Time-Based Plan;
(f)    the Restricted Stock Units are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
(g)    the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
(h)    in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)    the future value of the underlying Ordinary Shares is unknown and cannot be predicted with certainty;
(j)    if the Beneficiary obtains Ordinary Shares, the value of those Ordinary Shares may increase or decrease;
(k)    in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Restricted Stock Units or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Time-Based Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
(l)    unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Restricted Stock Units under the Time-Based Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of "garden leave” or similar period pursuant to local law).
15.3    Applicable law - Jurisdiction
The Time-Based Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France

Appendix B-13

The attached Appendix applies to Beneficiaries located outside of France at the time of the relevant taxable event.

16. Data Privacy
As part of the 2015 Time-Based Plan, the Company processes some personal data of the Beneficiary. For this processing, the Company acts as the controller of this personal data and in accordance with the provisions of Regulation (EU) 2016/679 and, where applicable, those of Act No. 78-17 known as "Information technology & Civil Liberties", as amended, together the "Personal Data Regulation". Undefined terms used in this clause have the meaning given to them pursuant to the Personal Data Regulation.
The Company processes the Beneficiary's personal data on the legal basis of the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter. The purpose of the contract is to implement, administer and manage the Beneficiary's participation in the 2015 Time-Based Plan. Processed personal data are those strictly necessary for the aforementioned purposes. Especially, this includes the following information: the Beneficiary's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement Shares awarded, cancelled, exercised, vested, unvested or outstanding in Beneficiary's favor (the "Data"). Failure by the Beneficiary to provide certain Data could compromise the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter.
The Company may disclose the Data to the Employer, subsidiaries and affiliated companies, sub-contractors, banking and financial organizations on a need-to-know basis. These entities may be located outside the European Union and in countries that have not been subject of an adequacy decision. If the recipients are located in other countries that do not provide an adequate level of protection for personal data, the Company will take all necessary measures and guarantees to ensure such a level and to supervise such transfers of Data in accordance with the Personal Data Regulation , in particular by implementing standard contractual clauses of the European Commission. The Beneficiary may request a copy of these guarantees by writing to the Data Protection Officer at the following address: dpo@criteo.com.
In accordance with the Personal Data Regulation, where applicable, the Beneficiary has the right to access, rectify, delete, limit processing and transfer his Data. To exercise these rights, the Beneficiary may contact the Data Protection Officer at dpo@criteo.com. The Beneficiary also has the right to file a complaint with the competent supervisory authority and to communicate to the Company instructions for the storage, deletion and communication of its Data after its death.
In the context of this processing, the Data will not be kept for longer than necessary for the purposes referred to in this clause. In any event, the Company will comply with the retention periods imposed by law.

17. Electronic Delivery

Appendix B-14

The Company may, in its sole discretion, decide to deliver any documents related to the Time-Based Plan or future awards that may be granted under the Time-Based Plan by electronic means or to request Beneficiary’s consent to participate in the Time-Based Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Time-Based Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18. Severability

The provisions of this Time-Based Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Time-Based Plan.
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the Time-Based Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Time-Based Plan because such information may be outdated when the Beneficiary vests in the Restricted Stock Units and/or sells any shares delivered pursuant to the award.
GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the "Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding ("Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units grant, including the grant, vesting of the Restricted Stock Units, the subsequent sale of Ordinary Shares underlying Restricted Stock Units delivered pursuant to such vesting and the receipt of any dividends; and (2) do not commit to

Appendix B-15

structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Restricted Stock Units, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of shares underlying the Restricted Stock Units. Alternatively, or in addition, if permissible under local law, and with respect to any individual who is determined by Criteo to be an "officer” as defined by Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act), or an "executive officer” as defined by Rule 3b-7 promulgated under the Exchange Act, the Company may, (1) sell or arrange for the sale of shares underlying the vested Restricted Stock Units to meet the withholding obligation for Tax-Related Items and/or (2) withhold in shares, provided that, to the extent required under applicable accounting or tax rules, the Company only withholds the amount of shares necessary to satisfy the withholding amount, and further provided that any such withholding of shares shall be subject to advance approval by the Board of Directors or a committee thereof as constituted in accordance with Rule 16b-3 under the Exchange Act. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the Time-Based Plan or the Beneficiary’s Vesting of Restricted Stock Units that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the shares underlying the vested Restricted Stock Units if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.
For tax residents of the United States
Beneficiary acknowledges that both this award and any underlying Ordinary Shares are securities, the issuance or transfer of which by the Company requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.
Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the Time-Based Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Time-Based Plan and the Grant Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of this the Time-Based Plan and no payment or benefit shall be due to the Beneficiary under the Time-Based Plan and the Grant Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a

Appendix B-16

"separation from service” from the Company within the meaning of Section 409A of the Code.  Any payments or benefits (including vesting grants) described in the Time-Based Plan and the Grant Letters thereunder that are due within the "short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.  Notwithstanding anything to the contrary in the Plan and the Grant Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code due to the Beneficiary’s status as a "specified employee” within the meaning of Section 409A of the Code, such payment, under the Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Further notwithstanding anything to the contrary in the Plan, to the extent required under Section 409A of the Code to make payment of an award upon a Change in Control, the applicable transaction or event defined in Article 2 and described in Article 6.9 of the Plan must qualify as a "change in control event” within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it does not, then unless otherwise specified in the applicable Grant Letter, any Restricted Stock Units vested in the Beneficiary upon a Change in Control shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.4 of the Time-Based Plan, the shares underlying the Restricted Stock Units shall be delivered to the Beneficiary no later than 90 days following the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it is not, any Restricted Stock Units vested in the Beneficiary upon Disability shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.5 of the Time-Based Plan, the Restricted Stock Units shall be delivered no later than no later than 90 days following the date of the Beneficiary’s Disability death, but in any event no later than December 31st of the calendar year following the year of the Beneficiary’s death to the extent permitted by Section 409A of the Code.
The Company makes no representation that any or all of the payments described in the Time-Based Plan and the Grant Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the Time-Based Plan to the Beneficiary who should seek his or her own tax advice.

Appendix B-17

Exhibit 1
List of Countries

•	Canada

•	Japan

•	Singapore

•	The Netherlands

Appendix B-18

Exhibit 2
Form of Grant Letter
[Beneficiary Name and Address]
[Date]

Letter delivered by electronic delivery
[Name of Beneficiary],
We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on June 25, 2020, the board of directors of Criteo (the « Company »), during its meeting held on [ ] (the « Grant Date »), granted to you Restricted Stock Units of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Time-Based Restricted Stock Units Plan of the Company (the « the Time-Based Plan »). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the Time-Based Plan.
The board of directors granted to you [ ] restricted stock units of the Company (the « Shares »), with a par value of EUR 0.025 each.
The period (« Vesting Period ») at the end of which the grant will become effective and final (i.e., the Shares will be delivered to you and be your property), has been set at [ ] years as from the Grant Date: [details of vesting scheduled to be inserted]. [Except as provided below], the Shares will thus vest at the end of the Vesting Period unless you shall cease to be an employee of the Criteo group for any reason whatsoever during the Vesting Period (subject to the following paragraph).
[In the event you cease to be an employee or officer of the Group after the one-year anniversary of the Grant Date but prior to the First Vesting Date, you shall vest in, on the First Vesting Date, a number of Shares that is equal to the pro rata portion (measured by the ratio of (A) the number of quarters elapsed from the Grant Date included to the date you cease to be an employee or officer of the Group (excluded) to (B) the total number of quarters between the Grant Date (included) and the First Vesting Date (excluded)) of the number of Shares that you would have vested on the First Vesting Date had you remained an employee or officer of the Group until such date (the « Prorated Vesting »).] [Notwithstanding the foregoing, if you are a tax resident of the United States, the Company will be required to withhold Federal Insurance Contributions Act taxes in respect of your vesting gain as of the first anniversary of the Grant Date.]
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest on the date of Disability. In the event of death of during the Vesting Period, the Restricted Stock Units shall vest at the date of the

Appendix B-19

request made by your beneficiaries in the framework of the inheritance. The request for the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
Neither the Time-Based Plan nor this letter shall confer upon the you any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Time-Based Plan or this letter shall be construed to limit the discretion of the Company to terminate your continuous service at any time, with or without cause.
By acknowledging this grant, you hereby acknowledge and agree that any Grant pursuant to the Time-Based Plan shall be subject to any applicable Criteo clawback policy, as adopted by Criteo from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.
The detailed terms of such grant are described in the Time-Based Plan, a copy of which is attached hereto. The Time-Based Plan is hereby incorporated by reference and made a part hereof, and the Restricted Stock Units granted herein shall be subject to all terms and conditions of the Time-Based Plan and this Grant Letter. In the event of any conflict between the provisions of this Grant Letter and the provisions of the Time-Based Plan, the provisions of the Time-Based Plan shall govern.
Thank you for sending a copy of the Time-Based Plan to people.experience@criteo.com, duly initialed and signed, not later than [90 days from the date of the Grant Letter], failing which the above grant shall be null and void.

Yours sincerely,
CRITEO

Appendix B-20

SIGNATURE PAGE

Acknowledged by: _________________________________ Date: _________________
(Print Name)

__________________________________
(Sign Name)

Please return a signed copy to people.experience@criteo.com.

Appendix B-21

APPENDIX C

Please note that because we are a French company, the full text of the plan has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO
AMENDED AND RESTATED 2015 PERFORMANCE-BASED RESTRICTED STOCK UNITS PLAN

Adopted by the Board of Directors on April 23, 2020
Approved by the Company's combined shareholders' general meetings of October 23, 2015, June 29, 2016 and June 28, 2017
Amended from time to time. Last amendment by the Board: April 23, 2020

TABLE OF CONTENTS

1.	IMPLEMENTATION OF THE PERFORMANCE BASED RESTRICTED STOCK UNIT PLAN…................................................	2
2.	DEFINITIONS…...................................................................................	2
3.	PURPOSE…..........................................................................................	4
4.	BENEFICIARIES: ELIGIBLE EMPLOYEES….................................	4
5.	NOTICE OF THE ALLOCATION OF THE RESTRICTED STOCK UNITS…................................................................................................	4
6.	VESTING PERIOD…...........................................................................	5
7.	HOLDING PERIOD…..........................................................................	9
8.	CHARACTERISTICS OF THE ORDINARY SHARES…..................	10
9.	DELIVERY AND HOLDING OF THE ORDINARY SHARES.......... UNDERLYING THE RESTRICTED STOCK UNITS.........................	10
10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS...	11
11.	INTERMEDIARY OPERATIONS........................................................	12
12.	ADJUSTMENT......................................................................................	12
13.	AMENDMENT TO THE 2015 PERFORMANCE PLAN....................	12
14.	TAX AND SOCIAL RULES.................................................................	13
15.	MISCELLANEOUS..............................................................................	13
16.	DATA PRIVACY....................................................................................	14
17.	ELECTRONIC DELIVERY..................................................................	15
18.	SEVERABILITY...................................................................................	15

Appendix C-1

1.	IMPLEMENTATION OF THE PERFORMANCE BASED RESTRICTED STOCK UNIT PLAN
On July 30, 2015, the Board of Directors adopted the Original 2015 Performance Based Restricted Stock Unit Plan stating the conditions and criteria for the grant of Restricted Stock Units of Criteo, a French société anonyme whose registered office is located at 32, rue Blanche, 75009 Paris, France and whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the “Company”) to the benefit of the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Company or any company or economic interest group in which the Company holds, directly or indirectly, at least 10% of the share capital and voting rights at the date of grant of said shares, as determined by the Board of Directors. The Original 2015 Performance Based Restricted Stock Unit Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company, which also granted authority to the Board of Directors to grant Restricted Stock Units under the Original 2015 Performance Based Restricted Stock Unit Plan. On February 25, 2016, the Board of Directors adopted this amended and restated version of the Original 2015 Performance Based Restricted Stock Unit Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016, on June 28, 2016, on April 4, 2018, on April 25, 2019 and on April 23, 2020 the “2015 Performance Based Restricted Stock Unit Plan” or the "Performance Based Plan").

2.	DEFINITIONS
Under the Performance Based Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Beneficiaries"	refers to the person(s) for whose benefit the Board of Directors has approved a Grant of Restricted Stock Units under the Performance Based Plan as well as, as the case may be, his or her heirs;
"Board of Directors"	refers to the Company’s board of directors;

Appendix C-2

"Bylaws"	refers to the Company’s bylaws in force at the date referred to;
"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Ordinary Shares such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code;
"Grant Date"	refers to the date when the Board of Directors decided to grant Restricted Stock Units under the 2015 Performance Based Restricted Stock Units Plan;
"Grant Letter"	refers to the notice, substantially in the form set forth in Exhibit 1, which informs a given Beneficiary of the Grant of Restricted Stock Units, as stated in Article 5 of the Performance Plan;
"Grant"
refers to the decision of the Board of Directors to grant Restricted Stock Units to a given Beneficiary, subject to the vesting conditions set forth by the Performance Based Plan as amended from time to time;

"Group"	refers to the Company and to all the companies and groups affiliated with the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code;
"Holding Period"
refers to the period, if any, starting on the Vesting Date, during which a Beneficiary may not transfer or pledge his or her shares underlying the vested Restricted Stock Units, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Grant Date pursuant to applicable French law;

"Ordinary Share"	refers to one ordinary share (action ordinaire) of the Company or an American Depositary Share representing one Share on the Nasdaq Global Market.
"Original 2015 Performance Based Restricted Stock Units Plan"
refers to the version of the 2015 Performance Based Stock Units Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015;

"Restricted Stock Units"
refers to a promise by the Company to deliver to the Beneficiary on the Vesting Date, at no consideration, Ordinary Shares, subject to the vesting conditions set forth by the Performance Based Plan. Dividend, voting and other shareholder rights will not apply until the issuance or transfer of Ordinary Shares at the time of vesting of the Restricted Stock Units under the Performance Based Plan.

"Vesting Date"	refers to the date on which the Ordinary Shares subject to the Restricted Stock Units are delivered to the relevant Beneficiary,

Appendix C-3

"Vesting Period"
refers to the minimum one year period starting on the Grant Date and ending on the Vesting Date, being specified that the Board of Directors may decide to extend this period for all or part of the Restricted Stock Units and/or provide for vesting in tranches, as stated in the corresponding Grant Letter;

"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

3.	PURPOSE
The Performance Based Plan sets forth the conditions and criteria for the grant of Restricted Stock Units under the Performance Based Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the Performance Based Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility;

•	to provide additional incentive to Beneficiaries, including performance incentives; and

•	to promote the success of the Company's business.

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015 , the Board of Directors of the Company will approve the list of Beneficiaries among the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Group, as determined by the Board of Directors, together with the indication of the number of Restricted Stock Units granted to each of them.

5.	NOTICE OF THE GRANT OF THE RESTRICTED STOCK UNITS
The notice of the Grant of Restricted Stock Units to each Beneficiary shall be made pursuant to a Grant Letter made available to the Beneficiary together with a copy of the Performance Based Plan as amended and restated, indicating the number of Restricted Stock Units granted, the Vesting Period, the Holding Period, if any, and the Performance Targets (as described in Article 6.1 and 6.2).

Appendix C-4

The Beneficiary shall acknowledge receipt of the Grant documentation comprised of the Grant Letter and of the Performance Based Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Grant Letter within 90 days from the date of notification by the Company of the availability on line of the Grant documentation; the documents being deemed to be received on the date of the electronic delivery, in the absence of which, the Grant shall be null and void for this Beneficiary.

6.	VESTING PERIOD
6.1.    Principle
(a)    The Restricted Stock Units granted under the 2015 Performance Based Plan shall vest in by the Beneficiaries at the end of the Vesting Period, provided that the following condition(s) precedent(s) is (are) met:

i.
except as set forth in Article 6.1(b), continued presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group during the Vesting Period, in the absence of which he or she will not be entitled to acquire Ordinary Shares on the date when this condition is no longer met; and

ii.	attainment of one or more Performance Targets determined by the Board of Directors at grant in accordance with Article 6.2 and reflected in the relevant Grant Letter.
Should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to vest in the Restricted Stock Units granted under the Performance Based Plan at the end of the Vesting Period; provided, that if the Beneficiary is an officer on the Grant Date and subsequently ceases to be an officer of any company of the Group, the Board of Directors shall have the discretion to terminate the Beneficiary’s Restricted Stock Units granted under the Performance Based Plan at any time up to the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period.
During the Vesting Period, the Beneficiaries will not own the Ordinary Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the Ordinary Shares.

Appendix C-5

(b)    Unless otherwise determined by the Board of Directors at the Grant Date, if the Beneficiary (i) ceases to be an employee or officer of the Group more than one year after the Grant Date but prior to (A) the Vesting Date or (B) in the case of a Grant that vests in tranches, the vesting date of the first tranche of the Grant (such date in either (A) or (B), the “First Vesting Date”), and (ii) prior to the termination of his or her employment or term of office, any applicable Performance Targets (as defined below) are fully satisfied, then the Beneficiary shall vest in, on the First Vesting Date, only those Restricted Stock Units that correspond to the Performance Targets that were fully satisfied prior to the termination of his or her employment or term of office (rounded to the nearest whole number). For instance, for a Grant where 25% of the Restricted Stock Units vest upon the second anniversary of the Grant Date subject to the attainment of Performance Target No. 1 and 25% of the Restricted Stock Units vest upon the second anniversary of the Grant Date subject to the attainment of Performance Target No. 2, if the Beneficiary ceases to be an employee or officer of the Group on the day following the first anniversary of the Grant Date and the Board determines that, by that date, the Beneficiary has satisfied Performance Target No. 1 at 100% and Performance Target No. 2 at 85%, he shall vest in on such second anniversary date 25% of his Restricted Stock Units, with the balance being automatically forfeited. If none of the Performance Targets are met at the 100% level or higher prior to the Beneficiary’s termination, the Beneficiary’s entire Grant will be automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Grants where the First Vesting Date is more than one year after the Grant Date.
(c)    In addition to any other powers set forth in the Performance Based Plan and subject to the provisions of the Performance Based Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Grant (which need not be identical) and any Restricted Stock Units acquired pursuant thereto, including, without limitation, the Performance Measures (as defined below), performance period, performance award formula and Performance Targets (as defined below) applicable to any grant and the extent to which such Performance Targets have been attained. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances a Grant may be settled, cancelled, forfeited, exchanged, or surrendered.
Notwithstanding Articles 6.6, 6.7 and 6.8 of the Performance Based Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to a Grant under the Performance Plan solely based on a Change in Control.

Appendix C-6

6.2    Performance criteria
The vesting of any Restricted Stock Units granted hereunder shall be subject to or conditioned upon, in whole or in part, the achievement of Performance Targets in accordance with the following terms and conditions (each, a “Performance Grant”):
6.2.1    Establishment of performance period, performance targets and performance award formula
In granting each Performance Grant, the Board of Directors shall establish in writing the applicable performance period, performance award formula and one or more Performance Targets (as defined herein) which, when measured at the end of the performance period, shall determine, on the basis of the performance award formula, the final number of Restricted Stock Units acquired by the Beneficiary. The Board of Directors shall have full power and final authority, in its discretion, to alter or cancel the Performance Targets or performance award formula applicable to a Beneficiary, including, without limitation, in the event that the Beneficiary changes roles or functions within the Group during the performance period. In any case, the performance period shall not be shorter than one year.
6.2.2    Measurement of performance targets
Performance shall be evaluated by the Board of Directors on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
(a)    Performance Measures
(i)    Determination of Performance Measures. Except as otherwise determined by the Board of Directors and in each case to the extent applicable, Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry.
(ii)    Calculation of Performance Measures. Except as otherwise determined by the Board of Directors, the Performance Measures applicable to the vesting of the Restricted Stock Units shall be calculated in accordance with generally accepted accounting principles and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board of Directors, occurring after the establishment of the Performance Targets applicable to the vesting of the Restricted Stock Units. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation

Appendix C-7

of Performance Measures in order to prevent the dilution or enlargement of the Beneficiary’s rights with respect to the vesting of the Restricted Stock Units.
(iii)    Types of Performance Measures. Performance Measures may be one or more of the following or such other measures as determined by the Board of Directors:
(1)    revenue excluding traffic acquisition costs;

(2)	adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the Securities Exchange Commission in the United States;
(3)    cash flow from operating activities;
(4)    stock price;
(5)    completion of identified special project(s); or
(6)    any combination of the foregoing.
Notwithstanding the foregoing, the Board of Directors may provide that one or more objectively determinable adjustments shall be made to the Performance Measures, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission.
(b)    Performance Targets. Where applicable, Performance Targets may, without limitation, be expressed in terms of attaining a specified level of the Performance Measure or the attainment of a percentage increase or decrease in the particular Performance Measure, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the Board of Directors. The Performance Targets may be subject to a threshold level of performance below which no Restricted Stock Units will vest, levels of performance at which specified numbers of Restricted Stock Units will vest, and a maximum level of performance above which no additional number of Restricted Stock Units will vest (or at which full vesting will occur).
6.3    Compliance with Company Policies

Appendix C-8

a)
Grant Subject to Clawback Policy. The Grant Letter shall contain an acknowledgement and agreement by the Beneficiary that any Grant pursuant to the Performance Based Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.

b)
Share Ownership Guidelines. Any Ordinary Shares acquired pursuant to the vesting of Restricted Stock Units may need to be retained by the Beneficiary in order to comply with the Company’s Share Ownership Guidelines, to the extent applicable to the Beneficiary.

6.4    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to vest in the Restricted Stock Units at the end of the Vesting Period.
6.5    Agreed Leave of Absence Exceeding Three Months
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Grant(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Grant(s) shall be extended in accordance with this Article 6.5.
6.6    Disability
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest in by the Beneficiary on the date of Disability in accordance with articles 6.1 and 6.2 and reflected in the Grant Letter, but being noted that (i) the condition related to the continued presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group during the Vesting Period will be considered as met immediately on the date of Disability and (ii) the condition of the attainment of one or more Performance Targets determined by the Board of Directors at grant will be measured on the date of Disability.
6.7    Death

Appendix C-9

In the event of the death of the Beneficiary during the Vesting Period, the Restricted Stock Units shall vest in in accordance with articles 6.1 and 6.2 and reflected in the Grant Letter, but being noted that (i) the condition related to the continued presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group during the Vesting Period will be considered as met immediately on the date of death and (ii) the condition of the attainment of one or more Performance Targets determined by the Board of Directors at grant will be measured on the date of death.
The Restricted Stock Units shall vest at the date of the request made by his or her beneficiaries in the framework of the inheritance. The request for the vesting of the Restricted Stock Units by the heirs shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.8    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Restricted Stock Units that may vest pursuant to Article 6.1(b) upon retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Restricted Stock Units prior to the date of such retirement.
6.9    Change in Control

(a)	Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Grant Letter, in the event of a Change in Control:

(i)
Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Grant, for each Grant that is not assumed or substituted for and for which the Grant Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse, any performance conditions imposed with respect to such Grant shall be deemed to be achieved at target performance levels and the Restricted Stock Units shall be deemed fully vested by the Beneficiary prior to the consummation of the Change in Control. Any Grant for which the Grant Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.9(a)(ii) or cancelled in accordance with Article 6.9(a)(iii) below.

Appendix C-10

(ii)
For the purposes of this Article 6.9, a Grant will be considered assumed or substituted if, (A) following the Change in Control, the Grant confers the right to receive, for each Restricted Stock Unit subject to the Grant immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of Ordinary Shares for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Restricted Stock Unit shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of Ordinary Shares in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Grant following the Change in Control are freely tradable on a major stock exchange; and (C) the Grant otherwise remains subject to the same terms and conditions that were applicable to the Grant immediately prior to the Change in Control.

(iii)
Notwithstanding any other provision of the 2015 Performance Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Grant shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per Ordinary Share in the Change in Control multiplied by (ii) the number of Restricted Stock Units granted. The Board of Directors shall not be required to treat all Grants similarly for purposes of this Article 6.9(a). Payment of amounts under this Article 6.9(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Grants surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

Appendix C-11

(b)	The obligations of the Company under the Performance Based Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.

7.	HOLDING PERIOD
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Ordinary Shares underlying the Restricted Stock Units granted under the Performance Based Plan and will be shareholders of the Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Ordinary Shares underlying the Restricted Stock Units shall not be transferable during the Holding Period, if any, and the Beneficiaries may not transfer or pledge those shares, by any means, or convert them into bearer form.
b)At the end of the Holding Period, if any, the Restricted Stock Units will be fully transferable, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Ordinary Shares acquired pursuant to the vesting of the Restricted Stock Units granted under the Performance Based Plan may not be transferred (i) if a “black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Ordinary Shares underlying the Restricted Stock Units delivered to the Beneficiaries referred to in Article 6.5 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.6 above may be freely transferred as from the date of their date of vesting.

8.	CHARACTERISTICS OF THE ORDINARY SHARES
The Ordinary Shares delivered pursuant to the vesting of the Restricted Stock Units shall be, at the Company’s choice, new shares to be issued by the Company or existing shares acquired by the Company.

Appendix C-12

As from the Vesting Date, the Ordinary Shares delivered pursuant to the vesting of the Restricted Stock Units shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing Ordinary Shares and shall benefit from the same rights as from the Vesting Date.
Restricted Stock Units that do not vest do not give right to any dividend paid or dividend equivalent accumulated prior to the Vesting Date.

9.	DELIVERY AND HOLDING OF THE ORDINARY SHARES UNDERLYING THE RESTRICTED STOCK UNITS
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Ordinary Shares underlying the Restricted Stock Units vested under the Performance Based Plan provided that the conditions and criteria for such vesting provided by Articles 5 and 6 above are met. However, Ordinary Shares may not be delivered in fractional shares. Unless otherwise provided in an award agreement or grant letter, the number of Ordinary Shares delivered at the end of any Vesting Period will always be rounded to the nearest whole number, provided however that the rounding does not result in the issuance of Ordinary Shares in excess of the total number of Ordinary Shares subject to the Grant.
If the Vesting Date is not a Working Day, the delivery of the Ordinary Shares underlying the Restricted Stock Units shall be completed the first Working Day following the end of the Vesting Period.
The Ordinary Shares that may be acquired under the Performance Based Plan will be held, during the Holding Period (if any), in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Restricted Stock Units shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
In the event that, as a consequence of the Grant of Restricted Stock Units under the Performance Based Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Ordinary Shares underlying the Restricted Stock Units on the Vesting Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

Appendix C-13

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS
10.1    Shares Available
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Ordinary Shares underlying the Restricted Stock Units that may be delivered under the Performance Based Plan shall not exceed the number of shares remaining available for issuance or transfer under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Grant Date, that are not subject to outstanding awards thereunder. Any Restricted Stock Units granted in connection with a Grant under the Performance Based Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Ordinary Share underlying the Restricted Stock Unit granted in connection with such Grant. Shares subject to the Performance Based Plan shall consist of authorized but unissued Ordinary Shares, as well as existing Ordinary Shares.
In the event that a Grant, or any part thereof, for any reason is terminated or canceled without having vested, the unvested and forfeited portion of the Restricted Stock Units relating to such Grant shall, provided the 2015 Performance Based Plan is still in force, again be available for future grant pursuant to the Time-Based Restricted Stock Units Plan or the Performance Based Plan. Notwithstanding any provision of the Performance Based Plan or the Appendix thereunder to the contrary, shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance or transfer under the Performance Based Plan.
10.2    Individual Grant Limits
Unless otherwise determined by the Board of Directors, the following limits shall apply to the grant of a Grant under the Performance Based Plan. Subject to adjustment as provided in Articles 11 and 12, no Beneficiary shall be granted within any fiscal year of the Company a Grant of Restricted Stock Units under the Performance Based Plan, the grant or vesting of which is based on the attainment of Performance Targets, for more than 1,000,000 Restricted Stock Units.

Appendix C-14

11.	INTERMEDIARY OPERATIONS
Subject to Article 6.9, in the event of exchange of shares without any payment in cash (soulte) resulting from a merger or split-up completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive Ordinary Shares underlying Restricted Stock Units of the Company or shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Ordinary Shares underlying Restricted Stock Units.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period (if any).

12.	ADJUSTMENT
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate free shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Ordinary Shares underlying the Restricted Stock Units granted under the Performance Based Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options as per Article L. 225-181 and L. 228-99 of the French commercial code.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Grant of Restricted Stock Units he or she benefited from, it being specified that the shares of the Company granted pursuant to this adjustment shall be governed by the Performance Based Plan.

13.	AMENDMENT TO THE 2015 PERFORMANCE PLAN
13.1    Principle
The Performance Based Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries, unless such amendment is necessary or appropriate to comply with or facilitate compliance with applicable laws or other rules, regulations or requirements, as determined by the Board of Directors (or its delegate).

Appendix C-15

The new provisions shall apply to the Beneficiaries of the Restricted Stock Units during the Vesting Period on the date of the decision to amend the Performance Based Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the Performance Based Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

14.	TAX AND SOCIAL RULES
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the grant of Restricted Stock Units, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the reporting obligations he or she must comply with in relation to the grant of the Restricted Stock Units.

15.	MISCELLANEOUS
15.1    Rights in relation to the capacity of employee
No provisions of the Performance Based Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2    Rights in relation to future Restricted Stock Units plans and Nature of Grant
Rights in relation to future Restricted Stock Units plans. The fact that a person may benefit from the Performance Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.

Appendix C-16

Nature of Grant. In accepting any Grant under the Performance Based Plan, the Beneficiary acknowledges that:
(a)    the Performance Based Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Performance Based Plan;
(b)    the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units , even if Restricted Stock Units have been granted repeatedly in the past;
(c)    all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)    Beneficiary’s participation in the Performance Based Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)    Beneficiary is voluntarily participating in the Performance Based Plan;
(f)    the Restricted Stock Units are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
(g)    the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
(h)    in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)    the future value of the underlying Ordinary Shares is unknown and cannot be predicted with certainty;
(j)    if the Beneficiary obtains Ordinary Shares, the value of those Ordinary Shares may increase or decrease;

Appendix C-17

(k)    in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Restricted Stock Units or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Performance Based Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
(l)    unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Restricted Stock Units under the Performance Based Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
15.3    Applicable law - Jurisdiction
The Performance Based Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France at the time of a relevant taxable event.

16.	Data Privacy
As part of the Performance Based Plan, the Company processes some personal data of the Beneficiary. For this processing, the Company acts as the controller of this personal data and in accordance with the provisions of Regulation (EU) 2016/679 and, where applicable, those of Act No. 78-17 known as "Information technology & Civil Liberties", as amended, together the "Personal Data Regulation". Undefined terms used in this clause have the meaning given to them pursuant to the Personal Data Regulation.

Appendix C-18

The Company processes the Beneficiary's personal data on the legal basis of the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter. The purpose of the contract is to implement, administer and manage the Beneficiary's participation in the Performance Based Plan. Processed personal data are those strictly necessary for the aforementioned purposes. Especially, this includes the following information: the Beneficiary's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement Shares awarded, cancelled, exercised, vested, unvested or outstanding in Beneficiary's favor (the "Data"). Failure by the Beneficiary to provide certain Data could compromise the conclusion and performance of the contract concluded at the time of the Beneficiary's acceptance of the Grant Letter.
The Company may disclose the Data to the Employer, subsidiaries and affiliated companies, sub-contractors, banking and financial organizations, on a need-to-know basis. These entities may be located outside the European Union and in countries that have not been subject of an adequacy decision. If the recipients are located in other countries that do not provide an adequate level of protection for personal data, the Company will take all necessary measures and guarantees to ensure such a level and to supervise such transfers of Data in accordance with the Personal Data Regulation, in particular by implementing standard contractual clauses of the European Commission. The Beneficiary may request a copy of these guarantees by writing to the Data Protection Officer at the following address: dpo@criteo.com.
In accordance with the Personal Data Regulation, where applicable, the Beneficiary has the right to access, rectify, delete, limit processing and transfer his Data. To exercise these rights, the Beneficiary may contact the Data Protection Officer at dpo@criteo.com. The Beneficiary also has the right to file a complaint with the competent supervisory authority and to communicate to the Company instructions for the storage, deletion and communication of its Data after its death.
In the context of this processing, the Data will not be kept for longer than necessary for the purposes referred to in this clause. In any event, the Company will comply with the retention periods imposed by law.

17. Electronic Delivery
The Company may, in its sole discretion, decide to deliver any documents related to the 2015 Performance-Based Restricted Stock Units Plan or future awards that may be granted under the 2015 Performance-Based Restricted Stock Units Plan by electronic means or to request Beneficiary’s consent to participate in the 2015 Performance-Based Restricted Stock Units Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the 2015 Performance -

Appendix C-19

Based Restricted Stock Units Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18. Severability
The provisions of this Performance Based Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the 2015 Performance Based Restricted Stock Units Plan (the "Plan").
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the Performance Based Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because such information may be outdated when the Beneficiary vests in the Restricted Stock Units and/or sells any Ordinary Shares delivered pursuant to the award.

GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1)

Appendix C-20

make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units grant, including the grant, vesting of the Restricted Stock Units, the subsequent sale of shares acquired pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Restricted Stock Units, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of shares underlying the Restricted Stock Units. Alternatively, or in addition, if permissible under local law, the Company may, (1) sell or arrange for the sale of shares underlying the vested Restricted Stock Units to meet the withholding obligation for Tax-Related Items and/or (2) withhold in shares, provided that, to the extent required under applicable accounting or tax rules, the Company only withholds the amount of shares necessary to satisfy the withholding amount and further provided that any such withholding of shares shall be subject to advance approval by the Board of Directors or a committee thereof as constituted in accordance with Rule 16b-3 under the Exchange Act.. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the Plan or the Beneficiary’s vesting of Restricted Stock Units that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the shares underlying the vested Restricted Stock Units if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.

For tax residents of the United States
Beneficiary acknowledges that both this award and any underlying Ordinary Shares are securities, the issuance or transfer of which by the Company requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.
Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and,

Appendix C-21

accordingly, to the maximum extent permitted, the Plan and the Grant Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of the Plan and no payment or benefit shall be due to the Beneficiary under the Plan and the Grant Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code.  Any payments or benefits (including vesting grants) described in the Plan and the Grant Letters thereunder that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.  Notwithstanding anything to the contrary in the Plan and the Grant Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code due to the Beneficiary’s status as a “specified employee” within the meaning of Section 409A of the Code, such payment, under the Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Further notwithstanding anything to the contrary in the Plan, to the extent required under Section 409A of the Code to make payment of an award upon a Change in Control, the applicable transaction or event defined in Article 2 and described in Article 6.9 of the Plan must qualify as a “change in control event” within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it does not, then unless otherwise specified in the applicable Grant Letter, any Restricted Stock Units definitively vested in by the Beneficiary upon a Change in Control shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.6 of the Plan, the shares underlying the Restricted Stock Units shall be delivered to the Beneficiary no later than 90 days following the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code and the regulations promulgated thereunder, and if it is not, any Restricted Stock Units definitively vested by the Beneficiary upon Disability shall be delivered on their originally specified Vesting Date, in accordance with Article 9 of the Plan (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.7 of the Plan, the Restricted Stock Units shall be delivered no later than no later than 90 days following the date of the Beneficiary’s Disability death, but in any event no later than December 31st of the calendar year following the year of the Beneficiary’s death to the extent permitted by Section 409A of the Code.

Appendix C-22

The Company makes no representation that any or all of the payments described in the Plan and the Grant Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the Plan to the Beneficiary who should seek his or her own tax advice.

Appendix C-23

Exhibit 1
Form of Grant Letter
[Beneficiary Name and Address]
[Date]
Letter delivered by electronic delivery
[Name of Beneficiary],

We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on June 25, 2020, the board of directors of Criteo S.A. (the “Company”), during its meeting held on [ ] (the “Grant Date”), granted to you Restricted Stock Units of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Performance Based Restricted Stock Units (the “2015 Performance Plan”). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the 2015 Performance Plan.
The Board granted to you [ ] ordinary shares of the Company (the “Shares”), with a par value of EUR 0.025 each (the “Grant”).
There is a period (the “Vesting Period”) at the end of which the Grant will become effective and final (i.e., the Shares will be delivered to you and be your property). The Shares may be acquired by you not earlier than [ ] unless you shall cease to be an employee or officer of the Criteo group for any reason whatsoever during the Vesting Period [(subject to the following paragraph)], and subject to the attainment of the following performance goals: [ ].
[In the event (i) you cease to be an employee or officer of the Criteo group more than one year after the Grant Date but prior to the First Vesting Date, and (ii) prior to the termination of your employment or term of office, any of the Performance Targets set forth above are fully satisfied, you shall acquire, on the First Vesting Date, only those Shares that correspond to the Performance Targets that were fully satisfied prior to the termination of your employment or term of office. All other Shares will be automatically forfeited.]
In the event of Disability before the end of the Vesting Period, the Restricted Stock Units shall vest on the date of Disability. In the event of death during the Vesting Period, the Restricted Stock Units shall vest at the date of the request made by your beneficiaries in the framework of the inheritance. The request for the vesting of the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.

Appendix C-24

Neither the Performance-Based Plan nor this letter shall confer upon the you any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Performance-Based Plan or this letter shall be construed to limit the discretion of the Company to terminate your continuous service at any time, with or without cause.
By acknowledging this Grant, you hereby acknowledge and agree that any Grant pursuant to the 2015 Performance Plan shall be subject to any applicable Company clawback policy, as adopted by the Company from time to time, as well as to any clawback required by any applicable laws, regulations or trading rules of any exchange on which the Company’s shares are listed at such time.
The detailed terms of this Grant are described in the Performance Based Plan, a copy of which is attached hereto. The 2015 Performance Plan is hereby incorporated by reference and made a part hereof, and the Restricted Stock Units granted herein shall be subject to all terms and conditions of the Performance Based Plan and this Grant Letter. In the event of any conflict between the provisions of this Grant Letter and the provisions of the Performance Based Plan, the provisions of the Performance Based Plan shall govern.

Thank you for sending us a copy of the Performance Based Plan to people.experience@criteo.com, duly initialed and signed, not later than [90 days from the date of the Grant Letter], failing which the above grant shall be null and void.

Yours sincerely,
CRITEO

Appendix C-25

SIGNATURE PAGE

Acknowledged by: _________________________________ Date: _________________
(Print Name)

__________________________________
(Sign Name)

Appendix C-26

Important : Avant d'exercer votre choix, veuillez prendre connaissance des instructions situées au verso - *Important : Before selecting please refer to instructions on reverse side*
Quelle que soit l'option choisie, noircir comme ceci ■ la ou les cases correspondantes, dater et signer au bas du formulaire - *Whichever option is used, shade box(es) like this ■, date and sign at the bottom of the form*

☐ **JE DÉSIRE ASSISTER À CETTE ASSEMBLÉE** et demande une carte d'admission : dater et signer au bas du formulaire / ***I WISH TO ATTEND THE SHAREHOLDER'S MEETING** and request an admission card: date and sign at the bottom of the form*

CRITEO

Société Anonyme au capital de 1 651 008,05 €
Siège Social :
32, rue Blanche
75009 - Paris
484 786 249 R.C.S. PARIS

ASSEMBLÉE GÉNÉRALE MIXTE

Convoquée pour le 25 Juin 2020 à 14h00
au Siège Social : 32, rue Blanche - 75009 Paris

COMBINED GENERAL MEETING

To be held on June 25th, 2020, at 02:00 p.m.
At the registered Office : 32, rue Blanche - 75009 Paris

CADRE RÉSERVÉ À LA SOCIÉTÉ - *FOR COMPANY'S USE ONLY*

Identifiant - *Account*

Nombre d'actions / *Number of shares*: Nominatif / *Registered* (Vote simple / *Single vote*; Vote double / *Double vote*); Porteur / *Bearer*

Nombre de voix - *Number of voting rights*

☐ **JE VOTE PAR CORRESPONDANCE / *I VOTE BY POST***
Cf. au verso (2) - *See reverse (2)*

Je vote **OUI** à tous les projets de résolutions présentés ou agréés par le Conseil d'Administration ou le Directoire ou la Gérance, à l'EXCEPTION de ceux que je signale en noircissant comme ceci ■ l'une des cases "Non" ou "Abstention". / *I vote **YES** all the draft resolutions approved by the Board of Directors, EXCEPT those indicated by a shaded box, like this ■, for which I vote No or I abstain.*

	1	2	3	4	5	6	7	8	9	10
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	11	12	13	14	15	16	17	18	19	20
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	21	22	23	24	25	26	27	28	29	30
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

Sur les projets de résolutions non agréés, je vote en noircissant la case correspondant à mon choix. *On the draft resolutions not approved, I cast my vote by shading the box of my choice.*

	A	B
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	C	D
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	E	F
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	G	H
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	J	K
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐

Si des amendements ou des résolutions nouvelles étaient présentés en assemblée, je vote **NON** sauf si je signale un autre choix en noircissant la case correspondante :
*In case amendments or new resolutions are proposed during the meeting, I vote **NO** unless I indicate another choice by shading the corresponding box:*

- Je donne pouvoir au Président de l'assemblée générale. / *I appoint the Chairman of the general meeting*.......... ☐
- Je m'abstiens. / *I abstain from voting*.......... ☐
- Je donne procuration [cf. au verso renvoi (4)] à M., Mme ou Mlle, Raison Sociale pour voter en mon nom .... ☐
  I appoint [see reverse (4)] Mr, Mrs or Miss, Corporate Name to vote on my behalf..........

☐ **JE DONNE POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE**
Cf. au verso (3)

I HEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE GENERAL MEETING
See reverse (3)

☐ **JE DONNE POUVOIR À :** Cf. au verso (4)
pour me représenter à l'Assemblée
I HEREBY APPOINT: *See reverse (4)*
to represent me at the above mentioned Meeting
M. Mme ou Mlle, Raison Sociale / Mr, Mrs or Miss, Corporate Name

Adresse / Address

ATTENTION : Pour les titres au porteur, les présentes instructions doivent être transmises à votre banque.
CAUTION: ***As for bearer shares, the present instructions will be valid only if they are directly returned to your bank.***

Nom, prénom, adresse de l'actionnaire (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire). **Cf au verso (1)**
Surname, first name, address of the shareholder *(Change regarding this information have to be notified to relevant institution, no changes can be made using this proxy form).* ***See reverse (1)***

Pour être pris en considération, tout formulaire doit parvenir au plus tard :
To be considered, this completed form must be returned no later than:

sur 1ère convocation / ***on 1st notification*** — 21 juin 2020 / *June 21st, 2020*
sur 2ème convocation / ***on 2nd notification***

à / *to* BNP Paribas Securities Services,
CTO, Service Assemblées,
Grands Moulins de Pantin,
9, rue du Débarcadère,
93761 Pantin Cedex

Date & Signature

« Si le formulaire est renvoyé daté et signé mais qu'aucun choix n'est coché (carte d'admission / vote par correspondance / pouvoir au président / pouvoir à mandataire), cela vaut automatiquement pouvoir au Président de l'assemblée générale »
'If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting'

CONDITIONS D'UTILISATION DU FORMULAIRE

(1) GENERALITES : Il s'agit d'un formulaire unique prévu par l'article R. 225-76 du Code de Commerce.
QUELLE QUE SOIT L'OPTION CHOISIE :

Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire).

Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité.

Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote.

Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R. 225-77 alinéa 3 du Code de Commerce).

Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (article R. 225-81 du Code de Commerce). Ne pas utiliser à la fois « Je vote par correspondance » et « Je donne pouvoir » (article R. 225-81 paragraphe 8 du Code de Commerce).

Un guide méthodologique de traitement des assemblées générales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de l'AFTI : www.afti.asso.fr

La version française de ce document fait foi.

(2) VOTE PAR CORRESPONDANCE

Article L. 225-107 du Code de Commerce (extrait) :

"Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.

Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, dans les conditions de délais fixées par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas considérés comme des votes exprimés"

La majorité requise pour l'adoption des décisions est déterminée en fonction des voix exprimées par les actionnaires présents ou représentés. Les voix exprimées ne comprennent pas celles attachées aux actions pour lesquelles l'actionnaire n'a pas pris part au vote, s'est abstenu ou a voté blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s'agissant des sociétés ayant adopté le statut de la société européenne, et articles 57 et 58 du Règlement du Conseil (CE) N°2157/2001 relatif au statut de la société européenne)

Si vous votez par correspondance : vous devez obligatoirement noircir la case "Je vote par correspondance" au recto.

1 - il vous est demandé pour chaque résolution en noircissant individuellement les cases correspondantes :

- soit de voter "Oui" (vote exprimé par défaut pour les projets de résolutions présentés au agréés, en l'absence d'un autre choix);
- soit de voter "Non";
- soit de vous "Abstenir" en noircissant individuellement les cases correspondantes.

2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, il vous est demandé d'opter entre vote contre (vote exprimé par défaut en l'absence d'un autre choix), pouvoir au président de l'assemblée générale, abstention ou pouvoir à personne dénommée en noircissant la case correspondant à votre choix.

(3) POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE

Article L. 225-106 du Code de Commerce (extrait) :

"Pour toute procuration d'un actionnaire sans indication de mandataire, le président de l'assemblée générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant".

(4) POUVOIR À UNE PERSONNE DÉNOMMÉE

Article L. 225-106 du Code de Commerce (extrait) :

"I - Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidarité.

Il peut en outre se faire représenter par toute autre personne physique ou morale de son choix :

1° Lorsque les actions de la société sont admises aux négociations sur un marché réglementé ;

2° Lorsque les actions de la société sont admises aux négociations sur un système multilatéral de négociations soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, et que les statuts le prévoient.

II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat.

III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L. 225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article.

Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L. 225-23 ou de l'article L. 225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L. 225-23 ou de l'article L. 225-71.

Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites."

Article L. 225-106-1 du Code de Commerce

"Lorsque, dans les cas prévus aux troisième et quatrième alinéas du I de l'article L. 225-106, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien.

Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit :

1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ;

2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au sens de l'article L. 233-3 ;

3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ;

4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3.

Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°.

Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc.

La caducité du mandat est notifiée sans délai par le mandataire à la société.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 225-106-2 du Code de commerce

"Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée aux troisième et quatrième alinéas de l'article L. 225-106, rend publique sa politique de vote.

Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 225-106-3 du Code de commerce

"Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 225-106-1 ou des dispositions de l'article L. 225-106-2. Le tribunal peut décider la publication de cette décision aux frais du mandataire.

Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 225-106-2."

Les informations à caractère personnel recueillies dans le cadre du présent document sont nécessaires à l'exécution de vos instructions de vote. Vous disposez d'un certain nombre de droits concernant vos données (accès, rectification, etc.). Ces droits peuvent être exercés auprès de votre teneur de compte aux coordonnées indiquées par ce dernier.

FORM TERMS AND CONDITIONS

(1) GENERAL INFORMATION: This is the sole form pursuant to article R. 225-76 du Code de Commerce
WHICHEVER OPTION IS USED:

The signatory should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: (Change regarding this information have to be notified to relevant institution, no change can be made using this proxy form).

If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity's behalf.

If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy.

The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (art. R. 225-77 alinéa 3 du Code de Commerce).

The text of the resolutions is in the notification of the meeting which is sent with this proxy (article R. 225-81 du Code de Commerce). Please do not use both "I vote by post" and "I hereby appoint" (article R. 225-81 du Code de Commerce).

A guide relating to the general meetings processing, including an interpretation grid of this proxy form, is available on the AFTI website at: www.afti.asso.fr

The French version of this document governs; The English translation is for convenience only.

(2) POSTAL VOTING FORM

Article L. 225-107 du Code de Commerce (extract):

"Any shareholder may vote by post, using a form the wording of which shall be fixed by a decree approved by the Conseil d'Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be deemed non- existent.

When calculating the quorum, only forms received by the company before the meeting shall be taken into account, on conditions to be laid down by a decree approved by the Conseil d'Etat. The forms giving no voting direction or indicating abstention shall not be considered as votes cast."

The majority required for the adoption of the general meeting's decisions shall be determined on the basis of the votes cast by the shareholders present or represented. The votes cast shall not include votes attaching to shares in respect of which the shareholder has not taken part in the vote or has abstained or has returned a blank or spoilt ballot paper (articles L. 225-96 and L. 225-98 du Code de Commerce and, for the companies which have adopted the statute of European company, articles 57 and 58 of the Council Regulation (EC) n°2157/2001 on the statute for a European company).

If you wish to use the postal voting form, you have to shade the box on the front of the document: "I vote by post".

1 - In such event, please comply for each resolution the following instructions by shading boxes of your choice:

- either vote "Yes" (in absence of choice, vote expressed by default for the approved draft resolutions),
- or vote "No",
- or vote "Abstention" by shading boxes of your choice.

2 - In case of amendments or new resolutions during the general meeting, you are requested to choose between vote "No" (vote expressed by default in absence of choice), proxy to the chairman of the general meeting, "Abstention" or proxy to a mentioned person individual or legal entity by shading the appropriate box.

(3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING

Article L. 225-106 du Code de Commerce (extract):

"In case of any power of representation given by a shareholder without naming a proxy, the chairman of the general meeting shall issue a vote in favor of adopting a draft resolutions submitted or approved by the Board of Directors or the Management Board, as the case may be, and a vote against adopting any other draft resolutions. To issue any other vote, the shareholder must appoint a proxy who agrees to vote in the manner indicated by his principal."

(4) PROXY TO A MENTIONED PERSON (INDIVIDUAL OR LEGAL ENTITY)

Article L. 225-106 du Code de Commerce (extract):

"I - A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner who he or she has entered into a civil union with.

He or she can also be represented by an individual or legal entity of his or her choice:

2° When the shares are admitted to trading on a multilateral trading facility which is subject to the provisions of the paragraph II of the article L. 433-3 of the Code monétaire et financier as provided by the general regulation of the Autorité des marchés financiers (French Financial Markets Regulatory Authority), included on a list issued by the AMF subject to the conditions provided by its general regulation, and stated in the company memorandum and articles of association.

II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d'Etat decree specifies the implementation of the present paragraph.

III - Before every general meeting, the chairman of the board of directors or the management board, as the case may be, may organise a consultation with the shareholders mentioned in article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article.

Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company's shares. Such a consultation shall also be obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71.

Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent."

Article L. 225-106-1 du Code de commerce

"When, in the events envisaged by the third and fourth paragraphs of the article L. 225-106 I, the shareholder is represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers.

This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of whom it acts:

1° Controls, within the meaning of article L. 233-3, the company whose general meeting has to meet;

2° Is member of the management board, administration or supervisory board of the company or a person which controls it within the meaning of the article L. 233-3;

3° Is employed by the company or a person which controls it within the meaning of article L. 233-3;

4° Is controlled or carries out one of the functions mentioned with the 2° or the 3° in a person or an entity controlled by a person who controls the company, within the meaning of the article L. 233-3.

This information is also delivered when a family tie exits between the proxy or, as the case may be, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4° above.

When during the proxy, one of the events mentioned in the preceding subparagraphs occurs, the proxy informs without delay his constituent. Failing by the latter to confirm explicitly the proxy, this one is null and void.

The termination of the proxy is notified without delay by the proxy to the company.

The conditions of application of this article are determined by a Conseil d'Etat decree."

Article L. 225-106-2 du Code de commerce

"Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive proxy to represent them at the general meeting of a company mentioned with the third and fourth subparagraphs of the article L. 225-106, shall release its voting policy.

It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions.

The conditions of application of this article are determined by a Conseil d'Etat decree."

Article L. 225-106-3 du Code de commerce

"The commercial court of which the company' s head office falls under can, at the request of the constituent and for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to any general meeting of the relevant company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of article L. 225-106-1 or with the provisions of article L. 225-106-2. The court can decide the publication of this decision at the expenses of the proxy.

The court can impose the same sanctions towards the proxy on request of the company in the event of non-compliance of the provisions of the article L. 225-106-2."

Personal data included in this form are necessary for the execution of your voting instructions. You have certain minimum rights regarding your data (access, correction...). These rights may be exercised using the contact details provided by your custodian.

THE PROXY WITH RESPECT TO THE CHAIRMAN OF THE MEETING IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CRITEO S.A.

ORDRE DU JOUR DE L’ASSEMBLEE GENERALE
Si vous choisissez de donner pouvoir au président de l’assemblée générale pour voter en votre nom, le président émettra un vote favorable à l’adoption des résolutions suivantes.

Les points suivants, proposés par le Conseil d’administration, seront soumis au vote de l’assemblée générale de 2020 :

Ordre du jour de la compétence de l’assemblée générale ordinaire :

AGENDA OF THE GENERAL MEETING
Please note that if you grant a proxy to the chairman of the meeting to vote your ordinary shares, the chairman will vote in favor of adopting the following resolutions.
The following matters proposed by the Board of Directors will be considered at the 2020 general meeting:

Agenda for the Ordinary Shareholders’ Meeting:

1. renouvellement du mandat d’administrateur de Monsieur Jean-Baptiste Rudelle	1. renewal of the term of office of Mr. Jean-Baptiste Rudelle as Director
2. renouvellement du mandat d’administrateur de Monsieur James Warner	2. renewal of the term of office of Mr. James Warner as Director
3. renouvellement du mandat d’administrateur de Monsieur Edmond Mesrobian	3. renewal of the term of office of Mr. Edmond Mesrobian as Director
4. renouvellement du mandat d’administrateur de Madame Marie Lalleman	4. renewal of the term of office of Ms. Marie Lalleman as Director
5. avis consultatif sur la rémunération versée par la Société aux named executive officers de la Société	5. non-binding advisory vote to approve the compensation for the named executive officers of the Company
6. approbation des comptes annuels de l'exercice clos le 31 décembre 2019	6. approval of the statutory financial statements for the fiscal year ended December 31, 2019
7. approbation des comptes consolidés de l'exercice clos le 31 décembre 2019	7. approval of the consolidated financial statements for the fiscal year ended December 31, 2019
8. affectation des résultats de l'exercice clos le 31 décembre 2019	8. approval of the allocation of profits for the fiscal year ended December 31, 2019
9. approbation d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Madame Marie Lalleman)	9. approval of an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Marie Lalleman)
10. approbation d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Madame Megan Clarken)	10. approval of an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Indemnification agreement entered into with Ms. Megan Clarken)
11. approbation d’une convention visée à l’article L. 225-38 du Code de commerce (Consultancy Agreement conclu entre la Société et la société Rocabella)	11. approval of an agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code (Consultancy agreement entered into with the company Rocabella)
12. autorisation à donner au Conseil d’administration en vue de l’achat par la Société de ses propres actions conformément aux dispositions de l’article L. 225-209-2 du Code de commerce	12. delegation of authority to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code
Ordre du jour de la compétence de l’assemblée générale extraordinaire :	Agenda for the Extraordinary Shareholders’ Meeting:
13. autorisation à donner au Conseil d’administration en vue de réduire le capital social par voie d’annulation d’actions dans le cadre de l’autorisation de rachat par la Société de ses propres actions conformément aux dispositions de l’article L. 225-209-2 du Code de commerce

13. delegation of authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code

14. autorisation à donner au Conseil d’administration en vue de réduire le capital par voie d’annulation d’actions acquises par la Société dans le cadre des dispositions de l’article L. 225-208 du Code de commerce

14. authorization to be given to the Board of Directors to reduce the Company’s shares capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code

15. délégation à consentir au Conseil d’administration à l’effet de réduire le capital social par voie de rachat d'actions suivi de leur annulation	15. delegation of authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock
16. autorisation à donner au Conseil d’administration de consentir des options de souscription ou d’achat d’actions de la Société, conformément aux dispositions des articles L. 225-177 et suivants du Code de commerce emportant renonciation des actionnaires à leur droit préférentiel de souscription

16. authorization to be given to the Board of Directors to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders' preferential subscription right

17. autorisation à donner au Conseil d’administration de procéder à l’attribution gratuite d’actions soumises à des critères de présence ("Time-Based RSUs") au personnel salarié et aux mandataires sociaux de la Société et au personnel salarié de ses filiales conformément aux dispositions des articles L.225-197-1 et suivants du Code de commerce emportant renonciation des actionnaires à leur droit préférentiel de souscription

17. authorization to be given to the Board of Directors to grant time-based restricted stock units (“Time-Based RSUs”) to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription right

18. autorisation à donner au Conseil d’administration de procéder à l’attribution gratuite d’actions de performance ("Actions de Performance" / "Performance-based RSU" (PSU)) aux mandataires sociaux et aux membres du personnel salarié de la Société et aux membres du personnel salarié de ses filiales conformément aux dispositions des articles L. 225-197-1 et suivants du Code de commerce emportant renonciation des actionnaires à leur droit préférentiel de souscription

18. authorization to be given to the Board of Directors to grant performance-based restricted stock units ("Performance-Based RSUs") to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code from time to time, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code; without shareholders' preferential subscription right

19. fixation du nombre maximum d’actions susceptibles d’être émises ou acquises en vertu des autorisations et délégations visées aux points 16 à 18 ci-dessus	19. approval of the maximum number of shares that may be issued or acquired pursuant to the authorizations and delegations pursuant to items 16 to 18 above
20. délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le capital par émission d’actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec maintien du droit préférentiel de souscription des actionnaires

20. delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights

21. délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le capital par émission d’actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires et offre au public

21. delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights

22. délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le capital par émission d’actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires au profit d’une catégorie de personnes répondant à des caractéristiques déterminées

22. delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights

23. délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le nombre de titres à émettre en cas d’augmentation de capital avec ou sans droit préférentiel de souscription réalisée en vertu des délégations visées aux points 20 à 22 ci-dessus et de la délégation consentie aux termes de la 24ème résolution de l’assemblée générale du 16 mai 2019

23. delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without shareholders’ preferential subscription rights pursuant to items 20 to 22 above, and pursuant to the delegation adopted by the 24th resolution of the Shareholders’ Meeting held on May 16, 2019

24. délégation à consentir au Conseil d’administration en vue d’augmenter le capital social par émission d’actions et de valeurs mobilières donnant accès au capital de la Société au profit des salariés adhérant au plan d'épargne d’entreprise

24. delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise)

25. fixation des limitations globales du montant des émissions effectuées en vertu des délégations visées aux points 20 à 22, et 24 ci-dessus et au point 27 ci-dessous	25. approval of the overall limits on the amount of ordinary shares to be issued pursuant to items 20 to 22, item 24 above and to item 27 below
26. délégation de compétence à consentir au Conseil d’administration à l’effet de décider toute opération de fusion-absorption, scission ou apport partiel d’actifs, conformément aux dispositions de l’article L. 236-9 II du Code de commerce

26. delegation of authority to the Board of Directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code

27. délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le capital par émission d’actions ordinaires ou de toutes valeurs mobilières donnant accès au capital dans le cadre d’une fusion-absorption décidée par le Conseil d’administration vertu de la délégation visée au point 26 ci-dessus

27. Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares or securities giving access to the Company’s share capital in the scope of a merger-absorption decided by the Board of Directors pursuant to item 26 above

28. modification de l’article 12 des statuts « réunion du Conseil d’administration » afin de prévoir la faculté pour le Conseil d’administration de prendre certaines décisions par voie de consultation écrite

28. amendment of Article 12 of the by-laws “Board of Directors’ meetings” to comply with new the legal provisions of the French Commercial Code to provide to the Board of Directors the faculty to take certain decisions by written consultation

29. modification de l’article 13 des statuts « pouvoirs du Conseil d’administration » afin d’y refléter les nouvelles dispositions de la loi dite « Loi Pacte » relatives aux pouvoirs du Conseil d’administration
29. amendment of Article 13 of the by-laws “powers of the Board of Directors” to comply with the new provisions of the law said “Loi Pacte” relating to the attribution of the Board of Directors
30. modification de l’article 19 des statuts « assemblées générales » afin de le mettre à jour des dispositions légales concernant les modalités de détermination de la majorité requise pour l’adoption des résolutions par les assemblées générales des actionnaires

30. amendment of Article 19 of the by-laws “general shareholders’ meetings” to comply with new the legal provisions of the French Commercial Code relating to the methods of determination of the required majority for the adoption of resolutions by general shareholder’ meetings

9288 Criteo VIF Proof 4

Annual Combined General Meeting of Criteo S.A.

Date: June 25, 2020

See Voting Instruction On Reverse Side.

Please make your marks like this: X Use pen only

PLEASE REFER BELOW AND TO THE OTHER SIDE OF THE CARD FOR A DESCRIPTION OF THE MATTERS SUBMITTED TO THE ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2020 (THE "ANNUAL GENERAL MEETING")

Agenda for the Ordinary Shareholders' Meeting	For	Against	Abstain
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Agenda for the Extraordinary Shareholders' Meeting			
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AGENDA OF THE GENERAL MEETING

Agenda for the Ordinary Shareholders' Meeting

Authorized Signatures - This section must be completed for your instructions to be executed.

__________________ Please Sign Here

__________________ Please Date Above

__________________ Please Sign Here

__________________ Please Date Above

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual Combined General Meeting of Criteo S.A. to be held on June 25, 2020 For Holders as of April 3, 2020

MAIL

- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

All votes must be received by 5:00 pm (Eastern Time) on June 19, 2020.

PROXY TABULATOR FOR

CRITEO S.A.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

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9288 Criteo VIF.indd 1 4/17/2020 3:55:09 PM

About Criteo

Criteo (NASDAQ: CRTO) is the global technology company powering the world's marketers with trusted and impactful advertising. 2,800 Criteo team members partner with over 20,000 customers and thousands of publishers around the globe to deliver effective advertising across all channels, by applying advanced machine learning to unparalleled data sets. Criteo empowers companies of all sizes with the technology they need to better know and serve their customers. For more information, please visit www.criteo.com.

Criteo S.A. | 32 Rue Blanche | 75009 Paris | France
+33 1 4040 2290 | **criteo.com** | IR@Criteo.com